Filed pursuant to Rule 497
File No. 333-220385

PROSPECTUS SUPPLEMENT

(to Prospectus dated September 12, 2018)

100,000 Shares

Common Stock

$18.90 per share

We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. Our business strategy is to achieve our investment objective of producing attractive risk-adjusted returns by generating current income from our debt investments and capital appreciation from our equity and equity related investments.

We are offering 100,000 shares of our common stock directly to certain institutional investors. We have not retained any underwriter or placement agent, and we will not pay any commission or underwriting discount in connection with this offering. See “Plan of Distribution” beginning on page S-17 of this prospectus supplement for more information regarding this offering.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “CSWC.” On October 1, 2018, the last reported sales price on the NASDAQ Global Select Market for our common stock was $19.26 per share. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of June 30, 2018 was $18.87. The offering price per share of our common stock in this offering will not be less than the net asset value per share of our common stock at the time we make this offering.

This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus supplement and the accompanying prospectus before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, or the SEC. This information is available free of charge by contacting us at 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240, or by telephone at (214) 238-5700 or on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains information about us.

Investing in our common stock involves a high degree of risk, and should be considered highly speculative. See the “Risk Factors” beginning on page 12 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the Securities and Exchange Commission nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public Offering Price	$18.90	$1,890,000
Proceeds, before expenses, to us(1)	$18.90	$1,890,000

(1)	We estimate that we will incur approximately $14,000 of expenses relating to this offering.

The date of this prospectus supplement is October 2, 2018

Prospectus Supplement

Prospectus

S-i

ABOUT THIS PROSPECTUS SUPPLEMENT

This document is in two parts. The first part is this prospectus supplement, which describes the specific details regarding this offering of our common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which provides general information about us and the securities we may offer from time to time, some of which may not apply to this offering. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any of our common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of the our common stock. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in the accompanying prospectus.

S-ii

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand the terms of the common stock offered hereby, you should read the entire prospectus supplement and the accompanying prospectus carefully, including “Risk Factors,” “Use of Proceeds,” “Selected Financial Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the financial statements contained elsewhere in this prospectus supplement and/or the accompanying prospectus. Together, these documents describe the specific terms of the common stock we are offering. In this prospectus supplement and the accompanying prospectus, unless the context otherwise requires, the “Company,” “Capital Southwest Corporation,” “we,” “us” and “our” refer to Capital Southwest Corporation and our subsidiaries. You should also read and review the documents identified in the section titled “Available Information” in this prospectus supplement.

Organization

Capital Southwest Corporation, which we refer to as CSWC or the Company, is an internally managed closed-end, non-diversified management investment company that specializes in providing customized financing to middle market companies in a broad range of industry segments located primarily in the United States. Our common stock currently trades on The Nasdaq Global Select Market under the ticker symbol “CSWC.”

CSWC was organized as a Texas corporation on April 19, 1961. Prior to March 30, 1988, CSWC was registered as a closed-end, non-diversified investment company under the Investment Company Act of 1940 Act, as amended, or the 1940 Act. On that date, we elected to be treated as a business development company, or BDC, under the 1940 Act.

We are also a regulated investment company, or RIC, under Subchapter M of the U.S. Internal Revenue Code of 1986, or the Code. As such, we are not required to pay corporate-level U.S. federal income tax on our investment income. We intend to maintain our RIC tax treatment, which requires that we qualify annually as a RIC by meeting certain specified requirements.

On September 30, 2015, we completed the spin-off, which we refer to as the Share Distribution, of CSW Industrials, Inc., or CSWI. CSWI is now an independent publicly traded company. The Share Distribution was effected through a tax-free, pro-rata distribution of 100.0% of CSWI’s common stock to shareholders of the Company. Each Company shareholder received one share of CSWI common stock for every one share of Company common stock on the record date, September 18, 2015. Cash was paid in lieu of any fractional shares of CSWI common stock.

Following the Share Distribution, we have maintained operations as an internally-managed BDC and pursued a credit-focused investing strategy akin to similarly structured organizations. We intend to continue to provide capital to middle-market companies. We intend to invest primarily in debt securities, including senior debt, second lien and subordinated debt, and may also invest in preferred stock and common stock alongside our debt investments or through warrants.

The following diagram depicts CSWC’s current summary organizational structure:

Capital Southwest Management Corporation, or CSMC, a wholly-owned subsidiary of CSWC, is the management company for CSWC. CSMC generally incurs all normal operating and administrative expenses, including, but not limited to, salaries and related benefits, rent, equipment and other administrative costs required for day-to-day operations.

CSWC also has a direct wholly-owned subsidiary that has been elected to be a taxable entity, or the Taxable Subsidiary. The primary purpose of the Taxable Subsidiary is to permit CSWC to hold certain interests in portfolio companies that are organized as limited liability companies (or other forms of pass-through entities) and still allow us to satisfy the RIC tax requirement that at least 90.0% of our gross income for U.S. federal income tax purposes must consist of qualifying investment income. The Taxable Subsidiary is taxed at normal corporate tax rates based on its taxable income.

Overview

CSWC is an internally managed closed-end, non-diversified management investment company that specializes in providing customized debt and equity financing to lower middle market, or LMM, companies and debt capital to upper middle market, or UMM, companies in a broad range of investment segments located primarily in the United States. Our business strategy is to achieve our investment objective of producing attractive risk-adjusted returns by generating current income from our debt investments and capital appreciation from our equity and equity related investments. Our investment strategy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in senior debt securities, secured by security interests in portfolio company assets and in secured and unsecured subordinated debt securities. We also may invest in equity interests in our portfolio companies alongside our debt securities.

We focus on investing in companies with histories of generating revenues and positive cash flow, established market positions and proven management teams with strong operating discipline. We target senior debt, subordinated debt, and equity investments in LMM companies, as well as first and second lien syndicated loans in UMM companies. Our target LMM companies typically have annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 million and $15.0 million, and our LMM investments generally range in size from $5.0 million to $25.0 million. Our UMM investments generally include syndicated first and second lien loans in companies with EBITDA generally greater than $50.0 million, and our UMM investments typically range in size from $5.0 million to $15.0 million.

We seek to fill the financing gap for LMM companies, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms including equity participation. Our ability to invest across a LLM company’s capital structure, from secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options. Providing customized financing solutions is important to LMM companies. We generally seek to partner directly with financial sponsors, entrepreneurs, management teams and business owners in making our investments. Our LMM debt investments typically include senior loans with a first lien on the assets of the portfolio company, as well as subordinated debt, which may either be secured or unsecured subordinated loans. Our LMM debt investments typically have a term of between five and seven years from the original investment date. We also often seek to invest in the equity securities of our LMM portfolio companies.

Our investments in UMM companies primarily consist of direct investments in or secondary purchases of interest bearing debt securities in privately held companies that are generally larger in size than the LMM companies included in our portfolio. Our UMM debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have an expected duration of between three and seven years from the original investment date.

We offer managerial assistance to our portfolio companies and provide them access to our investment experience, direct industry expertise and contacts. Our obligation to offer to make available significant managerial assistance to our portfolio companies is consistent with our belief that providing managerial assistance to a portfolio company is important to its business development activities.

Because we are internally managed, we do not pay external investment advisory fees, but instead directly incur the operating costs associated with employing investment and portfolio management professionals. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly traded and privately held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio.

Our principal executive offices are located at 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240. We maintain a website at http://www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

Business Strategies

Our business strategy is to achieve our investment objective of producing attractive risk-adjusted returns by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments. We have adopted the following business strategies to achieve our investment objective:

•

Leveraging the Experience of Our Management Team. Our senior management team has extensive experience investing in and lending to middle market companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at BDCs in the capacity of senior officers. We believe this extensive experience provides us with an in-depth understanding of the strategic, financial and operational challenges and opportunities of the middle market companies in which we invest. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

•

Applying Rigorous Underwriting Policies and Active Portfolio Management. Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, which we believe allows us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. Senior management, together with the deal team and accounting and finance departments, meets at least monthly to analyze and discuss in detail the company’s financial performance and industry trends. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

•

Investing Across Multiple Companies, Industries, Regions and End Markets. We seek to maintain a portfolio of investments that is appropriately diverse among various companies, industries, geographic regions and end markets. This portfolio balance is intended to mitigate the potential effects of negative economic events for particular companies, regions, industries and end markets. However, we may from time to time hold securities of an individual portfolio company that comprise more than 5% of our total assets and/or more than 10% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act.

•

Utilizing Long-Standing Relationships to Source Deals. Our senior management team and investment professionals maintain extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities.

•

Focusing on Underserved Markets. The middle market has traditionally been underserved. We believe that operating margin and growth pressures, as well as regulatory concerns, have caused many financial institutions to de-emphasize services to middle market companies in favor of larger corporate clients and more liquid capital market transactions. We also invest in securities that would be rated below investment grade if they were rated. We believe these dynamics have resulted in the financing market for middle market companies being underserved, providing us with greater investment opportunities.

•

Focus on Established Companies. We generally invest in companies with established market positions, proven management teams with strong operating discipline, histories of generating revenues, and recurring cash flow streams. We believe that those companies generally possess better risk adjusted return profiles than earlier stage companies that are building their management teams and establishing their revenue base. We also believe that established companies in our target size range generally provide opportunities for capital appreciation.

•

Capital Structures Appropriate for Potential Industry and Business Volatility. Our investment team spends significant time understanding the performance of both the target portfolio company and its specific industry throughout a full economic cycle. The history of each specific industry and target portfolio company will demonstrate a different level of potential volatility in financial performance. We seek to understand this dynamic thoroughly and invest our capital at leverage levels in the capital structure that will remain within enterprise value and in securities that will receive interest payments if such downside volatility were to occur.

•

Providing Customized Financing Solutions. We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Often we invest in senior and subordinated debt securities, coupled with equity interests. We believe our ability to customize financing structures makes us an attractive partner to middle market companies.

Risk Factors

Investing in our common stock involves a high degree of risk. You should consider carefully the information found in the section titled “Risk Factors” beginning on page 12 of the accompanying prospectus, including, but not limited to, the following risks:

•	Our financial condition and results of operations will depend on our ability to effectively allocate and manage capital.

•	Our investments in portfolio companies involve a number of significant risks:

•

They may have unpredictable operating results, could become parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

•

Most of our portfolio companies are private companies. Private companies may not have readily publicly available information about their businesses, operations and financial condition. Consequently, we rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from making investments in these portfolio companies. If we are unable to uncover all material information about the target portfolio company, we may not make a fully informed investment decision and may lose all or part of our investment.

•	The lack of liquidity in our investments may adversely affect our business.

•	Any unrealized losses or defaults we experience may be an indication of future realized losses, which could reduce our income available to make distributions.

•	Our investments in equity securities involve a substantial degree of risk. We may not realize gains from our equity investments.

•	Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

•

Our business model depends to a significant extent upon strong referral relationships. Our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

•

In addition to regulatory limitations on our ability to raise capital, our current debt obligations contain various covenants, which, if not complied with, could accelerate our repayment obligations under the Credit Facility or the Existing Notes, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

•

All of our assets are subject to security interests under our secured Credit Facility and if we default on our obligations under the Credit Facility, we may suffer adverse consequences, including foreclosure on our assets.

•	Because we borrow money to make investments, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

•	Changes in interest rates may affect our cost of capital, the value of investments and net investment income.

•	If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

•	A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

•	We will be subject to corporate-level U.S. federal income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

•	Even if we qualify as a RIC, we may face tax liabilities that reduce our cash flow.

•

Our historical financial statements are not necessarily representative of the results we would have achieved as a stand-alone publicly-traded company and therefore may not be indicative of our future performance.

•

Our investment portfolio is and will continue to be recorded at fair value. Our board of directors, or the Board, has final responsibility for overseeing, reviewing and approving, in good faith, our fair value determination. As a result of recording our investments at fair value, there is and will continue to be subjectivity as to the value of our portfolio investments.

•

The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States, which may have a negative impact on our business and operations.

•

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.

•	The market price of our common stock may fluctuate significantly.

Investment Criteria

Our investment team has identified the following investment criteria that we believe are important in evaluating prospective investment opportunities. However, not all of these criteria have been or will be met in connection with each of our investments:

•	Companies with Positive and Sustainable Cash Flow: We generally seek to invest in established companies with sound historical financial performance.

•

Excellent Management: Management teams with a proven record of achievement, exceptional ability, unyielding determination and integrity. We believe management teams with these attributes are more likely to manage the companies in a manner that protects and enhances value.

•	Industry: We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help protect their market position.

•

Strong Private Equity Sponsors: We focus on developing relationships with leading private equity firms in order to partner with these firms and provide them capital to support the acquisition and growth of their portfolio companies.

•

Appropriate Risk-Adjusted Returns: We focus on and price opportunities to generate returns that are attractive on a risk-adjusted basis, taking into consideration factors, in addition to the ones depicted above, including credit structure, leverage levels and the general volatility and potential volatility of cash flows.

THE OFFERING

Common stock offered by us	100,000 shares

Common stock outstanding prior to this offering	16,343,194 shares

Common Stock to be outstanding after this offering	16,443,194 shares

Use of proceeds	We intend to use the net proceeds from this offering to repay outstanding indebtedness under our Credit Facility. However, through re-borrowings under our Credit Facility, we intend to make investments in LMM and UMM portfolio companies in accordance with our investment objective and strategies, to make investments in marketable securities and other temporary investments, and for other general corporate purposes, including payment of operating expenses. As of October 1, 2018, we had $127 million of indebtedness outstanding under our Credit Facility. Our Credit Facility matures on November 16, 2021, and borrowings under the Credit Facility currently bear interest on a per annum basis equal to LIBOR plus 3.00%. See “Use of Proceeds” in this prospectus supplement.

Distribution

We currently pay quarterly dividends and may pay supplemental dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors on a quarterly basis. Our supplemental dividends, if any, will be determined by our board of directors.

Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), maintenance of our RIC tax treatment and such other factors as our board of directors may deem relevant from time to time.

When we make distributions, we are required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital (a distribution of the stockholders’ invested capital), investors will be required to reduce their basis in our stock for U.S. federal tax purposes. In the future, our distributions may include a return of capital.

Taxation	We have elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income tax on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

NASDAQ Global Select Market symbol of Common Stock	“CSWC”

Risk factors	An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 12 of the accompanying prospectus, to read about factors you should consider, including the risk of leverage, before investing in our common stock.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement and the accompanying prospectus contains a reference to fees or expenses paid by “you,” “us” or “CSWC,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	0.74	%(2)
Dividend reinvestment plan expenses	—	%(3)

Total stockholder transaction expenses (as a percentage of offering price)	0.74%
Annual Expenses (as a percentage of net assets attributable to common stock):
Operating expenses	4.86	%(4)
Interest payments on borrowed funds	3.78	%(5)
Income tax expense	0.49	%(6)
Acquired fund fees and expenses	1.66	%(7)

Total annual expenses	10.79%

(1)	We have not retained any underwriter or placement agent, and we will not pay any commission or underwriting discount (sales load) in connection with this offering.
(2)	The offering expenses of this offering are estimated to be approximately $14,000.
(3)

The expenses of administering our DRIP are included in operating expenses. The DRIP does not allow shareholders to sell shares through the DRIP. If a shareholder wishes to sell shares they would be required to select a broker of their choice and pay any fees or other costs associated with the sale.

(4)

Operating expenses in this table represent the estimated annual operating expenses of CSWC and its consolidated subsidiaries based on annualized operating expenses for the quarter ended June 30, 2018. We do not have an investment adviser and are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals including, without limitation, compensation expenses related to salaries, discretionary bonuses and restricted stock grants.

(5)

Interest payments on borrowed funds represents our estimated annual interest payments based on actual interest rate terms under our Credit Facility. Interest payments on borrowed funds also represents our estimated annual interest payments assuming future issuances of $50 million in debt securities at an interest rate of 5.95% per annum in the next twelve months. The estimate of annual interest payments are based upon our existing ATM offering of up to $50 million of the December 2022 Notes that was established in June 2018 and may not reflect the actual amount of future issuances of debt securities. The future issuances of debt securities will be made at the discretion of management and our board of directors after evaluating the investment opportunities and economic situation of the Company and the market as a whole.

(6)

Income tax expense relates to the accrual of (a) deferred and current tax provision (benefit) for U.S. federal income taxes and (b) excise, state and other taxes. Deferred taxes are non-cash in nature and may vary significantly from period to period. We are required to include deferred taxes in calculating our annual expenses even though deferred taxes are not currently payable or receivable. Income tax expense represents the estimated annual income tax expense of CSWC and its consolidated subsidiaries based on annualized income tax expense for the quarter ended June 30, 2018.

(7)

Acquired fund fees and expenses represent the estimated indirect expense incurred due to our investment in the I-45 Senior Loan Fund based upon the actual amount incurred for the fiscal year ended March 31, 2018.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$108	$306	$481	$837

The example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends at NAV, participants in our DRIP will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the average purchase price of all shares of common stock purchased by the administrator of the DRIP in the event that shares are purchased in the open market to satisfy the share requirements of the DRIP, which may be at, above or below NAV. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our DRIP.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information contained in this prospectus supplement and the accompanying prospectus contain forward-looking statements, which can be identified by the use of forward-looking terminology such as “may,” “predict,” “will,” “continue,” “likely,” “would,” “could,” “should,” “expect,” “anticipate,” “potential,” “estimate,” “indicate,” “seek,” “believe,” “target,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. The matters described in the section titled “Risk Factors” in the accompanying prospectus and certain other factors noted throughout this prospectus supplement and the accompanying prospectus constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. We undertake no obligation to revise or update any forward-looking statements but advise you to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements. We believe these factors include, but are not limited to, the following:

•	our future operating results;

•	market conditions and our ability to access debt and equity capital and our ability to manage our capital resources effectively;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the financial condition and ability of our existing and prospective portfolio companies to achieve their objectives;

•	the adequacy of our cash resources and working capital;

•	our ability to recover unrealized losses;

•	our expected financings and investments;

•	our contractual arrangements and other relationships with third parties;

•	the impact of fluctuations in interest rates on our business;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	our ability to operate as a BDC and a RIC, including the impact of changes in laws or regulations governing our operations or the operations of our portfolio companies;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to successfully invest any capital raised in an offering;

•	the return or impact of current and future investments;

•	our transition to a debt focused investment strategy;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

•	our regulatory structure and tax treatment;

•	the impact of the recently enacted U.S. tax reform legislation, including as a result of future regulation and guidance interpreting the statute; and

•	the timing, form and amount of any dividend distributions.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from our sale of the 100,000 number shares of common stock in this offering will be approximately $1.9 million after deducting estimated offering expenses of approximately $14,000 payable by us.

We intend to use the net proceeds from this offering to repay outstanding indebtedness under our Credit Facility. However, through re-borrowings under our Credit Facility, we intend to make investments in LMM and UMM portfolio companies in accordance with our investment objective and strategies, to make investments in marketable securities and other temporary investments, and for other general corporate purposes, including payment of operating expenses. As of October 1, 2018, we had $127 million of indebtedness outstanding under our Credit Facility. Our Credit Facility matures on November 16, 2021, and borrowings under the Credit Facility currently bear interest on a per annum basis equal to LIBOR plus 3.00%.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Market Information

Our common stock is traded on Nasdaq under the symbol “CSWC.”

The following table set forth, for each fiscal quarter within the two most recent fiscal years and each full fiscal quarter since the beginning of the current fiscal year, the range of high and low selling prices of our common stock as reported on Nasdaq, as applicable, and the sales price as a percentage of the NAV per share of our common stock.

		Price Range		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)
	NAV(1)	High	Low
Year ending March 31, 2019
Second Quarter (through October 1, 2018)	*	$19.80	$18.00	*	*
First Quarter	$18.87	19.38	16.53	2.70%	(12.40)%
Year ending March 31, 2018
Fourth Quarter	$19.08	$18.00	$14.85	(5.66)%	(22.17)%
Third Quarter	18.44	17.76	16.15	(3.69)	(12.42)
Second Quarter	18.26	17.50	16.00	(4.16)	(12.38)
First Quarter	17.96	17.34	15.20	(3.45)	(15.37)
Year ended March 31, 2017
Fourth Quarter	$17.80	$16.91	$15.04	(5.00)%	(15.51)%
Third Quarter	17.88	16.86	13.81	(5.70)	(22.76)
Second Quarter	17.74	15.05	13.75	(15.16)	(22.49)
First Quarter	17.39	14.37	13.49	(17.37)	(22.43)

(1)

NAV per share, is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low share price divided by NAV and subtracting 1.
*	NAV has not yet been determined.

On October 1, 2018, we had 443 stockholders of record. On October 1, 2018, the last sale price of our common stock on Nasdaq was $19.26 per share.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV per share will decrease. It is not possible to predict whether our common stock will trade at, above, or below NAV per share. As we continue to make investments and grow our balance sheet through the use of leverage, we believe we will achieve a market dividend yield which should allow us to trade at or above NAV.

DISTRIBUTIONS

We intend to make distributions on a quarterly basis to our shareholders of substantially all of our taxable income. In lieu of cash, we may make deemed distributions of certain net capital gains to our shareholders.

The payment dates and amounts of cash dividends per share on a post-split basis for the past five years are as follows:

Payment Date	Cash Dividend
March 28, 2013	$0.69
May 31, 2013	0.10
November 29, 2013	0.10
May 30, 2014	0.10
November 28, 2014	0.10
June 10, 2015	0.10
April 1, 2016	0.04
July 1, 2016	0.06
October 1, 2016	0.11
January 3, 2017	0.17
April 3, 2017(1)	0.45
July 3, 2017	0.21
October 2, 2017	0.24
January 2, 2018	0.26
April 2, 2018	0.28
July 2, 2018(2)	0.89
September 28, 2018(3)	0.44

(1)	On April 3, 2017, CSWC paid a quarterly dividend of $0.19 per share and a supplemental dividend of $0.26 per share.
(2)	On July 2, 2018, CSWC paid a quarterly dividend of $0.29 per share and a supplemental dividend of $0.60 per share.
(3)	On September 28, 2018, CSWC paid a quarterly dividend of $0.34 per share and a supplemental dividend of $0.10 per share.

The amounts and timing of cash dividend payments have generally been dictated by requirements of the Code regarding the distribution of taxable net investment income (ordinary income) of regulated investment companies.

On March 1, 2016, we established a share repurchase plan in compliance with the requirements of Rules 10b5-1(c)(1)(i)(B) and 10b-18 under the Exchange Act. The plan was established pursuant to a $10 million share repurchase program that the board approved on January 20, 2016. This agreement became effective immediately and shall terminate on the earliest of: (1) the date on which a total of $10 million worth of common shares have been purchased under the plan; (2) the date on which the terms set forth in the purchase instructions have been met; or (3) the date that is one trading day after the date on which insider notifies broker in writing that this agreement shall terminate. During both the three months ended June 30, 2018 and 2017, the Company did not repurchase any shares of the Company’s common stock under the share repurchase program. As of June 30, 2018, the Company has approximately $9.4 million available for additional repurchases under the share repurchase program.

Distribution Policy

We generally intend to make distributions on a quarterly basis to our shareholders of substantially all of our taxable income. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ended each October 31, and (3) any ordinary income and net capital gains for the preceding year that were not distributed during that year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). In order to obtain the tax benefits applicable to RICs, we will be required to distribute to our shareholders with respect to each taxable year at least 90.0% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. We may retain for investment realized net long-term capital gains in excess of realized net short-term capital losses. We may make deemed distributions to our shareholders of any retained net capital gains. If this happens, our shareholders will be treated as if they received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. Our shareholders also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. We may, in the future, make actual distributions to our shareholders of some or all realized net long-term capital gains in excess of realized net short-term capital losses. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We have adopted a DRIP which provides for reinvestment of our distributions on behalf of our common shareholders if opted into by a common shareholder.

Shareholders who receive dividends in the form of stock generally are subject to the same U.S. federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the shareholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

CAPITALIZATION

The following table sets forth our cash and cash equivalents and capitalization:

(a)	on an actual basis as of June 30, 2018; and

(b)	on an as adjusted basis for the sale of 100,000 shares of our common stock offered hereby at $18.90 per share, after deducting the estimated offering expenses of approximately $14,000 payable by us.

This table should be read together with “Use of Proceeds,” included in this prospectus supplement, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” included in the accompanying prospectus, and our most recent consolidated financial statements and notes thereto included in the accompanying prospectus.

	As of June 30, 2018
	Actual	As Adjusted for this Offering
	(in thousands, except share and per share numbers)
Cash and cash equivalents	$12,532	$12,532
Borrowings:
Credit Facility(1)	65,000	63,124
Notes offered hereby (net of deferred issuance costs)	56,646	56,646

Total borrowings	$121,646	$119,770

Net Assets:
Common stock, par value $0.25 per share, 25,000,000 common shares authorized, and 18,632,706 common shares issued and outstanding 18,732,706 shares issued and outstanding, as adjusted, respectively	$4,658	$4,683
Additional paid-in capital	262,623	264,474
Net investment income in excess of (less than) distributions	(2,157)	(2,157)
Accumulated undistributed net realized gain	20,469	20,469
Unrealized appreciation of investments, net of income taxes	45,725	45,725
Treasury stock — at cost, 2,339,512 shares	(23,937)	(23,937)
Total net assets	$307,381	$309,257

Total liabilities and net assets	$450,926	$450,926

(1)

The above table reflects the carrying value of indebtedness outstanding as of June 30, 2018. As of October 1, 2018, outstanding indebtedness under our Credit Facility was $127 million. The net proceeds from the sale of the common stock in this offering are expected to be used to pay down outstanding indebtedness under our Credit Facility. On an as adjusted for this offering basis and reflecting the use of proceeds from this offering, the line item “Credit Facility” would be $125.1 million as of October 1, 2018. See “Use of Proceeds” in this prospectus supplement.

PLAN OF DISTRIBUTION

We are selling the shares of our common stock under this prospectus supplement directly to certain institutional investors in negotiated transactions, in which no party is acting as an underwriter, dealer or agent. Subject to the terms of the subscription agreements with these investors, we have agreed to sell an aggregate 100,000 shares of our common stock at a price of $18.90 per share in cash. We determined the per share price through negotiations with these investors. The offering price per share of our common stock in this offering will not be less than the net asset value per share of our common stock at the time we make this offering.

We expect to have our transfer agent deliver the shares of our common stock after we receive the payment of the total purchase price therefor in immediately available funds.

Our common stock is listed on the Nasdaq Global Select Market under the symbol “CSWC.”

We will bear all of the expenses that we incur in connection with the offering of our shares of common stock under this prospectus supplement. We estimate the total expenses payable by us in connection with the offering will be approximately $14,000.

LEGAL MATTERS

Certain legal matters regarding the common stock offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, D.C.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our common stock offered by this prospectus supplement. The registration statement contains additional information about us and our common stock being offered by this prospectus supplement.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements, code of ethics and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us at (214) 238-5700 or on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated into this prospectus supplement and you should not consider such information to be part of this document. You also may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PROSPECTUS

$500,000,000

Common Stock

Debt Securities

We may offer, from time to time in one or more offerings, up to $500,000,000 of our common stock or debt securities, which we refer to, collectively, as the “securities.” Our securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value, or NAV, per share of our common stock at the time of the offering, except (1) with the approval of our common stockholders or (2) under such other circumstances as the Securities and Exchange Commission may permit. We did not seek stockholder approval to issue common stock at a price below NAV per share at our 2018 annual meeting of stockholders. We do not anticipate seeking such approval in the future. However, in the event we change our position, we will seek approval of our common stockholders. Sales of common stock at prices below NAV per share would dilute the interests of existing stockholders, reducing our NAV per share and may lower the market price of our common stock. Moreover, sales of common stock below NAV may have a negative impact on total returns and could have a negative impact on the market price of shares of our common stock. See “Sales of Common Stock Below Net Asset Value.”

Shares of closed-end investment companies frequently trade at a discount to NAV. This risk is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our common stock will trade above, at or below NAV. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.

Our securities may be offered directly to one or more purchasers through agents designated from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivering a prospectus supplement describing the method and terms of the offering of such securities, which must be provided to each purchaser at, or prior to, the earlier of delivery of a confirmation of sale or delivery of the securities.

We are an internally managed investment company that specializes in providing customized debt and equity financing to lower middle market, or LMM, companies and debt capital to upper middle market, or UMM, companies. Our LMM companies generally have annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 million and $15.0 million, and our LMM investments generally range in size from $5.0 million to $25.0 million. Our UMM investments generally include syndicated first and second lien loans in companies with annual EBITDA generally greater than $50.0 million, and our UMM investments typically range in size from $5.0 million to $15.0 million.

Our business strategy is to achieve our investment objective of producing attractive risk-adjusted returns by generating current income from our debt investments and capital appreciation from our equity and equity related investments.

We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

Our common stock is listed on The Nasdaq Global Select Market, or Nasdaq, under the symbol “CSWC.” On September 5, 2018, the last reported sale price of our common stock on the Nasdaq was $19.38 per share, and the NAV per share of our common stock on June 30, 2018 (the last date prior to the date of this prospectus on which we determined our NAV per share) was $18.87.

Investing in our securities involves a high degree of risk, and should be considered highly speculative. See “Risk Factors ” beginning on page 12 to read about factors you should consider, including the risk of leverage and dilution, before investing in our securities.

This prospectus and the accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our securities. Please read this prospectus and the accompanying prospectus supplement before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240 or by telephone at (214) 238-5700 or on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is September 12, 2018

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $500,000,000 of our securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Available Information” and “Risk Factors” before you make an investment decision.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including the section entitled “Risk Factors.” Yield information contained in this prospectus related to debt investments in our investment portfolio is not intended to approximate a return on your investment in us and does not take into account other aspects of our business, including our operating and other expenses, or other costs incurred by you in connection with your investment in us.

Capital Southwest Corporation, which we refer to as CSWC or the Company, is an internally managed closed-end, non-diversified management investment company that specializes in providing customized financing to middle market companies in a broad range of industry segments located primarily in the United States. Our common stock currently trades on The Nasdaq Global Select Market under the ticker symbol “CSWC.”

CSWC was organized as a Texas corporation on April 19, 1961. Prior to March 30, 1988, CSWC was registered as a closed-end, non-diversified investment company under the Investment Company Act of 1940 Act, as amended, or the 1940 Act. On that date, we elected to be treated as a business development company, or BDC, under the 1940 Act.

We are also a regulated investment company, or RIC, under Subchapter M of the U.S. Internal Revenue Code of 1986, or the Code. As such, we are not required to pay U.S. federal corporate-level income tax on our investment income. We intend to maintain our RIC tax treatment, which requires that we qualify annually as a RIC by meeting certain specified requirements.

On September 30, 2015, we completed the spin-off, which we refer to as the Share Distribution, of CSW Industrials, Inc., or CSWI. CSWI is now an independent publicly traded company. The Share Distribution was effected through a tax-free, pro-rata distribution of 100.0% of CSWI’s common stock to shareholders of the Company. Each Company shareholder received one share of CSWI common stock for every one share of Company common stock on the record date, September 18, 2015. Cash was paid in lieu of any fractional shares of CSWI common stock.

Following the Share Distribution, we have maintained operations as an internally-managed BDC and pursued a credit-focused investing strategy akin to similarly structured organizations. We intend to continue to provide capital to middle-market companies. We intend to invest primarily in debt securities, including senior debt, second lien and subordinated debt, and may also invest in preferred stock and common stock alongside our debt investments or through warrants.

The following diagram depicts CSWC’s current summary organizational structure:

Capital Southwest Management Corporation, or CSMC, a wholly-owned subsidiary of CSWC, is the management company for CSWC. CSMC generally incurs all normal operating and administrative expenses, including, but not limited to, salaries and related benefits, rent, equipment and other administrative costs required for day-to-day operations.

CSWC also has a direct wholly-owned subsidiary that has been elected to be a taxable entity, or the Taxable Subsidiary. The primary purpose of the Taxable Subsidiary is to permit CSWC to hold certain interests in portfolio companies that are organized as limited liability companies, or LLCs, (or other forms of pass-through entities) and still allow us to satisfy the RIC tax requirement that at least 90.0% of our gross income for U.S. federal income tax purposes must consist of qualifying investment income. The Taxable Subsidiary is taxed at normal corporate tax rates based on its taxable income.

Overview

CSWC is an internally managed closed-end, non-diversified management investment company that specializes in providing customized debt and equity financing to lower middle market, or LMM, companies and debt capital to upper middle market, or UMM, companies in a broad range of investment segments located primarily in the United States. Our investment objective is to produce attractive risk-adjusted returns by generating current income from our debt investments and capital appreciation from our equity and equity related investments. Our investment strategy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in senior debt securities, secured by security interests in portfolio company assets, and in secured and unsecured subordinated debt securities. We also may invest in equity interests in our portfolio companies alongside our debt securities.

We focus on investing in companies with histories of generating revenues and positive cash flow, established market positions and proven management teams with strong operating discipline. We target senior debt, subordinated debt, and equity investments in LMM companies, as well as first and second lien syndicated loans in UMM companies. Our target LMM companies typically have annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 million and $15.0 million, and our LMM investments generally range in size from $5.0 million to $25.0 million. Our UMM investments generally include syndicated first and second lien loans in companies with EBITDA generally greater than $50.0 million, and our UMM investments typically range in size from $5.0 million to $15.0 million.

We seek to fill the financing gap for LMM companies, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms including equity participation. Our ability to invest across a LMM company’s capital structure, from secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options. Providing customized financing solutions is important to LMM companies. We generally seek to partner directly with financial sponsors, entrepreneurs, management teams and business owners in making our investments. Our LMM debt investments typically include senior loans with a first lien on the assets of the portfolio company, as well as subordinated debt, which may either be secured or unsecured subordinated loans. Our LMM debt investments typically have a term of between five and seven years from the original investment date. We also often seek to invest in the equity securities of our LMM portfolio companies.

Our investments in UMM companies primarily consist of direct investments in or secondary purchases of interest bearing debt securities in privately held companies that are generally larger in size than the LMM companies included in our portfolio. Our UMM debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have an expected duration of between three and seven years from the original investment date.

We offer managerial assistance to our portfolio companies and provide them access to our investment experience, direct industry expertise and contacts. Our obligation to offer to make available significant managerial assistance to our portfolio companies is consistent with our belief that providing managerial assistance to a portfolio company is important to its business development activities.

Because we are internally managed, we do not pay external investment advisory fees, but instead directly incur the operating costs associated with employing investment and portfolio management professionals. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly traded and privately held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio.

Our principal executive offices are located at 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240. We maintain a website at http://www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this registration statement or any accompanying post-effective amendment or prospectus, and you should not consider that information to be part of this registration statement or any accompanying post-effective amendment or prospectus.

Business Strategies

Our business strategy is to achieve our investment objective of producing attractive risk-adjusted returns by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments. We have adopted the following business strategies to achieve our investment objective:

•

Leveraging the Experience of our Management Team. Our senior management team has extensive experience investing in and lending to middle market companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at BDCs in the capacity of senior officers. We believe this extensive experience provides us with an in-depth understanding of the strategic, financial and operational challenges and opportunities of the middle market companies in which we invest. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

•

Applying Rigorous Underwriting Policies and Active Portfolio Management. Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, which we believe allows us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. Senior management, together with the deal team and accounting and finance departments, meets at least monthly to analyze and discuss in detail the company’s financial performance and industry trends. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

•

Investing Across Multiple Companies, Industries, Regions and End Markets. We seek to maintain a portfolio of investments that is appropriately diverse among various companies, industries, geographic regions and end markets. This portfolio balance is intended to mitigate the potential effects of negative economic events for particular companies, regions, industries and end markets. However, we may from time to time hold securities of an individual portfolio company that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act.

•

Utilizing Long-Standing Relationships to Source Deals. Our senior management team and investment professionals maintain extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities.

•

Focusing on Underserved Markets. The middle market has traditionally been underserved. We believe that operating margin and growth pressures, as well as regulatory concerns, have caused many financial institutions to de-emphasize services to middle market companies in favor of larger corporate clients and more liquid capital market transactions. We also invest in securities that would be rated below investment grade if they were rated. We believe these dynamics have resulted in the financing market for middle market companies being underserved, providing us with greater investment opportunities.

•

Focus on Established Companies. We generally invest in companies with established market positions, proven management teams with strong operating discipline, histories of generating revenues, and recurring cash flow streams. We believe that those companies generally possess better risk adjusted return profiles than earlier stage companies that are building their management teams and establishing their revenue base. We also believe that established companies in our target size range generally provide opportunities for capital appreciation.

•

Capital Structures Appropriate for Potential Industry and Business Volatility. Our investment team spends significant time understanding the performance of both the target portfolio company and its specific industry throughout a full economic cycle. The history of each specific industry and target portfolio company will demonstrate a different level of potential volatility in financial performance. We seek to understand this dynamic thoroughly and invest our capital at leverage levels in the capital structure that will remain within enterprise value and in securities that will receive interest payments if such downside volatility were to occur.

•

Providing Customized Financing Solutions. We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Often we invest in senior and subordinated debt securities, coupled with equity interests. We believe our ability to customize financing structures makes us an attractive partner to middle market companies.

Risk Factors

Investing in our securities involves a high degree of risk. You should consider carefully the information found in “Risk Factors,” including, but not limited to, the following risks:

•	Our financial condition and results of operations will depend on our ability to effectively allocate and manage capital.

•	Our investments in portfolio companies involve a number of significant risks:

•

They may have unpredictable operating results, could become parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

•

Most of our portfolio companies are private companies. Private companies may not have readily publicly available information about their businesses, operations and financial condition. Consequently, we rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from making investments in these portfolio companies. If we are unable to uncover all material information about the target portfolio company, we may not make a fully informed investment decision and may lose all or part of our investment.

•	The lack of liquidity in our investments may adversely affect our business.

•	Any unrealized losses or defaults we experience may be an indication of future realized losses, which could reduce our income available to make distributions.

•	Our investments in equity securities involve a substantial degree of risk. We may not realize gains from our equity investments.

•	Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

•

Our business model depends to a significant extent upon strong referral relationships. Our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

•

In addition to regulatory limitations on our ability to raise capital, our current debt obligations contain various covenants, which, if not complied with, could accelerate our repayment obligations under the Credit Facility or 5.95% Notes due 2022, or the December 2022 Notes, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions. All of our assets are subject to security interests under our secured Credit Facility and if we default on our obligations under the Credit Facility, we may suffer adverse consequences, including foreclosure on our assets.

•	Because we borrow money to make investments, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

•	Changes in interest rates may affect our cost of capital, the value of investments and net investment income.

•	Changes relating to LIBOR may adversely affect the value of the LIBOR-indexed, floating-rate debt securities in our portfolio.

•

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy. A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

•

We will be subject to corporate-level U.S. federal income tax if we are unable to qualify as a RIC under Subchapter M of the Code. Even if we qualify as a RIC, we may face tax liabilities that reduce our cash flow.

•

Our historical financial statements are not necessarily representative of the results we would have achieved as a stand-alone publicly-traded company and therefore may not be indicative of our future performance.

•

Our investment portfolio is and will continue to be recorded at fair value. Our board of directors has final responsibility for overseeing, reviewing and approving, in good faith, our fair value determination. As a result of recording our investments at fair value, there is and will continue to be subjectivity as to the value of our portfolio investments.

•

The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States, which may have a negative impact on our business and operations.

•

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.

•	Recent legislation may allow us to incur additional leverage, which could increase the risk of investing in the Company.

•	We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

•	The market price of our common stock may fluctuate significantly.

Investment Criteria

Our investment team has identified the following investment criteria that we believe are important in evaluating prospective investment opportunities. However, not all of these criteria have been or will be met in connection with each of our investments:

•	Companies with Positive and Sustainable Cash Flow: We generally seek to invest in established companies with sound historical financial performance.

•

Excellent Management: Management teams with a proven record of achievement, exceptional ability, unyielding determination and integrity. We believe management teams with these attributes are more likely to manage the companies in a manner that protects and enhances value.

•	Industry: We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help protect their market position.

•

Strong Private Equity Sponsors: We focus on developing relationships with leading private equity firms in order to partner with these firms and provide them capital to support the acquisition and growth of their portfolio companies.

•

Appropriate Risk-Adjusted Returns: We focus on and price opportunities to generate returns that are attractive on a risk-adjusted basis, taking into consideration factors, in addition to the ones depicted above, including credit structure, leverage levels and the general volatility and potential volatility of cash flows.

Recent Developments

On July 2, 2018, CSWC paid total dividends of $14.5 million, or $0.89 per share, which consisted of regular dividends declared on June 1, 2018 in the amount of $4.7 million, or $0.29 per share, and supplemental dividends declared on June 7, 2018 in the amount of $9.8 million, or $0.60 per share.

From July 1, 2018 through August 3, 2018, CSWC sold 419,508 of the December 2022 Notes for an aggregate principal amount of approximately $10.5 million pursuant to the “At-the-Market” (“ATM”) debt distribution agreement. Since inception of the ATM program through August 3, 2018, the Company has sold 474,950 of the December 2022 Notes for an aggregate principal amount of approximately $11.9 million.

On August 30, 2018, CSWC’s board of directors declared a total dividend of $0.44 per share of common stock for the quarter ended September 30, 2018, comprised of a regular dividend of $0.34 per share and a supplemental dividend of $0.10 per share. The dividend is payable on September 28, 2018 to shareholders of record on September 17, 2018.

The Offering

We may offer, from time to time, up to $500,000,000 of our securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding the offering of our securities:

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from any offering to make investments in LMM and UMM portfolio companies in accordance with our investment objective and strategies. While we work to invest these proceeds in LMM and UMM portfolio companies, we may use the proceeds to pay down revolver debt outstanding, to make investments in marketable securities and other temporary investments, and for other general corporate purposes, including payment of operating expenses. See “Use of Proceeds.”

Nasdaq Exchange symbol	“CSWC” (common stock).

Dividends and distributions	We currently pay quarterly dividends and may pay supplemental dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors on a quarterly basis. Our supplemental dividends, if any, will be determined by our board of directors.

Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), maintenance of our RIC tax treatment and such other factors as our board of directors may deem relevant from time to time.

When we make distributions, we are required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital (a distribution of the stockholders’ invested capital), investors will be required to reduce their basis in our stock for U.S. federal tax purposes. In the future, our distributions may include a return of capital.

Taxation	We have elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income tax on any ordinary income or capital gains that we distribute to our stockholders as dividends.. To continue to maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Plan of Distribution” and “Certain U.S. Federal Income Tax Considerations.”

Dividend reinvestment plan	We have adopted a dividend reinvestment plan, or DRIP, that provides for the reinvestment of dividends on behalf of our registered stockholders who hold their shares with American Stock Transfer and Trust Company, the plan administrator and our transfer agent and registrar. As a result, if we declare a cash dividend, our registered stockholders who have “opted in” to our DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of our common stock.

Stockholders who receive dividends in the form of stock will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See “Dividend Reinvestment Plan.”

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value, or NAV. This risk is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our shares will trade above, at or below NAV.

Sales of common stock below NAV	The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the NAV per share of our common stock at the time of the offering, except (i) with the requisite approval of our common stockholders or (ii) under such other circumstances as the Securities and Exchange Commission may permit. In addition, we cannot issue shares of our common stock below NAV unless our board of directors determines that it would be in our and our stockholders’ best interests to do so. We did not seek stockholder authorization to issue common stock at a price below NAV per share at our 2018 annual meeting of stockholders. We do not anticipate seeking such authorization in the future. However, in the event we change our position, we will seek the requisite approval of our common stockholders.

Sales by us of our common stock at a discount from our NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. See “Sales of Common Stock Below Net Asset Value.”

Available Information	We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, or

SEC, under the Securities Exchange Act of 1934, or the Exchange Act. You can inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240, by telephone at 214-238-5700 or on our website at http://www.capitalsouthwest.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is http://www.sec.gov. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus, and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in an offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “CSWC,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan expenses	—	%(3)

Total stockholder transaction expenses (as a percentage of offering price)	—	%(4)
Annual Expenses (as a percentage of net assets attributable to common stock):
Operating expenses	4.86	%(5)
Interest payments on borrowed funds	3.78	%(6)
Income tax expense	0.49	%(7)
Acquired fund fees and expenses	1.66	%(8)

Total annual expenses	10.79%

(1)	In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses.
(3)

The expenses of administering our DRIP are included in operating expenses. The DRIP does not allow shareholders to sell shares through the DRIP. If a shareholder wishes to sell shares they would be required to select a broker of their choice and pay any fees or other costs associated with the sale.

(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.
(5)

Operating expenses in this table represent the estimated annual operating expenses of CSWC and its consolidated subsidiaries based on annualized operating expenses for the quarter ended June 30, 2018. We do not have an investment adviser and are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals including, without limitation, compensation expenses related to salaries, discretionary bonuses and restricted stock grants.

(6)

Interest payments on borrowed funds represents our estimated annual interest payments based on actual interest rate terms under our Credit Facility. Interest payments on borrowed funds also represents our estimated annual interest payments assuming future issuances of $50 million in debt securities at an interest rate of 5.95% per annum in the next twelve months. The estimate of annual interest payments are based upon our existing ATM offering of up to $50 million of the December 2022 Notes that was established in June 2018 and may not reflect the actual amount of future issuances of debt securities. The future issuances of debt securities will be made at the discretion of management and our board of directors after evaluating the investment opportunities and economic situation of the Company and the market as a whole.

(7)

Income tax expense relates to the accrual of (a) deferred and current tax provision (benefit) for U.S. federal income taxes and (b) excise, state and other taxes. Deferred taxes are non-cash in nature and may vary significantly from period to period. We are required to include deferred taxes in calculating our annual expenses even though deferred taxes are not currently payable or receivable. Income tax expense represents the estimated annual income tax expense of CSWC and its consolidated subsidiaries based on annualized income tax expense for the quarter ended June 30, 2018.

(8)

Acquired fund fees and expenses represent the estimated indirect expense incurred due to our investment in the I-45 Senior Loan Fund based upon the actual amount incurred for the fiscal year ended March 31, 2018.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$108	$306	$481	$837

The example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends at NAV, participants in our DRIP will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the average purchase price of all shares of common stock purchased by the administrator of the DRIP in the event that shares are purchased in the open market to satisfy the share requirements of the DRIP, which may be at, above or below NAV. See “Dividend Reinvestment Plan” for additional information regarding our DRIP.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks and uncertainties described below could materially adversely affect our business, financial condition and results of operations. Risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance. If any of the following risks, or risks not presently known to us, actually occur, the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATED TO OUR BUSINESS AND STRUCTURE

Our financial condition and results of operations will depend on our ability to effectively allocate and manage capital.

Our ability to achieve our investment objective of maximizing risk-adjusted returns to shareholders depends on our ability to effectively allocate and manage capital. Capital allocation depends, in part, upon our investment team’s ability to identify, evaluate, invest in and monitor companies that meet our investment criteria.

Accomplishing our investment objectives is largely a function of our investment team’s management of the investment process and our access to investments offering attractive risk adjusted returns. In addition, members of our investment team are called upon, from time to time, to provide managerial assistance to some of our portfolio companies.

The results of our operations depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Our ability to make new investments at attractive relative returns is also a function of our marketing and our management of the investment process, as well as conditions in the private credit markets in which we invest. If we fail to invest our capital effectively, our return on equity may be negatively impacted, which could have a material adverse effect on the price of the shares of our common stock.

Any unrealized losses we experience may be an indication of future realized losses, which could reduce our income available to make distributions.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our board of directors pursuant to a valuation methodology approved by our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized losses. An unrealized loss could be an indication of a portfolio company’s inability to generate cash flow or meet its repayment obligations. This could result in realized losses in the future and ultimately in reductions of our income available to pay dividends or interest and principal on our securities and could have a material adverse effect on your investment.

Our business model depends to a significant extent upon strong referral relationships. Our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our management team will maintain their relationships with financial sponsors, intermediaries, financial institutions, investment bankers, commercial bankers, financial advisors, attorneys, accountants, consultants and other individuals within our network, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our management team fails to maintain its existing relationships or develop new relationships with sources of investment opportunities, we will not be able to effectively invest our capital. Individuals with whom members of our management team have relationships are not obligated to provide us with investment opportunities; therefore, there is no assurance that these relationships will generate investment opportunities for us.

In addition to regulatory limitations on our ability to raise capital, our current debt obligations contain various covenants, which, if not complied with, could accelerate our repayment obligations under the Credit Facility or the December 2022 Notes, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

We will have a continuing need for capital to finance our investments. We are party to a senior secured credit facility, dated as of August 30, 2016 and amended as of November 16, 2017, which we refer to as the Credit Facility. As of June 30, 2018, the Credit Facility provides us with a revolving credit line of up to $210.0 million of which $65.0 million was drawn.

The Credit Facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting requirements, minimum consolidated net worth, minimum consolidated interest coverage ratio, minimum asset coverage, and maintenance of RIC tax treatment and BDC status. The Credit Facility also contains customary events of default with customary cure and notice provisions, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenants, bankruptcy, and change of control. The Credit Facility permits us to fund additional loans and investments as long as we are within the conditions set out in the Credit Facility. In December 2017, we issued $57.5 million in aggregate principal amount of the December 2022 Notes. In June 2018, the Company entered into an at-the-market debt distribution agreement with B. Riley FBR, Inc., acting as the Company’s sales agent, through which the Company may sell, from to time, up to $50,000,000 in aggregate principal amount of the December 2022 Notes. The indenture governing the December 2022 Notes contains certain covenants including but not limited to (i) a requirement that we comply with the asset coverage requirement of Section 61 of the 1940 Act or any successor provisions thereto, after giving effect to any exemptive relief granted to us by the SEC, (ii) a requirement, subject to a limited exception, that we will not declare any cash dividend, or declare any other cash distribution, upon a class of our capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, we have the minimum asset coverage required pursuant to Section 61 of the 1940 Act or any successor provisions thereto after deducting the amount of such dividend, distribution or purchase price, as the case may be, giving effect to any exemptive relief granted to us by the SEC and (iii) a requirement to provide financial information to the holders of the December 2022 Notes and the trustee under the indenture if we should no longer be subject to the reporting requirements under the Exchange Act. The indenture and supplement relating to the December 2022 Notes also provides for customary events of default.

Our continued compliance with these covenants depends on many factors, some of which are beyond our control, and there are no assurances that we will continue to comply with these covenants. Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders.

All of our assets are subject to security interests under our secured Credit Facility and if we default on our obligations under the Credit Facility, we may suffer adverse consequences, including foreclosure on our assets.

All of our assets are currently pledged as collateral under our Credit Facility. If we default on our obligations under the Credit Facility, the lenders party thereto may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. Moreover, such deleveraging of our company could significantly impair our ability to effectively operate our business in the manner in which we have historically operated. As a result, we could be forced to curtail or cease new investment activities and lower or eliminate the dividends that we have historically paid to our stockholders. In addition, if the lenders exercise their right to sell the assets pledged under our Credit Facility, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under the Credit Facility. These distressed prices could be materially below our most recent valuation of each security, which could have a significantly negative effect on NAV.

Because we borrow money to make investments, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings to fund investments, also known as leverage, magnify the potential for loss on investments in our indebtedness and gain or loss on investments in our equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. We may borrow from banks and other lenders, including under our Credit Facility, and may issue debt securities or enter into other types of borrowing arrangements in the future. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any decrease in our income would cause net investment income to decline more sharply than it would have had we not leveraged our business. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Use of leverage is generally considered a speculative investment technique.

As of June 30, 2018, we had $65.0 million debt outstanding under our Credit Facility, which provides total commitments of $210.0 million. Borrowings under the Credit Facility bear interest on a per annum basis at a rate equal to the applicable London Interbank Offered Rate, or LIBOR, plus 3.00% with a step-down to LIBOR plus 2.75% at the time the Company’s net worth exceeds $325 million. We pay unused commitment fees of 0.50% to 1.00% per annum, based on utilization, on the unused lender commitments under the Credit Facility. The Credit Facility is secured by substantially all of our assets. If we are unable to meet the financial obligations under the Credit Facility, the lenders under the Credit Facility may exercise its remedies under the Credit Facility as the result of a default by us.

As of June 30, 2018, the carrying amount of the December 2022 Notes was $56.6 million. The December 2022 Notes mature on December 15, 2022 and may be redeemed in whole or in part at any time, or from time to time, at our option on or after December 15, 2019. The December 2022 Notes bear interest at a rate of 5.95% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year. The December 2022 Notes are an unsecured obligation, rank pari passu with our other outstanding and future unsecured unsubordinated indebtedness and are effectively subordinated to all of our existing and future secured indebtedness, including borrowings under our Credit Facility.

Our ability to achieve our investment objective may depend in part on our ability to access additional leverage on favorable terms by borrowing from banks or insurance companies or by issuing debt securities and there can be no assurance that such additional leverage can in fact be achieved.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)

(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%

Corresponding net return to common stockholder(2)	(17.30)%	(9.97)%	(2.63)%	4.70%	12.04%

(1)

Assumes $450.9 million in total assets, $123.9 million in debt principal outstanding, $307.4 million in net assets, and a weighted-average interest rate of 5.65% based on our financial data available on June 30, 2018. Actual interest payments may be different.

(2)	In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our June 30, 2018 total assets of at least 1.79%.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70.0% of our total assets are qualifying assets.

Currently, more than 70.0% our assets consist of qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if those investments are not qualifying assets for purposes of the 1940 Act. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies or we could be required to dispose of investments at inappropriate times to comply with regulations provisions under the 1940 Act (which could result in the dilution of our position).

A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

If we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company that is required to register under the 1940 Act, which would subject us to additional regulatory restrictions and significantly decrease our operating flexibility. In addition, any such failure could cause an event of default under our outstanding indebtedness, which could have a material adverse effect on our business, financial condition or results of operations.

We will be subject to corporate-level U.S. federal income tax if we are unable to qualify as a Regulated Investment Company under Subchapter M of the Code.

To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements:

•

The annual distribution requirement for a RIC will be satisfied if we distribute to our shareholders on an annual basis at least 90.0% of our net ordinary income and realized short-term capital gains in excess of realized net long-term capital losses. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next year and pay a 4.0% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year that generated such taxable income. For more information regarding tax treatment, see “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

•

The source of income requirement will be satisfied if we obtain at least 90.0% of our gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or foreign currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code), or the 90% Income Test.

•

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50.0% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”). In addition, no more than 25.0% of the value of our assets can be invested in the securities, other than U.S. Government securities or securities of other RICs, (1) of one issuer (2) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (3) of one or more “qualified publicly traded partnerships,” or the Diversification Tests.

Failure to meet these requirements may result in us having to dispose of certain unqualified investments quickly in order to prevent the loss of RIC tax treatment. If we fail to maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. In addition, to the extent we had unrealized gains, we would have to establish deferred tax liabilities for taxes, which would reduce our NAV accordingly. In addition, our shareholders would lose the tax credit realized when we, as a RIC, decide to retain the net realized capital gain and make deemed distributions of net realized capital gains, and pay taxes on behalf of our shareholders at the end of the tax year. The loss of this pass-through tax treatment could have a material adverse effect on the total return of an investment in our common stock.

Even if the Company qualifies as a Regulated Investment Company, it may face tax liabilities that reduce its cash flow.

Even if we qualify for taxation as a RIC, we may be subject to certain U.S. federal, state and local taxes on its income and assets. In addition, we may hold some of our assets through our Taxable Subsidiary, which is not consolidated for U.S. federal income tax purposes, or any other taxable subsidiary we may form. Any taxes paid by our subsidiary corporations would decrease the cash available for distribution to our stockholders.

Our historical financial statements are not necessarily representative of the results we would have achieved as a stand-alone publicly-traded company and therefore may not be indicative of our future performance.

As part of the Share Distribution, we spun off 63.5% of our NAV to our shareholders and divested other major investments during the past three years. We emerged from these divestitures and the Share Distribution with a significantly different company profile. Our historical financial statements included elsewhere in this registration statement for historical periods are not necessarily representative of the results we would have achieved as a stand-alone publicly traded company with a smaller market footprint. Accordingly, this data may not be indicative of our future performance, or necessarily reflect what our financial position and results of operations or cash flows would have been, had we operated as a separate, stand-alone publicly-traded entity during all of the periods presented.

Our investment portfolio is and will continue to be recorded at fair value. Our board of directors has final responsibility for overseeing, reviewing and approving, in good faith, our fair value determination. As a result of recording our investments at fair value, there is and will continue to be subjectivity as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us, with our board of directors having final responsibility for overseeing, reviewing and approving, in good faith, our fair value determination. Typically, there is not a public market for the securities of the privately held companies in which we have invested and will continue to invest. As a result, we value these securities quarterly at fair value based on inputs from management and our investment team, along with the oversight, review and approval of our board of directors.

The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our board of directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because of the inherent uncertainty of the valuation of portfolio securities that do not have readily ascertainable market values, our fair value determinations may differ materially from the values a third party would be willing to pay for our securities or the values which would be applicable to unrestricted securities having a public market. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated NAV may pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the NAV understates the value of our investments may receive a lower price for their shares than the value of our investments might warrant.

The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States, which may have a negative impact on our business and operations.

From time to time, capital markets may experience periods of disruption and instability. For example, between 2008 and 2009, the global capital markets were unstable as evidenced by periodic disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. These events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have largely recovered from the events of 2008 and 2009, there have been continuing periods of volatility, some lasting longer than others. There can be no assurance these market conditions will not repeat themselves or worsen in the future. The reappearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms. Additionally, the debt capital that will be available to us in the future may be at a higher cost and on less favorable terms than what we currently experience due to the existence of a rising interest rate environment. If any of these conditions appear, they may have an adverse effect on our business, financial condition, and results of operations. These events could limit our investment originations, limit our ability to increase returns to equity holders through the effective use of leverage, and negatively impact our operating results.

In addition, significant changes or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell our investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse effect on our business, financial condition or results of operations.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

We operate in a highly competitive market for investment opportunities.

We compete for attractive investment opportunities with other financial institutions, including BDCs, junior capital lenders, and banks. Some of these competitors are substantially larger and have greater financial, technical and marketing resources, and some are subject to different, and frequently less stringent, regulations. Our competitors may have a lower cost of funds and may have access to funding sources that are not available to us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and there can be no assurance that we will be able to identify and make investments that satisfy our objectives. A significant increase in the number and/or size of our competitors in our target market could force us to accept less attractive investment terms. We cannot assure you that the competitive pressures we face will not have a materially adverse effect on our business, financial condition and results of operation.

Adverse market and economic conditions could cause harm to our operating results.

Past recessions have had a significant negative impact on the operating performance and fair value of many middle market companies. Many of our portfolio companies could be adversely impacted again by any future economic downturn or recession and may be unable to be sold at a price that would allow us to recover our investment, or may be unable to operate during a recession. Such portfolio company performance could have a material adverse effect on our business, financial condition and results of operations.

Our success depends on attracting and retaining qualified personnel in a competitive environment.

Sourcing, selection, structuring and closing our investments depends upon the diligence and skill of our management. Our management’s capabilities may significantly impact our results of operations. Our success requires that we retain investment and operations personnel in a competitive environment. Our ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors, including but not limited to, our ability to offer competitive wages, benefits and professional growth opportunities.

The competitive environment for qualified personnel may require us to take certain measures to ensure that we are able to attract and retain experienced personnel. Such measures may include increasing the attractiveness of our overall compensation packages, altering the structure of our compensation packages through the use of additional forms of compensation or other steps. The inability to attract and retain experienced personnel could potentially have an adverse effect on our business.

In connection with CSWI’s separation from us, CSWI has indemnified us for certain liabilities. However, there can be no assurance that these indemnities will be sufficient to insure us against the full amount of such liabilities or that CSWI’s ability to satisfy its indemnification obligation will not be impaired in the future.

CSWI agreed to indemnify us for certain liabilities, including certain tax liabilities. However, third parties could seek to hold us responsible for any of the liabilities that CSWI has agreed to retain, and there can be no assurance that CSWI will be able to fully satisfy its indemnification obligations. Moreover, even if we ultimately succeed in recovering from CSWI any amounts for which we are held liable, we may be temporarily required to bear these losses while seeking recovery from CSWI.

Potential indemnification liabilities of us to CSWI could materially adversely affect us.

Agreements relating to the Share Distribution between us and CSWI provide for indemnification obligations designed to make us financially responsible for liabilities that may exist relating to or arising out of our business activities, whether incurred prior to or after the Share Distribution.

Potential liabilities may arise due to fraudulent transfer considerations, which would adversely affect our financial condition and our results of operations.

In connection with the Share Distribution, we undertook several corporate restructuring transactions which, along with the Share Distribution, may be subject to U.S. federal and state fraudulent conveyance and transfer laws. If, under these laws, a court were to determine that, at the time of the Share Distribution, any entity involved in these restructuring transactions or the Share Distribution: (1) was insolvent; (2) was rendered insolvent by reason of the Share Distribution; (3) had remaining assets constituting unreasonably small capital; or (4) intended to incur, or believed it would incur, debts beyond its ability to pay these debts as they matured, then the court could void the Share Distribution, in whole or in part, as a fraudulent conveyance or transfer. The court could require us to fund liabilities of the other company for the benefit of creditors.

Recent legislation may allow us to incur additional leverage, which could increase the risk of investing in the Company.

The 1940 Act generally prohibits us from incurring indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our total assets). However, on March 23, 2018, the Small Business Credit Availability Act (the “SBCA”) was signed into law, which included various changes to regulations under the federal securities laws that impact BDCs. The SBCA included changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement from 200% to 150%, if certain requirements are met. Under the SBCA, we are allowed to reduce our asset coverage requirement to 150%, and thereby increase our leverage capacity, if shareholders representing at least a majority of the votes cast, when a quorum is present, approve a proposal to do so. If we receive shareholder approval, we would be allowed to reduce our asset coverage requirement to 150% on the first day after such approval. Alternatively, the SBCA allows the majority of our independent directors to approve the reduction in our asset coverage requirement to 150%, and such approval would become effective on the one-year anniversary of such approval. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to reduce our asset coverage requirement to 150%, our leverage capacity and usage, and risks related to leverage.

On April 25, 2018, our board of directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of our board of directors, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, the minimum asset coverage ratio applicable to the Company will be decreased from 200% to 150%, effective April 25, 2019. Our board of directors also approved a resolution which limits the Company’s issuance of senior securities such that the asset coverage ratio, taking into account such issuance, would not be less than 166%, effective April 25, 2019.

Leverage is generally considered a speculative investment technique and increases the risk of investing in our securities. Leverage magnifies the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then leveraging would cause the NAV attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. If we incur additional leverage, you will experience increased risks of investing in our common stock.

We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

Legislative or other actions relating to taxes could have a negative effect on the Company. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. In December 2017, the U.S. House of Representatives and U.S. Senate passed tax reform legislation, which was signed by the President. Such legislation will make many changes to the Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect the Company, investors, or the Company’s portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect the Company’s ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to the Company and its investors of such qualification, or could have other adverse consequences. Investors are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in the Company’s securities.

Efforts to comply with the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us.

We are subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Among other requirements, under Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder, our management is required to report on our internal controls over financial reporting. We are required to review on an annual basis our internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose significant changes in our internal controls over financial reporting. We have and expect to continue to incur significant expenses related to compliance with the Sarbanes-Oxley Act, which will negatively impact our financial performance and our ability to make distributions. In addition, this process results in a diversion of management’s time and attention. In the event that we are unable to maintain compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5.0% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we generally are prohibited from buying or selling any security from or to an affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25.0% of our voting securities, we are prohibited from buying or selling any security from or to that person or certain of that person’s affiliates, or entering into prohibited joint transactions with that person, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

Our business will require capital to operate and grow. We may acquire such additional capital from the following sources:

Senior Securities. We may issue debt securities and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities. As a result of issuing senior securities, we will be exposed to additional risks, including the following:

•

Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% if, pursuant to recent legislation, certain requirements are met as described in the Regulation Section under “Regulation as a Business Development Company—Senior Securities”) immediately after each issuance of senior securities. In accordance with this recent legislation, on April 25, 2018, our Board of Directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of our Board of Directors, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, the minimum asset coverage ratio applicable to the Company will be decreased from 200% to 150%, effective April 25, 2019. The Board also approved a resolution which limits the Company’s issuance of senior securities such that the asset coverage ratio, taking into account such issuance, would not be less than 166%, effective April 25, 2019. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we will be prohibited from issuing debt securities and/or borrowing money from banks or other financial institutions and may not be permitted to declare a dividend or make any distribution to stockholders or repurchase shares until such time as we satisfy this test.

•	Any amounts that we use to service our debt will not be available for dividends to our common stockholders.

•

It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

•	We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities and other indebtedness.

•

Any unsecured debt issued by us would rank (1) pari passu with our future unsecured indebtedness and effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, and (2) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries

•

Upon a liquidation of our company, holders of our debt securities and lenders with respect to other borrowings would receive a distribution of our available assets prior to the holders of our common stock. Future offerings of additional debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders, may harm the value of our common stock.

Additional Common Stock. The 1940 Act prohibits us from selling shares of our common stock at a price below the current NAV per share of such stock, with certain exceptions. One such exception is prior stockholder approval of issuances below current NAV per share provided that our board of directors makes certain determinations. We did not seek stockholder authorization to sell shares of our common stock below the then current NAV per share of our common stock at our 2018 annual meeting of stockholders. We do not anticipate seeking such authorization in the future. However, in the event we change our position, we will seek the requisite approval of our common stockholders. See “—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current NAV per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock” for a discussion of the risks related to us issuing shares of our common stock below NAV. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current NAV per share of our common stock or issue securities to convert to shares of our common stock.

The 1940 Act prohibits us from selling shares of our common stock at a price below the current NAV per share of such stock, with certain exceptions. One such exception is prior stockholder approval of issuances below NAV provided that our board of directors makes certain determinations. We did not seek stockholder authorization to sell shares of our common stock below the then current NAV per share of our common stock at our 2018 annual meeting of stockholders. We do not anticipate seeking such authorization in the future. However, in the event we change our position, we will seek the requisite approval of our common stockholders.

If we were to sell shares of our common stock below NAV per share, such sales would result in an immediate dilution to the NAV per share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted. Notwithstanding the foregoing, the example below illustrates the effect of dilution to existing stockholders resulting from the sale of common stock at prices below the NAV of such shares.

In addition, if we issue securities to convert to shares of common stock, the exercise or conversion of such securities would increase the number of outstanding shares of our common stock. Any such exercise would be dilutive on the voting power of existing stockholders, and could be dilutive with regard to dividends and our NAV, and other economic aspects of the common stock.

Please see “Sales of Common Stock Below Net Asset Value” for a more complete discussion of the potentially dilutive impacts of an offering at a price less than NAV per share.

Illustration: Example of Dilutive Effect of the Issuance of Shares Below Net Asset Value. Assume that Company XYZ has 1,000,000 total shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The NAV per share of the common stock of Company XYZ is $10.00. The following table illustrates the reduction NAV and the dilution experienced by Stockholder A following the sale of 100,000 shares of the common stock of Company XYZ at $9.00 per share, a price below its NAV per share.

	Prior to Sale Below NAV	Following Sale Below NAV		Percentage Change
Reduction to NAV
Total Shares Outstanding	1,000,000	1,100,000		10.00%
NAV per share	$10.00	$9.91		(0.91)%
Dilution to Existing Stockholder
Shares Held by Stockholder A	10,000	10,000	(1)	0.00%
Percentage Held by Stockholder A	1.00%	0.91%		(9.09)%
Total Interest of Stockholder A in NAV	$100,000	$99,091		(0.91)%

(1)	Assumes that Stockholder A does not purchase additional shares in the sale of shares below NAV.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is highly dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	Sudden electrical or telecommunications outages;

•	Natural disasters such as earthquakes, tornadoes and hurricanes;

•	Events arising from local or larger scale political or social matters, including terrorist acts; and

•	Cyber attacks.

If we are unable to maintain the availability of our electronic data systems and safeguard the security of our data, our ability to conduct business may be compromised, which could impair our liquidity, disrupt our business, damage our reputation and cause losses.

Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. We are subject to cybersecurity risks. Information cybersecurity risks have significantly increased in recent years and, while we have not experienced any material losses relating to cyber attacks or other information security breaches, we could suffer such losses in the future. Our computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations or the operations of our customers or counterparties. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect our business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In the future, we may be required to expend significant additional resources to modify our protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. In addition, we may be subject to litigation and financial losses that are not fully insured.

Third parties with which we do business may also be sources of cybersecurity or other technological risks. We outsource certain functions, and these relationships allow for the storage and processing of our information, as well as customer, counterparty, employee and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above.

Terrorist attacks, acts of war or natural disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist attacks, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. These events have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic or global economy. These events could create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We may be negatively affected by securities litigation or shareholder activism, which could cause us to incur significant expense and impact our results of operations.

We may be the target of securities litigation in the future, particularly if the trading price of our common stock and our debt securities fluctuates significantly. We could also generally be subject to litigation, including derivative actions by our shareholders or shareholder activism for a variety of other reasons. Any litigation or shareholder activism may result in substantial costs and divert management’s and our board of directors’ attention and resources from our business. Significant legal fees and other expenses may cause a material adverse effect on our business, financial condition and results of operations.

RISKS RELATED TO OUR INVESTMENTS

Our investments in portfolio companies involve a number of significant risks:

•

Portfolio companies are more likely to depend on the management talents and efforts of a small group of key employees. Therefore, the death, disability, resignation, termination, or significant under-performance of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us.

•

Portfolio companies may have unpredictable operating results, could become parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

•

Most of our portfolio companies are private companies. Private companies may not have readily publicly available information about their businesses, operations and financial condition. Consequently, we rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from making investments in these portfolio companies. If we are unable to uncover all material information about the target portfolio company, we may not make a fully informed investment decision and may lose all or part of our investment.

•

Portfolio companies may have shorter operating histories, narrower product lines, smaller market shares and/or more significant customer concentration than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.

•

Portfolio companies may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments.

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of these companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds for claims in excess of our directors’ and officers’ insurance coverage (through our indemnification of our officers and directors) and the diversion of management’s time and resources.

The lack of liquidity in our investments may adversely affect our business.

We invest, and will continue to invest, in portfolio companies whose securities are not publicly traded. These securities are generally subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. As a result, we do not expect to achieve liquidity in our investments in the near-term. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments and, as a result, we may suffer losses.

Defaults by our portfolio companies could harm our operating results.

Portfolio companies may fail to satisfy financial, operating or other covenants imposed by us or other lenders, which could lead to a default and, potentially, acceleration of its loans and foreclosure on its secured assets. These events could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations, including under the debt or equity securities we hold. We may also incur expenses to the extent necessary to recover upon a default or to negotiate new terms with the defaulting portfolio company.

Our investments in equity securities involve a substantial degree of risk.

We may purchase common stock and other equity securities, including warrants. Although equity securities have historically generated higher average total returns than fixed-income securities over the long term, equity securities have also experienced significantly more volatility in those returns. The equity securities we acquire may fail to appreciate and may decline in value or become worthless, and our ability to recover our investment depends on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights.

We may not realize gains from our equity investments.

Certain investments that we have made in the past and may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of these equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer; however, we may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

From time to time, certain portfolio companies may prepay our debt investments in our portfolio companies prior to maturity, the specific timing of which we do not control. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our securities.

Changes in interest rates may affect our cost of capital, the value of investments and net investment income.

Some of our debt investments will bear interest at variable rates and the interest income from these investments could be negatively affected by decreases in market interest rates. In addition, an increase in interest rates would make it more expensive for us to use debt to finance our investments. As a result, a significant increase in market interest rates could increase our cost of capital, which would reduce our net investment income. Also, an increase in interest rates available to investors could make an investment in our securities less attractive than alternative investments, a situation which could reduce the value of our securities. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay our debt investments, resulting in the need to redeploy capital at potentially lower rates. A decrease in market interest rates may also adversely impact our returns on temporary investments, which would reduce our net investment income. In addition, certain of our debt investments and debt liabilities may bear interest at fixed rates. To the extent that our fixed rate assets and liabilities are not perfectly hedged, our net investment income may decrease based on changes in market interest rates. An increase in market interest rates may also decrease the fair value of our fixed rate investments, as these may be less attractive securities in a rising rate environment.

There may be circumstances in which our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing our subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

As a Regulated Investment Company, we may have certain regulatory restrictions that could preclude us from making additional investments in our portfolio companies.

We may not have the ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to that company or have the opportunity to increase our investment or make follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Changes relating to LIBOR may adversely affect the value of the LIBOR-indexed, floating-rate debt securities in our portfolio.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. As of June 30, 2018, approximately 93.1% of our debt investment portfolio (at fair value) bore interest rates indexed upon LIBOR. Additionally, our Credit Facility accrues interest at the applicable LIBOR rate plus 3.00%, with a step-down to LIBOR plus 2.75% at the time our net worth exceeds $325 million. The use of the new index could reduce our interest income or increase our interest expense and therefore have an adverse effect on our results of operations. Management continues to monitor the status and discussions regarding LIBOR.

We generally will not control our portfolio companies.

We do not, and do not expect to, control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree, and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. Further, in cases where we invest in unsecured subordinated debt, we would not have any lien on the collateral. In each of these cases, if there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make are either secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders, or in the case of unsecured subordinated debt, we have no lien at all on the assets. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, or in the case where we invest in unsecured subordinated debt, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many cases, the senior lender will require us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral, subject to a negotiated “standstill period” after which we can initiate; (2) the nature, timing and conduct of foreclosure or other collection proceedings, subject to a negotiated “standstill period” after which we can initiate; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in those companies.

We invest primarily in the secured term debt of middle market companies and equity issued by middle market companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, these debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying its senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

RISKS RELATED TO OUR SECURITIES

The market price of our common stock may fluctuate significantly.

The market price of our common stock will fluctuate with market conditions and other factors. Our common stock is intended for long-term investors and should not be treated as a trading vehicle. The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•

exclusion of our common stock from certain market indices, such as the Russell 2000 Financial Services Index, which could reduce the ability of certain investment funds to own our common stock and put short-term selling pressure on our common stock;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of RIC tax treatment;

•	our origination activity, including the pace of, and competition for, new investment opportunities;

•	changes or perceived changes in earnings or variations of operating results;

•	changes or perceived changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	potential future sales of common stock or debt securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities;

•	departure of our key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Investing in shares of our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objectives may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Our common stock often trades at a discount from NAV.

Our common stock is listed on The Nasdaq Global Select Market, or Nasdaq. Shareholders desiring liquidity may sell their shares on Nasdaq at current market value, which has often been below NAV. Shares of closed-end investment companies frequently trade at discounts from NAV, which is a risk separate and distinct from the risk that a fund’s performance will cause its NAV to decrease. We cannot predict whether our common stock will trade at, above or below NAV. In addition, if our common stock trades below our NAV per share, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our board of directors make certain determinations. See “—Risks Relating to Our Business and Structure—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current NAV per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock” for a discussion related to us issuing shares of our common stock below NAV.

The trading market or market value of our publicly issued debt securities may be volatile.

The trading market for our publicly issued debt securities may from time to time be significantly affected by numerous factors, including:

•	Creditworthiness;

•	Terms, including, but not limited to, maturity, principal amount, redemption, and repayment or convertible features;

•	Market and economic conditions; and

•	Demand for our debt securities.

In addition, credit rating assessments by third parties regarding our ability to pay our obligations will generally affect the market value of our debt securities.

We currently intend to pay quarterly dividends. However, in the future we may not pay any dividends depending on a variety of factors.

While we intend to pay dividends to our shareholders out of taxable income available for distribution, there can be no assurance that we will do so. Any dividends that we do pay may be payable in cash, in our stock, or in stock in any of our holdings or in a combination of all three. All dividends will be paid at the discretion of our board of directors and will depend upon our financial condition, maintenance of our RIC tax treatment, and compliance with applicable BDC regulations.

We currently pay dividends in cash, in the future we may choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our stock. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable by us in cash or in shares of stock (at the shareholders election) would satisfy the annual distribution requirement for a RIC. The IRS has issued a revenue procedure letter rulings providing that a dividend payable in stock or in cash at the election of the shareholders will be treated as a taxable dividend eligible for the dividends paid deduction provided that at least 20.0% of the total dividend is payable in cash and certain other requirements are satisfied. Taxable shareholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such dividend is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. shareholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. shareholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividends payable in stock. If a significant number of our shareholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

We may not be able to invest a significant portion of the net proceeds from a future offering on acceptable terms, which could harm our financial condition and operating results.

Delays in investing the net proceeds raised in an offering may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

In the event that we cannot invest our net proceeds as desired we will invest the net proceeds from any offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less from the time of investment. These securities may have lower yields than our other investments and accordingly may result in lower distributions, if any, during such period.

Terms relating to redemption may materially adversely affect the return on our debt securities.

If our debt securities are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

Provisions of the Texas law and our charter could deter takeover attempts and have an adverse impact on the price of our common stock.

Texas law and our charter contain provisions that may have the effect of discouraging, delaying or making difficult a change in control. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third-party bids for ownership of our company. These provisions may prevent any premiums being offered to you for our common stock.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This registration statement and any accompanying prospectus supplement include or incorporate by reference “forward-looking statements” regarding the plans and objectives of management for future operations. Any such forward-looking statements may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations are generally identifiable by use of the words “may,” “predict,” “will,” “continue,” “likely,” “would,” “could,” “should,” “expect,” “anticipate,” “potential,” “estimate,” “indicate,” “seek,” “believe,” “target,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements involve risks and uncertainties and are based on assumptions that may be incorrect, and we cannot assure you that the projections included in these forward-looking statements will come to pass. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements. We believe these factors include, but are not limited to, the following:

•	our future operating results;

•	market conditions and our ability to access debt and equity capital and our ability to manage our capital resources effectively;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	our business prospects and the prospects of our existing and prospective portfolio companies;

•	the financial condition and ability of our existing and prospective portfolio companies to achieve their objectives;

•	the adequacy of our cash resources and working capital;

•	our ability to recover unrealized losses;

•	our expected financings and investments;

•	our contractual arrangements and other relationships with third parties;

•	the impact of fluctuations in interest rates on our business;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	our ability to operate as a BDC and a RIC, including the impact of changes in laws or regulations governing our operations or the operations of our portfolio companies;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to successfully invest any capital raised in an offering;

•	the return or impact of current and future investments;

•	our transition to a debt focused investment strategy;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

•	our regulatory structure and tax treatment; and

•	the timing, form and amount of any dividend distributions.

For a discussion of these and other factors that could cause our actual results to differ materially from forward-looking statements contained in this registration statement, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements and you should carefully consider all of the factors identified in this registration statement that could cause actual results to differ. The forward-looking statements made in this registration statement relate only to events as of the date on which the statements are made. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you, including in the form of a prospectus supplement or post-effective amendment to this registration statement, or through reports that we file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from any offering to make investments in LMM and UMM portfolio companies in accordance with our investment objective and strategies. While we work to invest these proceeds in LMM and UMM portfolio companies, we may use the proceeds to pay down revolver debt outstanding, to make investments in marketable securities and other temporary investments, and for other general corporate purposes, including payment of operating expenses. We anticipate that substantially all of any remainder of the net proceeds of an offering will be invested in accordance with our investment objective within twelve months following completion of such offering, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. We cannot assure you that we will achieve our targeted investment pace. Pending our investments in portfolio companies, we will invest the remaining net proceeds of an offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less from the time of investment. These securities may have lower yields than our other investments and accordingly may result in lower distributions, if any, during such period.

We intend to raise new equity or issue debt securities when we have attractive opportunities available. We did not seek stockholder authorization to issue common stock at a price below NAV per share at our 2018 annual meeting of stockholders. We do not anticipate seeking such authorization in the future. However, in the event we change our position, we will seek the requisite approval of our common stockholders.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Market Information

Our common stock is traded on Nasdaq under the symbol “CSWC.”

The following table set forth, for each fiscal quarter within the two most recent fiscal years and each full fiscal quarter since the beginning of the current fiscal year, the range of high and low selling prices of our common stock as reported on Nasdaq, as applicable, and the sales price as a percentage of the NAV per share of our common stock.

		Price Range		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)
	NAV(1)	High	Low
Year ending March 31, 2019
Second Quarter (through September 5, 2018)	*	$19.64	$18.00	*	*
First Quarter	$18.87	19.38	16.53	2.70%	(12.40)%
Year ending March 31, 2018
Fourth Quarter	$19.08	$18.00	$14.85	(5.66)%	(22.17)%
Third Quarter	18.44	17.76	16.15	(3.69)	(12.42)
Second Quarter	18.26	17.50	16.00	(4.16)	(12.38)
First Quarter	17.96	17.34	15.20	(3.45)	(15.37)
Year ended March 31, 2017
Fourth Quarter	$17.80	$16.91	$15.04	(5.00)%	(15.51)%
Third Quarter	17.88	16.86	13.81	(5.70)	(22.76)
Second Quarter	17.74	15.05	13.75	(15.16)	(22.49)
First Quarter	17.39	14.37	13.49	(17.37)	(22.43)

(1)

NAV per share, is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low share price divided by NAV and subtracting 1.
*	NAV has not yet been determined.

On September 5, 2018, we had 445 stockholders of record. On September 5, 2018, the last sale price of our common stock on Nasdaq was $19.38 per share.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV per share will decrease. It is not possible to predict whether our common stock will trade at, above, or below NAV per share. As we continue to make investments and grow our balance sheet through the use of leverage, we believe we will achieve a market dividend yield which should allow us to trade at or above NAV.

DISTRIBUTIONS

We intend to make distributions on a quarterly basis to our shareholders of substantially all of our taxable income. In lieu of cash, we may make deemed distributions of certain net capital gains to our shareholders.

The payment dates and amounts of cash dividends per share on a post-split basis for the past five years are as follows:

Payment Date	Cash Dividend
March 28, 2013	$0.69
May 31, 2013	0.10
November 29, 2013	0.10
May 30, 2014	0.10
November 28, 2014	0.10
June 10, 2015	0.10
April 1, 2016	0.04
July 1, 2016	0.06
October 1, 2016	0.11
January 3, 2017	0.17
April 3, 2017(1)	0.45
July 3, 2017	0.21
October 2, 2017	0.24
January 2, 2018	0.26
April 2, 2018	0.28
July 2, 2018(2)	0.89
September 28, 2018(3)	0.44

(1)	On April 3, 2017, CSWC paid a quarterly dividend of $0.19 per share and a supplemental dividend of $0.26 per share.
(2)	On July 2, 2018, CSWC paid a quarterly dividend of $0.29 per share and a supplemental dividend of $0.60 per share.
(3)	On September 28, 2018, CSWC will pay a quarterly dividend of $0.34 per share and a supplemental dividend of $0.10 per share.

The amounts and timing of cash dividend payments have generally been dictated by requirements of the Code regarding the distribution of taxable net investment income (ordinary income) of regulated investment companies.

On March 1, 2016, we established a share repurchase plan in compliance with the requirements of Rules 10b5-1(c)(1)(i)(B) and 10b-18 under the Exchange Act. The plan was established pursuant to a $10 million share repurchase program that the board approved on January 20, 2016. This agreement became effective immediately and shall terminate on the earliest of: (1) the date on which a total of $10 million worth of common shares have been purchased under the plan; (2) the date on which the terms set forth in the purchase instructions have been met; or (3) the date that is one trading day after the date on which insider notifies broker in writing that this agreement shall terminate. During both the three months ended June 30, 2018 and 2017, the Company did not repurchase any shares of the Company’s common stock under the share repurchase program. As of June 30, 2018, the Company has approximately $9.4 million available for additional repurchases under the share repurchase program.

Distribution Policy

We generally intend to make distributions on a quarterly basis to our shareholders of substantially all of our taxable income. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ended each October 31, and (3) any ordinary income and net capital gains for the preceding year that were not distributed during that year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). In order to obtain the tax benefits applicable to RICs, we will be required to distribute to our shareholders with respect to each taxable year at least 90.0% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. We may retain for investment realized net long-term capital gains in excess of realized net short-term capital losses. We may make deemed distributions to our shareholders of any retained net capital gains. If this happens, our shareholders will be treated as if they received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. Our shareholders also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. We may, in the future, make actual distributions to our shareholders of some or all realized net long-term capital gains in excess of realized net short-term capital losses. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We have adopted a DRIP which provides for reinvestment of our distributions on behalf of our common shareholders if opted into by a common shareholder.

Shareholders who receive dividends in the form of stock generally are subject to the same U.S. federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the shareholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our financial statements, including the notes to those statements, included in this prospectus.

	For the Three Months Ended June 30, 2018	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
Earnings to Fixed Charges(1)	6.07	9.10	26.53	(2)	(2)	(2)

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.
•

Excluding net realized and unrealized gains and losses, the earnings to fixed charges ratio would be 9.04 for the three months ended June 30, 2018 and 4.37 and 10.77 for the years ended March 31, 2018 and 2017, and unchanged for the years ended March 31, 2016, 2015 and 2014.

(2)	There were no fixed charges for the years ended March 31, 2016, 2015 and 2014.

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

SELECTED FINANCIAL DATA

The selected financial and other data below reflects the historical financial condition and the results of operations of Capital Southwest Corporation as of and for the three months ended June 30, 2018 and each of the years ended March 31, 2018, 2017, 2016, 2015 and 2014. The selected financial data as of and for the year ended March 31, 2018 has been derived from consolidated financial statements that have been audited by RSM US LLP, an independent registered public accounting firm. The selected financial data as of and for the years ended March 31, 2017, 2016, 2015, and 2014 has been derived from consolidated financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. The selected financial data for the three months ended June 30, 2018 is derived from the unaudited consolidated financial statements. In the opinion of management, the selected financial data for the three months ended June 30, 2018 reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim period. The selected financial data for the three months ended June 30, 2018 may not be indicative of the results that may be expected for the year ending March 31, 2019 or for any other period. You should read this selected financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities” and the financial statements and related notes in this prospectus.

Selected Consolidated Financial Data

(In thousands except per share data)

	Three Months Ended June 30, 2018 (Unaudited)	Year ended March 31,
		2018	2017	2016	2015	2014
Income statement data:
Investment income:
Interest and dividends:	$10,718	$34,233	$22,324	$8,033	$9,231	$11,915
Interest income from cash and cash equivalents	4	21	166	386	122	67
Fees and other income	385	872	984	741	595	625

Total investment income	11,107	35,126	23,474	9,160	9,948	12,607

Operating expenses:
Compensation-related expenses	2,385	9,238	8,217	9,515	6,440	5,489
Interest expense	2,373	4,875	989	—	—	—
General, administrative and other	1,353	4,585	4,601	11,610	5,683	2,963

Total operating expenses	6,111	18,698	13,807	21,125	12,123	8,452

Income (loss) before income taxes	4,996	16,428	9,667	(11,965)	(2,175)	4,155
Income tax expense (benefit)	379	195	1,779	(1,278)	270	(739)

Net investment income (loss)	4,617	16,233	7,888	(10,687)	(2,445)	4,894

Net realized gains (losses):
Non-control/Non-affiliate investments	200	1,492	3,992	(9,575)	8,226	14,084
Affiliate investments	—	90	3,876	(1,458)	157,213	—
Control investments	18,619	—	28	231	(1,175)	—

Net realized gains (losses) on investments	18,819	1,582	7,896	(10,802)	164,264	14,084
Net unrealized appreciation (depreciation) on investments	(11,783)	21,492	7,690	16,089	(108,377)	93,032

Net realized and unrealized gains (losses) on investments	7,036	23,074	15,586	5,287	55,887	107,116

Net increase (decrease) in net assets resulting from operations	$11,653	$39,307	$23,474	$(5,400)	$53,442	$112,010

	Three Months Ended June 30, 2018 (Unaudited)	Year ended March 31,
		2018	2017	2016	2015	2014
Net investment income (loss) per share – basic and diluted	$0.29	$1.01	$0.50	$(0.68)	$(0.16)	$0.32
Net realized earnings per share – basic and diluted(1)	$1.45	$1.11	$1.00	$(1.37)	$10.45	$1.24
Net increase (decrease) in net assets from operations – basic and diluted	$0.72	$2.45	$1.48	$(0.35)	$3.44	$7.32
Net asset value per common share	$18.87	$19.08	$17.80	$17.34	$49.30	$49.98
Total dividends/distributions declared per common share	$0.89	$0.99	$0.79	$0.14	$0.20	$0.20
Weighted average number of shares outstanding – basic	16,180	16,074	15,825	15,636	15,492	15,278
Weighted average number of shares outstanding – diluted	16,201	16,139	15,877	15,724	15,531	15,298

(1)

“Net realized earnings per share – basic and diluted” is calculated as the sum of “Net investment income (loss)” and “Net realized gain (loss) on investments” divided by weighted average shares outstanding – basic and diluted.

	Three Months Ended June 30, 2018 (Unaudited)	Year ended March 31,
		2018	2017	2016	2015	2014

Balance sheet data:
Assets:
Investments at fair value	$411,330	$393,095	$286,880	$178,436	$535,536	$677,920
Cash and cash equivalents	12,532	7,907	22,386	95,969	225,797	88,163
Interest, escrow and other receivables	6,541	5,894	4,308	6,405	4,418	1,371
Net pension assets	—	—	—	—	10,294	10,962
Deferred tax asset	2,116	2,050	2,017	2,342	—	—
Other assets	18,407	8,544	10,161	1,341	827	278

Total assets	$450,926	$417,490	$325,752	$284,493	$776,872	$778,694

Liabilities:
Notes	$56,646	$55,305	$—	$—	$—	$—
Credit facility	65,000	40,000	25,000	—	—	—
Other liabilities	4,483	6,245	5,996	9,028	4,923	3,263
Dividends payable	14,503	4,525	7,191	625	—	—
Accrued restoration plan liability	2,913	2,937	2,170	2,205	3,119	3,103
Deferred income taxes	—	190	323	—	1,412	1,940

Total liabilities	143,545	109,202	40,680	11,858	9,454	8,306
Net assets	307,381	308,288	285,072	272,635	767,418	770,388

Total liabilities and net assets	$450,926	$417,490	$325,752	$284,493	$776,872	$778,694

Other data:
Number of portfolio companies	30	30	28	23	22	27
Weighted average yield on debt investments at end of period	11.73%	11.46%	10.28%	10.67%	3.14%	NM
Weighted average yield on total investments at end of period	10.60%	10.48%	10.49%	9.46%	0.46%	NM
Expense ratios (as percentage of average net assets):
Total expenses, excluding interest expense	1.21%	4.70%	4.59%	4.48%	1.59%	1.18%

Selected Quarterly Financial Data (Unaudited)

(in thousands, except per share data)

The following tables set forth certain quarterly financial information for the quarter ended June 30, 2018 and each of the quarters for the fiscal years ended March 31, 2018 and 2017. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

2019	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
Net investment income	$4,617	$—	$—	$—	$4,617
Net realized gain on investments	18,819	—	—	—	18,819
Net change in unrealized appreciation on investments, net of tax	(11,783)	—	—	—	(11,783)
Net increase in net assets from operations	11,653	—	—	—	11,653
Net investment income per share	0.29	—	—	—	0.29
Net increase in net assets from operations per share	0.72	—	—	—	0.72

2018	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
Net investment income	$3,436	$3,937	$4,663	$4,197	$16,233
Net realized gain on investments	624	210	617	131	1,582
Net change in unrealized appreciation on investments, net of tax	1,384	4,496	4,963	10,649	21,492
Net increase in net assets from operations	5,444	8,643	10,243	14,977	39,307
Net investment income per share	0.21	0.25	0.29	0.26	1.01
Net increase in net assets from operations per share	0.34	0.54	0.64	0.93	2.45

2017	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
Net investment income	$371	$1,365	$2,873	$3,279	$7,888
Net realized gain on investments	199	3,527	72	4,098	7,896
Net change in unrealized appreciation on investments, net of tax	2,127	2,026	4,940	(1,403)	7,690
Net increase in net assets from operations	2,697	6,918	7,885	5,974	23,474
Net investment income per share	0.02	0.09	0.18	0.21	0.50
Net increase in net assets from operations per share	0.17	0.44	0.50	0.37	1.48

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and the notes thereto included elsewhere in this registration statement or an accompanying post-effective amendment or prospectus.

Statements we make in the following discussion which express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements that are subject to risks, uncertainties and assumptions. Our actual results, performance or achievements, or industry results, could differ materially from those we express in the following discussion as a result of a variety of factors, including the risks and uncertainties we have referred to under the headings “Cautionary Statement Concerning Forward-Looking Statements” and “Risk Factors” in this prospectus.

OVERVIEW

We are an internally managed closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. We specialize in providing customized debt and equity financing to LMM companies and debt capital to UMM companies in a broad range of investment segments located primarily in the United States. Our investment objective is to produce attractive risk-adjusted returns by generating current income from our debt investments and capital appreciation from our equity and equity related investments. Our investment strategy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in senior debt securities, secured by security interests in portfolio company assets, and in secured and unsecured subordinated debt securities. We also invest in equity interests in our portfolio companies alongside our debt securities.

We focus on investing in companies with histories of generating revenues and positive cash flow, established market positions and proven management teams with strong operating discipline. We target senior debt, subordinated debt, and equity investments in LMM companies, as well as first and second lien syndicated loans in UMM companies. Our target LMM companies typically have annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) between $3.0 million and $15.0 million, and our LMM investments generally range in size from $5.0 million to $25.0 million. Our UMM investments generally include syndicated first and second lien loans in companies with EBITDA generally greater than $50.0 million, and our UMM investments typically range in size from $5.0 million to $15.0 million.

We seek to fill the financing gap for LMM companies, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a LMM company’s capital structure, from secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options. Providing customized financing solutions is important to LMM companies. We generally seek to partner directly with financial sponsors, entrepreneurs, management teams and business owners in making our investments. Our LMM debt investments typically include senior loans with a first lien on the assets of the portfolio company, as well as subordinated debt which may either be secured or unsecured subordinated loans. Our LMM debt investments typically have a term of between five and seven years from the original investment date. We also often seek to invest in the equity securities of our LMM portfolio companies.

Our investments in UMM companies primarily consist of direct investments in or secondary purchases of interest bearing debt securities in privately held companies that are generally larger in size than the LMM companies included in our portfolio. Our UMM debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have an expected duration of between three and seven years from the original investment date.

Because we are internally managed, we do not pay any external investment advisory fees, but instead directly incur the operating costs associated with employing investment and portfolio management professionals. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly traded and privately held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio. For the three months ended June 30, 2018 and 2017, the ratio of our annualized first quarter operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 3.44% and 4.15%, respectively.

CRITICAL ACCOUNTING POLICIES AND USE OF ESTIMATES

The preparation of our consolidated financial statements in accordance with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses for the periods covered by the consolidated financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. On an on-going basis, we evaluate our estimates, including those related to the matters below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Valuation of Investments

The most significant determination inherent in the preparation of our consolidated financial statements is the valuation of our investment portfolio and the related amounts of unrealized appreciation and depreciation. As of June 30, 2018 and March 31, 2018, our investment portfolio at fair value represented approximately 91.2% and 94.2%, respectively, of our total assets. We are required to report our investments at fair value. We follow the provisions of Accounting Standards Codification, or ASC 820, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. ASC 820 requires us to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. See Note 4 — “Fair Value Measurements” in the notes to consolidated financial statements for a detailed discussion of our investment portfolio valuation process and procedures.

Due to the inherent uncertainty in the valuation process, our determination of fair value for our investment portfolio may differ materially from the values that would have been determined had a ready market for the securities actually existed. In addition, changes in the market environment, portfolio company performance, and other events may occur over the lives of the investments that may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We determine fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

Our Board of Directors is responsible for determining, in good faith, the fair value of our investments and our valuation procedures, consistent with the 1940 Act requirements. Our Board of Directors believes that our investment portfolio as of June 30, 2018 and March 31, 2018 reflects the fair value as of those dates based on the markets in which we operate and other conditions in existence on those reporting dates.

Revenue Recognition

Interest and Dividend Income

Interest and dividend income is recorded on an accrual basis to the extent amounts are expected to be collected. Dividend income is recognized on the date dividends are declared by the portfolio company or at the point an obligation exists for the portfolio company to make a distribution. Discounts/premiums received to par on loans purchased are capitalized and accreted or amortized into income over the life of the loan. In accordance with our valuation policy, accrued interest and dividend income is evaluated periodically for collectability. When we do not expect the debtor to be able to service all of its debt or other obligations, we will generally establish a reserve against interest income receivable, thereby placing the loan or debt security on non-accrual status, and cease to recognize interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security’s status significantly improves regarding ability to service debt or other obligations, it will be restored to accrual basis. As of June 30, 2018, we did not have any investments on non-accrual status or past due its contractual payment obligation.

Recently Issued Accounting Standards

In February 2016, the FASB issued ASU 2016-02, Leases, which requires lessees to recognize on the balance sheet a right-of-use asset, representing its right to use the underlying asset for the lease term, and a lease liability for all leases with terms greater than 12 months. The guidance also requires qualitative and quantitative disclosures designed to assess the amount, timing, and uncertainty of cash flows arising from leases. The standard requires the use of a modified retrospective transition approach, which includes a number of optional practical expedients that entities may elect to apply. In July 2018, the FASB issued ASU 2018-10, Codification Improvements to Topic 842, Leases, which affects narrow aspects of the guidance issued in the amendments in ASU 2016-02. The new guidance is effective for annual periods beginning after December 15, 2018, and interim periods therein. Early application is permitted. While we continue to assess the effect of adoption, we currently believe the single change relates to the recognition of a new right-of-use asset and lease liability on our consolidated balance sheet for our office space operating lease. We currently have one operating lease for office space and do not expect a significant change in our leasing activity between now and adoption. See further discussion of our operating lease obligation in “Note 11 — Commitments and Contingencies” in the notes to the consolidated financial statements.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-09 supersedes the revenue recognition requirements under SAC Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606) — Narrow-Scope Improvements and Practical Expedients. This ASU clarified guidance on assessing collectability, presenting sales tax, measuring noncash consideration, and certain transition matters. The new guidance is effective for the annual reporting period beginning after December 15, 2017, including interim periods within that reporting period. The Company adopted ASU 2014-09 effective April 1, 2018 and determined that its material financial contracts are excluded from the scope of ASU 2014-09. As a result of the scope exception for financial contracts, the Company’s management has determined that there were no material changes to the recognition timing and classification of revenues and expenses; additionally, the adoption of ASU 2014-09 did not have a significant impact on pretax income or on the consolidated financial statement disclosures.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230), which is intended to reduce the existing diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The guidance is effective for annual periods beginning after December 15, 2017, and interim periods therein. The Company adopted ASU 2016-15 effective April 1, 2018 and the adoption did not have a material impact on the Company’s consolidated financial statements.

INVESTMENT PORTFOLIO COMPOSITION

Our LMM investments consist of secured debt, subordinated debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. Our LMM portfolio companies generally have annual EBITDA between $3.0 million and $15.0 million, and our LMM investments typically range in size from $5.0 million to $25.0 million. The LMM debt investments are typically secured by either a first or second priority lien on the assets of the portfolio company, generally bear interest at floating rates, and generally have a term of between five and seven years from the original investment date.

Our UMM investments consist of direct investments in or secondary purchases of interest-bearing debt securities in privately held companies based in the United States that are generally larger in size than the LMM companies included in our portfolio with EBITDA generally greater than $50.0 million. Our UMM investments typically range in size from $5.0 million to $15.0 million. Our UMM debt investments are generally secured by ether a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

The total value of our investment portfolio was $411.3 million as of June 30, 2018, as compared to $393.1 million as of March 31, 2018. As of June 30, 2018, we had investments in 30 portfolio companies with an aggregate cost of $365.7 million. As of March 31, 2018, we had investments in 30 portfolio companies with an aggregate cost of $335.4 million.

As of June 30, 2018 and March 31, 2018, approximately $253.3 million, or 93.1%, and $220.3 million, or 92.1%, respectively, of our debt investment portfolio (at fair value) bore interest at floating rates, of which 89.1% and 94.2%, respectively, were subject to contractual minimum interest rates. As of June 30, 2018 and March 31, 2018, approximately $18.8 million, or 6.9%, and $18.8 million, or 7.9%, respectively, of our debt investment portfolio (at fair value) bore interest at fixed rates.

The following tables provide a summary of our investments in LMM and UMM companies as of June 30, 2018 and March 31, 2018 (excluding our investment in I-45 SLF LLC):

	As of June 30, 2018
	LMM(a)	UMM
	(dollars in thousands)
Number of portfolio companies	19	10
Fair value	$271,373	$73,382
Cost	$227,901	$73,033
% of portfolio at cost - debt	86.5%	100.0%
% of portfolio at cost - equity	13.5%	—
% of debt investments at cost secured by first lien	78.2%	75.2%
Weighted average annual effective yield(b)(c)	12.0%	10.5%
Weighted average EBITDA(c)	$8,600	$81,200
Weighted average leverage through CSWC security(c)(d)	3.4x	4.0x

(a)	At June 30, 2018, we had equity ownership in approximately 73.7% of our LMM investments.
(b)

The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of June 30, 2018, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status. As of June 30, 2018, there were no investments on non-accrual status. Weighted-average annual effective yield is not a return to shareholders and is higher than what an investor in shares in our common stock will realize on its investment because it does not reflect our expenses or any sales load paid by an investor.

(c)	Weighted average metrics are calculated using investment cost basis weighting.
(d)

Includes CSWC debt investments only. Calculated as the amount of each portfolio company’s debt (including CSWC’s position and debt senior or pari passu to CSWC’s position, but excluding debt subordinated to CSWC’s position) in the capital structure divided by each portfolio company’s adjusted EBITDA. Management uses this metric as a guide to evaluate relative risk of its position in each portfolio debt investment.

	As of March 31, 2018
	LMM(a)	UMM
	(dollars in thousands)
Number of portfolio companies	19	10
Fair value	$259,116	$66,866
Cost	$204,331	$66,266
% of portfolio at cost - debt	83.5%	100.0%
% of portfolio at cost - equity	16.5%	—
% of debt investments at cost secured by first lien	74.2%	65.2%
Weighted average annual effective yield(b)(c)	11.9%	10.2%
Weighted average EBITDA(c)	$8,600	$86,200
Weighted average leverage through CSWC security(c)(d)	3.3x	4.3x

(a)	At March 31, 2018, we had equity ownership in approximately 73.7% of our LMM investments.
(b)

The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of March 31, 2018, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status. As of March 31, 2018, there were no investments on non-accrual status. Weighted-average annual effective yield is not a return to shareholders and is higher than what an investor in shares in our common stock will realize on its investment because it does not reflect our expenses or any sales load paid by an investor.

(c)	Weighted average metrics are calculated using investment cost basis weighting.
(d)

Includes CSWC debt investments only. Calculated as the amount of each portfolio company’s debt (including CSWC’s position and debt senior or pari passu to CSWC’s position, but excluding debt subordinated to CSWC’s position) in the capital structure divided by each portfolio company’s adjusted EBITDA. Management uses this metric as a guide to evaluate relative risk of its position in each portfolio debt investment.

As of June 30, 2018 and March 31, 2018, our investment portfolio consisted of the following investments:

	Fair Value	Percentage of Total Portfolio	Cost	Percentage of Total Portfolio
June 30, 2018:
First lien loans[1]	$234,873	57.1%	$233,060	63.7%
Second lien loans	18,437	4.5	18,145	5.0
Subordinated debt	18,823	4.6	18,910	5.2
Preferred equity	18,391	4.5	10,685	2.9
Common equity & warrants	54,231	13.1	20,134	5.5
I-45 SLF LLC[2]	66,575	16.2	64,800	17.7

	$411,330	100.0%	$365,734	100.0%

March 31, 2018:
First lien loans	$197,110	50.1%	$194,820	58.1%
Second lien loans	23,229	5.9	23,092	6.9
Subordinated debt	18,783	4.8	18,885	5.6
Preferred equity	36,545	9.3	16,666	5.0
Common equity & warrants	50,315	12.8	17,134	5.1
I-45 SLF LLC[2]	67,113	17.1	64,800	19.3

	$393,095	100.0%	$335,397	100.0%

1

Included in first lien loans are loans structured as first lien last out loans. These loans may in certain cases be subordinated in payment priority to other senior secured lenders. As of June 30, 2018 and March 31, 2018, the fair value of the first lien last out loans are $29.0 million and $26.9 million, respectively.

2

I-45 SLF LLC is a joint venture between CSWC and Main Street Capital. This entity primarily invests in syndicated senior secured loans in the UMM. The portfolio companies held by I-45 SLF LLC represent a diverse set of industry classifications, which are similar to those in which CSWC invests directly. We own 80.0% of I-45 SLF LLC and have a profits interest of 75.6%, while Main Street Capital owns 20.0% and has a profits interest of 24.4%. I-45 SLF LLC’s Board of Managers makes all investment and operational decisions for the fund, and consists of equal representation from our Company and Main Street. The Company does not guarantee or otherwise obligate itself to make payments on debts owed by I-45 SLF LLC.

Portfolio Asset Quality

We utilize an internally developed investment rating system to rate the performance and monitor the expected level of returns for each debt investment in our portfolio. The investment rating system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein, including each investment’s expected level of returns and the collectability of our debt investments, comparisons to competitors and other industry participants and the portfolio company’s future outlook. The ratings are not intended to reflect the performance or expected level of returns of our equity investments.

•

Investment Rating 1 represents the least amount of risk in our portfolio. The investment is performing materially above underwriting expectations and the trends and risk factors are generally favorable.

•	Investment Rating 2 indicates the investment is performing as expected at the time of underwriting and the trends and risk factors are generally favorable to neutral.

•

Investment Rating 3 involves an investment performing below underwriting expectations and the trends and risk factors are generally neutral to negative. The portfolio company or investment may be out of compliance with financial covenants and interest payments may be impaired, however principal payments are generally not past due.

•

Investment Rating 4 indicates that the investment is performing materially below underwriting expectations, the trends and risk factors are generally negative and the risk of the investment has increased substantially. Interest and principal payments on our investment are likely to be impaired.

The following table shows the distribution of our debt portfolio investments on the 1 to 4 investment rating scale at fair value as of June 30, 2018 and March 31, 2018:

	As of June 30, 2018
Investment Rating	Debt Investments at Fair Value	Percentage of Debt Portfolio
	(dollars in thousands)
1	$8,134	3.0%
2	251,234	92.3
3	12,765	4.7
4	—	—

Total	$272,133	100.0%

	As of March 31, 2018
Investment Rating	Debt Investments at Fair Value	Percentage of Debt Portfolio
	(dollars in thousands)
1	$8,194	3.4%
2	217,989	91.2
3	12,939	5.4
4	—	—

Total	$239,122	100.0%

Interest and dividend income is recorded on an accrual basis to the extent amounts are expected to be collected. When we do not expect the debtor to be able to service all of its debt or other obligations, we will generally establish a reserve against interest income receivable, thereby placing the loan or debt security on non-accrual status, and cease to recognize interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due.

As of June 30, 2018 and March 31, 2018, we did not have any investments on non-accrual status.

Investment Activity

During the three months ended June 30, 2018, we made new debt investments in three portfolio companies totaling $63.7 million, follow-on debt investments in five portfolio companies totaling $11.1 million, and equity investments in one existing and one new portfolio company totaling $3.1 million. We received contractual principal repayments totaling approximately $4.2 million and full prepayments of approximately $14.9 million from two portfolio companies. In addition, we received proceeds from sales and return of capital of investments totaling $47.6 million and recognized realized gains on those sales totaling $18.8 million.

During the three months ended June 30, 2017, we made new debt investments in four portfolio companies totaling $32.1 million, follow-on debt investments in one portfolio company totaling $4.1 million, and equity investments in one existing and one new portfolio company totaling $1.0 million. We also funded $4.0 million on our existing equity commitment to I-45 SLF LLC. We received contractual principal repayments totaling approximately $4.9 million and full prepayments of approximately $19.2 million from four portfolio companies.

Total portfolio investment activity for the three months ended June 30, 2018 and 2017 was as follows (dollars in thousands):

Three months ended June 30, 2018	First Lien Loans	Second Lien Loans	Subordinated Debt	Preferred & Common Equity	I-45 SLF, LLC	Total
Fair value, beginning of period	$197,110	$23,229	$18,783	$86,860	$67,113	$393,095
New investments	74,753	—	—	3,111	—	77,864
Proceeds from sales of investments	(22,865)	—	—	(24,767)	—	(47,632)
Principal repayments received	(14,105)	(5,000)	—	—	—	(19,105)
PIK interest earned	—	—	12	67	—	79
Accretion of loan discounts	277	22	13	—	—	312
Realized gain	180	31	—	18,608	—	18,819
Unrealized gain (loss)	(477)	155	15	(11,257)	(538)	(12,102)

Fair value, end of period	$234,873	$18,437	$18,823	$72,622	$66,575	$411,330

Weighted average yield on debt investments at end of period						11.73%

Weighted average yield on total investments at end of period						10.60%

Three months ended June 30, 2017	First Lien Loans	Second Lien Loans	Subordinated Debt	Preferred & Common Equity	I-45 SLF, LLC	Total
Fair value, beginning of period	$107,817	$47,177	$12,485	$56,006	$63,395	$286,880
New investments	32,113	—	4,508	1,041	4,000	41,662
Proceeds from sales of investments	—	—	—	(15)	—	(15)
Principal repayments received	(16,905)	(7,219)	—	—	—	(24,124)
PIK interest earned	—	—	2	71	—	73
Accretion of loan discounts	142	32	9	—	—	183
Realized gain	465	144	—	15	—	624
Unrealized gain (loss)	900	92	(3)	170	140	1,299

Fair value, end of period	$124,532	$40,226	$17,001	$57,288	$67,535	$306,582

Weighted average yield on debt investments at end of period						10.51%

Weighted average yield on total investments at end of period						10.43%

RESULTS OF OPERATIONS

The composite measure of our financial performance in the Consolidated Statements of Operations is captioned “Net increase in net assets from operations” and consists of three elements. The first is “Net investment income,” which is the difference between income from interest, dividends and fees and our combined operating and interest expenses, net of applicable income taxes. The second element is “Net realized gain on investments before income tax,” which is the difference between the proceeds received from the disposition of portfolio securities and their stated cost. The third element is the “Net change in unrealized appreciation of investments, net of tax,” which is the net change in the market or fair value of our investment portfolio, compared with stated cost. It should be noted that the “Net realized gain on investments before income tax” and “Net change in unrealized appreciation of investments, net of tax” are directly related in that when an appreciated portfolio security is sold to realize a gain, a corresponding decrease in net unrealized appreciation occurs by transferring the gain associated with the transaction from being “unrealized” to being “realized.” Conversely, when a loss is realized on a depreciated portfolio security, an increase in net unrealized appreciation occurs.

Comparison of three months ended June 30, 2018 and June 30, 2017

	Three Months Ended June 30,		Net Change
	2018	2017	Amount	%
	(in thousands)
Total investment income	$11,107	$7,724	$3,383	43.8%
Interest expense	(2,373)	(738)	(1,635)	221.5%
Other operating expenses	(3,738)	(3,406)	(332)	9.7%

Income before taxes	4,996	3,580	1,416	39.6%
Income tax expense	379	144	235	163.2%

Net investment income	4,617	3,436	1,181	34.4%
Net realized gain on investments before income tax	18,819	624	18,195	2,915.9%
Net change in unrealized appreciation on investments, net of tax	(11,783)	1,384	(13,167)	(951.4)%

Net increase in net assets from operations	$11,653	$5,444	$6,209	114.1%

Investment Income

Total investment income consisted of interest income, management fees, dividend income and other income for each applicable period. For the three months ended June 30, 2018, Capital Southwest reported investment income of $11.1 million, a $3.4 million, or 43.8%, increase as compared to the three months ended June 30, 2017. The increase was primarily due to a $3.1 million, or 69.4%, increase in interest income generated from our debt investments due to a 36.0% increase in the cost basis of debt investments held from $268.9 million to $365.7 million year over year in addition to an increase in the weighted average yield on debt investments from 10.51% to 11.73% year over year.

Operating Expenses

Due to the nature of our business, the majority of our operating expenses are related to interest and fees on our borrowings, employee compensation (including both cash and share-based compensation) and general and administrative expenses.

Interest and Fees on our Borrowings

For the three months ended June 30, 2018, our total interest expense was $2.4 million, an increase of $1.6 million as compared to the total interest expense of $0.7 million for the three months ended June 30, 2017. The increase was primarily attributable to an increase of $33.6 million in average borrowings on our Credit Facility during the three months ended June 30, 2018 as compared to the three months ended June 30, 2017, as well as the additional $58.9 million of December 2022 Notes.

Salaries, General and Administrative Expenses

For the three months ended June 30, 2018, our total employee compensation expense (including both cash and share-based compensation) was $2.4 million, an increase of $0.2 million, or 9.5%, as compared to the total employee compensation expense of $2.2 million for the three months ended June 30, 2017. The increase was primarily due to an increase in headcount. For the three months ended June 30, 2018, our total general and administrative expense was $1.4 million, an increase of $0.2 million, or 10.2%, as compared to the total general and administrative expense of $1.2 million for the three months ended June 30, 2017. The increase was primarily due to an increase in board-related expenses, which included fees paid in connection with the search of a new board member.

Net Investment Income

For the three months ended June 30, 2018, income before taxes increased by $1.4 million, or 39.6%. Net investment income increased from the prior year period by $1.2 million, or 34.4%, to $4.6 million as a result of a $3.4 million increase in total investment income, offset by a $0.2 million increase in income tax expense and a $1.6 million increase in interest expense.

Increase in Net Assets from Operations

During the three months ended June 30, 2018, we recognized realized gains totaling $18.8 million, which consisted of gains on the partial repayments of four non-control/non-affiliate investments, full repayments of two non-control/non-affiliate investments and the sale of one control investment.

In addition, during the three months ended June 30, 2018, we recorded a net change in unrealized depreciation of investments totaling $11.8 million, consisting of net unrealized appreciation on our current portfolio of $5.4 million, the reversal of $17.5 million of net unrealized appreciation recognized in prior periods due to realized gains noted above, and net unrealized appreciation related to deferred tax associated with the Taxable Subsidiary of $0.3 million. Net unrealized appreciation on our current portfolio included unrealized gains on Deepwater Corrosion Services, Inc. of $4.7 million and Media Recovery, Inc. of $1.7 million. These unrealized gains and losses were due to changes in fair value based on the overall EBITDA performance and cash flows of each investment.

During the three months ended June 30, 2017, we recognized realized gains totaling $0.6 million, which consisted of net gains on the partial repayments of two non-control/non-affiliate investments, full repayment on four non-control/non-affiliate investment, and the sale of one non-control/non-affiliate equity investment.

In addition, during the three months ended June 30, 2017, we recorded a net change in unrealized appreciation of investments totaling $1.4 million, consisting of net unrealized appreciation on our current portfolio of $1.5 million, the reversal of $0.2 million of net unrealized appreciation recognized in prior periods due to realized gains noted above, and net unrealized appreciation related to deferred tax associated with the Taxable Subsidiary of $0.1 million. Net unrealized appreciation on our current portfolio included unrealized gains on TitanLiner, Inc. of $6.0 million and Vistar Media Inc. of $1.1 million, offset by unrealized losses on Media Recovery, Inc. of $2.1 million and Deepwater Corrosion Services of $4.1 million.

Comparison of years ended March 31, 2018 and March 31, 2017

	Year ended March 31,		Net Change
	2018	2017	Amount	%
	(in thousands)
Total investment income	$35,126	$23,474	$11,652	49.6%
Interest expense	(4,875)	(989)	(3,886)	392.9%
Other operating expenses	(13,823)	(12,818)	(1,005)	7.8%

Income before taxes	16,428	9,667	6,761	69.9%
Income tax expense	195	1,779	(1,584)	(89.0)%

Net investment income	16,233	7,888	8,345	105.8%
Net realized gain on investments before income tax	1,582	7,896	(6,314)	(80.0)%
Net change in net unrealized appreciation on investments, net of tax	21,492	7,690	13,802	179.5%

Net increase in net assets from operations	$39,307	$23,474	$15,833	67.4%

Investment Income

Total investment income consisted of interest income, management fees, dividend income and other income for each applicable period. For the year ended March 31, 2018, total investment income was $35.1 million, a $11.7 million, or 49.6%, increase over total investment income of $23.5 million for the year ended March 31, 2017. The increase was primarily due to a $9.4 million, or 76.0% increase in interest income generated from our debt investments due to a 42.6% increase in the cost basis of debt investments held from $166.1 million to $236.8 million year over year in addition to an increase in the weighted average yield on debt investments from 10.28% to 11.46%.

We receive management fees primarily from our controlled affiliate investments which aggregated $0.4 million for both the years ended March 31, 2018 and 2017. We also received other miscellaneous fees and income of approximately $0.5 million and $0.6 million during the years ended March 31, 2018 and 2017, respectively, related primarily to other portfolio company activity.

Operating Expenses

Due to the nature of our business, the majority of our operating expenses are related to interest and fees on our borrowings, employee compensation (including both cash and share-based compensation), and general and administrative expenses.

Interest and Fees on our Borrowings

For the year ended March 31, 2018, total interest expense was $4.9 million, an increase of $3.9 million as compared to the total interest expense of $1.0 million for the year ended March 31, 2017. The increase was primarily attributable to an increase of $24.4 million in average borrowings on our Credit Facility during the year ended March 31, 2018, as well as the additional $57.5 million of December 2022 Notes.

Salaries, General and Administrative Expenses

For the year ended March 31, 2018, total employee compensation expense (including both cash and share-based compensation) was $9.2 million, a $1.0 million, or 12.4%, increase over total employee compensation expense of $8.2 million for the year ended March 31, 2017. The increase was primarily due to an increase in headcount, as well as additional restricted stock award grants. For both the years ended March 31, 2018 and 2017, total general and administrative expense was $4.6 million.

Net Investment Income

For the year ended March 31, 2018, net investment income was $16.2 million, an $8.3 million, or 105.8%, increase over net investment income of $7.9 million for the year ended March 31, 2017. The increase was driven by an $11.7 million increase in total investment income and a $1.6 million decrease in income tax expense primarily due to the tax reform, offset by a $3.9 million increase in interest expense and a $1.0 million increase in employee compensation expense.

Increase in Net Assets from Operations

During the fiscal year ended March 31, 2018, we recognized realized gains on investments before income tax totaling $1.6 million, which consisted of gains on the partial repayments of five non-control/non-affiliate investments and full repayments on 13 non-control/non-affiliate investments.

In addition, for the fiscal year ended March 31, 2018, we recorded a net increase in unrealized appreciation on investments, net of tax, totaling $21.5 million, consisting of net unrealized appreciation on our current portfolio of $22.0 million, the reversal of $0.6 million of net unrealized appreciation recognized in prior periods due to the realized gains noted above, and net unrealized appreciation related to deferred tax associated with the Taxable Subsidiary of $0.1 million. Net unrealized appreciation on our current portfolio included unrealized gains on TitanLiner, Inc. of $20.3 million and Media Recovery, Inc. of $5.3 million, partially offset by unrealized losses on Deepwater Corrosion Services of $5.3 million. These unrealized gains and losses were due to changes in fair value based on the overall EBITDA performance and cash flows of each investment.

During the fiscal year ended March 31, 2017, we recognized realized gains on investments before income tax totaling $7.9 million, which consisted of net gains on the partial repayments of 22 non-control/non-affiliate investments, full repayments on five non-control/non-affiliate investments and the sale of certain equity securities.

In addition, for the fiscal year ended March 31, 2017, we recorded a net increase in unrealized appreciation, net of tax, on investments totaling $7.7 million, consisting of net unrealized appreciation on our current portfolio of $12.5 million, the reversal of $4.5 million of net unrealized appreciation recognized in prior periods due to the realized gains noted above, and net unrealized depreciation related to deferred tax associated with the Taxable Subsidiary of $0.3 million. Net unrealized appreciation on our current portfolio included unrealized gains on Media Recovery, Inc. of $5.6 million, Deepwater Corrosion Services, Inc. of $4.9 million and I-45 SLF LLC of $3.1 million, partially offset by unrealized losses on TitanLiner, Inc. of $3.3 million. These unrealized gains and losses were due to changes in fair value based on the overall EBITDA performance and cash flows of each investment.

Comparison of years ended March 31, 2017 and March 31, 2016

	Year ended March 31,		Net Change
	2017	2016	Amount	%
	(in thousands)
Total investment income	$23,474	$9,160	$14,314	156.3%
Interest expense	(989)	—	(989)	100.0%
Other operating expenses	(12,818)	(21,125)	8,307	(39.3)%

Income (loss) before taxes	9,667	(11,965)	21,632	180.8%
Income tax expense (benefit)	1,779	(1,278)	3,057	239.2%

Net investment income (loss)	7,888	(10,687)	18,575	173.8%
Net realized gain (loss) on investments before income tax	7,896	(10,802)	18,698	173.1%

	Year ended March 31,		Net Change
	2017	2016	Amount	%
	(in thousands)
Net change in net unrealized appreciation on investments, net of tax	$7,690	$16,089	$(8,399)	$(52.2)%

Net increase (decrease) in net assets from operations	$23,474	$(5,400)	$28,874	534.7%

Investment Income

Total investment income consisted of interest income, management fees, dividend income and other income for each applicable period. For the year ended March 31, 2017, total investment income was $23.5 million, a $14.3 million, or 156.3%, increase over total investment income of $9.2 million for the year ended March 31, 2016. This increase was primarily due to a $7.9 million, or 173.2%, increase in interest income generated from our debt investments due to a 78% increase in the cost basis of debt investments held from $93.4 million to $166.1 million year over year, partially offset by a decrease in the weighted average yield on debt investments from 10.67% to 10.28% year over year. Additionally, there was a $6.4 million, or 184.0%, increase in dividend income due to dividends received from I-45 SLF LLC and Media Recovery, Inc. Total investment income also includes interest income we earn from the short-term investment of cash funds, and the annual amount of such income varies based upon the average level of funds invested during the year and fluctuations in short-term interest rates. During the two years ended March 31, we had interest income from cash and cash equivalents of $0.2 million in 2017 and $0.4 million in 2016.

We receive management fees primarily from our controlled affiliate investments which aggregated $0.4 million in 2017 and $0.7 million in 2016. We also received other miscellaneous income of approximately $0.6 million and $0.1 million during the years ended March 31, 2017 and 2016, respectively, related primarily to other portfolio company activity.

Operating Expenses

Due to the nature of our business, the majority of our operating expenses are related to interest and fees on our borrowings, employee compensation (including both cash and share-based compensation), and general and administrative expenses.

Interest and Fees on our Borrowings

For the year ended March 31, 2017, total interest expense was $1.0 million. We entered into the Credit Facility in August 2016. As such, there was no interest expense incurred during the year ended March 31, 2016.

Salaries, General and Administrative Expenses

For the year ended March 31, 2017, total employee compensation expense (including both cash and share-based compensation) was $8.2 million, a $1.6 million, or 16.2%, decrease from the total employee compensation expense of $9.8 million for the year ended March 31, 2016. The decrease was primarily due to approximately $1.6 million of compensation expense incurred in fiscal 2016 for employees who transferred to CSWI following the Share Distribution. For the year ended March 31, 2017, total general and administrative expense was $4.6 million, a $6.7 million, or 59.4%, decrease over total general and administrative expenses of $11.3 million for the year ended March 31, 2016. The decrease was primarily due to expenses of $7.0 million related to the Share Distribution.

Net Investment Income/Loss

For the year ended March 31, 2017, net investment income was $7.9 million, a $18.6 million, or 173.8%, increase over net investment loss of $10.7 million during the fiscal year ended March 31, 2016, primarily as a result of the $14.3 million increase in total investment income and the $7.3 million decrease in operating expenses.

Increase/Decrease in Net Assets from Operations

During the fiscal year ended March 31, 2017, we recognized realized gains on investments before income tax totaling $7.9 million, which consisted of net gains on the partial repayments of 22 non-control/non-affiliate investments, full repayments on five non-control/non-affiliate investments and the sale of certain equity securities.

In addition, for the fiscal year ended March 31, 2017, we recorded a net increase in unrealized appreciation on investments totaling $7.7 million, consisting of net unrealized appreciation on our current portfolio of $12.5 million, the reversal of $4.5 million of net unrealized appreciation recognized in prior periods due to the realized gains noted above, and net unrealized depreciation related to deferred tax associated with the Taxable Subsidiary of $0.3 million. Net unrealized appreciation on our current portfolio included unrealized gains on Media Recovery, Inc. of $5.6 million, Deepwater Corrosion Services, Inc. of $4.9 million and I-45 SLF LLC of $3.1 million, partially offset by unrealized losses on TitanLiner, Inc. of $3.3 million. These unrealized gains and losses were due to changes in fair value based on the overall EBITDA performance and cash flows of each investment.

During the fiscal year ended March 31, 2016, we recognized a total net realized loss before income taxes of $10.8 million consisting of the difference between $19.7 million of proceeds from disposition of investments and $30.5 million of cost from four partial repayments of investments and the disposition of 12 investments.

In addition, for the fiscal year ended March 31, 2016, we recorded a net increase in unrealized appreciation on investments of $16.1 million, consisting of net unrealized appreciation on our current portfolio of $7.6 million and the reversal of $8.5 million of net unrealized appreciated recognized in prior periods due to the realized gains and losses noted above.

FINANCIAL LIQUIDITY AND CAPITAL RESOURCES

Management believes that the Company’s cash and cash equivalents, cash available from investments, and commitments under the Credit Facility are adequate to meet its needs for the next twelve months.

Cash Flows

For the three months ended June 30, 2018, we experienced a net increase in cash and cash equivalents in the amount of $4.6 million. During that period, our operating activities used $18.2 million in cash, consisting primarily of new portfolio investments of $77.9 million, partially offset by $41.8 million from sales and repayments received from debt investments in portfolio companies and $24.9 million from sales and return of capital of equity investments in portfolio companies. In addition, our financing activities increased cash by $22.9 million, consisting primarily of proceeds from net borrowings under the Credit Facility of $25.0 million, partially offset by cash dividends paid in the amount of $4.5 million. At June 30, 2018, the Company had cash and cash equivalents of approximately $12.5 million.

For the three months ended June 30, 2017, we experienced a net decrease in cash and cash equivalents in the amount of $10.0 million. During that period, our operating activities used $2.8 million in cash, consisting primarily of new portfolio investments of $41.7 million, partially offset by $23.5 million of sales and repayments received from debt investments in portfolio companies. In addition, our financing activities decreased cash by $7.2 million, consisting primarily of cash dividends paid in the amount of $7.2 million. At June 30, 2017, the Company had cash and cash equivalents of approximately $12.4 million.

Financing Transactions

In accordance with the 1940 Act, with certain limitations, the Company is only allowed to borrow amounts such that its asset coverage (i.e., the ratio of assets less liabilities not represented by senior securities to senior securities such as borrowings), calculated pursuant to the 1940 Act, is at least 200% (or, pursuant to recent legislation, 150% if certain requirements are met as described in our Annual Report on Form 10-K in the Business Section under “Regulation as a Business Development Company-Senior Securities”) after such borrowing. On April 25, 2018, the Board of Directors unanimously approved the application of the recently modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, the minimum asset coverage ratio applicable to the Company will be decreased from 200% to 150%, effective April 25, 2019. The Board of Directors also approved a resolution which limits the Company’s issuance of senior securities such that the asset coverage ratio, taking into account any such issuance, would not be less than 166%, effective April 25, 2019. As of June 30, 2018, the Company’s asset coverage was 351%.

Credit Facility

In August 2016, CSWC entered into a senior secured credit facility (the “Credit Facility”) to provide additional liquidity to support its investment and operational activities, which included total commitments of $100 million. The Credit Facility contained an accordion feature that allowed CSWC to increase the total commitments under the facility up to $150 million from new and existing lenders on the same terms and conditions as the existing commitments. In August 2017, we increased our total commitments by $15 million through adding an additional lender using the accordion feature.

On November 16, 2017, CSWC entered into Amendment No. 1 (the “Amendment”) to its Credit Facility. Prior to the Amendment, borrowings under the Credit Facility accrued interest on a per annum basis at a rate equal to the applicable LIBOR rate plus 3.25% with no LIBOR floor. CSWC paid unused commitment fees of 0.50% to 1.50% per annum, based on utilization, on the unused lender commitments under the Credit Facility. The Amendment (1) increased the total borrowing capacity under the Credit Facility to $180 million, with commitments from a diversified group of eight lenders, (2) increased the Credit Facility’s accordion feature that allows for an increase in total commitments of up to $250 million under the Credit Facility from new and existing lenders on the same terms and conditions as the existing commitments, (3) reduced the interest rate on borrowings from LIBOR plus 3.25% down to LIBOR plus 3.00%, with a further step-down to LIBOR plus 2.75% at the time the Company’s net worth exceeds $325 million, (4) reduced unused commitment fees from a utilization-based grid of 0.50% to 1.5% down to a range of 0.50% to 1.0% per annum, and (5) extended the Credit Facility’s revolving period that ended on August 30, 2019 through November 16, 2020. Additionally, the final maturity of the Credit Facility was extended from August 30, 2020 to November 16, 2021. On April 16, 2018 and May 11, 2018, CSWC entered into Incremental Assumption Agreements, which increased the total commitments under the Credit Facility by $20 million and $10 million, respectively. The increases were executed in accordance with the accordion feature of the Credit Facility, increasing total commitments from $180 million to $210 million.

The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (1) certain reporting requirements, (2) maintaining RIC and BDC status, (3) maintaining a minimum shareholders’ equity, (4) maintaining a minimum consolidated net worth, (5) maintaining a regulatory asset coverage of not less than 200%, (6) maintaining a consolidated interest coverage ratio of at least 2.5 to 1.0, and (7) at any time the outstanding advances exceed 90% of the borrowing base, maintaining a minimum liquidity of not less than 10.0% of the covered debt amount.

The Credit Facility also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, bankruptcy, and change of control, with customary cure and notice provisions. If the Company defaults on its obligations under the Credit Facility, the lenders may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests. There are no changes to the covenants or the events of default in the Credit Facility as a result of the Amendment.

The Credit Facility is secured by (1) substantially all of the present and future property and assets of the Company and the guarantors and (2) 100% of the equity interests in the Company’s wholly-owned subsidiaries. As of June 30, 2018, substantially all of the Company’s assets were pledged as collateral for the Credit Facility.

At June 30, 2018, CSWC had $65.0 million in borrowings outstanding under the Credit Facility. CSWC recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs of $1.3 million for the three months ended June 30, 2018. For the three months ended June 30, 2017, CSWC recognized interest expense of $0.7 million. The weighted average interest rate on the Credit Facility was 5.18% and 4.45%, respectively, for the three months ended June 30, 2018 and 2017. Average borrowings for the three months ended June 30, 2018 and 2017 were $58.6 million and $25.0 million, respectively. As of June 30, 2018, CSWC was in compliance with all financial covenants under the Credit Facility.

Notes

In December 2017, the Company issued $57.5 million, including the underwriters’ full exercise of their option to purchase additional principal amounts to cover over-allotments, in aggregate principal amount of 5.95% Notes due 2022 (the “December 2022 Notes”). The December 2022 Notes mature on December 15, 2022 and may be redeemed in whole or in part at any time, or from time to time, at the Company’s option on or after December 15, 2019. The December 2022 Notes bear interest at a rate of 5.95% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning on March 15, 2018. The December 2022 Notes are an unsecured obligation, rank pari passu with our other outstanding and future unsecured unsubordinated indebtedness and are effectively subordinated to all of our existing and future secured indebtedness, including borrowings under our Credit Facility.

On June 11, 2018, the Company entered into an “At-The-Market” (“ATM”) debt distribution agreement, pursuant to which it may offer for sale, from time to time, up to $50 million in aggregate principal amount of December 2022 Notes through B. Riley FBR, Inc., acting as its sales agent (the “2022 Notes Agent”). Sales of the December 2022 Notes may be made in negotiated transactions or transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on The Nasdaq Global Select Market, or similar securities exchanges or sales made through a market maker other than on an exchange at prices related to prevailing market prices or at negotiated prices.

The 2022 Notes Agent receives a commission from the Company equal to up to 2% of the gross sales of any December 2022 Notes sold through the 2022 Notes Agent under the debt distribution agreement. The 2022 Notes Agent is not required to sell any specific principal amount of December 2022 Notes, but will use its commercially reasonable efforts consistent with its sales and trading practices to sell the December 2022 Notes. The December 2022 Notes trade “flat,” which means that purchasers in the secondary market will not pay, and sellers will not receive, any accrued and unpaid interest on the December 2022 Notes that is not reflected in the trading price.

During the three months ended June 30, 2018, the Company sold 55,442 of the December 2022 Notes for an aggregate principal amount of approximately $1.4 million. As of June 30, 2018, an aggregate principal amount of approximately $48.6 million remains available for issuance and sale under the debt distribution agreement.

All issuances of December 2022 Notes rank equally in right of payment and form a single series of notes.

As of June 30, 2018, the carrying amount of the December 2022 Notes was $56.6 million. As of June 30, 2018, the fair value of the December 2022 Notes was $59.7 million. The fair value is based on the closing price of the security of The Nasdaq Global Select Market, which is a Level 1 input under ASC 820. The Company recognized interest expense related to the December 2022 Notes, including amortization of deferred issuance costs of $1.0 million for the three months ended June 30, 2018.

The indenture governing the December 2022 Notes contains certain covenants including but not limited to (i) a requirement that the Company comply with the asset coverage requirement of the 1940 Act or any successor provisions, after giving effect to any exemptive relief granted to the Company by the SEC, (ii) a requirement that the Company will not declare any cash dividend, or declare any other cash distribution, upon a class of its capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, the Company has the minimum asset coverage required pursuant to Section 61 of the 1940 Act or any successor provisions thereto after deducting the amount of such dividend, distribution or purchase price, as the case may be, giving effect to any exemptive relief granted to the Company by the SEC and (iii) a requirement to provide financial information to the holders of the December 2022 Notes and the trustee under the indenture if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The indenture and supplement relating to the December 2022 Notes also provides for customary events of default. As of June 30, 2018, the Company was in compliance with all covenants of the December 2022 Notes.

Equity Capital Activities

In January 2016, our board of directors approved a share repurchase program authorizing us to repurchase up to $10 million in the aggregate of our outstanding common stock in the open market at certain thresholds below our net asset value per share, in accordance with Rules 10b-18 under the Exchange Act. During the three months ended June 30, 2018, we did not repurchase any common stock under the stock repurchase program. Cumulative to date, we have repurchased a total of 35,911 shares of our common stock in the open market under the stock repurchase program, at an average price of $16.37, including commissions paid, leaving approximately $9.4 million available for additional repurchases under the program.

We anticipate that we will continue to fund our investment activities through existing cash and cash equivalents, cash flows generated through our ongoing operating activities, utilization of available borrowings under our Credit Facility and future issuances of debt and equity on terms we believe are favorable to the Company and our shareholders. Our primary uses of funds will be investments in portfolio companies and operating expenses.

In order to satisfy the Internal Revenue Code requirements applicable to a RIC, we intend to distribute to our stockholders, after consideration and application of our ability under the Internal Revenue Code to carry forward certain excess undistributed taxable income from one tax year into the next tax year, substantially all of our taxable income.

CONTRACTUAL OBLIGATIONS

As shown below, we had the following contractual obligations as of June 30, 2018.

	Payments Due By Period (In thousands)
Contractual Obligations	Total	Less than 1 Year	1-3 Years	3-5 Years	More Than 5 Years
Operating lease obligations	$958	$250	$708	$—	$—
Credit Facility(1)	76,531	3,407	73,124	—	—
December 2022 Notes(2)	74,740	3,552	10,667	60,521	—

	$152,229	$7,209	$84,499	$60,521	$—

(1)	Amounts include interest payments calculated at an average rate of 5.18% of outstanding credit facility borrowings, which were $65.0 million as of June 30, 2018.
(2)	Includes interest payments.

OFF-BALANCE SHEET ARRANGEMENTS

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and fund equity capital and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet.

At June 30, 2018 and March 31, 2018, we had a total of approximately $23.7 million and $11.6 million, respectively, in currently unfunded commitments. Included within the total unfunded commitments as of June 30, 2018 were commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. As of June 30, 2018, we had $3.3 million in letters of credit issued and outstanding under these commitments on behalf of the portfolio companies. For the letters of credit issued and outstanding, we would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. Of these letters of credit, $3.3 million expire in May 2019. As of June 30, 2018, none of the letters of credit issued and outstanding were recorded as a liability on the Company’s balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company.

The Company believes its assets will provide adequate coverage to satisfy these commitments. As of June 30, 2018, the Company had cash and cash equivalents of $12.5 million and $145.0 million in available borrowings under the Credit Facility.

RECENT DEVELOPMENTS

On July 2, 2018, CSWC paid total dividends of $14.5 million, or $0.89 per share, which consisted of regular dividends declared on June 1, 2018 in the amount of $4.7 million, or $0.29 per share, and supplemental dividends declared on June 7, 2018 in the amount of $9.8 million, or $0.60 per share.

From July 1, 2018 through August 3, 2018, the Company sold 419,508 of the December 2022 Notes for an aggregate principal amount of approximately $10.5 million pursuant to the ATM debt distribution agreement. Since inception of the ATM program through August 3, 2018, the Company has sold 474,950 of the December 2022 Notes for an aggregate principal amount of approximately $11.9 million.

On August 30, 2018, CSWC’s board of directors declared a total dividend of $0.44 per share of common stock for the quarter ended September 30, 2018, comprised of a regular dividend of $0.34 per share and a supplemental dividend of $0.10 per share. The dividend is payable on September 28, 2018 to shareholders of record on September 17, 2018.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of June 30, 2018, which are unaudited, and March 31 for the years indicated in the table, unless otherwise noted. The Company did not have any senior securities outstanding prior to the year ended March 31, 2017. The report of RSM US LLP, our independent registered public accountants for the year ended March 31, 2018, on the senior securities table as of March 31, 2018, is attached as an exhibit to the registration statement of which this prospectus is a part. The report of Grant Thornton LLP, our independent registered public accountants for the year ended March 31, 2017, on the senior securities table as of March 31, 2017, is incorporated by reference as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(dollars in thousands)
Credit Facility
2019 (as of June 30, 2018) (unaudited)	$65,000	$3.48	—	N/A
2018	40,000	4.16	—	N/A
2017	25,000	12.40	—	N/A
December 2022 Notes
2019 (as of June 30, 2018) (unaudited)	$58,886	$3.48	—	$25.53
2018	57,500	4.16	—	25.40
2017	—	—	—	—

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “-” indicates information which the SEC expressly does not required to be disclosed for certain types of senior securities.

(4)	Average market value per unit for our Credit Facility is not applicable because this is not registered for public trading.

BUSINESS

ORGANIZATION

CSWC is an internally managed closed-end, non-diversified management investment company that specializes in providing customized financing to middle market companies in a broad range of industry segments located primarily in the United States. Our common stock currently trades on Nasdaq under the ticker symbol “CSWC.”

CSWC was organized as a Texas corporation on April 19, 1961. Until September 1969, we operated as a small business investment company, or SBIC licensed under the Small Business Investment Act of 1958. At that time, CSWC transferred to our wholly-owned subsidiary, Capital Southwest Venture Corporation, or CSVC, certain assets including our license as a SBIC. CSVC was a closed-end, non-diversified investment company registered under the 1940 Act. Effective June 14, 2016, CSVC was dissolved and its SBIC license was surrendered. All assets held in CSVC were transferred to CSWC upon dissolution. Prior to March 30, 1988, CSWC was registered as a closed-end, non-diversified investment company under the 1940 Act. On that date, we elected to be treated as a BDC under the 1940 Act. As a BDC, we must meet certain specified requirements under the 1940 Act, including investing at least 70.0% of our assets in eligible portfolio companies and limiting the amount of leverage we incur.

We are also a RIC under Subchapter M of the Code. As such, we are not required to pay corporate-level income tax on our investment income. We intend to maintain our RIC tax treatment, which requires that we qualify annually as a RIC by meeting certain specified requirements.

CSMC, a wholly-owned subsidiary of CSWC, is the management company for CSWC. CSMC generally incurs all normal operating and administrative expenses, including, but not limited to, salaries and related benefits, rent, equipment and other administrative costs required for day-to-day operations.

CSWC also has a Taxable Subsidiary. The primary purpose of the Taxable Subsidiary is to permit CSWC to hold certain interests in portfolio companies that are organized as LLCs (or other forms of pass-through entities) and still allow us to satisfy the RIC tax requirement that at least 90.0% of our gross income for U.S. federal income tax purposes must consist of qualifying investment income. The Taxable Subsidiary is taxed at normal corporate tax rates based on its taxable income.

On September 30, 2015, we completed the Share Distribution of CSWI. CSWI is now an independent publicly traded company. The Share Distribution was effected through a tax-free, pro-rata distribution of 100.0% of CSWI’s common stock to shareholders of the Company. Each Company shareholder received one share of CSWI common stock for every one share of Company common stock on the record date, September 18, 2015. Cash was paid in lieu of any fractional shares of CSWI common stock.

Following the Share Distribution, we have maintained operations as an internally-managed BDC and pursued a credit-focused investing strategy akin to similarly structured organizations. We intend to continue to provide capital to middle-market companies. We intend to invest primarily in debt securities, including senior debt, second lien and subordinated debt, and may also invest in preferred stock and common stock alongside our debt investments or through warrants.

The following diagram depicts CSWC’s current summary organizational structure:

OVERVIEW OF OUR BUSINESS

We are an internally managed closed-end, non-diversified management investment company that specializes in providing customized debt and equity financing to LMM companies and debt capital to UMM companies in a broad range of investment segments located primarily in the United States. Our investment objective is to produce attractive risk-adjusted returns by generating current income from our debt investments and capital appreciation from our equity and equity related investments. Our investment strategy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. In allocating future investments, we plan to continue investing primarily in senior and subordinated debt securities secured by security interests in portfolio company assets, coupled with equity interests.

We focus on investing in companies with histories of generating revenues and positive cash flow, established market positions and proven management teams with strong operating discipline. We target senior debt, subordinated debt, and equity investments in LMM companies, as well as first and second lien syndicated loans in UMM companies. Our target LMM companies typically have annual EBITDA between $3.0 million and $15.0 million and our LMM investments generally range in size from $5.0 million to $25.0 million. Our UMM investments generally include syndicated first and second lien loan investments in companies with EBITDA generally greater than $50.0 million, and our UMM investments typically range in size from $5.0 million to $15.0 million. We make available significant managerial assistance to the companies in which we invest as we believe that providing managerial assistance to an investee company is important to its business development activities.

Because we are internally managed, we do not pay external investment advisory fees, but instead directly incur the operating costs associated with employing investment and portfolio management professionals. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly traded and privately held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio.

Our Business Strategy

Our business strategy is to achieve our investment objective of producing attractive risk-adjusted returns by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments. We have adopted the following business strategies to achieve our investment objective:

•

Leveraging the Experience of Our Management Team. Our senior management team has extensive experience, investing in and lending to middle market companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at BDCs in the capacity of senior officers. We believe this extensive experience provides us with an in-depth understanding of the strategic, financial and operational challenges and opportunities of the middle market companies in which we invest. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

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Applying Rigorous Underwriting Policies and Active Portfolio Management. Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, which we believe allows us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. Senior management, together with the deal team and accounting and finance departments, meets at least monthly to analyze and discuss in detail the company’s financial performance and industry trends. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

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Investing Across Multiple Companies, Industries, Regions and End Markets. We seek to maintain a portfolio of investments that is appropriately diverse among various companies, industries, geographic regions and end markets. This portfolio balance is intended to mitigate the potential effects of negative economic events for particular companies, regions, industries and end markets. However, we may from time to time hold securities of an individual portfolio company that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act.

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Utilizing Long-Standing Relationships to Source Deals. Our senior management team and investment professionals maintain extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities.

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Focusing on Underserved Markets. The middle market has traditionally been underserved. We believe that operating margin and growth pressures, as well as regulatory concerns, have caused many financial institutions to de-emphasize services to middle market companies in favor of larger corporate clients and more liquid capital market transactions. We also invest in securities that would be rated below investment grade if they were rated. We believe these dynamics have resulted in the financing market for middle market companies being underserved, providing us with greater investment opportunities.

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Focus on Established Companies. We generally invest in companies with established market positions, proven management teams with strong operating discipline, histories of generating revenues, and recurring cash flow streams. We believe that those companies generally possess better risk adjusted return profiles than earlier stage companies that are building their management teams and establishing their revenue base. We also believe that established companies in our target size range generally provide opportunities for capital appreciation.

•

Capital Structures Appropriate for Potential Industry and Business Volatility. Our investment team spends significant time understanding the performance of both the target portfolio company and its specific industry throughout a full economic cycle. The history of each specific industry and target portfolio company will demonstrate a different level of potential volatility in financial performance. We seek to understand this dynamic thoroughly and invest our capital at leverage levels in the capital structure that will remain within enterprise value and in securities that will receive interest payments if such downside volatility were to occur.

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Providing Customized Financing Solutions. We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Often we invest in senior and subordinated debt securities, coupled with equity interests. We believe our ability to customize financing structures makes us an attractive partner to middle market companies.

Investment Criteria and Objectives

Our investment team has identified the following investment criteria that we believe are important in evaluating prospective investment opportunities. However, not all of these criteria have been or will be met in connection with each of our investments:

•	Companies with Positive and Sustainable Cash Flow: We generally seek to invest in established companies with sound historical financial performance.

•

Excellent Management: Management teams with a proven record of achievement, exceptional ability, unyielding determination and integrity. We believe management teams with these attributes are more likely to manage the companies in a manner that protects and enhances value.

•	Industry: We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help protect their market position.

•

Strong Private Equity Sponsors: We focus on developing relationships with leading private equity firms in order to partner with these firms and provide them capital to support the acquisition and growth of their portfolio companies.

•

Appropriate Risk-Adjusted Returns: We focus on and price opportunities to generate returns that are attractive on a risk-adjusted basis, taking into consideration factors, in addition to the ones depicted above, including credit structure, leverage levels and the general volatility and potential volatility of cash flows.

We have an investment committee that is responsible for all aspects of our investment process relating to investments made by us. The current members of the investment committee are Bowen Diehl, Chief Executive Officer, Michael Sarner, Chief Financial Officer, Douglas Kelley, Managing Director Josh Weinstein, Managing Director, and David Brooks, Chairman of the Board.

Investment Process

Our investment strategy involves a team approach, whereby our investment team screens potential transactions before they are presented to the investment committee for approval. Transactions that are either above a certain hold size or outside our general investment policy will also be reviewed and approved by the board of directors. Our investment team generally categorizes the investment process into six distinctive stages:

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Deal Generation/Origination: Deal generation and origination is maximized through long-standing and extensive relationships with private equity firms, leveraged loan syndication desks, brokers, commercial and investment bankers, entrepreneurs, service providers such as lawyers and accountants, and current and former portfolio companies and investors.

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Screening: Once it is determined that a potential investment has met our investment criteria, we will screen the investment by performing preliminary due diligence, which could include discussions with the private equity firm, management team, loan syndication desk, etc. Upon successful screening of the proposed investment, the investment team makes a recommendation to move forward and prepares an initial screening memo for our investment committee. We then issue either a non-binding term sheet (in the case of a directly originated transaction), or submit an order to the loan syndication desk (in the case of a large-market syndicated loan transaction).

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Term Sheet: In a directly originated transaction, the non-binding term sheet will typically include the key economic terms of our investment proposal, along with exclusivity, confidentiality, and expense reimbursement provisions, among other terms relevant to the particular investment. Upon acceptance of the term sheet, we will begin our formal due diligence process. In a syndicated loan transaction, rather than a formal term sheet, we will submit an order for an allocation to the syndicated loan desk.

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Due Diligence: Due diligence is performed under the direction of our senior investment professionals, and involves our entire investment team as well as certain external resources, who together perform due diligence to understand the relationships among the prospective portfolio company’s business plan, operations, financial performance, and legal risks. On our directly originated transactions, our due diligence will often include (1) conducting site visits with management and key personnel; (2) performing a detailed review of historical and projected financial statements, often with a third-party accounting firm, to evaluate the target company’s normalized cash flow; (3) creating our own detailed modeling projections, including a downside case which attempts to project how the business would perform in a recession based on past operating history of either the company or the industry; (4) interviewing key customers and suppliers; (5) evaluating company management, including a formal background check; (6) reviewing material contracts; (7) conducting an industry, market and strategy analysis; and (8) obtaining a review by legal, environmental or other consultants. In instances where a financial sponsor is investing in the equity in a transaction, we will leverage work done by the financial sponsor for purposes of our due diligence. In syndicated loan transactions, our due diligence may exclude direct customer and supplier interviews, and will consist of a detailed review of reports from the financial sponsor or syndication agent for industry and market analysis, and legal and environmental diligence.

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Document and Close: Upon completion of a satisfactory due diligence review, our investment team presents its written findings to the investment committee. For transactions that are either over a certain hold size, or outside our general investment policy, the investment team will present the transaction to our board of directors for approval. Upon approval for the investment, we re-confirm our regulatory company compliance, process and finalize all required legal documents and fund the investment.

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Post-Investment: We continuously monitor the status and progress of our portfolio companies, as well as our investment thesis developed at the time of investment. We offer managerial assistance to our portfolio companies and provide them access to our investment experience, direct industry expertise and contacts. The same investment team leader that was involved in the investment process will continue to be involved in the portfolio company post-investment. This approach provides continuity of knowledge and allows the investment team to maintain a strong business relationship with the financial sponsor, business owner and key management of our portfolio companies. As part of the monitoring process, members of our investment team will analyze monthly, quarterly and annual financial statements against previous periods, review financial projections, meet with the financial sponsor and management (when necessary), attend board meetings (when appropriate) and review all compliance certificates and covenants. Our investment team meets once each month with senior management to review the performance of each of our portfolio companies.

We utilize an internally developed investment rating system to rate the performance and monitor the expected level of returns for each debt investment in our portfolio. The investment rating system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein, including each investment’s expected level of returns and the collectability of our debt investments, comparisons to competitors and other industry participants and the portfolio company’s future outlook. The ratings are not intended to reflect the performance or expected level of returns of our equity investments.

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Investment Rating 1 represents the least amount of risk in our portfolio. The investment is performing materially above underwriting expectations and the trends and risk factors are generally favorable.

•	Investment Rating 2 indicates the investment is performing as expected at the time of underwriting and the trends and risk factors are generally favorable to neutral.

•

Investment Rating 3 involves an investment performing below underwriting expectations and the trends and risk factors are generally neutral to negative. The portfolio company or investment may be out of compliance with financial covenants and interest payments may be impaired, however principal payments are generally not past due.

•

Investment Rating 4 indicates that the investment is performing materially below underwriting expectations, the trends and risk factors are generally negative and the risk of the investment has increased substantially. Interest and principal payments on our investment are likely to be impaired.

Determination of Net Asset Value and Portfolio Valuation Process

We determine our NAV per share on a quarterly basis. The NAV per share is equal to our total assets minus liabilities divided by the total number of shares of common stock outstanding.

We determine in good faith the fair value of our portfolio investments pursuant to a valuation policy in accordance with ASC Topic 820, Fair Value Measurements and Disclosures, or ASC 820, and a valuation process approved by our board of directors and in accordance with the 1940 Act. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio.

We undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments. The valuation process is led by the finance department in conjunction with the investment teams and senior management. Valuations of each portfolio security are prepared quarterly by the finance department using updated portfolio company financial and operational information. Each investment valuation is also subject to review by the executive officers and investment teams.

In conjunction with the internal valuation process, we have engaged multiple independent consulting firms that specialize in financial due diligence, valuation and business advisory services to provide third-party valuation reviews of the majority of our investments on a quarterly basis. Our board of directors is ultimately responsible for overseeing, reviewing and approving, in good faith, our determination of the fair value of each investment in our portfolio. See “Determination of Net Asset Value.”

COMPETITION

We compete for attractive investment opportunities with other financial institutions, including BDCs, junior capital lenders, and banks. We believe we are able to be competitive with these entities primarily on the basis of the experience and contacts of our management team and our responsive and efficient investment analysis and decision-making processes. However, many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Furthermore, our competitors may have a lower cost of funds and many have access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Likewise, many of our competitors are not subject to the regulatory restrictions and valuation requirements that the 1940 Act imposes on us as a BDC. See “Risk Factors—Risks Related to Our Business and Structure—We operate in a highly competitive market for investment opportunities.”

We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, because of this competition, we may be unable to take advantage of attractive investment opportunities and may be unable to identify and make investments that satisfy our investment objectives or meet our investment goals.

DIVIDEND REINVESTMENT PLAN

We have adopted a DRIP that provides for the reinvestment of dividends on behalf of our shareholders. Under the DRIP, if we declare a dividend, registered shareholders who have opted into the DRIP as of the dividend record date will have their dividend automatically reinvested into additional shares of our common stock. The share requirements of the DRIP are satisfied through open market purchases of common stock by the DRIP plan administrator. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs.

ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY

CSWC is a closed-end, non-diversified management investment company. CSWC has elected to be treated as a BDC under the 1940 Act. In addition, we have elected, and intend to qualify annually, to be treated as a RIC under Subchapter M of the Code. Our election to be regulated as a BDC and our election to be treated as a RIC for U.S. federal income tax purposes have a significant impact on our operations. Some of the most important effects on our operations of our election to be regulated as a BDC and our election to be treated as a RIC are outlined below.

•	We report our investments at market value or fair value with changes in value reported through our consolidated statements of operations.

In accordance with the requirements of the 1940 Act and Article 6 of Regulation S-X, we report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their “fair value” as determined in good faith by our Board of Directors. Changes in these values are reported through our consolidated statements of operations under the caption of “net change in unrealized appreciation on investments.” See “Determination of Net Asset Value and Portfolio Valuation Process” above.

•

We intend to distribute substantially all of our income to our shareholders. We generally will be required to pay income taxes only on the portion of our taxable income we do not distribute to shareholders (actually or constructively).

As a RIC, so long as we meet certain minimum distribution, source of income and asset diversification requirements, we generally are required to pay U.S. federal income taxes only on the portion of our taxable income and gains we do not distribute (actually or constructively) and certain built-in gains. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year that generated such taxable income. We intend to distribute to our shareholders substantially all of our income. We may, however, make deemed distributions to our shareholders of any retained net long-term capital gains. If this happens, our shareholders will be treated as if they received an actual distribution of the net capital gains and reinvested the net after-tax proceeds in us. Our shareholders also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable share of the corporate-level U.S. federal income tax we pay on the deemed distribution. See “Certain U.S. Federal Income Tax Considerations.” We met the minimum distribution requirements for tax years 2015, 2016 and 2017 and continually monitor our distribution requirements with the goal of ensuring compliance with the Code.

In addition, we have a Taxable Subsidiary that holds a portion of one or more of our portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiary is consolidated for financial reporting purposes in accordance with U.S. GAAP, so that our consolidated financial statements reflect our investments in the portfolio companies owned by the Taxable Subsidiary. The purpose of the Taxable Subsidiary is to permit us to hold certain interests in portfolio companies that are organized as LLCs (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90.0% of our gross income for U.S. federal income tax purposes must consist of qualifying investment income. Absent the Taxable Subsidiary, a proportionate amount of any gross income of a partnership or LLC (or other pass-through entity) portfolio investment would flow through directly to us. To the extent that such income did not consist of investment income, it could jeopardize our ability to qualify as a RIC and therefore cause us to incur significant amounts of corporate-level U.S. federal income taxes. Where interests in LLCs (or other pass-through entities) are owned by the Taxable Subsidiary, the income from those interests is taxed to the Taxable Subsidiary and does not flow through to us, thereby helping us preserve our RIC tax treatment and resultant tax advantages. The Taxable Subsidiary is not consolidated for U.S. federal income tax purposes and may generate income tax expense as a result of its ownership of the portfolio companies. This income tax expense, if any, is reflected in our Consolidated Statements of Operations.

•	Our ability to use leverage as a means of financing our portfolio of investments is limited.

As a BDC, we are required to meet a coverage ratio of total assets to total senior securities of at least 200.0% (or 150.0% if, pursuant to recent legislation, certain requirements are met as described in the Regulation Section under “Regulation as a Business Development Company—Senior Securities”). In accordance with this recent legislation, on April 25, 2018, our Board of Directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of our Board of Directors, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, the minimum asset coverage ratio applicable to the Company will be decreased from 200% to 150%, effective April 25, 2019. The Board also approved a resolution which limits the Company’s issuance of senior securities such that the asset coverage ratio, taking into account such issuance, would not be less than 166%, effective April 25, 2019. For this purpose, senior securities include all borrowings and any preferred stock we may issue in the future. Additionally, our ability to utilize leverage as a means of financing our portfolio of investments may be limited by this asset coverage test. While the use of leverage may enhance returns if we meet our investment objective, our returns may be reduced or eliminated if our returns on investments are less than the costs of borrowing.

•	We are required to comply with the provisions of the 1940 Act applicable to business development companies.

As a BDC, we are required to have a majority of directors who are not “interested” persons under the 1940 Act. In addition, we are required to comply with other applicable provisions of the 1940 Act, including those requiring the adoption of a code of ethics, fidelity bonding and investment custody arrangements. See “Regulation as a Business Development Company” below.

EMPLOYEES

As of June 30, 2018, we had twenty employees, each of whom was employed by our management company, CSMC. These employees include our corporate officers, investment and portfolio management professionals and administrative staff. All of our employees are located in our principal executive offices in Dallas, Texas.

PROPERTIES

We do not own any real estate or other physical properties. We maintain our offices at 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240, where we lease approximately 9,261 square feet of office space pursuant to a lease agreement expiring in January 2022. We believe that our offices are adequate to meet our current and expected future needs.

LEGAL PROCEEDINGS

We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. As of the date hereof, we are not a party to, and none of our assets are subject to, any material pending legal proceedings and are not aware of any claims that could have a materially adverse effect on our financial position, results of operations or cash flows.

PORTFOLIO COMPANIES

The following table sets forth information as of June 30, 2018, for the portfolio companies in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observer or participation rights we may receive. The following table excludes our investments in marketable securities and temporary investments.

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
Non-control/Non-affiliate Investments[5]
AAC HOLDINGS, INC.
200 Powell Place Brentwood, TN 37027	First Lien	Healthcare services	L+6.75% (Floor 1.00%), Current Coupon 9.11%	6/30/2023	$9,262,500	$9,060,954	$9,401,438
AG KINGS HOLDINGS INC.[8]
700 Lanidex Plaza Parsippany, NJ 07054	First Lien	Food, agriculture & beverage	L+9.42% (Floor 1.00%), Current Coupon 11.78%	8/8/2021	9,366,667	9,236,751	9,038,833
ALLIANCE SPORTS GROUP, L.P.	Senior subordinated debt	Consumer products & retail	11.00%	2/1/2023	10,100,000	9,923,399	9,908,100
3025 N. Great Southwest Parkway Grand Prairie, TX 75050	2.65% membership interest		—	—	—	2,500,000	1,996,000

						12,423,399	11,904,100
AMERICAN TELECONFERENCING SERVICES, LTD.	First Lien	Telecommunications	L+6.50% (Floor 1.00%), Current Coupon 8.86%	12/8/2021	6,289,340	6,159,290	6,112,452
3280 Peachtree Road NE Suite 1000 Atlanta, GA 30305	Second Lien		L+9.50% (Floor 1.00%), Current Coupon 11.84%	6/6/2022	2,005,714	1,944,094	1,900,414

						8,103,384	8,012,866
AMWARE FULFILLMENT LLC[15]
4505 Newpoint Place Lawrenceville, GA 30043	First Lien	Distribution	L+12.00% (Floor 1.00%), Current Coupon 14.34%	5/21/2019	13,296,944	13,145,356	12,765,067
BINSWANGER HOLDING CORP.	First Lien	Distribution	L+8.00% (Floor 1.00%), Current Coupon 10.32%	3/9/2022	12,398,351	12,204,051	12,280,567
965 Ridge Lake Blvd., Suite 305 Memphis, TN 38120	900,000 shares of common stock		—	—	—	900,000	874,000

						13,104,051	13,154,567

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
CALIFORNIA PIZZA KITCHEN, INC.
12181 Bluff Creek Drive 5th Floor Playa Vista, CA 90094	First Lien	Restaurants	L+6.00% (Floor 1.00%), Current Coupon 8.10%	8/23/2022	$4,912,500	$4,875,968	$4,821,619
CAPITAL PAWN HOLDINGS, LLC
3771 Tamiami Trl E Naples, FL 34112	First Lien	Consumer products & retail	L+9.50%, Current Coupon 11.81%	7/8/2020	11,922,365	11,711,936	11,755,452
CLICKBOOTH.COM, LLC	First Lien	Media, marketing & entertainment	L+8.50% (Floor 1.00%), Current Coupon 10.82%	12/5/2022	17,281,250	16,965,249	17,203,484
5911 N Honore Ave #114 Sarasota, FL 34243	Revolving Loan[10]		L+8.50% (Floor 1.00%)	12/5/2022	—	(17,722)	—

						16,947,527	17,203,484
DEEPWATER CORROSION SERVICES, INC.
13813 FM 529 Rd. Houston, TX 77041	127,004 shares of Series A convertible preferred stock	Energy services (upstream)	—	—	—	8,000,000	9,316,000
DELPHI INTERMEDIATE HEALTHCO, LLC	First Lien	Healthcare services	L+7.50% (Floor 1.00%), Current Coupon 9.86%	10/3/2022	7,359,375	7,293,501	7,263,703
1901 W Cypress Creek Rd. Ste #600 Fort Lauderdale, FL 33309	First Lien		L+7.50 (Floor 1.00%), Current Coupon 9.83%	10/3/2022	4,968,750	4,920,581	4,904,156

						12,214,082	12,167,859
DIGITAL RIVER, INC.
8000 Haskell Avenue Van Nuys, CA 91406	First Lien	Software & IT services	L+6.00% (Floor 1.00%), Current Coupon 8.34%	2/12/2021	6,285,444	6,274,316	6,277,587
DUNN PAPER, INC.
218 Riverview St. Port Huron, MI 48060	Second Lien	Paper & forest products	L+8.75% (Floor 1.00%), Current Coupon 10.84%	8/26/2023	3,000,000	2,951,375	2,974,500
ENVIRONMENTAL PEST SERVICE MANAGEMENT COMPANY, LLC	First Lien	Consumer services	L+7.25%, Current Coupon 9.59%	6/22/2023	16,250,000	15,966,754	15,966,754
5670 W. Cypress St. Suite B Tampa, FL 33607	Delayed Draw Term Loan[10]		L+7.25%	—	—	(69,655)	—

						15,897,099	15,966,754

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
FAST SANDWICH, LLC	First Lien	Restaurants	L+9.00% (Floor 1.00%), Current Coupon 11.33%	5/23/2023	$3,300,000	$3,246,010	$3,246,010
6400 Shafer Court, Suite 250 Rosemont, IL 60018	Revolving Loan[10]		L+9.00% (Floor 1.00%)	—	—	(67,636)	—

						3,178,374	3,246,010
GAUGE AMERICAN NUTS OPERATIONS LLC[13]	First Lien	Food, agriculture and beverage	L+8.00% (Floor 1.00%), Current Coupon 10.33%	4/10/2023	17,500,000	17,162,415	17,162,415
	First Lien - Term Loan B		L+8.00% (Floor 1.00%), Current Coupon 10.33%	10/10/2018	656,250	648,900	648,900
	Delayed Draw Term Loan[10]		L+8.00% (Floor 1.00%)	4/10/2023	—	(9,402)	0
	Revolving Loan		L+8.00% (Floor 1.00%), Current Coupon 10.33%	4/10/2023	3,500,000	3,483,286	3,483,286
12950 San Fernando Road Sylmar, CA 91342	3,000,000 units of Class A common stock[9]		—	—	—	3,000,000	3,000,000

						24,285,199	24,294,601
LGM PHARMA, LLC[13]	First Lien	Healthcare products	L+8.50% (Floor 1.00%), Current Coupon 10.50%	11/15/2022	9,950,000	9,770,998	9,890,300
	Delayed Draw Term Loan[10]		L+8.50% (Floor 1.00%), Current Coupon 10.51%	11/15/2022	1,796,750	1,766,653	1,785,970
2758 Circleport Dr., Erlanger, KY 41018	110,000 units of Class A common stock[9]		—	—	—	1,100,000	1,100,000

						12,637,651	12,776,270
LIGHTING RETROFIT INTERNATIONAL, LLC	First Lien	Environmental services	L+9.25% (Floor 1.00%), Current Coupon 11.56%	6/30/2022	14,437,500	14,307,179	14,278,688
750 MD Route 3 South Suite 19 Gambills, MD 21054	396,825 shares of Series B preferred stock		—	—	—	500,000	511,000

						14,807,179	14,789,688

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
RESEARCH NOW GROUP, INC.
5800 Tennyson Parkway Suite 600 Plano, TX 75024	Second Lien	Business services	L+9.50% (Floor 1.00%), Current Coupon 11.82%	12/20/2025	$10,500,000	$9,792,890	$10,080,000
RESTAURANT TECHNOLOGIES, INC.
5800 Tennyson Parkway Suite 600 Plano, TX 75024	Second Lien	Business services	L+8.75% (Floor 1.00%), Current Coupon 11.07%	11/23/2023	3,500,000	3,456,390	3,482,500
JVMC HOLDINGS CORP.[14]
222 S. Riverside Plaza Suite 1200 Chicago, IL 60606	First Lien	Financial services	L+8.02% (Floor 1.00%), Current Coupon 10.11%	5/5/2022	7,125,000	7,066,937	7,125,000
TAX ADVISORS GROUP, LLC[13]
12400 Coit Road Suite 1270 Dallas, TX 75251	Senior subordinated debt	Financial services	10.00% / 2.00% PIK	12/23/2022	4,600,000	4,521,270	4,600,000
	143.3 Class A units[9]		—	—	—	541,176	645,000

						5,062,446	5,245,000
VISTAR MEDIA INC.
1420 Walnut Street Philadelphia, PA 19102	First Lien	Media, marketing & entertainment	L+10.00% (Floor 1.00%), Current Coupon 12.32%	2/16/2022	7,975,000	7,341,113	8,134,500
	Warrants (Expiration - February 17, 2027)		—	—	—	886,000	2,027,000

						8,227,113	10,161,500
Total Non-control/Non-affiliate Investments						$232,460,377	$235,960,695

Affiliate Investments[6]
CHANDLER SIGNS, LLC[13]	Senior subordinated debt	Business services	12.00% / 1.00% PIK	7/4/2021	4,522,672	4,465,563	4,314,629
3201 Manor Way Dallas, TX 75235	1,500,000 units of Class A-1 common stock[9]		—	—	—	1,500,000	1,293,000

						5,965,563	5,607,629
ELITE SEM, INC.[8]	First Lien	Media, marketing & entertainment	L+8.42% (Floor 1.00%), Current Coupon 10.76%	2/1/2022	20,000,000	19,524,654	20,000,000
142 W 36th Street, Fl 11 New York, NY 1001	1,173 Preferred units; 1,173 Class A Common units		12% PIK	—	—	1,385,253	1,941,000

						20,909,907	21,941,000

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
ITA HOLDINGS GROUP, LLC[13]	First Lien	Transportation & logistics	L+8.50% (Floor 1.00%, Current Coupon 10.81%)	2/14/2023	$9,440,625	$9,262,607	$9,265,973
4105 Tradewind St. Hangar #4 Amarillo, TX 79118	First Lien - Term Loan B		L+8.50% (Floor 1.00%, Current Coupon 10.82%)	2/14/2023	2,000,000	1,960,507	1,963,000
	Revolving Loan10.		L+8.50% (Floor 1.00%, Current Coupon 8.50%)	2/14/2023	313,500	276,501	307,700
	Delayed Draw Term Loan		L+8.50% (Floor 1.00%, Current Coupon 10.81%)	2/14/2023	1,500,000	1,471,135	1,472,250
	9.25% Class A Membership Interest[9]		—	—	—	1,500,000	1,500,000

						14,470,750	14,508,923
ZENFOLIO INC.	First Lien	Business services	L+9.00% (Floor 1.00%), Current Coupon 11.31%	7/17/2022	13,398,750	13,180,154	13,331,756
3515A Edison Way Menlo Park, CA 94025-1815	Revolving Loan[10]		L+9.00% (Floor 1.00%)	7/17/2022	—	(16,177)	—
	190 shares of common stock		—	—	—	1,900,000	1,900,000

						15,063,977	15,231,756

Total Affiliate Investments						$56,410,197	$57,289,308

Control Investments[7]
I-45 SLF LLC[9,10,11]
5400 LBJ Freeway Suite 1300 Dallas, TX 75240	80% LLC equity interest	Multi-sector holdings	—	—	—	$64,800,000	$66,575,453
MEDIA RECOVERY, INC.[11]	800,000 shares of Series A convertible preferred stock	Industrial products	—	—	—	800,000	6,622,641
510 Corporate Drive Graham, TX 76450	4,000,002 shares of common stock		—	—	—	4,615,000	38,204,359

						5,415,000	44,827,000

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
PRISM SPECTRUM HOLDINGS, LLC[13]	First Lien	Environmental services	L+9.50% (Floor 2.25%), Current Coupon 11.82%	2/6/2023	$4,325,177	$4,243,753	$4,249,486
5670 W. Cypress Street, Suite B Tampa, FL 33607	Revolving Loan[10]		L+9.50% (Floor 2.25%), Current Coupon 11.82%	2/6/2023	750,000	713,156	736,875
	57.25 Class A units[9]		—	—	—	1,691,674	1,691,674

						6,648,583	6,678,035

Total Control Investments						$76,863,583	$118,080,488

TOTAL INVESTMENTS[12]						$365,734,157	$411,330,491

1	All debt investments are income-producing, unless otherwise noted. Equity investments are non-income producing, unless otherwise noted.
2	All of the Company’s investments, unless otherwise noted, are encumbered as security for the Company’s senior secured credit facility.
3

The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) and reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at June 30, 2018. Certain investments are subject to a LIBOR or Prime interest rate floor. Certain investments, as noted, accrue payment-in-kind (“PIK”) interest.

4

The Company’s investment portfolio is comprised entirely of debt and equity securities of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Company values all of its portfolio investments at fair value, as determined in good faith by the Board of Directors, using significant unobservable Level 3 inputs. Refer to Note 4 for further discussion.

5

Non-Control/Non-Affiliate investments are generally defined by the Investment Company Act of 1940 (the “1940 Act”) as investments that are neither control investments nor affiliate investments. At June 30, 2018, approximately 57.4% of the Company’s investment assets were non-control/non-affiliate investments. The fair value of these investments as a percent of net assets is 76.8%.

6

Affiliate investments are generally defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as control investments. At June 30, 2018, approximately 13.9% of the Company’s investment assets were affiliate investments. The fair value of these investments as a percent of net assets is 18.6%.

7

Control investments are generally defined by the 1940 Act as investments in which more than 25% of the voting securities are owned or maintains greater than 50% of the board representation. At June 30, 2018, approximately 28.7% of the Company’s investment assets were control investments. The fair value of these investments as a percent of net assets is 38.4%.

8	The investment is structured as a first lien last out term loan.
9

Indicates assets that are considered “non-qualifying assets” under section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets. As of June 30, 2018, approximately 17.0% of the Company’s investment assets are non-qualifying assets.

10	The investment has an unfunded commitment as of June 30, 2018. Refer to Note 11—Commitments and Contingencies for further discussion.
11	Income producing through dividends or distributions.

12

As of June 30, 2018, the cumulative gross unrealized appreciation for federal income tax purposes is approximately $47.3 million; cumulative gross unrealized depreciation for federal income tax purposes is $1.9 million. Cumulative net unrealized appreciation is $45.4 million, based on a tax cost of $366.0 million.

13

Gauge American Nuts Operations LLC Class A common stock, ITA Holdings Group, LLC membership interest, LGM Pharma, LLC Class A common stock, Prism Spectrum Holdings LLC Class A units, Tax Advisors Group, LLC Class A units and Chandler Signs, LP Class A-1 common stock are held through a wholly-owned taxable subsidiary.

14	The investment is structured as a first lien first out term loan.
15	As of June 30, 2018, the investment is paying default interest at a rate of 2.5% per annum.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of June 30, 2018.

I-45 SLF LLC

In September 2015, we entered into an LLC agreement with Main Street Capital to form I-45 SLF LLC. I-45 SLF LLC began investing in UMM syndicated senior secured loans during the quarter ended December 31, 2015. The initial equity capital commitment to I-45 SLF LLC totaled $85.0 million, consisting of $68.0 million from CSWC and $17.0 million from Main Street Capital. Approximately $81.0 million was funded as of June 30, 2018, relating to these commitments, of which $64.8 million was from CSWC. As of June 30, 2018, CSWC has unfunded commitments outstanding of $3.2 million. CSWC owns 80% of I-45 SLF LLC and has a profits interest of 75.6%, while Main Street Capital owns 20% and has a profits interest of 24.4%. I-45 SLF LLC’s Board of Managers make all investment and operational decisions for the fund, and consists of equal representation from CSWC and Main Street Capital.

As of June 30, 2018 and March 31, 2018, I-45 SLF LLC had total assets of $244.9 million and $223.4 million, respectively. I-45 SLF LLC had approximately $228.5 million and $220.8 million of credit investments at fair value as of June 30, 2018 and March 31, 2018, respectively. The portfolio companies in I-45 SLF LLC are in industries similar to those in which CSWC may invest directly. As of June 30, 2018 and March 31, 2018, approximately $8.5 million and $3.2 million, respectively, of the credit investments were unsettled trades. During the three months ended June 30, 2018, I-45 SLF declared a total dividend of $2.9 million of which $2.2 million was paid to CSWC in July 2018.

Media Recovery, Inc.

Media Recovery, Inc., dba SpotSee Holdings, through its subsidiary ShockWatch, provides solutions that currently enable over 3,000 customers and some 200 partners in 62 countries to detect mishandling that causes product damage and spoilage during transport and storage. The ShockWatch product portfolio includes impact, tilt, temperature, vibration, and humidity detection systems and is widely used in the energy, transportation, aerospace, defense, food, pharmaceutical, medical device, consumer goods and manufacturing sectors.

TitanLiner, Inc.

TitanLiner, Inc. engages in the manufacture, installation and rental of spill containment systems for oilfield applications.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. Our board of directors appoints our officers, who serve at the discretion of the board of directors. The responsibilities of the board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The board of directors has an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, or NCG Committee, and may establish additional committees from time to time as necessary.

Board of Directors and Executive Officers

Our board of directors consists of seven members. The board has determined that six of our current directors Christine S. Battist, David R. Brooks, Jack D. Furst, T. Duane Morgan, William R. Thomas III and John H. Wilson are independent, as “independence” is defined by Nasdaq Marketplace Rules and are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. This means that none of the independent directors has any direct or indirect material relationship with us, either directly or as a partner, shareholder or officer of an organization that has a relationship with us. As a result, the board has a majority of independent directors on the board as required by Nasdaq Marketplace Rules.

Directors

Information regarding our current board of directors is set forth below as of September 7, 2018. The business address for each director is c/o Capital Southwest Corporation, 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240.

Name and Age	Position Held with Company	Year First Elected or Appointed	Principal Occupation
Independent Directors
Christine S. Battist (49)	Director	2018	Chief Financial Officer of Avison Young
David R. Brooks (59)	Chairman of the Board	2017	Chairman and Chief Executive Officer of Independent Bank Group, Inc.
	Director	2014
Jack D. Furst (59)	Director	2014	Founder of Oak Stream Investors
T. Duane Morgan (68)	Director	2012	Former/Retired Senior Vice President of Gardner Denver, Inc.
William R. Thomas III (47)	Director	2014	President of Thomas Heritage Foundation
John H. Wilson (75)	Director	1988	President of U.S. Equity Corporation
Interested Director
Bowen S. Diehl (49)	Director, President and Chief Executive Officer	2015	President and Chief Executive Officer of Capital Southwest Corporation

Executive Officers

Our executive officers serve at the discretion of our board of directors. The following persons serve as our executive officers or significant employees in the following capacities (information as of September 7, 2018):

Name	Age	Position(s) Held
Bowen S. Diehl	49	Director, President and Chief Executive Officer
Michael S. Sarner	46	Chief Financial Officer, Secretary and Treasurer

The address for each executive officer and significant employee is c/o Capital Southwest Corporation, 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240.

Biographical Information

The board has determined that Ms. Battist and Messrs. Brooks, Furst, Morgan, Thomas and Wilson are “independent” as defined by Nasdaq Marketplace Rules and are not “interested persons” for purposes of the 1940 Act.

Independent Directors

Christine S. Battist is the Chief Financial Officer of Avison Young, a private commercial real estate services firm. Ms. Battist joined Avison Young in January 2018 and as CFO is responsible for all accounting, finance and strategy activities of the company. Previously, Ms. Battist was the Chief Financial Officer and Treasurer from 2012 to 2016 at Silver Bay Realty Trust Corp. (NYSE: SBY), a public real estate investment trust focused on the acquisition, renovation, leasing and management of single-family properties for rental income and capital appreciation. Prior to this, from 2011 to 2012, Ms. Battist was Managing Director at Two Harbors Investment Corp. (NYSE: TWO), a public real estate investment trust focused on investing, financing and managing residential mortgage-backed securities. From 2007 to 2011, Ms. Battist was Director of Investor Relations at The Mosaic Company (NYSE: MOS), a Fortune 500 agribusiness company. Ms. Battist has over 25 years of experience in the accounting and finance fields, including leading an IPO, secondary offerings, mergers and acquisitions, restructurings, investor relations and establishing finance infrastructure. Ms. Battist holds a Bachelor of Business Administration in Accounting from St. Norbert College and is a Certified Public Accountant in Texas. If elected to the Board, Capital Southwest will benefit from Ms. Battist’s extensive experience and track record of managing accounting, finance and investor relations affairs for public and private companies. In addition, Capital Southwest will benefit from Ms. Battist’s qualification as an “audit committee financial expert” as defined under Item 407 of Regulation S-K.

David R. Brooks is the Chairman of the board of CSWC. Mr. Brooks is the Chairman of the board, Chief Executive Officer, and a director of Independent Bank Group, Inc. (Nasdaq:IBTX), a publicly-traded bank holding company with approximately $9 billion in assets. Mr. Brooks previously served on the board of managers of Noel-Levitz, LLC, a large national higher education consulting company. He also previously served on the board of trustees of Houston Baptist University. Mr. Brooks has over 35 years of experience in the financial services industry and previously served as the chief financial officer at Baylor University. Mr. Brooks holds Bachelor and Master degrees in Business Administration from Baylor University. CSWC benefits from Mr. Brooks’ extensive experience in overseeing the operations and growth of a bank holding company, his executive expertise in public and private companies, his significant experience as a director of public and private companies, and his expertise in financial matters.

Jack D. Furst is the founder of Oak Stream Investors, a private investment firm he started in 2008. Mr. Furst has over 25 years of experience in leveraged acquisitions and private investments. He joined HM Capital Partners LLC, a private equity firm, in 1989, the year it was formed (as Hicks, Muse, Tate & Furst, Inc.). Until 2008, he was a partner in HM Capital and was involved in all aspects of the firm’s business, including originating, structuring and monitoring HM Capital’s investments. Prior to joining HM Capital, Mr. Furst served as a Vice President and subsequently a partner of Hicks & Haas from 1987 to 1989. From 1984 to 1986, Mr. Furst was a mergers and acquisitions/corporate finance specialist for The First Boston Corporation in New York. Before joining First Boston, Mr. Furst was a Financial Consultant at PricewaterhouseCoopers. Mr. Furst received his Bachelor of Science degree with honors from the College of Business Administration at Arizona State University and his Masters of Business Administration degree with honors from the Graduate School of Business at The University of Texas at Austin. CSWC benefits from Mr. Furst’s senior executive and extensive private equity experience and his significant experience as a director of public and private companies.

T. Duane Morgan is the retired former President of the Engineered Products Group (EPG) of Gardner Denver, a global industrial manufacturer. Under Mr. Morgan, the EPG at Gardner Denver generated $1.1 billion of revenue across four divisions and 22 production facilities in the US, China, Germany, UK and Sweden. He spent almost 10 years with Gardner Denver until it was sold to Kohlberg Kravis Roberts (KKR) in July 2013 for $3.9 billion. Following the sale, Mr. Morgan continued as a Senior Vice President of Gardner Denver and advisor to KKR through July 2014, advising on matters including operational transition and strategy, as well as making presentations to ratings agencies that resulted in favorable financing for KKR and the new company. Prior to Gardner Denver, Mr. Morgan spent 20 years with Cooper Cameron, serving as President or Vice President of several of Cooper Cameron’s major divisions. Mr. Morgan also serves on the board of SACHEM, Inc., a privately-held specialty chemical company. Mr. Morgan holds a Bachelor of Science in Mathematics from McNeese State University and a Masters of Business Administration from Louisiana State University. He served as an Army Air Defense Artillery Officer in South Korea. Mr. Morgan is a National Association of Corporate Directors, or NACD, Governance Fellow. CSWC benefits from Mr. Morgan’s track record, spanning decades, of successful executive leadership through multiple economic cycles.

William R. Thomas III is a private investor who provides leadership for, and invests in, organizations that create financial return, social impact or both. He has served as President of the Thomas Heritage Foundation since 2008, a nonprofit and grant-making corporation. He manages personally and on behalf of Thomas Heritage Partners, Ltd. approximately 3.7% of the outstanding shares of the Company. Mr. Thomas was a deal professional with CSWC from 2006 to 2012. During this time, Mr. Thomas made, enhanced and monetized investments in stand-alone private companies and add-on opportunities, served on the boards of eleven private companies, and oversaw valuation and regulatory compliance. From 2004 to 2006, Mr. Thomas earned his M.B.A. from Harvard Business School. During a portion of his time at Harvard, Mr. Thomas served as a consultant to private equity clients at Investor Group Services. From 1993 through 2004, Mr. Thomas served in the U.S. Air Force as a pilot in multiple aircraft and led training, safety, acquisition and logistics operations, achieving the rank of Major. Mr. Thomas serves as a director of Encore Wire Corporation (WIRE), is recognized as a National Association of Corporate Directors (NACD) Board Leadership Fellow and graduated from the United States Air Force Academy. CSWC benefits from Mr. Thomas’ professional investment experience and board experience.

John H. Wilson has been President of U.S. Equity Corporation, a private investment company, since 1983. He has over 45 years of experience as an executive or investor in numerous companies in the banking, insurance, manufacturing, communications, health and transportation industries. Mr. Wilson is also a director of Encore Wire Corporation (Nasdaq:WIRE). Mr. Wilson has a Bachelor of Business Administration degree from Baylor University. CSWC benefits from Mr. Wilson’s diverse industry experience, his significant experience as a director of public and private companies, and his experience as both an executive and an investor in numerous companies.

Interested Directors

The board has determined that Mr. Diehl is an “interested person” as defined in the 1940 Act due to his position as an officer of the Company.

Bowen S. Diehl has served as President and Chief Executive Officer and as a director of CSWC since October 2015. Mr. Diehl joined CSWC in March 2014 and served as its Chief Investment Officer from March 2014 to October 2015. Prior to joining CSWC, Mr. Diehl was employed by American Capital, Ltd., a publicly traded private equity firm and global asset manager. From 2007 to 2014, he served as Co-Head of American Capital’s Sponsor Finance Group, the group responsible for the majority of American Capital’s middle market lending business. From 2001 to 2007, he served as a senior investment professional in the Dallas Office of American Capital. Mr. Diehl has sourced, structured and managed investments that have included senior and subordinated debt, as well as preferred and common equity in both control and non-control structures. Mr. Diehl’s investment experience relates to a variety of industries including healthcare, business services, industrial manufacturing and consumer finance. Prior to American Capital, Mr. Diehl was a Vice President in Investment Banking at Merrill Lynch, where he gained experience working with companies in the exploration and production, oilfield services, natural gas pipeline, natural gas gathering and processing, homebuilding and semiconductor sectors. Prior to joining Merrill Lynch, Mr. Diehl was a Vice President in the Global Oil and Gas Group at Chase Securities Inc., completing numerous transactions in the upstream and midstream oil and gas sectors. Mr. Diehl earned a Bachelor of Engineering degree, with majors in Environmental/Geotechnical Engineering and Economics, from Vanderbilt University and a Masters of Business Administration from the University of Texas at Austin. In his capacity as President and Chief Executive Officer, Mr. Diehl is an “interested person” under the 1940 Act. CSWC benefits from Mr. Diehl’s extensive experience as a senior investment professional as well as his knowledge of the BDC industry.

Non-Director Executive Officers

Michael S. Sarner, has served as our Chief Financial Officer, Chief Compliance Officer, Secretary and Treasurer since October 2015. Before that, he served as a Senior Vice President of CSWC since July 2015. Prior to joining CSWC, from 2000 to 2015, Mr. Sarner was the Senior Vice President, Treasury at American Capital, Ltd., a publicly traded private equity firm and global asset manager. Mr. Sarner was responsible for capital raising, debt capital markets, corporate restructurings, financial planning, corporate development of strategic initiatives, and system implementations of budget and treasury solutions. During the course of his career, he has raised over $6 billion in debt capital in term securitizations, secured revolving lines of credit, unsecured notes, and term loans to support middle market platforms. Mr. Sarner has also led both corporate and debt restructurings, serving as both the strategic lead internally and the external liaison to over 20 financial institutions involved in the negotiations. Prior to joining American Capital, Mr. Sarner served in various roles in the accounting and finance fields performing and managing due diligence, raising debt and equity capital, and performing audits in public accounting. Mr. Sarner holds a Bachelor of Business Administration in Accounting from James Madison University and a Masters of Business Administration in Finance from George Washington University. Mr. Sarner holds an inactive Certified Public Accountant License in the Commonwealth of Virginia.

CORPORATE GOVERNANCE

During our fiscal year ended March 31, 2018, the board held ten meetings. In fiscal 2018, each director attended at least 75% of the aggregate of (1) the total number of meetings of the board (held during the period for which he was a director) and (2) the total number of meetings held by all committees of the board on which he served (held during the periods that he served). We encourage our directors to attend each annual meeting of shareholders. All directors attended our 2018 annual stockholder meeting.

The board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The board understands that there is no single, generally accepted approach to providing board leadership and that, given the dynamic and competitive environment in which we operate, the right board leadership structure may vary as circumstances warrant. Accordingly, the board seeks to fulfill its responsibilities by continually seeking the appropriate board leadership and corporate governance for CSWC.

Currently, the offices of Chairman of the board and Chief Executive Officer are separated. We have no fixed policy with respect to the separation of the offices of the Chairman of the board and Chief Executive Officer. The board believes that the separation of the offices is in the best interests of the Company at this time and is an integral part of good corporate governance and the succession planning process.

No single leadership model is right for all companies at all times. Our board recognizes that depending on the circumstances, other leadership models might be appropriate. Accordingly, our board periodically reviews its leadership structure.

The board appoints the members of the Audit Committee, the Compensation Committee and the NCG Committee. Each of these committees has a written charter approved by the board. These committee charters are available on our website at www.capitalsouthwest.com/governance. The current members of the committees are identified in the following table:

Director	Audit	Compensation	Nominating/ Corporate Governance
Christine S. Battist	Chair	X	X
David R. Brooks	X	X	X
Jack D. Furst	X	X	X
T. Duane Morgan	X	X	Chair
William R. Thomas III	X	X	X
John H. Wilson	X	Chair	X

Executive Sessions

Our independent directors have regularly scheduled executive sessions in which they meet without the presence of management or management directors. These executive sessions occur after each regularly scheduled meeting of the board.

BOARD COMMITTEES

Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and the audits of the Company’s financial statements. The responsibilities of the Audit Committee include:

•	engaging the Company’s independent registered public accounting firm and conducting an annual review of the independence of such independent registered public accounting firm;

•	pre-approving and approving all audit and non-audit engagements with the Company’s independent registered public accounting firm;

•

reviewing the annual audited financial statements and quarterly financial information with management and the independent registered public accounting firm, including disclosures regarding internal controls;

•	reviewing with the independent registered public accounting firm the scope and the planning of the annual audit;

•	reviewing and discussing with management the results of the audit of the independent registered public accounting firm;

•	discussing risk assessment and corporate policies with respect to financial reporting and valuation of our investments and the Company’s financial risk exposure;

•	approving related party transactions exceeding $50,000 in aggregate value;

•	overseeing investigations into complaints concerning accounting, internal accounting controls and auditing matters;

•	reviewing the adequacy of the Audit Committee charter on an annual basis; and

•	preparing the Audit Committee report to be included in our annual proxy statement.

During fiscal 2018, the Audit Committee met eight times. The board has determined that each member of the Audit Committee is “independent” as independence for audit committee members is defined by the Nasdaq

Stock Market Rules and is not an “interested person” as defined by the 1940 Act. The board has also determined that each of the Audit Committee members is financially literate and the board determined that Ms. Battist, Mr. Brooks and Mr. Furst are each an “audit committee financial expert” as defined under Item 407 of Regulation S-K. In discharging its oversight role, the Audit Committee has authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of CSWC and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

Nominating/Corporate Governance Committee

The responsibilities of the NCG Committee include:

•	developing and recommending corporate governance principles and procedures applicable to the board and the Company’s employees;

•

establishing criteria for selection of potential directors, taking into consideration an established set of desired attributes, and periodically assessing the criteria to ensure they are consistent with best practices and the goals of the Company;

•

reviewing the qualifications, performance and independence of board members pursuant to criteria and procedures established by the NCG Committee and making recommendations whether each director should stand for re-election when his or her term expires;

•

reviewing annually with the board the composition of the board as a whole and recommending, if necessary, measures to be taken so that the board reflects the appropriate balance of knowledge, experience, skill, expertise and diversity desired for the board and so that the board meets Nasdaq Stock Market Rules and/or any other regulatory requirements;

•

identifying individuals qualified to become members of our board consistent with the criteria approved by the board in our Corporate Governance guidelines and recommending to the board a slate of director nominees for each annual meeting of our shareholders;

•	considering and evaluating shareholder nominees for election to the board;

•	recommending to the board the removal of a director where appropriate;

•	establishing criteria for membership on the board committees and making recommendations to the board for appointments to and removal from the committees;

•	reviewing and re-examining the NCG Committee Charter periodically and making recommendations to the board with respect to any proposed changes;

•	reviewing annually its own performance against the responsibilities outlined in its charter and as otherwise established by the board;

•

reviewing, at least once annually, the insider trading and related policies adopted by the board to ensure that they are appropriate for us and comply with the requirements of the Nasdaq Stock Market Rules and/or any other regulatory requirements, recommending to the board any desirable changes to the Code of Conduct and Ethics, considering any other corporate governance issues that arise from time to time and developing appropriate recommendations for the board related to any such issues;

•	overseeing and establishing appropriate procedures for the annual evaluation of the board and management; and

•

developing and recommending to the board a set of corporate governance guidelines applicable to the Company, reviewing them annually and, if appropriate, recommending changes to the corporate governance guidelines to the board.

Qualifications for Director Nominees. In considering director nominees, the NCG Committee considers a number of factors, including the following:

•	significant experience that is relevant and beneficial to the board and CSWC;

•	the ability and willingness to make sufficient time commitments to our affairs in order to perform their duties as directors, including regular attendance at board and committee meetings;

•	consistent demonstration of strong character and integrity;

•	the ability and willingness to represent the best interests of our shareholders; and

•

whether the nominee is “independent” as defined by the Nasdaq Stock Market Rules not an “interested person” as defined by the 1940 Act and/or any other regulatory requirements and the Company’s corporate governance guidelines.

During fiscal 2018, the NCG Committee met two times. The board has determined that each member of the NCG Committee is “independent” as independence is defined by the Nasdaq Stock Market Rules and is not an “interested persons” as defined by the 1940 Act.

Consideration of Director Nominees of Shareholders. The NCG Committee will consider nominees for directors whose names are submitted in writing by a holder of our common stock. Nominations must be addressed to Capital Southwest Corporation, 5400 LBJ Freeway, Suite 1300, Dallas, Texas 75240, Attention: Chairman of the NCG Committee, indicating the nominee’s qualification, and other relevant biographical information and providing confirmation of the nominee’s consent to serve as a director. In order to be considered for the next annual election of directors, any such written request must comply with the requirements in our bylaws.

The NCG Committee will evaluate director nominees recommended by a shareholder, current board member or other person according to the same criteria as a nominee identified by the NCG Committee. We have used the services of a third-party search firm to identify and assist in evaluating potential nominees and have paid fees in connection with these activities. The board interviewed several solicited candidates who were evaluated based on established criteria for persons to be nominated.

Compensation Committee

The Compensation Committee has the sole authority and responsibility for establishing, administering and reviewing the Company’s policies, programs and procedures for compensating our executive officers and members of the board. The functions and responsibilities of the Compensation Committee include:

•

reviewing, at least annually, the goals and objectives and the structure of CSWC’s plans for executive compensation, incentive compensation, equity-based compensation, and its general compensation plans and employee benefit plans (including retirement plans);

•	making recommendations to the board with respect to any new equity or other incentive compensation plans or any changes in the objectives and structure of existing plans;

•

reviewing and evaluating annually the performance of the Company’s executive officers, in light of the goals and objectives of CSWC’s executive compensation plans, and determining executive compensation;

•	overseeing, in consultation with the Chief Executive Officer, the annual evaluation of other executive officers and key employees;

•	recommending grants of equity-based compensation awards to any officer or other employee;

•	meeting with management to review and discuss the Compensation Discussion and Analysis included in our annual proxy statement;

•	reviewing and reassessing the adequacy of our Clawback Policy and Stock Ownership and Holding Policy; and

•	reviewing and reassessing annually the adequacy of the Compensation Committee Charter and recommending any changes to the board.

During fiscal 2018, the Compensation Committee met two times. The board has determined that each member of the Compensation Committee (a) meets the Nasdaq Stock Market Rules with respect to independence and is not an “interested person” as defined by the 1940 Act, and (b) is a “non-employee director” as that term is defined under Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee may retain independent counsel and other independent advisors to assist it in carrying out its responsibilities.

Compensation Committee Interlocks and Insider Participation

During fiscal 2018, no member of the Compensation Committee was an officer or employee of our Company or any of our subsidiaries. No member of the Compensation Committee has any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. In addition, no Compensation Committee interlocking relationship, as set forth under Item 407(e) of Regulation S-K, existed during the year ended March 31, 2018 between any member of the board, the Compensation Committee or our executive officers.

Board and Committee Evaluations

Our Corporate Governance Guidelines require the board and each committee of the board to conduct an annual self-evaluation to determine whether the board and each committee is functioning effectively. The review focuses on the performance of the entire board and each committee. In connection with each annual performance evaluation, the board or committee surveys and receives comments from each director or committee member regarding an assessment of the board’s or the committee’s performance. The board also reviews the NCG Committee’s recommendations concerning the performance and effectiveness of the board and each of its committees. The NCG Committee will also review the individual performance of a director as circumstances warrant. On April 25, 2018, our NCG Committee proposed and the board adopted a limit on the length of time that a director can serve as a committee chairperson. Pursuant to the resolution, no director may serve as a chairperson of a board committee for longer than six years. However, the resolution does not limit the length of time that such director can serve on a board committee in a non-chairperson capacity.

Our bylaws provide that the board may increase or decrease the number of directors by resolution of the board, provided that the tenure of office of any incumbent director will not be affected by any decrease in the number of directors. Our bylaws also provide that any vacancy may be filled either by a majority of the remaining directors or by our shareholders at an annual meeting or a special meeting called for that purpose. Any director elected to fill a vacancy will hold office until the next annual election of directors and until a successor is elected and qualified.

Guidelines on Governance and Codes of Ethics

The board has adopted Corporate Governance Guidelines to address significant corporate governance issues. These guidelines provide a framework for our corporate governance initiatives and cover a variety of topics, including the role of our board, board selection and composition, board committees, board operation and structure, board orientation and evaluation, board planning and oversight functions and stock ownership guidelines. The NCG Committee is responsible for overseeing and reviewing the guidelines and reporting and recommending to the board any changes to the guidelines.

The board has also adopted a Code of Conduct and pursuant to Rule 17j-1 of the 1940 Act, a Code of Ethics, which are designed to help officers, managers and employees resolve ethical issues in an increasingly complex business environment. It covers topics such as reporting unethical or illegal behavior, compliance with the law, share trading, conflicts of interest, fair dealing, protection of our assets, disclosure of proprietary information, internal controls, personal community activities, business records, communication with external audiences and obtaining assistance to help resolve ethical issues. Personnel subject to the code may invest in securities for their personal investment accounts including securities that may be purchased or held by us, so long as those investments are made in accordance with the code’s requirements. Certain transactions involving certain persons closely related to us, including our directors, officers and employees, may require approval of the SEC. However, the 1940 Act ordinarily does not restrict transactions between us and our portfolio companies.

Our Corporate Governance Guidelines, Code of Conduct and Code of Ethics are publicly available on the Investor Relations section of our website under “Corporate Governance” at www.capitalsouthwest.com/governance. You may read and copy the code of ethics or any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. In addition, the code of ethics is attached as an exhibit to this registration statement and is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain a copy of our code of ethics, after paying a duplicating fee, by electronic request at the following URL: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.

Risk Oversight

The board has an active role in overseeing management of CSWC’s risk. The board regularly reviews information regarding CSWC’s operational, financial, legal, regulatory, strategic and reputational risks which are usually conveyed to the board by the senior management of CSWC. Because overseeing risk is an ongoing process and inherent in CSWC’s strategic decisions, the board discusses risk throughout the year during its meetings in relation to specific proposed actions. The board delegates certain risk management oversight to the board committees. While the board oversees CSWC’s overall risk management, management is responsible for the day-to-day risk management process.

The primary areas of risk oversight for which the board and each board committee is responsible are summarized in the chart below.

Board/Committee	Primary Areas of Risk Oversight
Board	Risks and exposures associated with strategic, financial and executive matters, including the annual operating plan and strategic plan. The board also has oversight over legal and regulatory exposures, cybersecurity and information systems risk, material acquisitions and divestitures.

Audit Committee	Risks and exposures associated with accounting, auditing, reporting, financial practices (including the integrity of CSWC’s financial statements and related systems of internal controls), administration and financial controls, compliance with legal and regulatory requirements, including ethical business standards, the independent registered public accounting firm’s qualifications, independence and performance and the performance of the internal audit function. The Audit Committee also has the direct responsibility for the appointment, compensation, retention and oversight of our independent registered public accounting firm, including the performance of any non-audit services.

Board/Committee	Primary Areas of Risk Oversight
Compensation Committee	Risks and exposures associated with compensation, severance agreements, any succession plans and incentive and equity-based compensation plans for Company employees and non-employee members of the board, including with respect to compliance of compensation plans and arrangements with applicable regulations, enforceability of our Clawback Policy and compliance with our Stock Ownership and Holding Policy.

Nominating/Corporate Governance Committee	Risks and exposures related to governance of CSWC and to the composition and organization of the board including nominations and qualification criteria for membership, board size, and board education and evaluation.

Communication with the Board

Shareholders and interested parties who wish to communicate with any member of the board may do so by writing to: Capital Southwest Corporation, 5400 LBJ Freeway, Suite 1300, Dallas, Texas 75240, Attention: Board of Directors.

Mr. Furst currently reviews all correspondence addressed to the board, or any individual board member, for any inappropriate correspondence and correspondence more suitably directed to management. Mr. Furst will summarize all correspondence not forwarded to the board and make the correspondence available to the board for its review at the board’s request. Mr. Furst will forward shareholder communications to the board prior to the next regularly scheduled meeting of the board following the receipt of the communication as appropriate.

Board Composition

The NCG Committee seeks directors with established, strong professional reputations and experience in areas relevant to our investment strategy. Each of our directors holds or has held senior executive positions in large, complex organizations and has experience that meets this objective. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management and leadership development. Each of our directors also has experience serving on or advising boards of directors and board committees of other organizations and has an understanding of corporate governance practices and trends.

The NCG Committee also believes that each of our directors has other key attributes that are important to an effective board: integrity, candor, analytical skills, the willingness to engage management and each other in a constructive and collaborate fashion, and the ability and commitment to devote significant time and energy to serve on the board and its committees. The NCG Committee takes into account diversity considerations in determining the director nominees and planning for director succession and believes that, as a group, our directors bring a diverse range of perspectives to the board’s deliberations.

In addition to the above, the NCG Committee also considered the specific experience described in the biographical information that follows in determining to nominate the individuals set forth below for election as directors.

Director Qualifications

The NCG Committee reviews with the board on an annual basis the appropriate skills and characteristics required of board members in the context of the then-current composition of the board. This assessment includes, in addition to qualities of intellect, integrity and judgment, business experience and knowledge, reputation and character, issues of diversity, relevant industry and trade association knowledge and participation, accounting and financial expertise, public company experience, willingness and ability to devote the time and effort required to effectively serve on the board and relevant legal and regulatory qualifications. The NCG Committee makes this determination in the context of an assessment of the perceived needs of the board at that point in time.

The board recognizes that its members benefit from service on the boards of other companies. We encourage that service but also believe it is critical that directors have the ability to dedicate sufficient time to their service on our board.

COMPENSATION OF DIRECTORS

Directors who are not employed by the Company receive an annual retainer of $102,000 for service as a director. Directors are also reimbursed for actual travel expenses related to attending board meetings. The non-executive Chairman of the board and committee chairs also receive additional annual fees as follows:

Position	Annual Fee
Non-Executive Chairman of the Board	$30,000
Audit Committee Chair	15,000
Compensation Committee Chair	10,000
Nominating/Corporate Governance Committee Chair	8,000

The following table sets forth the total compensation paid to our non-employee directors for fiscal year 2018. During fiscal 2018, we did not grant any equity awards or pay or accrue any pension or retirement benefits for our non-employee directors.

Name	Fees Earned or Paid in Cash	Total
Joseph B. Armes(1)	$44,000	$44,000
Christine S. Battist(2)	—	—
David R. Brooks	127,000	127,000
John H. Wilson	112,000	112,000
T. Duane Morgan	110,000	110,000
Jack D. Furst	112,000	112,000
William R. Thomas III	102,000	102,000

(1)	Mr. Armes chose not to stand for reelection as a director and chairman of the board at the 2017 annual meeting of shareholders.
(2)

Ms. Battist was elected as a director at the 2018 annual meeting of our shareholders and was not a director during fiscal year 2018. As a result, Ms. Battist received no compensation during fiscal year 2018.

In October 2015, the NCG Committee adopted a stock ownership policy for members of the board. This policy requires each non-employee director to own shares of CSWC stock equal to 2.5 times the annual director retainer, or $255,000. Each director has five years to establish this required minimum ownership position.

For the beneficial ownership of our common stock by each of our directors and the dollar range value of such ownership, please see “Control Persons and Principal Stockholders”.

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis, or CD&A, provides information relating to the compensation earned by our Named Executive Officers, or NEOs, in fiscal 2017 who were:

•	Bowen S. Diehl, President and Chief Executive Officer, or CEO, and

•	Michael S. Sarner, Chief Financial Officer, or CFO, Secretary and Treasurer.

Compensation Philosophy and Overview

The Compensation Committee has the primary authority to establish our compensation philosophy and the actual compensation levels for the NEOs and to administer all executive compensation arrangements and policies. The compensation programs of the Company adopted by our Compensation Committee are designed with the goal of providing compensation that is fair, reasonable and competitive. These programs are intended to align the compensation paid to our NEOs with both our short-term and long-term objectives and the interests of shareholders, which we believe will contribute to the achievement of long-term sustainable investment returns. The key elements of our compensation philosophy include: (1) designing compensation programs that enable us to attract and retain the best talent in the industry in which we compete; (2) aligning executive compensation packages with the Company’s performance; and (3) using long-term equity awards to align employee and shareholder interests.

The structure of the NEOs’ compensation program is designed to encourage and reward the following factors, among other things:

•	sourcing and pursuing attractively priced investment opportunities in both UMM and LMM companies;

•	building a well performing investment portfolio that generates sustainable income and capital gains that sustain and grow the Company’s dividends and NAV per share;

•	maintenance of liquidity and capital flexibility to accomplish the Company’s business objectives, including the preservation of investor capital;

•	attainment of superior risk-adjusted returns on the Company’s investment portfolio; and

•	professional development and growth of individual executives, the management team and other employees.

The Compensation Committee has the primary authority to establish compensation for the NEOs and other key employees and administers all executive compensation arrangements and policies. Our CEO assists the Compensation Committee by providing recommendations regarding the compensation of our CFO and other key employees based on the compensation objectives set by the Compensation Committee as well as current business conditions. The Compensation Committee exercises its discretion by modifying or accepting the CEO’s recommendations. The Compensation Committee determines the CEO’s compensation without assistance or consultation from the CEO. The CEO routinely attends a portion of the Compensation Committee meetings. However, the Compensation Committee meets in executive session without the CEO or other members of executive management from time to time.

In reviewing and deliberating over our fiscal 2018 compensation program, the Compensation Committee considered, among other things:

•	the economic conditions in the United States and abroad;

•	our business plan and underlying assumptions;

•	the goal of maintaining alignment between our senior management and our shareholders through the use of short- and long-term incentive compensation;

•	the benefits of maintaining a consistent approach to compensation and the structure of our programs through business cycles;

•	the anticipated performance of the our compensation programs based on our business plan and current financial position; and

•	information and reports prepared by proxy advisors, including Glass, Lewis & Co. and Institutional Shareholder Services Inc.

To determine the competitiveness of executive compensation levels, the Compensation Committee also reviews the compensation and benefits practices of a group of other internally and externally managed BDCs, including corporate and, to the extent available, executive performance measures established to achieve total returns for shareholders. The Compensation Committee does not specifically benchmark the compensation of our NEOs against that paid by other BDCs, but takes such data into account as a factor for determining the compensation of our NEOs.

The Compensation Committee engaged Longnecker and Associates (referred to herein as Longnecker) in May 2017 to assist the Compensation Committee and provide advice on a variety of compensation matters relating to NEO and non-executive director compensation, incentive compensation plans and compensation trends, regulatory matters and compensation planning best practices for fiscal 2018. Longnecker does not provide any other services to us. The Compensation Committee has also concluded that Longnecker’s work raises no conflicts of interest that require disclosure under Item 407(e)(3)(iv) of Regulation S-K.

1940 Act Restrictions on Company Performance Based Compensation

As a BDC, the 1940 Act constrains our ability to maintain performance-based compensation. Consistent with Section 57(n) of the 1940 Act, a BDC, such as CSWC, may not maintain both an equity incentive plan and a “profit-sharing plan” for its NEOs and other employees. The Compensation Committee believes that equity incentives strongly align the interests of NEOs and employees with those of the Company’s shareholders. Accordingly, CSWC previously has adopted and maintained equity incentive plans for its NEOs. As a result, the 1940 Act prohibits CSWC from maintaining a “profit-sharing plan.”

The term “profit-sharing plan” is defined very broadly in the 1940 Act but in this context is generally viewed as referring to incentive and other compensation being directly tied to a company’s overall financial performance metrics, such as net income, realized gains or losses and unrealized appreciation or depreciation on investments. In this regard, the SEC has indicated that a compensation program possesses profit-sharing characteristics if a company is obligated to make payments under the program based strictly on the company’s financial performance metrics.

Due to these restrictions imposed by the 1940 Act, the Compensation Committee is not permitted to use nondiscretionary or formulaic Company performance goals or criteria to determine executive incentive compensation or grant equity compensation that is earned based on the achievement of Company financial performance goals. Instead, the Compensation Committee considers overall Company performance along with other factors, including individual performance criteria, and uses its discretion in determining the appropriate compensation for NEOs and other key employees. The Compensation Committee’s objective is to work within the 1940 Act regulatory framework to establish appropriate compensation levels, maintain pay-for-performance alignment and implement compensation best practices.

2017 Shareholder Advisory Vote on Executive Compensation

At our 2017 annual meeting of shareholders, our shareholders approved an advisory vote with 58% of the votes cast in favor of our compensation philosophy, policies and procedures and the 2017 fiscal year compensation of the NEOs. We believe the approval percentage of the Company’s compensation philosophy, policies and procedures for fiscal year 2017 was heavily influenced by the recommendations of proxy advisory services which were based in part on the Company’s non-usage of formulaic performance-based equity compensation. However, as explained above, the Company is restricted under the 1940 Act from granting performance-based equity compensation awards. The Compensation Committee considered the results of the shareholders’ vote as an opportunity to adjust the Company’s compensation philosophy, policies and procedures to better align such programs with the concerns and interests of our shareholders. In response to our shareholders’ vote, the Company implemented the following: (1) maximum payout percentages under its annual cash incentive program; (2) a Clawback Policy; and (3) a Stock Ownership and Holding Policy. See “Clawback

Policy,” “Stock Ownership and Holding Policy” and “Annual Cash Incentives” for more information. Additionally, at its 2018 annual meeting of shareholders, the Company is asking shareholders to approve the Amendment and Restatement to the 2010 Restricted Stock Award Plan, which includes a number of amendments to the 2010 Restricted Stock Award Plan to better align our long term equity compensation program with the concerns and interests of our shareholders.

Elements of Executive Compensation

For fiscal 2018, the components of CSWC’s compensation program for NEO’s included:

Compensation Element	Form of Compensation	Compensation Objective
Base Salary	Cash paid on a regular basis throughout the year	Provide a level of fixed income that is competitive to allow the Company to attract and retain executive talent

Annual Cash Incentive Opportunities	Cash awards paid on an annual basis following year-end audit completion	Reward NEOs who contribute to our financial performance and strategic success during the year and reward individual achievements

Long-term Equity Compensation Awards	Restricted stock awards are subject to a graded vesting over four or five years and are contingent on continued employment with the Company	Reward NEOs who contribute to our success through the creation of shareholder value and to provide meaningful retention incentives and reward individual achievements and to align interests with shareholders

Other Benefits	Defined contribution plan and other employee benefit plans that are available to our general employee population	Provide competitive employee benefits and encourage employees’ retirement planning. Our NEOs participate in our defined contribution plan and other employee benefit plans on the same basis as our general employee population

In fiscal 2018, our compensation program was comprised primarily of the following three elements: (1) base salary, (ii) annual cash bonus and (iii) long-term equity incentive compensation. The Compensation Committee does not allocate a fixed percentage of the NEO compensation packages to each of these elements. Instead, the Compensation Committee targets total compensation at levels comparable to other BDCs, private equity firms, mezzanine lenders, hedge funds, specialized commercial banks and other specialty finance companies. The long-term equity incentive compensation allows us to align a component of our compensation program over a longer-term to more closely align the interests of our NEOs with those of our shareholders. In designing our compensation program, the Compensation Committee seeks to achieve an appropriate balance among these elements to create a compensation program that incentivizes our NEOs to focus on financial and operating results in the near term and the creation of shareholder value over the long-term.

Base Salaries

Salaries were determined by the Compensation Committee, working with Longnecker, for each of the NEOs on an individual basis, taking into consideration individual contributions to overall company and individual performance, length of tenure, compensation levels for comparable positions within other internally and externally managed BDCs and internal pay equity among similar positions within CSWC. The Compensation Committee placed more emphasis on those compensation elements which are linked to long-term results.

In fiscal 2018, after consideration of the factors set forth above, the Compensation Committee determined the annual base salary of Mr. Diehl would remain $442,000, consistent with fiscal 2017 and 2016. The Compensation Committee determined the annual base salary of Mr. Sarner would remain $373,000, consistent with fiscal 2017 and 2016. The Compensation Committee believes that the base salaries of our NEOs are appropriate for each NEO as a component of his overall compensation package.

Annual Cash Incentive Opportunities

Annual cash incentive opportunities are intended to reward individual performance as well as operating results during the year and therefore can be highly variable from year to year. The Compensation Committee, working with Longnecker, established the target annual cash incentive opportunities for the NEOs at the start of the year, taking into account the potential contribution by that executive to overall company performance and each executive’s industry experience, relative to the market. For fiscal 2018, the Compensation Committee set the annual cash incentive opportunity at 150% of annual base salary for Mr. Diehl and 125% of annual base salary for Mr. Sarner, consistent with fiscal 2017 and fiscal 2016.

At the start of each fiscal year, the Compensation Committee also establishes non-formulaic Company performance measures. The Compensation Committee strives to ensure that these non-formulaic performance measures utilized each year to evaluate NEO performance effectively align the performance of each individual NEO with the performance of the Company and the interests of shareholders. The fiscal 2018 non-formulaic Company performance measures used for determining the annual cash incentive for NEOs included, among other things, the following:

•	Dividend growth;

•	Preservation of NAV;

•	Capital raised;

•	Portfolio growth;

•	Portfolio non-accruals;

•	Successful portfolio exits; and

•	Operating leverage.

The Compensation Committee evaluated the overall outcome of these performance measures on a holistic basis in determining the annual cash incentive payout. In determining the cash incentive awards for fiscal 2018, the Compensation Committee considered the following: (1) declared $0.99 per share in total cash dividends compared to $0.79 per share in the prior year; (2) NAV of $19.08 per share compared to $17.80 per share in the prior year; (3) capital raised of $137.5 million, including the Company’s first public debt capital (listed on Nasdaq under the ticker “CSWCL”) compared to $100 million raised in the prior year; (4) $393 million investments at fair value with no investments on non-accrual, compared to $287 million investments at fair value with no investments on non-accrual at the end of the prior year; (5) $61 million in proceeds received from 11 portfolio company exits, generating a weighted average IRR of 12.2%; and (6) run-rate operating leverage, defined as Q4 annualized operating expenses divided by Q4 average total assets, decreased to 3.4% compared to 4.5% in the prior year.

The Compensation Committee concluded that the performance of the Company and each individual NEO was at a consistently high level in fiscal 2018, resulting in excellent financial results. Based on the board’s evaluation of fiscal 2018, and upon completion of the annual audit, Mr. Diehl was awarded an annual cash incentive of $729,300 (representing 165% of his base salary) and Mr. Sarner was awarded an annual cash incentive of $512,875 (representing 138% of his base salary). The Compensation Committee believes the annual cash incentives earned by the NEOs are appropriate in relation to CSWC’s financial performance for fiscal 2018.

Long-Term Equity Compensation

The board and its shareholders previously approved the 2009 Stock Incentive Plan and 2010 Restricted Stock Award Plan. The Compensation Committee ceased granting additional stock options prior to the spin-off (the “Spin-Off”) of our CSWI businesses and will not grant additional options under the 2009 Stock Incentive Plan. The 2010 Restricted Stock Award Plan allows CSWC to provide long-term stock-based compensation opportunities to certain key employees, including our NEOs. CSWC utilizes long-term stock-based awards as a component of NEO compensation in order to: (1) align compensation with the creation of shareholder value; (2) create opportunities for increased stock ownership by executives; and (3) attain competitive levels of total compensation over the long term.

2010 Restricted Stock Award Plan

In 2010, the Company received exemptive relief from the SEC that permits CSWC to grant restricted stock in exchange for or in recognition of services by its executive officers and certain key employees. Pursuant to the 2010 Restricted Stock Award Plan, the Compensation Committee may award shares of restricted stock to plan participants in such amounts and on such terms as the Compensation Committee determines in its sole discretion, provided that such awards were consistent with the conditions in the SEC’s exemptive order. Each restricted stock grant is for a fixed number of shares as set forth in an award agreement between the grantee and CSWC. Award agreements describe the applicable time vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights. Except for restricted stock granted in connection with the Spin-Off as described below, the grants of restricted stock vest ratably over four or five years. On August 22, 2017, we received an exemptive order that allows us to withhold shares to satisfy tax withholding obligations related to the vesting of restricted stock granted pursuant to the 2010 Restricted Stock Award Plan. At our 2018 annual meeting of shareholders, we are asking our shareholders to approve the Amendment and Restatement of the 2010 Restricted Stock Award Plan to, among other things, increase the number of Shares available for issuance of restricted stock awards thereunder.

If a participant’s employment is terminated for any reason, including retirement, other than death or disability, the participant’s unvested restricted stock awards shall be forfeited. If a participant’s employment is terminated due to death or disability or (for awards granted prior to approval of the Amendment and Restatement) if a change in control (as defined in the 2010 Restricted Stock Award Plan) occurs, the participant’s unvested restricted stock awards will vest immediately. Participants who have received restricted stock awards will receive dividends at the same time as our shareholders do and will have voting rights with respect to such shares. At our 2018 annual meeting of shareholders, we are asking our shareholders to approve the Amendment and Restatement of the 2010 Restricted Stock Award Plan to, among other things, provide for Double-Trigger Vesting upon a change in control (as defined in the 2010 Restricted Stock Award Plan).

On an annual basis, the Compensation Committee considers employee performance and future potential when determining the amount of restricted stock awards to recommend for each executive officer. In addition, the Compensation Committee considers each NEO’s total cash compensation in relation to the proposed stock award and the effect of dilution of NAV per share and earnings per share prior to awarding the stock grants. On October 25, 2017, the board, through the Compensation Committee, approved restricted stock awards for our NEOs. Mr. Diehl was awarded 46,800 shares of restricted stock. The aggregate grant date fair value of the award was $786,240. The determination to grant this award is based on Mr. Diehl’s leadership in the strategic direction of the Company, the asset allocation strategy and the investment committee, which enabled us to achieve our operational and financial objectives. Mr. Diehl’s performance during this time period was vital to our Company’s success. Mr. Sarner was awarded 39,000 shares of restricted stock. The aggregate grant date fair value of the award was $655,200. The determination to grant this award is based on Mr. Sarner’s role in managing all financial aspects of our Company, and his leadership in matters relating to our capital structure, investment committee and investor relations. Mr. Sarner’s restricted stock awards also reflect his continued service as our CFO and Secretary, Treasurer.

In August 2014, the Compensation Committee granted restricted stock awards to Mr. Diehl and other executives, as part of the Spin-Off Compensation Plan (as discussed below) to incentivize Mr. Diehl and the other executives to complete a transformative transaction such as the Spin-Off. The restricted stock awards vested and became payable after the completion of a transformative transaction, with one-third vesting on December 29, 2015, one-third on December 29, 2016 and one-third vesting on December 29, 2017.

Historical Elements of Executive Compensation

Prior to the Spin-Off, we granted long-term cash incentive awards and stock options to our NEOs, as described below.

Long-Term Cash Incentive Awards

The Compensation Committee has historically used our long-term cash incentive awards (the “Individual Incentive Awards”) as a way to motivate its executives to increase the value of the Company as reflected by our NAV, without the dilution that accompanies the use of stock options or restricted stock awards. Individual Incentive Awards generally vest on the fifth anniversary of the award date, providing a meaningful retention device. The Compensation Committee generally sets the baseline for measuring increases in NAV at CSWC’s most recent quarterly NAV per share at the time of issuance, requiring sustained asset value appreciation for the awards to provide a meaningful return. In connection with the Spin-Off, all Individual Incentive Awards were amended to provide that the payments due thereunder would be based on our NAV as of June 30, 2015. As of March 31, 2018, there are 24,000 Individual Incentive Awards outstanding, valued at $62,671, for Mr. Diehl. We retained all liabilities related to Individual Incentive Awards granted to NEOs following the Spin-Off, including with respect to those executive officers whose employment transferred to CSWI. Upon exercise of an Individual Incentive Award, CSWC pays the recipient a cash payment in an amount equal to (1) the NAV per share as of June 30, 2015 minus the baseline NAV per share, multiplied by (2) the number of units subject to such Individual Incentive Award. The Compensation Committee did not grant any Individual Incentive Awards during fiscal 2018.

The Compensation Committee does not intend to grant additional Individual Incentive Awards in the future.

Spin-Off Compensation Plan

On August 28, 2014, the board adopted the Spin-Off Compensation Plan, which entitled Mr. Diehl and other former executives to certain nonqualified options, restricted stock and cash awards upon the consummation of the Spin-Off. The Spin-Off Compensation Plan was intended to align the compensation of the Company’s key officers with the Company’s strategic objective of increasing the market value of the Company’s shares through a transformative transaction for the benefit of the Company’s shareholders. Under the Spin-Off Compensation Plan, Mr. Diehl and the other executives were collectively eligible to receive a total amount equal to six percent of the aggregate increase in the Company’s market value from August 28, 2014 (using a base price of $36.16 per share) to the date of the transformative transaction (the “Determination Date”) and such payment amount (the “Total Payment Amount”). The first plan component consisted of an aggregate 259,000 nonqualified options at an exercise price of $36.60 per share, of which Mr. Diehl was granted 86,334. The second plan component consisted of an aggregate 127,000 shares of restricted stock which have voting rights but do not have cash dividend rights, of which Mr. Diehl was granted 42,000 shares. The final plan component consisted of cash incentive payments awarded to each participant in an amount equal to the excess of each awardee’s allocable portion of the Total Payment Amount over the aggregate value as of the Determination Date of the awardee’s restricted stock and nonqualified option awards under the Spin-Off Compensation Plan. The amount of the final plan component received by Mr. Diehl was approximately $2.1 million.

On September 8, 2015, the board designated the Spin-Off as a transformative transaction for purposes of the executive compensation plan and amended the award agreements granted under the plan to provide for accelerated vesting of the awards held by a participant in the event of a termination of that participant’s service effected by the participant for good reason, by the employer without cause, or as a result of the disability or death of the participant. On September 30, 2015, we completed the Spin-Off through a tax-free pro-rata share distribution of CSWI’s common stock to CSWC shareholders of record on September 18, 2015. All awards granted under the Spin-Off Compensation Plan are fully vested.

The total value accretion was six percent of the aggregate appreciation in CSWC’s share price from $36.16 to the combined volume-weighted average prices of both our and CSWI’s stock as of December 29, 2015. The cash component of the Spin-Off Compensation Plan was the difference between the total value accretion and the aggregate value of the awardee’s restricted common stock and non-qualified option awards under the plan. The first cash payment was made in January 2016, the second cash payment was made in January 2017, and the final payment was made in January 2018.

Other Benefits

Effective October 1, 2015, we established a qualified defined contribution plan intended to meet the requirements of Section 401(k) of the Code (the “401(k) Plan”). The 401(k) Plan permits all full-time employees to defer a portion of their total annual compensation up to the maximum amount allowed under the Code. We make contributions to the 401(k) Plan on behalf of employees up to 4.5% of the employee’s eligible compensation, all of which is fully vested immediately. Mr. Diehl and Mr. Sarner were eligible to participate in the 401(k) Plan in fiscal 2018 on the same basis as all other employees of the Company.

Additionally, the Company’s NEOs participate in the same benefit plans and programs as the Company’s other employees, including comprehensive medical and dental insurance and vision care.

The Company provides no other material benefits, perquisites or retirement benefits to the NEOs.

Potential Payments upon Change in Control or Termination of Employment

CSWC offers change-in-control benefits under its long-term incentive plans to motivate executives to focus on transactions that are likely in the best interests of CSWC’s shareholders, even though such transactions may result in a loss of employment for the executives. CSWC believes its programs are consistent with market practices and therefore also serve to attract and retain its executives. Restricted Stock awards granted under the 2010 Restricted Stock Award Plan become fully vested upon a change in control (as defined in the 2010 Restricted Stock Award Plan). However, if the Amendment and Restatement of the 2010 Restricted Stock Award Plan is approved by our shareholders, restricted stock awards granted under the 2010 Restricted Stock Award Plan, after approval of the Amendment and Restatement by our shareholders, that are outstanding at the time of a change of control will only vest upon such change in control if either (1) within two years following the change in control, the participant’s service is involuntarily terminated for reasons other than for cause or the participant terminates his or her employment or service for good reason or (2) such awards are not assumed or converted into replacement awards in a manner described in the 2010 Restricted Stock Award Plan.

Clawback Policy

On April 25, 2018, our Board adopted a Clawback Policy effective for all incentive-based compensation (including cash and equity incentives) granted on or after April 25, 2018 in advance of the effective date of final rules or regulations expected to be adopted by the SEC and the effective date of listing requirements expected to be adopted by the Nasdaq Global Select Market that would implement the incentive-based compensation recovery requirements set forth in Section 10D of the Exchange Act. We believe our Clawback Policy supports our compensation structure and further aligns the interests of our executive officers to the interests and concerns of our shareholders. Our Clawback Policy applies to our executive officers, which currently consists only of our NEOs.

If the Company is required to prepare an accounting restatement due to the Company’s material non-compliance with any financial reporting requirement under the U.S. federal securities laws and the Compensation Committee reasonably, and in good faith, determines that any current or former executive officer of the Company who was granted and received incentive-based compensation on or after April 25, 2018 has willfully committed misconduct that contributed to the noncompliance that resulted in the Company’s obligation to prepare the accounting restatement, then the Compensation Committee will direct the Company to, subject to the terms of the Clawback Policy, use prompt and reasonable efforts to recover from each such executive officer the excess incentive-based compensation, as determined by the Compensation Committee, such executive officer received over what would have been received based on the accounting restatement. For this purpose, “misconduct” means an act of fraud or dishonesty in the performance of an executive officer’s duties. A restatement of the Company’s financial statements due to a change in accounting policies or principles shall not require a clawback of excess incentive-based compensation. Additionally, if the Compensation Committee reasonably, and in good faith, determines that an executive officer who was granted and received incentive-based compensation on or after April 25, 2018 has engaged in detrimental activity, then the Compensation Committee will direct the Company to, subject to the terms of the Clawback Policy, use prompt and reasonable efforts to recover from such executive officer any incentive-based compensation that the Compensation Committee reasonably and in good faith deems appropriate. For this purpose, “detrimental activity” includes the following: (1) use for profit or disclosure to unauthorized persons of confidential information or trade secrets of the Company; or (2) engagement in any misconduct that results in significant financial or reputational harm to the Company or any of its subsidiaries.

Stock Ownership and Holding Policy

On April 25, 2018, our Board adopted a Stock Ownership and Holding Policy that is applicable to all of our executive officers. The Stock Ownership and Holding Policy requires our CEO to own common stock equal to four times his annual base salary, our CFO to own commons stock equal to three times his annual base salary and all other executive officers to own common stock equal to three times their base salary. Our executive officers are also required to hold 100% of all net shares (i.e. shares remaining after payment of taxes) of our common stock acquired pursuant to the exercise of stock options or vesting of restricted stock until the earlier of twelve months following vesting (or exercise for stock options) or their termination of employment. Our executive officers’ compliance with the Stock Ownership and Holding policy will be measured as of March 31st of each year. Our Compensation Committee has discretion under the Stock Ownership and Holding Policy to grant a waiver of these requirements upon request based on the personal circumstances of our executive officers. Currently, both of our NEOs are in compliance with the Stock Ownership and Holding Policy.

Compensatory Risk Assessment

CSWC works to integrate sound risk management into its compensation programs. CSWC implements a multi-faceted strategy to mitigate risk in compensation. CSWC believes our focus on long-term stable compensation programs and our ability to retain long-term employees work to limit incentives to take unnecessary or imprudent risk-taking actions. CSWC also provides stable fixed cash compensation to each of our executive officers to limit the financial exposure that our NEOs face as holders of significant equity in our enterprise.

In April 2018, the Compensation Committee undertook a review of its compensation programs and determined that the programs are not reasonably likely to have a material adverse effect on CSWC. The Compensation Committee analyzed the competitiveness of the components of compensation described above on both an individual and aggregate basis. The Compensation Committee believes that the total compensation paid to the NEOs in fiscal 2018 was consistent with the overall objectives of the Company’s executive compensation program.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table includes information concerning compensation received by our named executive officers for fiscal years 2018, 2017 and 2016:

Name and Principal Position	Fiscal Year	Salary		Bonus		Stock Awards(1)	Non-Equity Incentive Plan Compensation		Change in Pension Value and Nonqualified Deferred Compensation Earnings(2)	All Other Compensation(3)	Total
Bowen S. Diehl(4)	2018	$442,000		$729,300		$786,240	$689,686	(8)	$—	$104,826	$2,752,052
President and Chief	2017	$442,000		$751,938	(9)	$624,450	$689,686	(8)	$—	$34,268	$2,542,342
Executive Officer	2016	$429,000		$669,900	(9)	$698,890	$689,686	(8)	$16,530	$114,295	$2,618,301
Michael S. Sarner(5)	2018	$373,000		$512,875		$655,200	$—		$—	$77,288	$1,618,363
Chief Financial Officer, Chief Compliance Officer,	2017	$373,000		$528,795	(9)	$499,560	$—		$—	$27,309	$1,428,664
Secretary and Treasurer	2016	$261,349	(6)	$557,649	(7)(9)	$356,880	$—		$—	$4,106	$1,179,984

(1)

These amounts represent the grant date fair value of restricted stock awards determined in accordance with ASC 718 based on the closing price of our common stock on the date of grant. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The amounts do not correspond to the actual value that will be recognized by our named executive officers upon vesting of these grants. See Note 9 of the consolidated financial statements for the fiscal year ended March 31, 2018 regarding assumptions underlying valuation of equity awards.

(2)

Amounts shown reflect the aggregate change during the year in actuarial present value of accumulated benefit under the Retirement Plan and the Restoration Plan, as applicable. The Retirement Plan was transferred to CSWI effective as of September 30, 2015, and CSWI assumed liability for all future funding obligations under the Retirement Plan. Therefore, amounts shown in this column for 2016 with respect to the Retirement Plan reflect the aggregate change during the partial year beginning April 1, 2015 and ending September 30, 2015. See Note 12 of the consolidated financial for the fiscal year ended March 31, 2018 regarding assumptions used in determining these amounts.

(3)	See “All Other Compensation” table below for information regarding amounts included in this column.
(4)	Effective October 1, 2015 with the completion of the Spin-Off, Mr. Diehl was appointed President and Chief Executive Officer of Capital Southwest Corporation.
(5)

Effective July 14, 2015, Mr. Sarner joined Capital Southwest Corporation as Senior Vice President. Effective October 1, 2015 with the completion of the Spin-Off, Mr. Sarner was appointed Chief Financial Officer, Chief Compliance Officer, Secretary and Treasurer.

(6)	Mr. Sarner’s compensation reflects partial year salary from July 14, 2015 to March 31, 2016 for fiscal 2016.
(7)	“Bonus” for Mr. Sarner includes a $75,000 signing bonus awarded during the fiscal year ended March 31, 2016.
(8)

“Non-Equity Incentive Plan Compensation” for Mr. Diehl includes $689,686 in fiscal 2018, 2017 and 2016 for cash incentive awards under the Spin-Off Compensation Plan. The final payment of the plan was made in December 2017.

(9)	These numbers were previously reported in the column titled “Non-Equity Incentive Plan Compensation” for fiscal years 2017 and 2016, respectively.

All Other Compensation

Name and Principal Position	Fiscal Year	Accrued Non - Vested Benefits Upon Termination of ESOP(1)	401K Plan/ESOP Contributions	Dividends(2)	Total
Bowen S. Diehl	2018	$—	$12,150	$92,676	$104,826
President and Chief Executive Officer	2017	$—	$9,894	$24,374	$34,268
	2016	$105,851	$8,044	$400	$114,295

Michael S. Sarner	2018	$—	$12,150	$65,138	$77,288
Chief Financial Officer, Chief Compliance Officer, Secretary and Treasurer	2017	$—	$13,344	$13,965	$27,309
	2016	$—	$4,106	$—	$4,106

(1)

Prior to the Spin-Off, our subsidiaries maintained two Employee Stock Ownership Plans, or ESOPs, and the Company made discretionary contributions to the ESOPs within limits established by the Code. In connection with the Spin-Off, the ESOPs related to CSWI employees were transferred to CSWI effective September 30, 2015. The account balances in the ESOPs of participants who remained our employees following the Spin-Off, including Mr. Diehl, were either transferred to the 401(k) Plan in the case of accrued vested benefits or paid in cash in the case of accrued unvested benefits. This column represents cash paid in connection with the transfer of the ESOPs. Effective 2015, the ESOPs transferred to CSWI in connection with the Spin-Off.
(2)	These amounts reflect dividends received on unvested restricted shares held by the NEO, which were not included in the grant date fair value of the awards previously reported.

Grants of Plan-Based Awards

The following table sets forth certain information with respect to each grant of a plan-based award to our named executive officers in fiscal 2018.

Name	Grant Date	Stock Awards: Number of Shares of Stock(1)	Grant Date Fair Value of Stock Awards(2)
Bowen S. Diehl	11/15/2017	46,800	$786,240
Michael S. Sarner	11/15/2017	39,000	$655,200

(1)

These restricted stock awards under the 2010 Restricted Stock Award Plan vest one-fourth each year beginning on the first anniversary of the grant date, subject to continued employment. Restricted stock awards entitle the holder to dividends and voting rights beginning on the grant date.

(2)	The amounts represent the grant date fair value of restricted stock awards determined in accordance with ASC 718 based on the closing price of our common stock on the date of grant.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information with respect to the outstanding equity awards held by our named executive officers as of March 31, 2018.

Name	Number of securities underlying unexercised Options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price(1)	Option expiration date	Number of shares of stock that have not vested(2)	Market value of shares of stock that have not vested(3)
Bowen S. Diehl	11,952	5,975	$11.00	3/17/2024	103,644	$1,764,017
	52,661	—	$11.53	8/28/2024
Michael S. Sarner	—	—	—	—	76,875	$1,308,413

(1)	Represents the closing price on the date of grant.
(2)

With respect to Mr. Diehl, 1,000 shares of restricted stock will vest on March 17, 2019, 11,750 shares of restricted stock will vest on each of November 10, 2018 and 2019, 10,781 shares of restricted stock will vest on each of November 15, 2018, 2019 and 2020, and 11,700 shares of restricted stock will vest on each of November 15, 2018, 2019, 2020 and 2021. With respect to Mr. Sarner, 6,000 shares of restricted stock will vest on each of November 10, 2018 and 2019, 8,625 shares of restricted stock will vest on each of November 15, 2018, 2019 and 2020, and 9,750 shares of restricted stock will vest on each November 15, 2018, 2019, 2020 and 2021.

(3)

The value of the non-vested restricted stock was computed by multiplying the number of non-vested shares of restricted stock by $17.02, the closing stock price on March 29, 2018, the last trading day of fiscal 2018.

Option Exercises and Equity Awards Vested in Fiscal Year

The following table provides information regarding the vesting of restricted stock and the exercise of options held by each of our named executive officers for fiscal 2018.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting(2)
Bowen S. Diehl	—	$—	37,531	$632,325
Michael S. Sarner	—	$—	14,625	$248,134

(1)	Includes vesting of the final one-third of restricted shares granted under the Spin-Off Compensation Plan.
(2)	The value realized equals the number of shares multiplied by the closing price on the day prior to the vesting date (not taking into account any net exercise for the payment of taxes).

Potential Payments Upon Termination or Change in Control

The agreements governing our restricted stock awards and our long-term cash incentive awards to employees, including NEOs, provide upon certain transactions involving a change in control or upon a participant’s death or disability (each as defined in the award agreement or plan documents), that unvested shares of restricted stock will fully vest and the long term cash incentive awards would be paid. The acceleration of unvested restricted stock would apply to both Mr. Sarner and Mr. Diehl, however the payment of the long-term cash incentive award would only apply to Mr. Diehl. All stock options currently unexercisable issued under the 2009 Stock Incentive Plan would become exercisable upon termination without cause, upon a change in control or upon a participant’s death or disability. This payment would only apply to Mr. Diehl. We are currently asking our shareholders to approve the Amendment and Restatement of the 2010 Restricted Stock Award Plan to, among other things, provide for Double-Trigger Vesting upon a change in control (as defined in the 2010 Restricted Stock Award Plan). See “Proposal Two – Approval of the Amendment and Restatement of the 2010 Restricted Stock Award Plan” for more information

The following table quantifies potential compensation that would have become payable to each of our NEOs if their employment had terminated on March 31, 2018, given the closing price of our common stock on that date. In addition, the table quantifies the compensation that would have become payable to each of our NEOs assuming that a change in control of Capital Southwest had occurred on March 31, 2018, and determining any amounts that would be payable under all compensation agreements in effect as of that date.

	Cash Payments	Acceleration of Equity Awards(1)	Total
Bowen S. Diehl
Termination for Cause	$—	$—	$—
Termination without Cause	—	—	—
Change in Control(2)	62,671	1,829,742	1,892,413
Death or Disability	62,671	1,829,742	1,892,413

Michael S. Sarner
Termination for Cause	—	—	—
Termination without Cause	—	—	—
Change in Control(2)	—	1,308,413	1,308,413
Death or Disability	—	1,308,413	1,308,413

(1)	Amounts reflected in this table do not include the value of any CSWI equity awards that will accelerate upon a change in control of CSWC.
(2)	Change of control payment does not assume or require termination of the employee.

Pay Ratio Disclosure

We are providing the following information about the relationship of the median of the annual total compensation of all of our employees (other than Mr. Diehl, our President and CEO) and the annual total compensation of Mr. Diehl. As of March 31, 2018, we determined that the median of the annual total compensation of all of our employees, other than our CEO, was $244,696 and the annual total compensation of our CEO, as reported in the Summary Compensation Table in this Proxy Statement, was $2,752,052. Based on this information, the ratio of the annual total compensation of our CEO to the median of the annual compensation of all employees in fiscal 2018 was 11 to 1.

The pay ratio provided is a reasonable estimate as of March 31, 2018 calculated in a manner consistent with Item 402(u) of Regulation S-K. The data used to calculate the pay ratio are specific to our Company and our employee population. As a result, our pay ratio may not be comparable to the pay ratios of other companies. We had 18 employees (excluding Mr. Diehl) as of March 31, 2018 all located in our Dallas, Texas office. To identify the median employee from our employee population, we compared the salary, bonus, stock awards, option awards, non-equity incentive plan compensation, change in pension value, nonqualified deferred compensation earnings, accrued non-vested benefits upon transfer of the prior ESOP, 401(k) Plan/ESOP contributions and dividends. Upon identifying our median employee, we combined all of the elements of such employee’s compensation for fiscal 2018 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual compensation for the median employee of $244,696. The Company annualized the salary and bonus component of total compensation for employees that were employed by the Company for less than the full fiscal year. We used the annual total compensation of our CEO as reported in the “Total” column of our Summary Compensation Table above.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to CSWC. As a BDC, the 1940 Act restricts us from participating in transactions with any persons affiliated with CSWC, including our officers, directors and employees and any person controlling or under common control with us, subject to limited exceptions.

In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with CSWC, our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, CSWC, companies controlled by us and our employees and directors. The Audit Committee is responsible for approving related party transactions exceeding $50,000 in aggregate value.

In addition, our Code of Conduct and Code of Ethics, which are applicable to all of our employees, officers and directors, require that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Our Code of Conduct and Code of Ethics are available at http://www.capitalsouthwest.com/governance.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of September 5, 2018 by (1) each NEO in the Summary Compensation Table; (2) each director that served at any time during fiscal 2018; (3) all current directors and executive and non-executive officers as a group; and (4) each person who is the beneficial owner (as that term is defined in the rules and regulations of the SEC) of 5% or more of our outstanding common stock. The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has a right to acquire as of September 5, 2018 through the exercise of any stock option or other right. Unless otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the shares indicated to be beneficially owned. Percentage of ownership is based on 16,343,194 shares of common stock outstanding as of September 5, 2018. Number of shares held by beneficial owners of 5% or more of our outstanding common stock are as of the date of the applicable SEC filing made by those owners (unless otherwise noted).

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Directors & Executive Officers
Christine S. Battist(1)	794	*
David R. Brooks(1)	22,000	*
Bowen S. Diehl(1),(2)	303,809	1.9%
Jack D. Furst(1)	17,100	*
T. Duane Morgan(1),(3)	19,815	*
Michael S. Sarner(1),(4)	104,286	*
William R. Thomas III(1),(5)	592,156	3.6%
John H. Wilson(1)	20,000	*

All directors and executive officers as a group (7 persons)	1,079,960	6.6%

5% Owners
Punch & Associates Investment Management, Inc.(6)	1,875,105	11.5%
Entities affiliated with Moab Capital Partners, LLC(7)	1,572,259	9.6%
Zuckerman Investment Group(8)	1,380,941	8.5%
Ariel Investments, LLC(10)	1,008,803	6.2%
River Road Asset Management, LLC(9)	867,460	5.3%

*	Less than 1%
(1)

Unless otherwise indicated, the address of each of the persons whose name appears in the table above is: c/o Capital Southwest Corporation, 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240. None of the shares of Capital Southwest’s common stock owned by our directors, director nominees or executive officers are pledged as security.

(2)

Mr. Diehl beneficially owns (i) 169,257 shares of common stock held directly by Mr. Diehl, including 103,644 unvested restricted shares and (ii) 134,552 shares of common stock held by PHC Investments, LLC. Mr. Diehl has shared voting and dispositive power with respect to shares held by PHC Investments, LLC, which is fifty percent owned by Mr. Diehl and fifty percent owned by his spouse.

(3)	Mr. Morgan holds 4,395 shares of Capital Southwest’s common stock directly and 15,420 shares indirectly through the Morgan Family Trust.
(4)	Mr. Sarner has voting power with respect to 104,286 shares of common stock, including 76,875 unvested restricted shares.
(5)

Mr. Thomas holds 8,217 shares of Capital Southwest’s common stock directly. Mr. Thomas is President and sole manager of Thomas Heritage Company, L.L.C., the sole general partner (the “General Partner”) of Thomas Heritage Partners, Ltd. (the “Partnership”). In such capacity, Mr. Thomas has sole voting and dispositive power with respect to 571,939 shares owned by the Partnership. Mr. Thomas beneficially owns 12,000 held by his minor children.

(6)

Based on a Schedule 13G/A filed with the SEC on February 14, 2018, Punch & Associates beneficially owns and has sole voting and dispositive power with respect to 1,875,105 shares of Capital Southwest’s common stock. The address for Punch & Associates is 3601 W. 76th Street, Suite 225, Edina, Minnesota 55435.

(7)

Based on the Schedule 13G filed with the SEC on February 14, 2018, jointly by Moab Capital Partners, LLC (“Moab LLC”), Moab Partners, L.P. (“Moab LP”), Michael M. Rothenberg (“Mr. Rothenberg”), Moab Private Investments, L.P. (“MPI”), and Moab PI GP, LLC (“MPI GP”). MPI and MPI GP may be deemed to beneficially own and have sole voting and dispositive power with respect to 92,022 shares of CSWC’s common stock. Moab LLC in its capacity as investment adviser to Moab LP, may be deemed to be the beneficial owner of the 1,480,237 shares of CSWC’s common stock owned by Moab LP, and in its capacity as investment adviser has the power to dispose of, direct the disposition of, and vote such shares. Mr. Rothenberg is an owner and a managing member of Moab LLC and MPI GP. As a control person of Moab LLC, MPI and MPI GP, Mr. Rothenberg may be deemed to beneficially own and has sole voting and dispositive power with respect to 1,572,259 shares of CSWC’s common stock. The address for the entities affiliated with Moab Capital Partners LLC is 152 West 57th Street, New York, New York 10065.

(8)

Based on a Schedule 13G/A filed with the SEC on February 14, 2018, Zuckerman Investment Group, LLC, Zig Holding, LLC Sherwin A. Zuckerman and Daniel R. Zuckerman beneficially own and have shared voting and dispositive power with respect to 1,380,941 shares of Capital Southwest’s common stock. The address for Zuckerman is 155 N. Wacker Drive, Suite 1700, Chicago, Illinois 60606.

(9)

Based on a Schedule 13G/A filed with the SEC on February 13, 2018, River Road Asset Management, LLC beneficially owns and has sole dispositive power with respect to 867,460 shares of Capital Southwest’s common stock and has sole voting power with respect to 815,958 shares of Capital Southwest’s common stock. The address for River Road Asset Management is 462 S. Fourth Street, Suite 2000, Louisville, Kentucky 40202.

(10)

Based on a Schedule 13G filed with the SEC on February 13, 2018, Ariel Investments, LLC beneficially owns and has sole dispositive power with respect to 1,008,803 shares and has sole voting power with respect to 862,064 shares of Capital Southwest’s common stock. The address for 200 East Randolph Street, Suite 2900, Chicago Illinois 60601.

The following table sets forth, as of September 5, 2018, the dollar range of our equity securities that is beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned in CSWC(1)(2)(3)
Independent Directors
Christine S. Battist	$10,000 - $50,000
David R. Brooks	Over $100,000
Jack D. Furst	Over $100,000
T. Duane Morgan	Over $100,000
William R. Thomas III	Over $100,000
John H. Wilson	Over $100,000
Interested Director
Bowen S. Diehl	Over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned by our directors is based on the closing price of our common stock on Nasdaq of $19.38 per share as of September 5, 2018.
(3)	The dollar ranges of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

DETERMINATION OF NET ASSET VALUE

Quarterly Determinations

We determine our NAV per share on a quarterly basis. The NAV per share is equal to our total assets minus liabilities divided by the total number of shares of common stock outstanding.

We determine in good faith the fair value of our portfolio investments pursuant to a valuation policy in accordance with ASC Topic 820, Fair Value Measurements and Disclosures, or ASC 820, and a valuation process approved by our board of directors and in accordance with the 1940 Act. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio.

We undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments. The valuation process is led by the finance department in conjunction with the investment teams and senior management. Valuations of each portfolio security are prepared quarterly by the finance department using updated portfolio company financial and operational information. Each investment valuation is also subject to review by the executive officers and investment teams.

In conjunction with the internal valuation process, we have engaged multiple independent consulting firms that specialize in financial due diligence, valuation and business advisory services to provide third-party valuation reviews of the majority of our investments on a quarterly basis. Our board of directors is ultimately responsible for overseeing, reviewing and approving, in good faith, our determination of the fair value of each investment in our portfolio.

Determinations in Connection with our Offerings

In connection with each offering of shares of our common stock, our Board or an authorized committee thereof is required by the 1940 Act to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made. Our Board or an authorized committee thereof considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our investments) from the period beginning on the date of the most recently disclosed net asset value per share of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

•

the magnitude of the difference between (i) a value that our Board or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value disclosed in the most recent periodic report we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC) to suspend the offering of shares of our common stock if the net asset value fluctuates by certain amounts in certain circumstances, our Board or an authorized committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records are made contemporaneously with all determinations described in this section and these records are maintained with other records we are required to maintain under the 1940 Act.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

Our stockholders may from time to time vote to allow us to issue common stock at a price below the NAV per share of our common stock. In such an approval, our stockholders may not specify a maximum discount below NAV at which we are able to issue our common stock. In order to sell shares pursuant to such a stockholder authorization:

•	a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•

a majority of such directors, who are not interested persons of CSWC, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our board of directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the proposed offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

•	The leverage available to us, both before and after any offering, and the terms thereof.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commissions (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 250,000 shares (25% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares in such offering and the actual discount to the most recently determined NAV.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)		$10.00		$9.47		$8.42
Net Proceeds per Share to Issuer		$9.50		$9.00		$8.00
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.60	(4.00)%
Dilution to Nonparticipating Stockholder A
Share Dilution
Shares Held by Stockholder A	10,000	10,000		10,000		10,000
Percentage Outstanding Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(20.00)%
NAV Dilution
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,000	(4.00)%
Total Investment by Stockholder A (Assumed to be $10 per Share)	$100,000	$100,000		$100,000		$100,000
Total Dilution to Stockholder A (Total NAV Less Total Investment)	$—	$(238)		$(909)		$(4,000)

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
NAV Dilution per Share
NAV per Share Held by Stockholder A		$9.98		$9.91		$9.60
Investment per Share Held by Stockholder A (Assumed to be $10 per Share on Shares Held Prior to Sale)	$10.00	$10.00		$10.00		$10.00
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)		$(0.02)		$(0.09)		$(0.40)
Percentage NAV Dilution Experienced by Stockholder A (NAV Dilution per Share Divided by Investment per Share)			(0.24)%		(0.91)%		(4.00)%

(1)	Assumes 5% in selling compensation and expenses paid by us

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution to such stockholders will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 25% offering at a 20% discount from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,250 shares, which is 0.5% of an offering of 250,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 3,750 shares, which is 1.5% of an offering of 250,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)		$8.42		$8.42
Net Proceeds per Share to Issuer		$8.00		$8.00
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.60	(4.00)%	$9.60	(4.00)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage Outstanding Held by Stockholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$100,000	$108,000	8.00%	$132,000	32.00%
Total Investment by Stockholder A (Assumed to be $10 per Share on Shares Held Prior to Sale)	$100,000	$110,525		$131,575
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	$—	$(2,525)		$425
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A		$9.60		$9.60
Investment per Share Held by Stockholder A (Assumed to be $10 per Share on Shares Held Prior to Sale)	$10.00	$9.82	(1.76)%	$9.57	(4.31)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)		$(0.22)		$0.03
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)			(2.28)%		0.32%

(1)	Assumes 5% in selling compensation and expenses paid by us

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Example 1 below). On the other hand, investors who are not currently stockholders, but who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Examples 2 and 3 below). These latter investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)		$10.00		$9.47		$8.42
Net Proceeds per Share to Issuer		$9.50		$9.00		$8.00
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.60	(4.00)%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	—	500		1,000		2,500
Percentage Outstanding Held by Investor A	0.00%	0.05%		0.09%		0.20%
NAV Dilution
Total NAV Held by Investor A	$—	$4,988		$9,909		$24,000
Total Investment by Investor A (At Price to Public)	$—	$5,000		$9,470		$21,050
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	$—	$(12)		$439		$2,950
NAV Dilution per Share
NAV per Share Held by Investor A		$9.98		$9.91		$9.60
Investment per Share Held by Investor A		$10.00		$9.47		$8.42
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)		$(0.02)		$0.44		$1.18
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)			(0.20)%		4.64%		14.01%

(1)	Assumes 5% in selling compensation and expenses paid by us

DIVIDEND REINVESTMENT PLAN

We have adopted a DRIP that provides for the reinvestment of dividends on behalf of our registered stockholders who hold their shares with American Stock Transfer and Trust Company, LLC, the plan administrator and our transfer agent and registrar. As a result, if we declare a cash dividend, our registered stockholders who have “opted in” to our DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of our common stock.

In addition to reinvestment of dividends, participating stockholders have the option of purchasing additional shares of common stock on a periodic basis through our DRIP. A participating stockholder may elect to invest from $100 to $10,000 in any calendar month into the plan by sending occasional cash payments or by authorizing monthly automatic cash withdrawals from the participants checking, savings or other bank accounts.

In order to participate in the DRIP, a holder of record of 25 or more shares must sign and return an authorization form to the plan administrator.

The share requirements of our DRIP may be satisfied through open market purchases of common stock by the plan administrator. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the plan administrator, before any associated brokerage or other costs.

Participants in the DRIP will only pay their share of brokerage costs. We will pay the plan administrator’s fees under the plan.

Stockholders who receive dividends in the form of stock generally are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer & Trust Company, LLC, Dividend Reinvestment Dept., Wall Street Station, P.O. Box 922, New York, NY 10269-0560 or by calling the plan administrators at (888) 666-0141. If notice of termination is received less than five (5) business days before a dividend record date, the plan administrator may not be able to process participant’s notice until after the reinvestment of that dividend.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, Dividend Reinvestment Dept., Wall Street Station, P.O. Box 922, New York, NY 10269-0560 or by telephone at (888) 666-0141.

DESCRIPTION OF COMMON STOCK

The following description is based on relevant portions of the Texas Business Organizations Code, or TBOC, and our articles of incorporation, as amended, which we refer to as our charter, and our amended and restated bylaws, which we refer to as our bylaws. This summary may not contain all of the information that is important to you, and we refer you to the TBOC, our charter and bylaws for a more detailed description of the provisions summarized below. Our charter is filed as Exhibit (a) to this registration statement, and our second amended and restated bylaws were filed as Exhibit 3.2 to Form 10-Q for the fiscal quarter ended September 30, 2017.

Authorized Capital Stock

Our authorized capital stock consists of 25,000,000 shares of common stock, par value $0.25 per share. Set forth below is a chart describing the classes of our common stock outstanding as of September 5, 2018:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by us or for Our Account	Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	25,000,000	2,339,512	16,343,194

Common Stock

Shares Outstanding. As of September 5, 2018, we had 18,682,706 and 16,343,194 issued shares of common stock and outstanding shares of common stock, respectively.

Dividends: Holders of our common stock are entitled to dividends or other distributions, as declared by our board of directors from time to time, in cash, property or common stock subject to the provisions of Texas law, our charter or our bylaws.

Voting Rights: The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote at a meeting of our stockholders. In matters other than the election of directors, stockholder approval requires the affirmative vote of a majority of the voting power of our common stock present in person or represented by proxy at the meeting and entitled to vote on the matter, voting as a single class, unless the matter is one upon which, by express provision of Texas law, our charter or our bylaws, a different vote is required.

Liquidation Rights: In the event of our liquidation, the holders of our common stock will be entitled to share ratably in any assets remaining after payment of all debts and other liabilities.

Other: Our common stock has no preemptive or conversion rights and is not entitled to the benefits of any redemption or sinking fund provision. The outstanding shares of our common stock are fully paid and non-assessable.

Certain Provisions of Texas Law, Our Charter and Our Bylaws

Amendment of Articles of Incorporation: The TBOC provides that an amendment to the charter must be recommended by the board of directors and approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares of the corporation, unless a different threshold, not less than a majority, is specified in the charter. Our charter does not provide for a different threshold.

Amendment of Bylaws: The TBOC, our charter and bylaws provide that our bylaws may be amended by action of the shareholders or action of the board of directors.

Director Elections: Our bylaws provide that directors are elected by a plurality of the votes cast at a meeting of stockholders at which a quorum is present. Our charter does not permit cumulative voting for the election of directors.

Term of Directors: Our bylaws provide that directors are elected at each annual meeting of shareholders and hold office until the next succeeding annual meeting, and until such director’s successor is elected and qualified, or until the earlier death, resignation, or removal of such director.

Number of Directors: Our bylaws provide that the number of directors is determined by resolution of the board of directors, except that the board of directors may not fill more than two directorships resulting from an increase in the size of the board during the period between any two successive annual meetings of stockholders.

Removal of Directors: Our charter provides that shareholders may remove directors only for cause by the affirmative vote of two-thirds of outstanding shares entitled to vote.

Board Vacancies: Our bylaws provide that vacancies may be filled by an election at an annual or special meeting of the shareholders or by the vote of a majority of the remaining directors although less than a quorum.

Shareholder Vote – Nature of the Business: Our charter provides that CSWC is organized and chartered expressly for the purpose of operating either as a management investment company under the 1940 Act or as a business development company under the 1940 Act. The affirmative vote of the holders of at least two-thirds of the outstanding shares of common stock are necessary to change the nature of the business of the Company so that it will cease to be either a management investment company or a business development company.

Shareholder Action by Written Consent: The TBOC provides that shareholders may act by written consent if all of the shareholders execute a written consent setting forth the action, unless the charter provides the shareholders may act by less than unanimous written consent. Our charter does not vary from the TBOC in this regard.

Special Meeting of Shareholders: Our bylaws provide that the Chairman of the board of directors, the president, the board of directors, or the holders of at least 10% of all the outstanding shares entitled to vote at the proposed special meeting may call a special meeting of shareholders.

Classification of Stock: None of the TBOC, our charter or our bylaws contain any provisions authorizing the board of directors to classify unissued shares of stock.

Business Combination Statute: Section 21.606 of the TBOC restricts certain business combinations between us and an affiliated shareholder (beneficial ownership of 20% or more of the voting power of our stock entitled to vote for directors) for three years after the shareholder becomes an affiliated shareholder. The restrictions do not apply if the board of directors approved the transaction that caused the shareholder to become an affiliated shareholder or if the business combination is approved by the affirmative vote of two-thirds of our voting stock that is not beneficially owned by the affiliated shareholder at a meeting of shareholders called for that purpose within six months of the affiliated shareholder’s acquiring the shares.

Our charter further provides that the above referenced statute shall not be applicable if:

•

the combination is solely between the Company and another corporation, fifty percent or more of the voting stock of which is owned, directly or indirectly, by the corporation and none of the voting stock of which is owned, directly or indirectly by a “Related Person” (as defined in our charter) with whom the combination is proposed; or

•

(a) certain fair price and terms conditions are met, (b) the shareholder has not received any loans, financial assistance or tax advantages from the Company and (c) a proxy statement is mailed 40 days prior to the meeting that includes a board recommendation and fairness opinion.

Indemnification of Directors and Officers

Our charter, as amended, provides for indemnification for persons who are or were a director, officer or employee of CSWC or CSMC against any and all judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses actually incurred by such person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such action, suit or proceeding, and any inquiry or investigation that could lead to such action, suit or proceeding, on account of such person’s service as a director officer or employee of CSWC or CSMC, or service at the request of CSWC or CSMC as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise all to the fullest extent permitted by Texas law. The charter provides that we must not provide indemnification to the extent not prohibited by the 1940 Act. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Texas law requires a corporation to indemnify a director or officer against reasonable expenses actually incurred by him or her in connection with a threatened, pending, or completed action or other proceeding in which he or she is a named defendant or respondent because he or she is or was a director or officer if he or she has been wholly successful, on the merits or otherwise, in the defense of the action or proceeding. Texas law permits a corporation to indemnify a director or former director against judgments and expenses reasonably and actually incurred by the person in connection with a proceeding if the person (i) acted in good faith, (ii) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and otherwise, that the person’s conduct was not opposed to the corporation’s best interests, and (iii) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful. If, however, the person is found liable to the corporation, or is found liable on the basis that such person received an improper personal benefit, then indemnification under Texas law is limited to the reimbursement of reasonable expenses actually incurred, and no indemnification will be available if the person is found liable for (i) willful or intentional misconduct in the performance of the person’s duty to the corporation, (ii) breach of the person’s duty of loyalty owed to the corporation, or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation. In addition, Texas law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter authorizes us to purchase or maintain insurance against any liability asserted against a director, officer or employee of the Company. We have obtained primary and excess insurance policies insuring our directors and officers against certain liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is American Stock Transfer & Trust Company, LLC.

NASDAQ Listing

Our common stock is listed on the Nasdaq under the ticker symbol “CSWC.”

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by U.S. federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the indenture is attached to the registration statement of which this prospectus is a part. We urge you to read the indenture, including any supplemental indenture applicable to the debt securities, because it, and not this description, defines rights of a holder of debt securities. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including, among other things:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued (if other than $2,000 and integral multiple of $1,000 thereof);

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any events of default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance, covenant defeasance or discharge;

•	any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interests;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% if, pursuant to recent legislation, certain requirements are met as described in the Regulation Section under “Regulation as a Business Development Company—Senior Securities”) after each issuance of debt. In accordance with this recent legislation, on April 25, 2018, our Board of Directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of our Board of Directors, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, the minimum asset coverage ratio applicable to the Company will be decreased from 200% to 150%, effective April 25, 2019. The Board also approved a resolution which limits the Company’s issuance of senior securities such that the asset coverage ratio, taking into account such issuance, would not be less than 166%, effective April 25, 2019. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business and Structure—Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital”. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the applicable prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book entry only form represented by global securities and will specify the method of issuance in the applicable prospectus supplement.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Payment

Unless otherwise specified in the prospectus supplement, we will pay interest to the person listed in the trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the applicable prospectus supplement or supplemental indenture relating to such debt securities states otherwise):

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date;

•	We do not pay interest on a debt security of the series within 30 days of its due date;

•	We do not deposit any sinking fund payment in respect of debt securities of the series within 2 business days of its due date;

•

We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•

We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and, in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days;

•

Any series of debt securities issued under the indenture has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months; giving effect to any exemptive relief granted to us by the SEC; or

•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

Unless the prospectus supplement specifies otherwise, if an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable, but does not entitle any holder to any redemption payout or redemption premium. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal or payments that have become due solely by reason of such acceleration) and certain other amounts, and (2) all Events of Default have been cured or waived.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

•

The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	The holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	in respect of the payment of principal, any premium or interest or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell all or substantially all of our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•

The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

•	We must deliver certain certificates and documents to the trustee; and

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Notwithstanding any of the foregoing, any subsidiary of ours may consolidate with, merge into or transfer all or part of its property and assets to other subsidiaries of ours or to us. Additionally, this covenant shall not apply to: (1) our merger or the merger of one of our subsidiaries with an affiliate solely for the purpose of reincorporating in another jurisdiction; (2) any conversion by us or a subsidiary from an entity formed under the laws of one state to any entity formed under the laws of another state; (3) any conversion by us or a subsidiary from a limited liability company, corporation, limited partnership or similar entity to a limited liability company, corporation, limited partnership or similar entity, whether the converting entity and converted entity are formed under the laws of the same state or a different state; or (4) any combination of (1) through (3) above.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a debt security or the terms of any sinking fund with respect to any security;

•	reduce any amounts due on a debt security;

•

reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the outstanding debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•

reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults or reduce the percentage of holders of debt securities required to satisfy quorum or voting requirements at a meeting of holders;

•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, corrections in the indenture to match this “Description of our Debt Securities” or a similar section in any prospectus supplement, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•

If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•

For debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture Provisions—Subordination” below. In order to achieve covenant defeasance, we must do the following:

•

We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

•

We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit.

•	We must deliver to the trustee a legal opinion of our counsel and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

•	Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

•

No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

•

We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•	We must deliver to the trustee a legal opinion of our counsel and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

•	Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments.

•

No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

•	Satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,

•	without interest coupons, and

•	unless we indicate otherwise in the prospectus supplement, in minimum denominations of $2,000 and increased amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination and Senior Indebtedness

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any, on) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Procedures

Unless otherwise specified in the applicable prospectus supplement, the Depository Trust Company, or DTC, will act as securities depositary for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants, or Direct Participants, deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. DTC has Standard & Poor’s Ratings Services’ highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Redemption proceeds, distributions, and interest payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us or to investors in such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold shares of our common stock as capital assets (within the meaning of the Code). This discussion also does not address the U.S. federal income tax consequences to holders subject to the special tax accounting rules under Section 451(b) of the Code. The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of our discussion, a “U.S. shareholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	A citizen or individual resident of the U.S.;

•	A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any state thereof of the District of Columbia;

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

A trust if (1) a U.S. court is able to exercise primary supervision over the administration of the trust and one of more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

For purposes of our discussion, a “Non-U.S. shareholder” means a beneficial owner of shares of our common stock that is neither a U.S. shareholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).

If an entity treated as a partnership for U.S. federal income tax purposes (a “partnership”) holds shares of our common stock, the tax treatment of a partner or member of the partnership will generally depend upon the status of the partner or member and the activities of the partnership. A prospective shareholder that is a partner or member in a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation as a Regulated Investment Company

Election to be Taxed as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally are not subject to corporate-level U.S. federal income taxes on any income that we distribute to our shareholders from our tax earnings and profits. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our shareholders, for each taxable year, at least 90.0% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the Annual Distribution Requirement. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.

Taxation as a RIC

Provided that we qualify as a RIC, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gain in excess of net short-term capital loss) that we timely distribute to shareholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our shareholders.

We will be subject to a 4.0% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98.0% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one year period ended October 31 and (3) any income and gains recognized, but not distributed, in preceding years and on which we paid no U.S. federal income tax.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	Meet the Annual Distribution Requirement;

•	Qualify to be treated as a BDC or be registered as a management investment company under the 1940 Act at all times during each taxable year;

•

Derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or foreign currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code), or the 90% Income Test; and

•	Diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50.0% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

•

no more than 25.0% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (1) of one issuer (2) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (3) of one or more “qualified publicly traded partnerships,” or the Diversification Tests.

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.

In order to meet the 90% Income Test, we have established a wholly-owned subsidiary to hold assets from which we do not anticipate earning dividend, interest or other income under the 90% Income Test (the “Taxable Subsidiary”). We may establish additional subsidiaries for the same purpose in the future. Any investments held through a Taxable Subsidiary generally are subject to U.S. federal income and other taxes, and therefore we can expect to achieve a reduced after-tax yield on such investments.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (including debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount or payment-in-kind interest that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Investments by us in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes, and therefore, our yield on any such securities may be reduced by such non-U.S. taxes. Shareholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. Under the 1940 Act, we are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation as a Business Development Company” below. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our shareholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our shareholders. See “Failure To Obtain RIC Tax Treatment” below.

As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. U.S. federal income tax law generally permits a RIC to carry forward (1) the excess of its net short-term capital loss over its net long-term capital gain for a given year as a short-term capital loss arising on the first day of the following year and (2) the excess of its net long-term capital loss over its net short-term capital gain for a given year as a long-term capital loss arising on the first day of the following year. Future transactions we engage in may cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code. Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (4) cause us to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (6) adversely alter the characterization of certain complex financial transactions and (7) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the entity is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the entity is not treated as a “qualified publicly traded partnership,” however, the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.

We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each shareholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of shareholders are treated as taxable dividends. The IRS has issued a revenue procedure indicating that this rule will apply where the total amount of cash to be distributed is not less than 20.0% of the total distribution. Under this revenue procedure, if too many shareholders elect to receive their distributions in cash, each such shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with this revenue procedure that are payable in part in our stock, taxable shareholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. shareholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to Non-U.S. shareholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. If a significant number of our shareholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

Failure to Maintain RIC Tax Treatment

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for that year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level U.S. federal income taxes or to dispose of certain assets).

If we were unable to maintain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions would generally be taxable to our shareholders as dividend income to the extent of our current and accumulated earnings and profits (in the case of non-corporate U.S. shareholders, generally at a maximum U.S. federal income tax rate applicable to qualified dividend income of 20.0%). Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If we fail to meet the RIC requirements for more than two consecutive years and then, seek to re-qualify as a RIC, we would be subject to corporate-level U.S. federal income taxation on any built-in gain recognized during the succeeding 5-year period unless we made a special election to recognize all that built-in gain upon our re-qualification as a RIC and to pay the corporate-level U.S. federal income tax on that built-in gain.

Taxation of U.S. Shareholders

Whether an investment in shares of our common stock is appropriate for a U.S. shareholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. shareholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our common stock by taxable U.S. shareholders and not by U.S. shareholders that are generally exempt from U.S. federal income taxation. U.S. shareholders should consult their own tax advisors before making an investment in our common stock.

Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gain. Distributions of our “investment company taxable income” (which generally is our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate U.S. shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to “qualifying dividends” at a maximum U.S. federal income tax rate of 20.0% provided that we properly report such distribution as “qualified dividend income” in a written statement furnished to our shareholders and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by us will be attributable to qualifying dividends; therefore, our distributions generally will not qualify for the preferential rates applicable to qualified dividend income. Distributions of our net capital gain (which generally is our net long-term capital gain in excess of net short-term capital loss) properly designated by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gain (at a maximum U.S. federal income tax rate of 20.0% in the case of individuals, trusts or estates), regardless of the U.S. shareholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. shareholder.

In lieu of actually distributing our realized net capital gains, we may retain some or all of our long-term capital gain and elect to be deemed to have made a distribution of the retained portion to our shareholders (a “deemed distribution”) under the “designated undistributed capital gains” rule of the Code. In that case, among other consequences, we will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for his, her or its common stock. We expect to pay tax on any retained capital gain at our regular corporate tax rate. If the amount of tax that we pay and for which a shareholder receives a credit exceeds the tax a shareholder owes on the retained net capital gain, such excess generally may be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for U.S. federal income tax. A shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution, and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital loss may be subject to other limitations under the Code.

In general, non-corporate U.S. shareholders, including individuals, trusts and estates, are subject to U.S. federal income tax at a maximum rate of 20.0% on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21.0% rate also applied to ordinary income. Non-corporate shareholders with net capital loss for a year (which we define as capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital loss of a noncorporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital loss for a year, but may carry back such losses for three years or carry forward such losses for five years.

Certain U.S. shareholders who are individuals, estates or trusts generally are subject to a 3.8% Medicare surtax on the lesser of (1) the U.S. shareholder’s “net investment income” (or “undistributed net investment income” in the case of an estate or trust) for the relevant taxable year and (2) the excess of the U.S shareholder’s modified adjusted gross income for the taxable year over a certain threshold (which in the case of individuals is between $125,000 and $250,000, depending on the individual’s circumstances). A U.S. shareholder’s net investment income generally includes its dividends on, and capital gain from the sale or other disposition of, shares of our common stock.

A “publicly offered” RIC is a RIC whose shares are either (1) continuously offered pursuant to a public offering, (2) regularly traded on an established securities market or (3) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a non-corporate shareholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional dividend to the shareholder and will be deductible by such shareholder only to the extent permitted under the limitations described below. For non-corporate shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to individuals to the extent they exceed 2.0% of such a shareholder’s adjusted gross income, and are not deductible for AMT purposes. Because we anticipate that shares of our common stock will continue to be regularly traded on an established securities market, we believe that we will continue to qualify as a “publicly offered regulated investment company.”

We or the applicable withholding agent will send to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a written statement detailing, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

We may be required to withhold U.S. federal income tax, or backup withholding, from all taxable distributions to any U.S. shareholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding (e.g., because it is a corporation) or (2) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding tax is not an additional tax, and any amount withheld may be refunded or credited against the U.S. shareholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of our stock of $2.0 million or more for an individual, S corporation, trust or a partnership with at least one non-corporate partner or $10.0 million or more for a shareholder that is either a corporation or a partnership with only corporate partners in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886 (or successor form). Direct shareholders of portfolio securities in many cases are exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Whether an investment in the shares is appropriate for a Non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. shareholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. shareholder, will generally be subject to withholding of U.S. federal income tax at a rate of 30.0% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits, unless an applicable exception applies. An exception will apply to any dividends that are properly reported by us as “interest-related dividends” or “short-term capital gain dividends.” In general, we may report a dividend as an interest-related dividend to the extent it is attributable to our ‘‘qualified net interest income’’ (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or a short-term capital gain dividend to the extent it is attributable to our ‘‘qualified short-term capital gains’’ (generally, the excess of our realized net short-term capital gain over our realized net long-term capital loss for such taxable year). Depending on the circumstances, we may report all, some or none of our potentially eligible dividends as interest-related dividends or short-term capital gain dividends. However, we cannot determine what portion of our distributions (if any) will be eligible for this exemption until after the end of our taxable year. No certainty can be provided that any of our distributions will be reported as eligible for this exemption. In the case of shares held through an intermediary, the intermediary could withhold even if we report the payment as eligible for this exemption. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of our net capital gain to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business carried on by the Non-U.S. shareholder, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of U.S. federal income tax at a rate of 30.0% on capital gain of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30.0% U.S. federal withholding tax.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S.

federal income tax return even if the Non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Accordingly, investment in the shares may not be appropriate for a Non-U.S. shareholder.

Distributions of our “investment company taxable income” and net capital gain (including deemed distributions) to Non-U.S. shareholders, and gain realized by Non-U.S. shareholders upon the sale of our common stock that is “effectively connected” with a U.S. trade or business carried on by the Non-U.S. shareholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the U.S.), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Non-U.S. shareholders may also be subject to an additional branch profits tax at a rate of 30.0% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a non-corporate Non-U.S. shareholder, we may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the Non-U.S. shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a Non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in our shares.

A Non-U.S. shareholder who is a nonresident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. shareholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

FATCA

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.- source interest or dividends received after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. shareholder and the status of the intermediaries through which they hold their shares, Non-U.S. shareholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. shareholder might be eligible for refunds or credits of such taxes.

Possible Legislative or Other Actions Affecting Tax Considerations

Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in our stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process any by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could affect the tax consequences of an investment in our stock.

State and Local Tax Treatment

The state and local tax treatment may differ from U.S. federal income tax treatment.

The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

REGULATION

Regulation as a Business Development Company

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates and principal underwriters as well as their respective affiliates. The 1940 Act requires that a majority of the members of the board of directors of a BDC be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by holders of a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (1) 67.0% or more of the voting securities of holders present or represented by proxy at a meeting if the holders of more than 50.0% of our outstanding voting securities are present or represented by proxy or (2) more than 50.0% of our voting securities.

The following is a brief description of the 1940 Act provisions applicable to BDCs, which is qualified in its entirety by reference to the full text of the 1940 Act and rules issued thereunder by the SEC.

•

Generally, to be eligible to elect BDC status, a company must primarily engage in the business of furnishing capital and making significant managerial assistance available to companies that do not have ready access to conventional financial channels. Companies that satisfy certain additional criteria are defined as “eligible portfolio companies.” In general, in order to qualify as a BDC, a company must: (1) be a domestic company; (2) have registered a class of its securities pursuant to Section 12 of the Exchange Act; (3) operate for the purpose of investing in the securities of certain types of eligible portfolio companies, including early stage or emerging companies and businesses suffering or just recovering from financial distress (see following paragraph); (4) make available significant managerial assistance to such portfolio companies; and (5) file a proper notice of election with the SEC.

•

An eligible portfolio company generally is a domestic company that is not an investment company or is excluded from investment company status pursuant to exclusions for certain types of financial companies (such as brokerage firms, banks, insurance companies and investment banking firms) and that: (1) does not have a class of securities listed on a national securities exchange; (2) has a class of equity securities listed on a national securities exchange with a market capitalization of less than $250.0 million; or (3) is controlled by the BDC itself or together with others and has a representative on the board of directors of the company controlled by the BDC. The 1940 Act presumes that a person has “control” of a portfolio company if that person owns at least 25.0% of its outstanding voting securities.

•

As a BDC, we are required to provide and maintain a bond issued by a reputable fidelity insurance company. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that person’s office.

•

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering these policies and procedures.

On March 23, 2018, the SBCA was signed into law and, among other things, instructs the SEC to issue rules or amendments to rules allowing BDCs to use the same securities offering and proxy rules that available to operating companies, including, among other things, allowing BDCs to incorporate by reference in registration statements filed with the SEC and allow certain BDCs to file shelf registration statements that are automatically effective and take advantage of other benefits available to Well-Known Seasoned Issuers; however, as of the date of this prospectus, we do not know when the rules relating to this legislation will become effective.

Qualifying Assets

The 1940 Act provides that we may not make an investment in non-qualifying assets unless at the time of the investment at least 70% of the value of our total assets (measured as of the date of our most recently filed financial statements) consists of qualifying assets (the “70% test”). Qualifying assets include: (1) securities of eligible portfolio companies; (2) securities of certain companies that were eligible portfolio companies at the time we initially acquired their securities and in which we retain a substantial interest; (3) securities of certain controlled companies; (4) securities of certain bankrupt, insolvent or distressed companies; (5) securities received in exchange for or distributed in or with respect to any of the foregoing; and (6) cash items, U.S. Government securities and high-quality short-term debt. The SEC has adopted a rule permitting a BDC to invest its funds in certain money market funds. The 1940 Act also places certain restrictions on the nature of the transactions in which, and the persons from whom, securities can be purchased and be considered qualifying assets.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance. However, where we purchase securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, provides, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets”, as described above, our investments may consist of cash, cash equivalents, U.S. Government securities, short-term investments in secured debt investments, independently rated debt investments and diversified bond funds, which we refer to as temporary investments.

Senior Securities

We are permitted by the 1940 Act, under specific conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined by the 1940 Act, is at least 200.0% immediately after each such issuance. The SBCA modifies the asset coverage percentage from 200% to 150%. Under the SBCA, we are allowed to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when a quorum is present, approve a proposal to do so. If we receive stockholder approval, we would be allowed to increase our leverage capacity on the first day after such approval. Alternatively, the SBCA allows the majority of our independent directors to approve an increase in our leverage capacity, and such approval would become effective on the one-year anniversary of such approval. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. On April 25, 2018, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, the minimum asset coverage ratio applicable to the Company will be decreased from 200% to 150%, effective April 25, 2019. The Board also approved a resolution which limits the Company’s issuance of senior securities such that the asset coverage ratio, taking into account such issuance, would not be less than 166%, effective April 25, 2019.

In addition, while any preferred stock or publicly traded debt securities are outstanding, we may be prohibited from making distributions to our stockholders or the repurchasing of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. Under specific conditions, we are also permitted by the 1940 Act to issue warrants.

Common Stock

As a BDC, the 1940 Act generally limits our ability to issue and sell our common stock at a price below our NAV per share, exclusive of any distributing commission or discount, without shareholder approval. Shares of our common stock have traded below our NAV per share. While our common stock continues to trade at a price below our NAV per share, there are no assurances that we can issue or sell shares of our common stock if needed to fund our business. In addition, even in certain instances where we could issue or sell shares of our common stock at a price below our NAV per share, such issuance could result in dilution in our NAV per share, which could result in a decline of our stock price.

Code of Ethics

We adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts including securities that may be purchased or held by us, so long as those investments are made in accordance with the code’s requirements. Certain transactions involving certain persons closely related to us, including our directors, officers and employees, may require approval of the SEC. However, the 1940 Act ordinarily does not restrict transactions between us and our portfolio companies.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in a manner in which we believe is consistent with the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that we expect would have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so. Our proxy voting decisions are made by the investment team which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that anyone involved in the decision-making process discloses to our Chief Compliance Officer any potential conflict of which he or she is aware. Stockholders may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Financial Officer c/o Capital Southwest Corporation, 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240.

Compliance Policies and Procedures

We have adopted and implemented written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a Chief Compliance Officer to be responsible for administering these policies and procedures. Michael S. Sarner serves as our Chief Compliance Officer.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the prohibition on transactions with affiliates to prohibit “ joint transactions” among entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities, provided that the adviser negotiates no term other than price and certain other conditions are met.

We expect to be periodically examined by the SEC for compliance with the 1940 Act.

Securities Exchange Act of 1934 and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•

pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding its assessment of our internal control over financial reporting, and our independent registered public accounting firm separately audits our internal control over financial reporting; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal control over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Nasdaq Global Select Market Corporate Governance Regulation

Nasdaq has adopted corporate governance listing standards with which listed companies must comply in order to remain listed. We believe that we are in compliance with these corporate governance listing standards. We intend to monitor our compliance with future listing standards and to take all necessary actions to ensure that we remain in compliance.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to $500,000,000 of our common stock or debt securities in one or more underwritten public offerings, “at the market offerings” to or through a market maker or into an existing trading market for the securities, on an exchange, or otherwise negotiated transactions, block trades, best efforts, auctions or a combination of these methods. The holders of our common stock will indirectly bear any fees and expenses in connection with any such offerings. We may sell the securities through underwriters or dealers, directly to one or more purchasers. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. In addition, we may enter into registration rights agreements or other similar agreements in the future pursuant to which certain of our stockholders may resell our securities under this prospectus and as described in any related prospectus supplement.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock less any underwriting commissions or discounts must equal or exceed the NAV per share of our common stock except (i) with the consent of the majority of our voting securities or (ii) under such other circumstances as the SEC may permit. We did not seek stockholder authorization to issue common stock at a price below NAV per share at our 2018 annual meeting of stockholders. We do not anticipate seeking such authorization in the future. However, in the event we change our position, we will seek the requisite approval of our common stockholders.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on Nasdaq may engage in passive market making transactions in our common stock on Nasdaq in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on Nasdaq. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Agents, dealers and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

The maximum amount of any compensation to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under custody agreements by U.S. Bank, whose address is 8 Greenway Plaza, Suite 1100, Houston, Texas 77046. American Stock Transfer & Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, New York 11219, telephone number: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Our investment team is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. We did not pay any brokerage commissions during the three years ended March 31, 2018.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited consolidated financial statements as of March 31, 2017 and for each of the two years in the period ended March 31, 2017, including the selected per share data and ratios for each of the four years in the period ended March 31, 2017 and senior securities table as of March 31, 2017 of Capital Southwest Corporation and subsidiaries included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, as stated in their reports appearing herein. Grant Thornton LLP’s principal business address is 171 N. Clark Street, Chicago, Illinois, 60601.

The consolidated financial statements, the related consolidated financial statement schedule, and senior securities table of Capital Southwest Corporation and its subsidiaries as of and for the year ended March 31, 2018 and the effectiveness of internal control over financial reporting as of March 31, 2018 included in this prospectus and elsewhere in the registration statement have been audited by RSM US LLP, an independent registered public accounting firm, as stated in their reports thereon (which report expresses an unqualified opinion), and included in this prospectus in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

The audited consolidated financial statements of I-45 SLF LLC and its subsidiary included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the reports of RSM US LLP, independent registered public accountants, as stated in their reports appearing herein. RSM US LLP’s principal business address is 1 South Wacker, Chicago, Illinois 60606.

The audited consolidated financial statements of Media Recovery, Inc. included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the report of Whitley Penn LLP, independent registered public accountants, as stated in their report appearing herein. Whitley Penn LLP’s principal business address is 8343 Douglas Avenue, Suite 400, Dallas, Texas 75225.

The audited financial statements of TitanLiner, Inc. included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the report of Weaver and Tidwell, LLP, independent auditors, as stated in their report appearing herein. Weaver and Tidwell LLP’s principal business address is 2821 W. Seventh Street, Suite 700, Fort Worth, Texas 76107.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On June 12, 2017, the Audit Committee of Capital Southwest Corporation, following careful deliberation, approved the decision to change independent registered public accounting firms. On June 12, 2017, the Company notified Grant Thornton LLP, or Grant Thornton, of its decision to dismiss Grant Thornton as the Company’s independent registered public accounting firm, effective as of that date.

The reports of Grant Thornton on the Company’s consolidated financial statements for the fiscal years ended March 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope, or accounting principles.

On June 12, 2017, the Company engaged RSM US LLP, or RSM, as its new independent registered public accounting firm, effective immediately. The decision to engage RSM as the Company’s independent registered public accounting firm was approved by the Company’s Audit Committee. During the years ended March 31, 2017 and 2016, and during the subsequent interim period preceding RSM’s engagement, neither the Company nor anyone on its behalf has consulted with RSM regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided that RSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K. RSM US LLP’s principal business address is 1 South Wacker, Chicago, Illinois 60606.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus or any prospectus supplement. The registration statement contains additional information about us and our securities being offered by this prospectus or any prospectus supplement.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements, code of ethics and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us at (214) 238-5700 or on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated into this prospectus and you should not consider such information to be part of this document. You also may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

INDEX TO FINANCIAL STATEMENTS

Unaudited Financial Statements	Page
Consolidated Statements of Assets and Liabilities as of June 30, 2018 (Unaudited) and March 31, 2018	F-2
Consolidated Statements of Operations (Unaudited) for the three months ended June 30, 2018 and 2017	F-3
Consolidated Statements of Changes in Net Assets (Unaudited) for the three months ended June 30, 2018 and 2017	F-4
Consolidated Statements of Cash Flows (Unaudited) for the three months ended June 30, 2018 and 2017	F-5
Consolidated Schedule of Investments as of June 30, 2018 (Unaudited) and March 31, 2018	F-6
Notes to Consolidated Financial Statements (Unaudited)	F-17
Consolidated Schedule of Investments in and Advances to Affiliates (Unaudited) for the three months ended June 30, 2018	F-52

Audited Financial Statements	Page
Reports of Independent Registered Public Accounting Firm	F-54
Consolidated Statements of Assets and Liabilities as of March 31, 2018 and 2017	F-57
Consolidated Statements of Operations for Years Ended March 31, 2018, 2017 and 2016	F-58
Consolidated Statements of Changes in Net Assets for Years Ended March 31, 2018, 2017 and 2016	F-59
Consolidated Statements of Cash Flows for Years Ended March 31, 2018, 2017 and 2016	F-60
Consolidated Schedules of Investments as of March 31, 2018 and 2017	F-61
Notes to Consolidated Financial Statements	F-69
Schedule of Investments in and Advances to Affiliates	F-111

INDEX TO OTHER FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

I-45 SLF LLC	Page
Independent Auditor’s Report	SF-1
Consolidated Statements of Assets, Liabilities and Members’ Equity as of March 31, 2018 and 2017	SF-2
Consolidated Schedule of Investments as of March 31, 2018 and 2017	SF-3
Consolidated Statements of Operations for the year ended March 31, 2018 and 2017 and for the period from September 3, 2015 (date of incorporation) to March 31, 2016	SF-7
Consolidated Statements of Changes in Member’s Equity for the year ended March 31, 2018 and 2017 and for the period from September 3, 2015 (date of incorporation) to March 31, 2016	SF-8
Consolidated Statements of Cash Flows for the year ended March 31, 2018 and 2017 and for the period from September 3, 2015 (date of incorporation) to March 31, 2016	SF-9
Notes to Consolidated Financial Statements	SF-10

Media Recovery, Inc.	Page
Report of Independent Auditors	SF-19
Consolidated Balance Sheets as of September 30, 2017 and 2016	SF-21
Consolidated Statements of Operations and Comprehensive Income (Loss) for Years Ended September 30, 2017, 2016 and 2015	SF-22
Consolidated Statements of Stockholders’ Equity for Years Ended September 30, 2017, 2016 and 2015	SF-23
Consolidated Statements of Cash Flows for Years Ended September 30, 2017, 2016 and 2015	SF-24
Notes to Consolidated Financial Statements	SF-25

TitanLiner, Inc.	Page
Independent Auditor’s Report	SF-36
Balance Sheets as of December 31, 2017 and 2016	SF-37
Statements of Operations for years ended December 31, 2017, 2016, and 2015	SF-38
Statements of Changes in Stockholders’ Equity for years ended December 31, 2017, 2016, and 2015	SF-39
Statements of Cash Flows for years ended December 31, 2017, 2016, and 2015	SF-40
Notes to Financial Statements	SF-41

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(In thousands, except shares and per share data)

	June 30, 2018	March 31, 2018
	(Unaudited)
Assets
Investments at fair value:
Non-control/Non-affiliate investments (Cost: $232,460 and $200,981, respectively)	$235,961	$199,949
Affiliate investments (Cost: $56,410 and $51,648, respectively)	57,289	53,198
Control investments (Cost: $76,864 and $82,768, respectively)	118,080	139,948

Total investments (Cost: $365,734 and $335,397, respectively)	411,330	393,095
Cash and cash equivalents	12,532	7,907
Receivables:
Dividends and interest	5,671	5,219
Escrow	203	119
Other	558	447
Income tax receivable	109	109
Deferred tax asset	2,116	2,050
Debt issuance costs (net of accumulated amortization of $862 and $366, respectively)	2,676	2,575
Other assets	15,731	5,969

Total assets	$450,926	$417,490

Liabilities
Notes (Par value: $58,886 and $57,500, respectively)	$56,646	$55,305
Credit facility	65,000	40,000
Other liabilities	4,483	6,245
Dividends payable	14,503	4,525
Accrued restoration plan liability	2,913	2,937
Deferred income taxes	—	190

Total liabilities	143,545	109,202

Commitments and contingencies (Note 11)

Net Assets
Common stock, $0.25 par value: authorized, 25,000,000 shares; issued, 18,632,706 shares at June 30, 2018 and 18,501,298 shares at March 31, 2018	4,658	4,625
Additional paid-in capital	262,623	260,713
Net investment income in excess of (less than) distributions	(2,157)	6,147
Accumulated undistributed net realized gain	20,469	3,231
Unrealized appreciation of investments, net of income taxes	45,725	57,509
Treasury stock - at cost, 2,339,512 shares	(23,937)	(23,937)

Total net assets	307,381	308,288

Total liabilities and net assets	$450,926	$417,490

Net asset value per share (16,293,194 shares outstanding at June 30, 2018 and 16,161,786 shares outstanding at March 31, 2018)	$18.87	$19.08

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except shares and per share data)

	Three Months Ended June 30,
	2018	2017
Investment income:
Interest income:
Non-control/Non-affiliate investments	$6,032	$4,332
Affiliate investments	1,452	140
Control investments	159	41
Dividend income:
Non-control/Non-affiliate investments	23	—
Affiliate investments	38	—
Control investments	3,014	3,004
Interest income from cash and cash equivalents	4	7
Fees and other income	385	200

Total investment income	11,107	7,724

Operating expenses:
Compensation	1,910	1,638
Spin-off compensation plan	—	172
Share-based compensation	475	368
Interest	2,373	738
Professional fees	488	479
Net pension expense	40	40
General and administrative	825	709

Total operating expenses	6,111	4,144

Income before taxes	4,996	3,580
Income tax (benefit) expense	379	144

Net investment income	$4,617	$3,436

Realized gain
Non-control/Non-affiliate investments	$200	$624
Affiliate investments	—	—
Control investments	18,619	—

Total net realized gain on investments before income tax	18,819	624

Change in unrealized appreciation of investments
Non-control/Non-affiliate investments	4,532	(2,419)
Affiliate investments	(671)	(332)
Control investments	(15,963)	4,050
Income tax (provision) benefit	319	85

Total net change in unrealized appreciation of investments, net of tax	(11,783)	1,384

Net realized and unrealized gains on investments	$7,036	$2,008

Net increase in net assets from operations	$11,653	$5,444

Pre-tax net investment income per share – basic and diluted	$0.31	$0.22

Net investment income per share – basic and diluted	$0.29	$0.21

Net increase in net assets from operations – basic and diluted	$0.72	$0.34

Weighted average shares outstanding – basic	16,180,291	16,009,703

Weighted average shares outstanding – diluted	16,201,443	16,072,463

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

(In thousands)

	Three Months Ended June 30,
	2018	2017
Operations:
Net investment income	$4,617	$3,436
Net realized gain on investments	18,819	624
Net change in unrealized appreciation of investments, net of tax	(11,783)	1,384

Net increase in net assets from operations	11,653	5,444
Dividends to shareholders	(14,503)	(3,355)
Spin-Off Compensation Plan, net of tax of $- and $59, respectively	—	(114)
Capital share transactions:
Change in pension plan funded status	11	12
Exercise of employee stock options	1,457	—
Share-based compensation expense	475	368

(Decrease) increase in net assets	(907)	2,355
Net assets, beginning of period	308,288	285,072

Net assets, end of period	$307,381	$287,427

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	Three Months Ended June 30,
	2018	2017
Cash flows from operating activities
Net increase in net assets from operations	$11,653	$5,444
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases and originations of investments	(77,864)	(41,662)
Proceeds from sales and repayments of debt investments in portfolio companies	41,757	23,515
Proceeds from sales and return of capital of equity investments in portfolio companies	24,885	15
Payment of accreted original issue discounts	212	609
Depreciation and amortization	344	181
Net pension benefit	(12)	(12)
Realized gain on investments before income tax	(18,819)	(624)
Net change in unrealized appreciation of investments	12,102	(1,299)
Accretion of discounts on investments	(312)	(183)
Payment-in-kind interest and dividends	(79)	(73)
Stock option and restricted awards expense	475	368
Deferred income taxes	50	(155)
Changes in other assets and liabilities:
Increase in dividend and interest receivable	(452)	(281)
Decrease in escrow receivables	(203)	—
Decrease in other receivables	(112)	220
Decrease (increase) in other assets	(9,785)	3,957
Increase in other liabilities	(2,067)	(2,119)
Decrease in payable for unsettled transaction	—	9,263

Net cash used in operating activities	(18,227)	(2,836)

Cash flows from financing activities
Borrowings under credit facility	55,000	—
Repayments of credit facility	(30,000)	—
Debt issuance costs paid	(459)	—
Proceeds from notes	1,379	—
Dividends to shareholders	(4,525)	(7,191)
Proceeds from exercise of employee stock options	1,422	—
Spin-off Compensation Plan distribution	35	—

Net cash provided by (used in) financing activities	22,852	(7,191)

Net increase (decrease) in cash and cash equivalents	4,625	(10,027)
Cash and cash equivalents at beginning of period	7,907	22,386

Cash and cash equivalents at end of period	$12,532	$12,359

Supplemental cash flow disclosures:
Cash paid for income taxes	$11	$214
Cash paid for interest	1,990	611
Supplemental disclosure of noncash financing activities:
Dividend declared, not yet paid	14,503	3,355
Spin-off Compensation Plan distribution accrued, not yet paid	—	172

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

(Unaudited)

June 30, 2018

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
Non-control/Non-affiliate Investments[5]
AAC HOLDINGS, INC.	First Lien	Healthcare services	L+6.75% (Floor 1.00%), Current Coupon 9.11%	6/30/2023	$9,262,500	$9,060,954	$9,401,438

AG KINGS HOLDINGS INC.[8]	First Lien	Food, agriculture & beverage	L+9.42% (Floor 1.00%), Current Coupon 11.78%	8/8/2021	9,366,667	9,236,751	9,038,833

ALLIANCE SPORTS GROUP, L.P.	Senior subordinated debt	Consumer products & retail	11.00%	2/1/2023	10,100,000	9,923,399	9,908,100

	2.65% membership interest		—	—	—	2,500,000	1,996,000

						12,423,399	11,904,100

AMERICAN TELECONFERENCING SERVICES, LTD.	First Lien	Telecommunications	L+6.50% (Floor 1.00%), Current Coupon 8.86%	12/8/2021	6,289,340	6,159,290	6,112,452

	Second Lien		L+9.50% (Floor 1.00%), Current Coupon 11.84%	6/6/2022	2,005,714	1,944,094	1,900,414

						8,103,384	8,012,866

AMWARE FULFILLMENT LLC[15]	First Lien	Distribution	L+12.00% (Floor 1.00%), Current Coupon 14.34%	5/21/2019	13,296,944	13,145,356	12,765,067

BINSWANGER HOLDING CORP.	First Lien	Distribution	L+8.00% (Floor 1.00%), Current Coupon 10.32%	3/9/2022	12,398,351	12,204,051	12,280,567

	900,000 shares of common stock		—	—	—	900,000	874,000

						13,104,051	13,154,567

CALIFORNIA PIZZA KITCHEN, INC.	First Lien	Restaurants	L+6.00% (Floor 1.00%), Current Coupon 8.10%	8/23/2022	4,912,500	4,875,968	4,821,619

CAPITAL PAWN HOLDINGS, LLC	First Lien	Consumer products & retail	L+9.50%, Current Coupon 11.81%	7/8/2020	11,922,365	11,711,936	11,755,452

The accompanying Notes are an integral part of these Consolidated Financial Statements.

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
CLICKBOOTH.COM, LLC	First Lien	Media, marketing & entertainment	L+8.50% (Floor 1.00%), Current Coupon 10.82%	12/5/2022	$17,281,250	$16,965,249	$17,203,484

	Revolving Loan[10]		L+8.50% (Floor 1.00%)	12/5/2022	—	(17,722)	—

						16,947,527	17,203,484
DEEPWATER CORROSION SERVICES, INC.	127,004 shares of Series A convertible preferred stock	Energy services (upstream)	—	—	—	8,000,000	9,316,000
DELPHI INTERMEDIATE HEALTHCO, LLC	First Lien	Healthcare services	L+7.50% (Floor 1.00%), Current Coupon 9.86%	10/3/2022	7,359,375	7,293,501	7,263,703

	First Lien		L+7.50 (Floor 1.00%), Current Coupon 9.83%	10/3/2022	4,968,750	4,920,581	4,904,156

						12,214,082	12,167,859

DIGITAL RIVER, INC.	First Lien	Software & IT services	L+6.00% (Floor 1.00%), Current Coupon 8.34%	2/12/2021	6,285,444	6,274,316	6,277,587

DUNN PAPER, INC.	Second Lien	Paper & forest products	L+8.75% (Floor 1.00%), Current Coupon 10.84%	8/26/2023	3,000,000	2,951,375	2,974,500

ENVIRONMENTAL PEST SERVICE MANAGEMENT COMPANY, LLC	First Lien	Consumer services	L+7.25%, Current Coupon 9.59%	6/22/2023	16,250,000	15,966,754	15,966,754

	Delayed Draw Term Loan[10]		L+7.25%	—	—	(69,655)	—

						15,897,099	15,966,754

FAST SANDWICH, LLC	First Lien	Restaurants	L+9.00% (Floor 1.00%), Current Coupon 11.33%	5/23/2023	3,300,000	3,246,010	3,246,010

	Revolving Loan[10]		L+9.00% (Floor 1.00%)	—	—	(67,636)	—

						3,178,374	3,246,010

GAUGE AMERICAN NUTS OPERATIONS LLC[13]	First Lien	Food, agriculture and beverage	L+8.00% (Floor 1.00%), Current Coupon 10.33%	4/10/2023	17,500,000	17,162,415	17,162,415

	First Lien - Term Loan B		L+8.00% (Floor 1.00%), Current Coupon 10.33%	10/10/2018	656,250	648,900	648,900

The accompanying Notes are an integral part of these Consolidated Financial Statements.

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
	Delayed Draw Term Loan[10]		L+8.00% (Floor 1.00%)	4/10/2023	$—	$(9,402)	$0

	Revolving Loan		L+8.00% (Floor 1.00%), Current Coupon 10.33%	4/10/2023	3,500,000	3,483,286	3,483,286

	3,000,000 units of Class A common stock[9]		—	—	—	3,000,000	3,000,000

						24,285,199	24,294,601

LGM PHARMA, LLC[13]	First Lien	Healthcare products	L+8.50% (Floor 1.00%), Current Coupon 10.50%	11/15/2022	9,950,000	9,770,998	9,890,300

	Delayed Draw Term Loan[10]		L+8.50% (Floor 1.00%), Current Coupon 10.51%	11/15/2022	1,796,750	1,766,653	1,785,970

	110,000 units of Class A common stock[9]		—	—	—	1,100,000	1,100,000

						12,637,651	12,776,270

LIGHTING RETROFIT INTERNATIONAL, LLC	First Lien	Environmental services	L+9.25% (Floor 1.00%), Current Coupon 11.56%	6/30/2022	14,437,500	14,307,179	14,278,688

	396,825 shares of Series B preferred stock		—	—	—	500,000	511,000

						14,807,179	14,789,688

RESEARCH NOW GROUP, INC.	Second Lien	Business services	L+9.50% (Floor 1.00%), Current Coupon 11.82%	12/20/2025	10,500,000	9,792,890	10,080,000

RESTAURANT TECHNOLOGIES, INC.	Second Lien	Business services	L+8.75% (Floor 1.00%), Current Coupon 11.07%	11/23/2023	3,500,000	3,456,390	3,482,500

JVMC HOLDINGS CORP.[14]	First Lien	Financial services	L+8.02% (Floor 1.00%), Current Coupon 10.11%	5/5/2022	7,125,000	7,066,937	7,125,000

TAX ADVISORS GROUP, LLC[13]	Senior subordinated debt	Financial services	10.00% / 2.00% PIK	12/23/2022	4,600,000	4,521,270	4,600,000

	143.3 Class A units[9]		—	—	—	541,176	645,000

						5,062,446	5,245,000

The accompanying Notes are an integral part of these Consolidated Financial Statements.

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
VISTAR MEDIA INC.	First Lien	Media, marketing & entertainment	L+10.00% (Floor 1.00%), Current Coupon 12.32%	2/16/2022	$7,975,000	$7,341,113	$8,134,500

	Warrants (Expiration - February 17, 2027)		—	—	—	886,000	2,027,000

						8,227,113	10,161,500

Total Non-control/Non-affiliate Investments						$232,460,377	$235,960,695

Affiliate Investments[6]

CHANDLER SIGNS, LLC[13]	Senior subordinated debt	Business services	12.00% / 1.00% PIK	7/4/2021	4,522,672	$4,465,563	$4,314,629

	1,500,000 units of Class A-1 common stock[9]		—	—	—	1,500,000	1,293,000

						5,965,563	5,607,629

ELITE SEM, INC.[8]	First Lien	Media, marketing & entertainment	L+8.42% (Floor 1.00%), Current Coupon 10.76%	2/1/2022	20,000,000	19,524,654	20,000,000

	1,173 Preferred units; 1,173 Class A Common units		12% PIK	—	—	1,385,253	1,941,000

						20,909,907	21,941,000

ITA HOLDINGS GROUP, LLC[13]	First Lien	Transportation & logistics	L+8.50% (Floor 1.00%, Current Coupon 10.81%)	2/14/2023	9,440,625	9,262,607	9,265,973

	First Lien - Term Loan B		L+8.50% (Floor 1.00%, Current Coupon 10.82%)	2/14/2023	2,000,000	1,960,507	1,963,000

	Revolving Loan10.		L+8.50% (Floor 1.00%, Current Coupon 8.50%)	2/14/2023	313,500	276,501	307,700

	Delayed Draw Term Loan		L+8.50% (Floor 1.00%, Current Coupon 10.81%)	2/14/2023	1,500,000	1,471,135	1,472,250

	9.25% Class A Membership Interest[9]		—	—	—	1,500,000	1,500,000

						14,470,750	14,508,923

The accompanying Notes are an integral part of these Consolidated Financial Statements.

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
ZENFOLIO INC.	First Lien	Business services	L+9.00% (Floor 1.00%), Current Coupon 11.31%	7/17/2022	$13,398,750	$13,180,154	$13,331,756

	Revolving Loan[10]		L+9.00% (Floor 1.00%)	7/17/2022	—	(16,177)	—

	190 shares of common stock		—	—	—	1,900,000	1,900,000

						15,063,977	15,231,756

Total Affiliate Investments						$56,410,197	$57,289,308

Control Investments[7]

I-45 SLF LLC[9,10,11]	80% LLC equity interest	Multi-sector holdings	—	—	—	$64,800,000	$66,575,453

MEDIA RECOVERY, INC.[11]	800,000 shares of Series A convertible preferred stock	Industrial products	—	—	—	800,000	6,622,641

	4,000,002 shares of common stock		—	—	—	4,615,000	38,204,359

						5,415,000	44,827,000

PRISM SPECTRUM HOLDINGS, LLC[13]	First Lien	Environmental services	L+9.50% (Floor 2.25%), Current Coupon 11.82%	2/6/2023	4,325,177	4,243,753	4,249,486

	Revolving Loan[22]		L+9.50% (Floor 2.25%), Current Coupon 11.82%	2/6/2023	750,000	713,156	736,875

	57.25 Class A units[9]		—	—	—	1,691,674	1,691,674

						6,648,583	6,678,035

Total Control Investments						$76,863,583	$118,080,488

TOTAL INVESTMENTS[12]						$365,734,157	$411,330,491

[1]	All debt investments are income-producing, unless otherwise noted. Equity investments are non-income producing, unless otherwise noted.
[2]	All of the Company’s investments, unless otherwise noted, are encumbered as security for the Company’s senior secured credit facility.
[3]

The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) and reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at June 30, 2018. Certain investments are subject to a LIBOR or Prime interest rate floor. Certain investments, as noted, accrue payment-in-kind (“PIK”) interest.

[4]

The Company’s investment portfolio is comprised entirely of debt and equity securities of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Company values all of its portfolio investments at fair value, as determined in good faith by the Board of Directors, using significant unobservable Level 3 inputs. Refer to Note 4 for further discussion.

[5]

Non-Control/Non-Affiliate investments are generally defined by the Investment Company Act of 1940 (the “1940 Act”) as investments that are neither control investments nor affiliate investments. At June 30, 2018, approximately 57.4% of the Company’s investment assets were non-control/non-affiliate investments. The fair value of these investments as a percent of net assets is 76.8%.

[6]

Affiliate investments are generally defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as control investments. At June 30, 2018, approximately 13.9% of the Company’s investment assets were affiliate investments. The fair value of these investments as a percent of net assets is 18.6%.

The accompanying Notes are an integral part of these Consolidated Financial Statements.

[7]

Control investments are generally defined by the 1940 Act as investments in which more than 25% of the voting securities are owned or maintains greater than 50% of the board representation. At June 30, 2018, approximately 28.7% of the Company’s investment assets were control investments. The fair value of these investments as a percent of net assets is 38.4%.

[8]	The investment is structured as a first lien last out term loan.
[9]

Indicates assets that are considered “non-qualifying assets” under section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets. As of June 30, 2018, approximately 17.0% of the Company’s investment assets are non-qualifying assets.

[10]	The investment has an unfunded commitment as of June 30, 2018. Refer to Note 11 - Commitments and Contingencies for further discussion.
[11]	Income producing through dividends or distributions.
[12]

As of June 30, 2018, the cumulative gross unrealized appreciation for federal income tax purposes is approximately $47.3 million; cumulative gross unrealized depreciation for federal income tax purposes is $1.9 million. Cumulative net unrealized appreciation is $45.4 million, based on a tax cost of $366.0 million.

[13]

Gauge American Nuts Operations LLC Class A common stock, ITA Holdings Group, LLC membership interest, LGM Pharma, LLC Class A common stock, Prism Spectrum Holdings LLC Class A units, Tax Advisors Group, LLC Class A units and Chandler Signs, LP Class A-1 common stock are held through a wholly-owned taxable subsidiary.

[14]	The investment is structured as a first lien first out term loan.
[15]	As of June 30, 2018, the investment is paying default interest at a rate of 2.5% per annum.

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2018

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
Non-control/Non-affiliate Investments[5]
AAC HOLDINGS, INC.	First Lien	Healthcare services	L+6.75% (Floor 1.00%), Current Coupon 8.52%	6/30/2023	$9,321,875	$9,110,902	$9,485,008

AG KINGS HOLDINGS INC.[8]	First Lien	Food, agriculture & beverage	L+9.40% (Floor 1.00%), Current Coupon 11.21%	8/8/2021	9,650,000	9,507,562	9,437,700

ALLIANCE SPORTS GROUP, L.P.	Senior subordinated debt	Consumer products & retail	11.00%	2/1/2023	10,100,000	9,916,216	9,807,100

	2.65% membership interest		—	—	—	2,500,000	1,996,000

						12,416,216	11,803,100

AMERICAN TELECONFERENCING SERVICES, LTD.	First Lien	Telecommunications	L+6.50% (Floor 1.00%), Current Coupon 8.29%	12/8/2021	6,378,173	6,238,734	6,376,578

	Second Lien		L+9.50% (Floor 1.00%), Current Coupon 11.20%	6/6/2022	2,005,714	1,941,047	1,918,806

						8,179,781	8,295,384

AMWARE FULFILLMENT LLC[17]	First Lien	Distribution	L+12.00% (Floor 1.00%), Current Coupon 14.02%	5/21/2019	13,478,333	13,284,488	12,939,200

BINSWANGER HOLDING CORP.	First Lien	Distribution	L+8.00% (Floor 1.00%), Current Coupon 10.02%	3/9/2022	13,036,418	12,817,614	12,899,536

	900,000 shares of common stock		—	—	—	900,000	874,000

						13,717,614	13,773,536

CALIFORNIA PIZZA KITCHEN, INC.	First Lien	Restaurants	L+6.00% (Floor 1.00%), Current Coupon 7.88%	8/23/2022	4,925,000	4,886,550	4,836,350

CAPITAL PAWN HOLDINGS, LLC	First Lien	Consumer products & retail	L+9.50%, Current Coupon 11.19%	7/8/2020	12,922,365	12,669,652	12,767,297

CLICKBOOTH.COM, LLC	First Lien	Media, marketing & entertainment	L+8.50% (Floor 1.00%), Current Coupon 10.19%	12/5/2022	17,390,625	17,059,608	17,442,797

	Revolving Loan[15]		L+8.50% (Floor 1.00%)	12/5/2022	—	(18,719)	—

						17,040,889	17,442,797

The accompanying Notes are an integral part of these Consolidated Financial Statements.

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
DEEPWATER CORROSION SERVICES, INC.	127,004 shares of Series A convertible preferred stock	Energy services (upstream)	—	—	$—	$8,000,000	$4,629,000

DELPHI INTERMEDIATE HEALTHCO, LLC	First Lien	Healthcare services	L+7.50% (Floor 1.00%), Current Coupon 9.27%	10/3/2022	7,406,250	7,336,879	7,265,531

DIGITAL RIVER, INC.	First Lien	Software & IT services	L+6.50% (Floor 1.00%), Current Coupon 8.61%	2/12/2021	6,285,443	6,273,415	6,285,443

DUNN PAPER, INC.	Second Lien	Paper & forest products	L+8.75% (Floor 1.00%), Current Coupon 10.63%	8/26/2023	3,000,000	2,949,611	3,000,000

LGM PHARMA, LLC[13]	First Lien	Healthcare products	L+8.50% (Floor 1.00%), Current Coupon 10.17%	11/15/2022	9,975,000	9,787,481	9,955,050

	Delayed Draw Term Loan[18]		L+8.50% (Floor 1.00%), Current Coupon 10.29%	11/15/2022	1,300,000	1,274,815	1,297,400

	110,000 units of Class A common stock[9]		—	—	—	1,100,000	1,100,000

						12,162,296	12,352,450

LIGHTING RETROFIT INTERNATIONAL, LLC	First Lien	Environmental services	L+9.25% (Floor 1.00%), Current Coupon 10.94%	6/30/2022	14,625,000	14,487,144	14,361,750

	396,825 shares of Series B preferred stock		—	—	—	500,000	376,000

						14,987,144	14,737,750

PRE-PAID LEGAL SERVICES, INC.	Second Lien	Consumer services	L+9.00% (Floor 1.25%), Current Coupon 10.88%	7/1/2020	5,000,000	4,967,603	5,000,000

RESEARCH NOW GROUP, INC.	Second Lien	Business services	L+9.50% (Floor 1.00%), Current Coupon 11.28%	12/20/2025	10,500,000	9,778,956	9,817,500

RESTAURANT TECHNOLOGIES, INC.	Second Lien	Business services	L+8.75% (Floor 1.00%), Current Coupon 10.69%	11/23/2023	3,500,000	3,454,894	3,493,000

JVMC HOLDINGS CORP.[14]	First Lien	Financial services	L+8.02% (Floor 1.00%), Current Coupon 9.90%	5/5/2022	7,218,750	7,156,878	7,215,141

The accompanying Notes are an integral part of these Consolidated Financial Statements.

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
TAX ADVISORS GROUP, LLC[13]	Senior subordinated debt	Financial services	10.00% / 2.00% PIK	12/23/2022	$4,600,000	$4,517,884	$4,600,000

	143.3 Class A units[9]		—	—	—	541,176	886,000

						5,059,060	5,486,000

VISTAR MEDIA INC.	First Lien	Media, marketing & entertainment	L+10.00% (Floor 1.00%), Current Coupon 12.02%	2/16/2022	8,112,500	7,434,072	8,193,625

	Warrants (Expiration - February 17, 2027)		—	—	—	886,000	1,682,000

						8,320,072	9,875,625

WASTEWATER SPECIALTIES, LLC	First Lien[16]	Industrial services	L+12.25% (Floor 1.00%), Current Coupon 13.90%	4/18/2022	9,863,582	9,720,600	10,011,536

Total Non-control/Non-affiliate Investments						$200,981,062	$199,949,348

Affiliate Investments[6]

CHANDLER SIGNS, LLC[13]	Senior subordinated debt	Business services	12.00% / 1.00% PIK	7/4/2021	4,511,259	$4,450,704	$4,375,922

	1,500,000 units of Class A-1 common stock[9]		—	—	—	1,500,000	1,934,000

						5,950,704	6,309,922

ELITE SEM, INC.[8]	First Lien	Media, marketing & entertainment	L+9.90% (Floor 1.00%), Current Coupon 12.10%	2/1/2022	17,500,000	17,103,533	17,500,000

	1,089 Preferred units		12% PIK	—	—	1,235,651	1,879,000

						18,339,184	19,379,000

ITA HOLDINGS GROUP, LLC[13]	First Lien	Transportation & logistics	L+8.50% (Floor 1.00%, Current Coupon 10.32%)	2/14/2023	9,500,000	9,313,995	9,313,995

	Revolving Loan[19]		L+8.50% (Floor 1.00%)	2/14/2023	—	(9,748)	—

	Delayed Draw Term Loan		L+8.50% (Floor 1.00%, Current Coupon 10.32%)	2/14/2023	1,500,000	1,470,378	1,470,378

	9.25% Class A Membership Interest[9]		—	—	—	1,500,000	1,500,000

						12,274,625	12,284,373
The accompanying Notes are an integral part of these Consolidated Financial Statements.

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
ZENFOLIO INC.	First Lien	Business services	L+9.00% (Floor 1.00%), Current Coupon 10.69%	7/17/2022	$13,432,500	$13,200,549	$13,325,040

	Revolving Loan[15]		L+9.00% (Floor 1.00%)	7/17/2022	—	(17,174)	—

	190 shares of common stock		—	—	—	1,900,000	1,900,000

						15,083,375	15,225,040

Total Affiliate Investments						$51,647,888	$53,198,335

Control Investments[7]

I-45 SLF LLC[9,10,11]	80% LLC equity interest	Multi-sector holdings	—	—	—	$64,800,000	$67,113,368

MEDIA RECOVERY, INC.[11]	800,000 shares of Series A convertible preferred stock	Industrial products	—	—	—	800,000	6,370,748

	4,000,002 shares of common stock		—	—	—	4,615,000	36,751,252

						5,415,000	43,122,000

PRISM SPECTRUM HOLDINGS, LLC[13]	First Lien	Environmental services	L+9.50% (Floor 2.25%), Current Coupon 11.75%	2/6/2023	4,325,177	4,240,522	4,240,522

	Revolving Loan[20]		L+9.50% (Floor 2.25%), Current Coupon 11.75%	2/6/2023	500,000	490,290	490,290

	57.25 Class A units[9]		—	—	—	1,691,674	1,691,674

						6,422,486	6,422,486

TITANLINER, INC.	1,189,609 shares of Series B convertible preferred stock	Energy services (upstream)	6% PIK	—	—	2,925,960	11,362,000

	339,277 shares of Series A convertible preferred stock		—	—	—	3,204,222	11,928,000

						6,130,182	23,290,000

Total Control Investments						$82,767,668	$139,947,854

TOTAL INVESTMENTS[12]						$335,396,618	$393,095,537

[1]	All debt investments are income-producing, unless otherwise noted. Equity investments are non-income producing, unless otherwise noted.
[2]	All of the Company’s investments, unless otherwise noted, are encumbered as security for the Company’s senior secured credit facility.
[3]

The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) and reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at March 31, 2018. Certain investments are subject to a LIBOR or Prime interest rate floor. Certain investments, as noted, accrue payment-in-kind (“PIK”) interest.

The accompanying Notes are an integral part of these Consolidated Financial Statements.

[4]

Investments are carried at fair value in accordance with the Investment Company Act of 1940 (the “1940 Act”) and Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 820, Fair Value Measurements and Disclosures. We determine in good faith the fair value of our Investment portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors. See Note 4 to the consolidated financial statements.

[5]

Non-Control/Non-Affiliate investments are generally defined by the 1940 Act as investments that are neither control investments nor affiliate investments. At March 31, 2018, approximately 50.9% of the Company’s investment assets were non-control/non-affiliate investments. The fair value of these investments as a percent of net assets is 64.9%.

[6]

Affiliate investments are generally defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as control investments. At March 31, 2018, approximately 13.5% of the Company’s investment assets were affiliate investments. The fair value of these investments as a percent of net assets is 17.3%.

[7]

Control investments are generally defined by the 1940 Act as investments in which more than 25% of the voting securities are owned or maintains greater than 50% of the board representation. At March 31, 2018, approximately 35.6% of the Company’s investment assets were control investments. The fair value of these investments as a percent of net assets is 45.4%.

[8]	The investment is structured as a first lien last out term loan.
[9]

Indicates assets that are considered “non-qualifying assets” under section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets. As of March 31, 2018, approximately 18.0% of the Company’s investment assets are non-qualifying assets.

[10]	The investment has approximately $3.2 million unfunded commitment as of March 31, 2018.
[11]	Income producing through dividends or distributions.
[12]

As of March 31, 2018, the cumulative gross unrealized appreciation for federal income tax purposes is approximately $62.4 million; cumulative gross unrealized depreciation for federal income tax purposes is $4.9 million. Cumulative net unrealized appreciation is $57.5 million, based on a tax cost of $335.6 million.

[13]

ITA Holdings Group, LLC membership interest, LGM Pharma, LLC Class A common stock, Prism Spectrum Holdings LLC Class A units, Tax Advisors Group, LLC Class A units and Chandler Signs, LP Class A-1 common stock are held through a wholly-owned taxable subsidiary.

[14]	The investment is structured as a first lien first out term loan.
[15]	The investment has approximately $2.0 million unfunded commitment as of March 31, 2018.
[16]	As of March 31, 2018, the investment is paying default interest at a rate of 3.0% per annum.
[17]	As of March 31, 2018, the investment is paying default interest at a rate of 2.5% per annum.
[18]	The investment has approximately $0.9 million unfunded commitment as of March 31, 2018.
[19]	The investment has approximately $2.0 million unfunded commitment as of March 31, 2018.
[20]	The investment has approximately $1.5 million unfunded commitment as of March 31, 2018.

The accompanying Notes are an integral part of these Consolidated Financial Statements.

Notes to Consolidated Financial Statements

1.	ORGANIZATION AND BASIS OF PRESENTATION

References in this Quarterly Report on Form 10-Q to “we,” “our,” “us,” “CSWC,” or the “Company” refer to Capital Southwest Corporation, unless the context requires otherwise.

Organization

Capital Southwest Corporation is an internally managed investment company that specializes in providing customized financing to middle market companies in a broad range of industry segments located primarily in the United States. Our common stock currently trades on The Nasdaq Global Select Market under the ticker symbol “CSWC.”

CSWC was organized as a Texas corporation on April 19, 1961. On March 30, 1988, CSWC elected to be regulated as a business development company (“BDC”) subject to the provisions of the 1940 Act, as amended by the Small Business Incentive Act of 1980. In order to comply with the 1940 Act requirements for a BDC, we must, among other things, generally invest at least 70% of our assets in eligible portfolio companies and limit the amount of leverage we incur.

We have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986 (the “Code”) and intend to continue to make that election. As such, we generally will not have to pay corporate-level U.S. federal income tax on any ordinary income or capital gains that we distribute to our shareholders as dividends. To continue to maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year that generated such taxable income.

Capital Southwest Management Corporation (“CSMC”), a wholly-owned subsidiary of CSWC, is the management company for CSWC. CSMC generally incurs all normal operating and administrative expenses, including, but not limited to, salaries and related benefits, rent, office expenses and other administrative costs required for its day-to-day operations.

CSWC also has a direct wholly-owned subsidiary that has been elected to be a taxable entity (the “Taxable Subsidiary”). The primary purpose of the Taxable Subsidiary is to permit CSWC to hold certain interests in portfolio companies that are organized as limited liability companies, or LLCs (or other forms of pass-through entities) and still allow us to satisfy the RIC tax requirement that at least 90% of our gross income for federal income tax purposes must consist of qualifying investment income. The Taxable Subsidiary is taxed at normal corporate tax rates based on its taxable income.

We focus on investing in companies with histories of generating revenues and positive cash flow, established market positions and proven management teams with strong operating discipline. We target senior and subordinated investments in the lower middle market, as well as first and second lien syndicated loans in upper middle market companies. Our target lower middle market (“LMM”) companies typically have annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) between $3.0 million and $15.0 million, and our LMM investments generally range in size from $5.0 million to $25.0 million. Our upper middle market (“UMM”) investments generally include syndicated first and second lien loans in companies with EBITDA generally greater than $50.0 million and typically range in size from $5.0 million to $15.0 million. We make available significant managerial assistance to the companies in which we invest as we believe that providing managerial assistance to an investee company is critical to its business development activities.

Basis of Presentation

The consolidated financial statements have been prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“U.S. GAAP”). We meet the definition of an investment company and follow the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies (“ASC 946”). Under rules and regulations applicable to investment companies, we are generally precluded from consolidating any entity other than another investment company, subject to certain exceptions. One of the exceptions to this general principle occurs if the investment company has an investment in an operating company that provides services to the investment company. Accordingly, the consolidated financial statements include CSMC, our management company, and the Taxable Subsidiary.

The consolidated financial statements are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of our management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of consolidated financial statements for the interim periods included herein. The results of operations for the three months ended June 30, 2018 are not necessarily indicative of the operating results to be expected for the full fiscal year. Also, the unaudited consolidated financial statements and notes should be read in conjunction with the audited consolidated financial statements and notes thereto for the fiscal years ended March 31, 2018 and 2017. Consolidated financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Portfolio Investment Classification

We classify our investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are generally defined as investments in which we own more than 25% of the voting securities; “Affiliate Investments” are generally defined as investments in which we own between 5% and 25% of the voting securities, and the investments are not classified as “Control Investments”; and “Non-Control/Non-Affiliate Investments” are generally defined as investments that are neither “Control Investments” nor “Affiliate Investments.”

Under the 1940 Act, a BDC must meet certain requirements, including investing at least 70% of our assets in qualifying assets. As of June 30, 2018, the Company has 83.0% of our assets in qualifying assets. The principal categories of qualifying assets relevant to our business are:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.

(2) Securities of any eligible portfolio company that we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no readily available market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Additionally, in order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things meet the following tests:

(1) Continue to maintain our election as a BDC under the 1940 Act at all times during each taxable year.

(2) Derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”).

(3) Diversify our holdings in accordance with two Diversification Tests: (a) Diversify our holdings such that at the end of each quarter of the taxable year at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and such other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and (b) Diversify our holdings such that no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of certain “qualified publicly traded partnerships” (collectively, the “Diversification Tests”).

The two Diversification Tests must be satisfied quarterly. If a RIC satisfies the tests for one quarter, and then, due solely to fluctuations in market value, fails to meet one of the tests in the next quarter, it retains RIC status. A RIC that fails to meet the Diversification Tests as a result of a nonqualified acquisition may be subject to excess taxes unless the nonqualified acquisition is disposed of and the tests are satisfied within 30 days of the close of the quarter in which the tests are failed.

For the quarter ended June 30, 2018, we satisfied all RIC tests and have 13.2% in nonqualified assets according to measurement criteria established in Section 851(d) of the Internal Revenue Code (as amended, the “IRC”).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements of CSWC.

Fair Value Measurements We account for substantially all of our financial instruments at fair value in accordance with ASC Topic 820 – Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements, including the categorization of financial instruments into a three-level hierarchy based on the transparency of valuation inputs. ASC 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. We believe that the carrying amounts of our financial instruments such as cash, receivables and payables approximate the fair value of these items due to the short maturity of these instruments. This is considered a Level 1 valuation technique. The carrying value of our credit facility approximates fair value (Level 3 input). See Note 4 below for further discussion regarding the fair value measurements and hierarchy.

Investments Investments are stated at fair value and are reviewed and approved by our Board of Directors as described in the Notes to the Consolidated Schedule of Investments and Notes 3 and 4 below. Investments are recorded on a trade date basis.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment or a financial instrument and the cost basis of the investment or financial instrument, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period net of recoveries and realized gains or losses from in-kind redemptions. Net change in unrealized appreciation or depreciation reflects the net change in the fair value of the investment portfolio and financial instruments and the reclassification of any prior period unrealized appreciation or depreciation on exited investments and financial instruments to realized gains or losses.

Cash and Cash Equivalents Cash and cash equivalents, which consist of cash and highly liquid investments with an original maturity of three months or less at the date of purchase, are carried at cost, which approximates fair value. Cash may be held in a money market fund from time to time, which is a Level 1 security. Cash and cash equivalents includes deposits at financial institutions. We deposit our cash balances in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. At June 30, 2018 and March 31, 2018, cash balances totaling $11.4 million and $6.8 million, respectively, exceeded FDIC insurance limits, subjecting us to risk related to the uninsured balance. All of our cash deposits are held at large established high credit quality financial institutions and management believes that the risk of loss associated with any uninsured balances is remote.

Segment Information We operate and manage our business in a singular segment. As an investment company, we invest in portfolio companies in various industries and geographic areas as discussed in Note 3.

Consolidation As permitted under Regulation S-X and ASC 946, we generally do not consolidate our investment in a portfolio company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to CSWC. Accordingly, we consolidated the results of CSWC’s wholly-owned Taxable Subsidiary and CSWC’s wholly-owned management company, CSMC. All intercompany balances have been eliminated upon consolidation.

Use of Estimates The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. We have identified investment valuation and revenue recognition as our most critical accounting estimates.

Interest and Dividend Income Interest and dividend income is recorded on an accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared by the portfolio company or at the point an obligation exists for the portfolio company to make a distribution. Discounts/premiums received to par on loans purchased are capitalized and accreted or amortized into income over the life of the loan using the effective interest method. In accordance with our valuation policy, accrued interest and dividend income is evaluated quarterly for collectability. When we do not expect the debtor to be able to service all of its debt or other obligations, we will generally establish a reserve against interest income receivable, thereby placing the loan or debt security on non-accrual status, and cease to recognize interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security’s status significantly improves regarding its ability to service debt or other obligations, it will be restored to accrual basis. As of June 30, 2018 and March 31, 2018, we did not have any investments on non-accrual status or past due its contractual payment obligation.

To maintain RIC tax treatment, non-cash sources of income such as accretion of interest income may need to be paid out to shareholders in the form of distributions, even though CSWC may not have collected the interest income. For the three months ended June 30, 2018 and 2017, approximately 2.8% and 2.4%, respectively, of CSWC’s total investment income was attributable to non-cash interest income for the accretion of discounts associated with debt investments, net of any premium reduction.

Payment-in-Kind Interest The Company currently holds, and expects to hold in the future, some investments in its portfolio that contain payment-in-kind (“PIK”) interest and dividend provisions. The PIK interest and dividends, computed at the contractual rate specified in each loan agreement, are added to the principal balance of the loan, rather than being paid to the Company in cash, and are recorded as interest and dividend income. Thus, the actual collection of PIK interest and dividends may be deferred until the time of debt principal repayment or disposition of the equity investment. PIK interest and dividends, which are non-cash sources of income, are included in the Company’s taxable income and therefore affect the amount the Company is required to distribute to stockholders to maintain its qualification as a RIC for federal income tax purposes, even though the Company has not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the investment on non-accrual status and will generally cease recognizing PIK interest and dividend income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest and dividend income is deemed to be collectible. The Company writes off any accrued and uncollected PIK interest and dividends when it is determined that the PIK interest and dividends are no longer collectible. As of June 30, 2018 and March 31, 2018, we did not have any investments on non-accrual status and have not written off any accrued and uncollected PIK interest and dividends. For the three months ended June 30, 2018 and 2017, approximately 0.7% and 0.9%, respectively, of CSWC’s total investment income was attributable to non-cash PIK interest and dividend income.

Debt Issuance Costs Debt issuance costs include commitment fees and other costs related to CSWC’s senior secured credit facility and its notes (as discussed further in Note 5). The costs in connection with the credit facility have been capitalized and are amortized into interest expense over the term of the credit facility. The costs in connection with the notes are a direct deduction from the related debt liability and amortized into interest expense over the term of the notes.

Federal Income Taxes CSWC has elected and intends to comply with the requirements of the IRC necessary to qualify as a RIC. By meeting these requirements, we will not be subject to corporate federal income taxes on ordinary income or capital gains timely distributed to shareholders. In order to qualify as a RIC, the company is required to timely distribute to its shareholders at least 90% of investment company taxable income, as defined by the IRC, each year. Investment company taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Investment company taxable income generally excludes net unrealized appreciation or depreciation, as investment gains and losses are not included in investment company taxable income until they are realized.

Depending on the level of taxable income or capital gains earned in a tax year, we may choose to carry forward taxable income or capital gains in excess of current year distributions into the next year and pay a 4% excise tax on such income. Any such carryover taxable income or capital gains must be distributed through a dividend declared on or prior to the later of (1) the filing of the U.S. federal income tax return for the applicable fiscal year and (2) the fifteenth day of the ninth month following the close of the year in which such taxable income was generated.

In lieu of distributing our net capital gains for a year, we may decide to retain some or all of our net capital gains. We will be required to pay a 21% corporate-level federal income tax on any such retained net capital gains. We may elect to treat such retained capital gain as a deemed distribution to shareholders. Under such circumstances, shareholders will be required to include their share of such retained capital gain in income, but will receive a credit for the amount of corporate-level U.S. federal income tax paid with respect to their shares. As an investment company that qualifies as a RIC, federal income taxes payable on security gains that we elect to retain are accrued only on the last day of our tax year, December 31. Any net capital gains actually distributed to shareholders and properly reported by us as capital gain dividends are generally taxable to the shareholders as long-term capital gains. See Note 6 for further discussion.

CSMC, a wholly-owned subsidiary of CSWC, and the Taxable Subsidiary are not RICs and are required to pay taxes at the corporate rate of 21% as of June 30, 2018. For tax purposes, CSMC and the Taxable Subsidiary have elected to be treated as taxable entities, and therefore are not consolidated for tax purposes and are taxed at normal corporate tax rates based on taxable income and, as a result of their activities, may generate income tax expense or benefit. The taxable income, or loss, of each of CSMC and the Taxable Subsidiary may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in our consolidated financial statements.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Company’s consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions with respect to tax at the CSWC level not deemed to meet the “more-likely-than-not” threshold would be recorded as an expense in the current year. Management’s conclusions regarding tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. The Company has concluded that it does not have any uncertain tax positions that meet the recognition of measurement criteria of ASC 740, Income Taxes, (“ASC 740”) for the current period. Also, we account for interest and, if applicable, penalties for any uncertain tax positions as a component of income tax expense. No interest or penalties expense was recorded during the three months ended June 30, 2018 and 2017.

Deferred Taxes Deferred tax assets and liabilities are recorded for losses or income at our taxable subsidiaries using statutory tax rates. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized. ASC 740 requires the effects of changes in tax rates and laws on deferred tax balances to be recognized in the period in which the legislation was enacted. See Note 6 for further discussion.

Stock-Based Compensation We account for our stock-based compensation using the fair value method, as prescribed by ASC Topic 718, Compensation – Stock Compensation. Accordingly, we recognize stock-based compensation cost on a straight-line basis for all share-based payments awards granted to employees. The fair value of stock options are determined on the date of grant using the Black-Scholes pricing model and are expensed over the requisite service period of the related stock options. For restricted stock awards, we measure the grant date fair value based upon the market price of our common stock on the date of the grant. For restricted stock awards, we amortize this fair value to share-based compensation expense over the vesting term. We recognize forfeitures as they occur. We issue new shares upon the exercise of stock options. The unvested shares of restricted stock awarded pursuant to CSWC’s equity compensation plans are participating securities and are included in the basic and diluted earnings per share calculation. On October 26, 2010, we received an exemptive order from the SEC permitting us to issue restricted stock to our executive officers and certain key employees (the “Original Order”). On August 22, 2017, we received an exemptive order that supersedes the Original Order (the “Exemptive Order”) and, in addition to the relief granted under the Original Order, allows us to withhold shares to satisfy tax withholding obligations related to the vesting of restricted stock granted pursuant to the 2010 Restricted Stock Award Plan (the “2010 Plan”) and to pay the exercise price of options to purchase shares of our common stock granted pursuant to the 2009 Stock Incentive Plan (the “2009 Plan”).

At the three months ended June 30, 2018 and 2017, weighted-average basic shares were adjusted for the dilutive effect of stock-based awards of 21,153 and 62,761, respectively. For individual cash incentive awards, the option value of the individual cash incentive awards is calculated based on the changes in net asset value (“NAV”) of our Company. In connection with the Share Distribution, we entered into an Employee Matters Agreement (the “Employee Matters Agreement”) with CSW Industrials, Inc. (“CSWI”). Under the Employee Matters Agreement, the value of individual cash incentive awards was determined based upon the NAV of CSWC as of June 30, 2015. See Note 9 for further discussion.

Shareholder Distributions Distributions to common shareholders are recorded on the ex-dividend date. The amount of distributions, if any, is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although the Company may decide to retain such capital gains for investment.

Presentation Presentation of certain amounts in the Consolidated Financial Statements for the prior year comparative consolidated financial statements is updated to conform to the current period presentation. This mainly includes disclosure of amounts at a more disaggregated level.

Recently Issued or Adopted Accounting Standards In February 2016, the FASB issued ASU 2016-02, Leases, which requires lessees to recognize on the balance sheet a right-of-use asset, representing its right to use the underlying asset for the lease term, and a lease liability for all leases with terms greater than 12 months. The guidance also requires qualitative and quantitative disclosures designed to assess the amount, timing, and uncertainty of cash flows arising from leases. The standard requires the use of a modified retrospective transition approach, which includes a number of optional practical expedients that entities may elect to apply. In July 2018, the FASB issued ASU 2018-10, Codification Improvements to Topic 842, Leases, which affects narrow aspects of the guidance issued in the amendments in ASU 2016-02. The new guidance is effective for annual periods beginning after December 15, 2018, and interim periods therein. Early application is permitted. While we continue to assess the effect of adoption, we currently believe the single change relates to the recognition of a new right-of-use asset and lease liability on our consolidated balance sheet for our office space operating lease. We currently have one operating lease for office space and do not expect a significant change in our leasing activity between now and adoption. See further discussion of our operating lease obligation in “Note 11 —Commitments and Contingencies” in the notes to the consolidated financial statements.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-09 supersedes the revenue recognition requirements under SAC Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606) — Narrow-Scope Improvements and Practical Expedients. This ASU clarified guidance on assessing collectability, presenting sales tax, measuring noncash consideration, and certain transition matters. The new guidance is effective for the annual reporting period beginning after December 15, 2017, including interim periods within that reporting period. The Company adopted ASU 2014-09 effective April 1, 2018 and determined that its material financial contracts are excluded from the scope of ASU 2014-09. As a result of the scope exception for financial contracts, the Company’s management has determined that there were no material changes to the recognition timing and classification of revenues and expenses; additionally, the adoption of ASU 2014-09 did not have a significant impact on pretax income or on the consolidated financial statement disclosures.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230), which is intended to reduce the existing diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The guidance is effective for annual periods beginning after December 15, 2017, and interim periods therein. The Company adopted ASU 2016-15 effective April 1, 2018 and the adoption did not have a material impact on the Company’s consolidated financial statements.

3.	INVESTMENTS

The following table shows the composition of the investment portfolio, at fair value and cost (with corresponding percentage of total portfolio investments) as of June 30, 2018 and March 31, 2018:

	Fair Value	Percentage of Total Portfolio	Percentage of Net Assets	Cost	Percentage of Total Portfolio
	(dollars in millions)
June 30, 2018:
First lien loans[1]	$234,873	57.1%	76.4%	$233,060	63.7%
Second lien loans	18,437	4.5	6.0	18,145	5.0
Subordinated debt	18,823	4.6	6.1	18,910	5.2
Preferred equity	18,391	4.5	6.0	10,685	2.9
Common equity & warrants	54,231	13.1	17.6	20,134	5.5
I-45 SLF LLC[2]	66,575	16.2	21.7	64,800	17.7

	$411,330	100.0%	133.8%	$365,734	100.0%

March 31, 2018:
First lien loans	$197,110	50.1%	63.9%	$194,820	58.1%
Second lien loans	23,229	5.9	7.5	23,092	6.9
Subordinated debt	18,783	4.8	6.1	18,885	5.6
Preferred equity	36,545	9.3	11.9	16,666	5.0
Common equity & warrants	50,315	12.8	16.3	17,134	5.1
I-45 SLF LLC[2]	67,113	17.1	21.8	64,800	19.3

	$393,095	100.0%	127.5%	$335,397	100.0%

[1]

Included in first lien loans are loans structured as first lien last out loans. These loans may in certain cases be subordinated in payment priority to other senior secured lenders. As of June 30, 2018 and March 31, 2018, the fair value of the first lien last out loans are $29.0 million and $26.9 million, respectively.

[2]

I-45 SLF LLC is a joint venture between CSWC and Main Street Capital. This entity primarily invests in syndicated senior secured loans to the UMM. The portfolio companies held by I-45 SLF LLC represent a diverse set of industry classifications, which are similar to those in which CSWC invests directly. See Note 15 for further discussion.

The following tables show the composition of the investment portfolio by industry, at fair value and cost (with corresponding percentage of total portfolio investments) as of June 30, 2018 and March 31, 2018:

	Fair Value	Percentage of Total Portfolio	Percentage of Net Assets	Cost	Percentage of Total Portfolio
	(dollars in millions)
June 30, 2018:
I-45 SLF LLC[1]	$66,575	16.2%	21.7%	$64,800	17.7%
Media, Marketing, & Entertainment	49,306	12.0	16.0	46,085	12.6
Industrial Products	44,827	10.9	14.6	5,415	1.5
Business Services	34,402	8.4	11.2	34,279	9.4
Food, Agriculture & Beverage	33,333	8.1	10.9	33,522	9.2

	Fair Value	Percentage of Total Portfolio	Percentage of Net Assets	Cost	Percentage of Total Portfolio
	(dollars in millions)
Distribution	$25,920	6.3%	8.4%	$26,250	7.2%
Consumer Products and Retail	23,659	5.8	7.7	24,135	6.6
Healthcare Services	21,569	5.2	7.0	21,275	5.8
Environmental Services	21,468	5.2	7.0	21,456	5.9
Consumer Services	15,967	3.9	5.2	15,897	4.3
Transportation & Logistics	14,509	3.5	4.7	14,471	3.9
Healthcare Products	12,776	3.1	4.2	12,638	3.5
Financial Services	12,370	3.0	4.0	12,129	3.3
Energy Services (Upstream)	9,316	2.3	3.0	8,000	2.2
Restaurants	8,068	2.0	2.6	8,054	2.2
Telecommunications	8,013	1.9	2.6	8,103	2.2
Software & IT Services	6,277	1.5	2.0	6,274	1.7
Paper & Forest Products	2,975	0.7	1.0	2,951	0.8

	$411,330	100.0%	133.8%	$365,734	100.0%

March 31, 2018:
I-45 SLF LLC[1]	$67,113	17.1%	21.8%	$64,800	19.3%
Media, Marketing, & Entertainment	46,697	11.9	15.1	43,700	13.0
Industrial Products	43,122	11.0	14.0	5,415	1.6
Business Services	34,846	8.9	11.3	34,268	10.2
Energy Services (Upstream)	27,919	7.1	9.1	14,130	4.2
Distribution	26,713	6.8	8.7	27,002	8.1
Consumer Products and Retail	24,570	6.2	7.9	25,086	7.5
Environmental Services	21,160	5.4	6.9	21,410	6.4
Healthcare Services	16,751	4.3	5.4	16,448	4.9
Financial Services	12,701	3.2	4.1	12,216	3.6
Healthcare Products	12,353	3.1	4.0	12,162	3.6
Transportation & Logistics	12,284	3.1	4.0	12,275	3.7
Industrial Services	10,012	2.5	3.2	9,721	2.9
Food, Agriculture & Beverage	9,438	2.4	3.1	9,507	2.8
Telecommunications	8,295	2.1	2.7	8,180	2.4
Software & IT Services	6,285	1.6	2.0	6,273	1.9
Consumer Services	5,000	1.3	1.6	4,968	1.5
Restaurants	4,836	1.2	1.6	4,886	1.5
Paper & Forest Products	3,000	0.8	1.0	2,950	0.9

	$393,095	100.0%	127.5%	$335,397	100.0%

[1]

I-45 SLF LLC is a joint venture between CSWC and Main Street Capital. This entity primarily invests in syndicated senior secured loans to the UMM. The portfolio companies in I-45 SLF LLC include multi-sector holdings, which are similar to those in which CSWC invests directly. See Note 15 for further discussion.

The following tables summarize the composition of the investment portfolio by geographic region of the United States, at fair value and cost (with corresponding percentage of total portfolio investments), as of June 30, 2018 and March 31, 2018:

	Fair Value	Percentage of Total Portfolio	Percentage of Net Assets	Cost	Percentage of Total Portfolio
	(dollars in millions)
June 30, 2018:
Southeast	$103,402	25.2%	33.6%	$103,136	28.2%
Southwest	101,489	24.7	33.0	61,130	16.7
Northeast	75,385	18.3	24.5	72,467	19.8
I-45 SLF LLC[1]	66,575	16.2	21.7	64,800	17.7
West	47,830	11.6	15.6	47,681	13.1
Midwest	16,649	4.0	5.4	16,520	4.5

	$411,330	100.0%	133.8%	$365,734	100.0%

March 31, 2018:
Southwest	$131,753	33.5%	42.7%	$79,713	23.8%
Southeast	84,969	21.6	27.6	84,290	25.1
Northeast	72,205	18.4	23.4	69,739	20.8
I-45 SLF LLC[1]	67,113	17.1	21.8	64,800	19.3
West	23,554	6.0	7.6	23,425	7.0
Midwest	13,501	3.4	4.4	13,430	4.0

	$393,095	100.0%	127.5%	$335,397	100.0%

[1]

I-45 SLF LLC is a joint venture between CSWC and Main Street. This entity primarily invests in syndicated senior secured loans to the UMM. The portfolio companies held by I-45 SLF LLC represent a diverse set of industry classifications, which are similar to those in which CSWC invests directly. See Note 15 for further discussion.

4.	FAIR VALUE MEASUREMENTS

Investment Valuation Process

The valuation process is led by the finance department in conjunction with the investment team. The process includes a monthly review of each investment by our executive officers and investment teams. Recommended valuations of each portfolio security are prepared quarterly by the finance department using updated financial and other operational information collected by the investment teams. Each investment valuation is then subject to review by the executive officers and investment teams. In conjunction with the internal valuation process, we have also engaged multiple independent consulting firms specializing in financial due diligence, valuation, and business advisory services to provide third-party valuation reviews of certain investments. The third-party valuation firms provide a range of values for selected investments, which is presented to CSWC’s executive officers and Board of Directors.

CSWC also uses a standard internal investment rating system in connection with its investment oversight, portfolio management, and investment valuation procedures for its debt portfolio. This system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein.

There is no single standard for determining fair value in good faith, as fair value depends upon the specific circumstances of each individual investment. While management believes our valuation methodologies are appropriate and consistent with market participants, the recorded fair values of our investments may differ significantly from fair values that would have been used had an active market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. The Board of Directors has the ultimate responsibility for reviewing and approving, in good faith, the fair value of CSWC’s investments in accordance with the 1940 Act.

Fair Value Hierarchy

CSWC has established and documented processes for determining the fair values of portfolio company investments on a recurring basis in accordance with the 1940 Act and ASC 820. As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, unrealized appreciation and depreciation related to such investments categorized within the Level 3 tables below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). CSWC conducts reviews of fair value hierarchy classifications on a quarterly basis. We also use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement.

The three levels of valuation inputs established by ASC 820 are as follows:

•	Level 1: Investments whose values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•

Level 2: Investments whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•	Level 3: Investments whose values are based on unobservable inputs that are significant to the overall fair value measurement.

As of June 30, 2018 and March 31, 2018, 100% of the CSWC investment portfolio consisted of debt and equity instruments of privately held companies for which inputs falling within the categories of Level 1 and Level 2 are generally not available. Therefore, CSWC determines the fair value of its investments (excluding investments for which fair value is measured at NAV) in good faith using Level 3 inputs, pursuant to a valuation policy and process that is established by the management of CSWC, with assistance from multiple third-party valuation advisors, which is subsequently approved by our Board of Directors.

Investment Valuation Inputs

ASC 820 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date excluding transaction costs. Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset. In determining the principal market for an asset or liability under ASC 820, it is assumed that the reporting entity has access to the market as of the measurement date.

The Level 3 inputs to CSWC’s valuation process reflect our best estimate of the assumptions that would be used by market participants in pricing the investment in a transaction in the principal or most advantageous market for the asset.

The fair value determination of each portfolio investment categorized as Level 3 required one or more of the following unobservable inputs:

•	Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

•	Current and projected financial condition of the portfolio company;

•	Current and projected ability of the portfolio company to service its debt obligations;

•	Type and amount of collateral, if any, underlying the investment;

•	Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio and net debt/EBITDA ratio) applicable to the investment;

•	Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

•	Indicative dealer quotations from brokers, banks, and other market participants;

•	Market yields on other securities of similar risk;

•	Pending debt or capital restructuring of the portfolio company;

•	Projected operating results of the portfolio company;

•	Current information regarding any offers to purchase the investment;

•	Current ability of the portfolio company to raise any additional financing as needed;

•	Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

•	Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

•	Qualitative assessment of key management;

•	Contractual rights, obligations or restrictions associated with the investment; and

•	Other factors deemed relevant.

CSWC uses several different valuation approaches depending on the security type including the Market Approach, the Income Approach, the Enterprise Value Waterfall Approach, and the NAV Valuation Method.

Market Approach

Market Approach is a qualitative and quantitative analysis of the aforementioned unobservable inputs. It is a combination of the Enterprise Value Waterfall Approach and Income Approach as described in detail below. For debt investments recently originated (within a quarterly reporting period) or where the value has not departed significantly from its cost, we generally rely on our cost basis or recent transaction price to determine the fair value, unless a material event has occurred since origination.

Income Approach

In valuing debt securities, CSWC typically uses an Income Approach model, which considers some or all of the factors listed above. Under the Income Approach, CSWC develops an expectation of the yield that a hypothetical market participant would require when purchasing each debt investment (the “Required Market Yield”). The Required Market Yield is calculated in a two-step process. First, using quarterly market data we estimate the current market yield of similar debt securities. Next, based on the factors described above, we modify the current market yield for each security to produce a unique Required Market Yield for each of our investments. The resulting Required Market Yield is the significant Level 3 input to the Income Approach model. If, with respect to an investment, the unobservable inputs have not fluctuated significantly from the date the investment was made or have not fluctuated significantly from CSWC’s expectations on the date the investment was made, and there have been no significant fluctuations in the market pricing for such investments, we may conclude that the Required Market Yield for that investment is equal to the stated rate on the investment. In instances where CSWC determines that the Required Market Yield is different from the stated rate on the investment, we discount the contractual cash flows on the debt instrument using the Required Market Yield in order to estimate the fair value of the debt security.

In addition, under the Income Approach, CSWC also determines the appropriateness of the use of third-party broker quotes, if any, as a significant Level 3 input in determining fair value. In determining the appropriateness of the use of third-party broker quotes, CSWC evaluates the level of actual transactions used by the broker to develop the quote, whether the quote was an indicative price or binding offer, the depth and consistency of broker quotes, the source of the broker quotes, and the correlation of changes in broker quotes with underlying performance of the portfolio company and other market indices. To the extent sufficient observable inputs are available to determine fair value, CSWC may use third-party broker quotes or other independent pricing to determine the fair value of certain debt investments.

Fair value measurements using the Income Approach model can be sensitive to significant changes in one or more of the inputs. A significant increase (decrease) in the Required Market Yield for a particular debt security may result in a lower (higher) fair value for that security. A significant increase (decrease) in a third-party broker quote for a particular debt security may result in a higher (lower) value for that security.

Enterprise Value Waterfall Approach

In valuing equity securities (including warrants), CSWC estimates fair value using an Enterprise Value Waterfall valuation model. CSWC estimates the enterprise value of a portfolio company and then allocates the enterprise value to the portfolio company’s securities in order of their relative liquidation preference. In addition, CSWC assumes that any outstanding debt or other securities that are senior to CSWC’s equity securities are required to be repaid at par. Additionally, we may estimate the fair value of non-performing debt securities using the Enterprise Value Waterfall approach as needed.

To estimate the enterprise value of the portfolio company, CSWC uses a weighted valuation model based on public comparable companies, observable transactions and discounted cash flow analyses. A main input into the valuation model is a measure of the portfolio company’s financial performance, which generally is either earnings before interest, taxes, depreciation and amortization, as adjusted (“Adjusted EBITDA”) or revenues. In addition, we consider other factors, including but not limited to (1) offers from third parties to purchase the portfolio company and (2) the implied value of recent investments in the equity securities of the portfolio company. For certain non-performing assets, we may utilize the liquidation or collateral value of the portfolio company’s assets in our estimation of its enterprise value.

The significant Level 3 inputs to the Enterprise Value Waterfall model are (1) an appropriate multiple derived from the comparable public companies and transactions, (2) discount rate assumptions used in the discounted cash flow model and (3) a measure of the portfolio company’s financial performance, which generally is either Adjusted EBITDA or revenues. Inputs can be based on historical operating results, projections of future operating results or a combination thereof. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for certain non-recurring items. CSWC also may consult with the portfolio company’s senior management to obtain updates on the portfolio company’s performance, including information such as industry trends, new product development, loss of customers and other operational issues. Fair value measurements using the Enterprise Value Waterfall model can be sensitive to significant changes in one or more of the inputs. A significant increase (decrease) in either the multiple, Adjusted EBITDA or revenues for a particular equity security would result in a higher (lower) fair value for that security.

NAV Valuation Method

Under the NAV valuation method, for an investment in an investment fund that does not have a readily determinable fair value, CSWC measures the fair value of the investment predominately based on the NAV of the investment fund as of the measurement date. However, in determining the fair value of the investment, we may consider whether adjustments to the NAV are necessary in certain circumstances, based on the analysis of any restrictions on redemption of our investment as of the measurement date, recent actual sales or redemptions of interests in the investment fund, expected future cash flows available to equity holders, or other uncertainties surrounding CSWC’s ability to realize the full NAV of its interests in the investment fund.

The following fair value hierarchy tables set forth our investment portfolio by level as of June 30, 2018 and March 31, 2018 (in thousands):

		Fair Value Measurements at June 30, 2018 Using
Asset Category	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
First lien loans	$234,873	$—	$—	$234,873
Second lien loans	18,437	—	—	18,437
Subordinated debt	18,823	—	—	18,823
Preferred equity	18,391	—	—	18,391
Common equity & warrants	54,231	—	—	54,231
Investments measured at net asset value[1]	66,575	—	—	—

Total Investments	$411,330	$—	$—	$344,755

		Fair Value Measurements at March 31, 2018 Using
Asset Category	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
First lien loans	$197,110	$—	$—	$197,110
Second lien loans	23,229	—	—	23,229
Subordinated debt	18,783	—	—	18,783
Preferred equity	36,545	—	—	36,545
Common equity & warrants	50,315	—	—	50,315
Investments measured at net asset value[1]	67,113	—	—	—

Total Investments	$393,095	$—	$—	$325,982

[1]

Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in Consolidated Statements of Assets and Liabilities. For the investment valued at net asset value per share at June 30, 2018 and March 31, 2018, the redemption restrictions dictate that we cannot withdraw our membership interest without unanimous approval. We are permitted to sell or transfer our membership interest and must deliver written notice of such transfer to the other member no later than 60 business days prior to the sale or transfer.

The tables below present the Valuation Techniques and Significant Level 3 Inputs (ranges and weighted averages) used in the valuation of CSWC’s debt and equity securities at June 30, 2018 and March 31, 2018. The tables are not intended to be all inclusive, but instead capture the significant unobservable inputs relevant to our determination of fair value.

Type	Valuation Technique	Fair Value at June 30, 2018 (in millions)	Significant Unobservable Inputs	Range	Weighted Average
First lien loans	Income Approach	$194,366	Discount Rate	8.8% - 19.5%	12.3%
			Third Party Broker Quote	97.2 - 101.5	99.5
	Market Approach	40,507	Cost	98.1 - 99.5	98.3
Second lien loans	Income Approach	18,437	Discount Rate	11.9% - 14.2%	13.4%
			Third Party Broker Quote	94.8 - 100.1	97.2
Subordinated debt	Income Approach	18,823	Discount Rate	12.1% - 15.0%	12.8%
Preferred equity	Enterprise Value Waterfall Approach	18,391	EBITDA Multiple	5.2x - 9.3x	6.9x
			Discount Rate	15.0% - 32.0%	26.0%
Common equity & warrants	Enterprise Value Waterfall Approach	51,231	EBITDA Multiple	4.0x - 9.1x	8.0x
			Discount Rate	12.3% - 21.6%	20.3%
	Market Approach	3,000	Cost	100.0	100.0

Total Level 3 Investments		$344,755

Type	Valuation Technique	Fair Value at March 31, 2018 (in millions)	Significant Unobservable Inputs	Range	Weighted Average
First lien loans	Income Approach	$181,595	Discount Rate	9.5% - 17.0%	12.8%
			Third Party Broker Quote	98.2 - 101.8	100.3
	Market Approach	15,515	Cost	98.0 - 98.1	98.0
Second lien loans	Income Approach	18,229	Discount Rate	11.6% - 11.6%	11.6%
			Third Party Broker Quote	93.5 - 100.0	96.0
	Market Approach	5,000	Exit Value	100.0	100.0
Subordinated debt	Income Approach	18,783	Discount Rate	12.4% - 13.8%	12.9%
Preferred equity	Enterprise Value Waterfall Approach	36,545	EBITDA Multiple	5.1x - 9.3x	6.9x
			Discount Rate	15.0% - 32.1%	20.2%
Common equity & warrants	Enterprise Value Waterfall Approach	47,123	EBITDA Multiple	6.0x - 8.4x	8.1x
			Discount Rate	15.7% - 21.6%	20.6%
	Market Approach	3,192	Cost	100.0	100.0

Total Level 3 Investments		$325,982

Changes in Fair Value Levels

We monitor the availability of observable market data to assess the appropriate classification of financial instruments within the fair value hierarchy. Changes in economic conditions or model based valuation techniques may require the transfer of financial instruments from one fair value level to another. We recognize the transfer of financial instruments between levels at the end of each quarterly reporting period. During the three months ended June 30, 2018 and 2017, we had no transfers between levels.

The following tables provide a summary of changes in the fair value of investments measured using Level 3 inputs during the three months ended June 30, 2018 and 2017 (in millions):

	Fair Value 3/31/2018	Realized & Unrealized Gains (Losses)	Purchases of Investments[1]	Repayments	PIK Interest Earned	Divestitures	Fair Value at 06/30/2018
First lien loans	$197,110	$(297)	$75,029	$(14,105)	$—	$(22,864)	$234,873
Second lien loans	23,229	187	21	(5,000)	—	—	18,437
Subordinated debt	18,783	13	15	—	12	—	18,823
Preferred equity	36,545	6,435	111	—	67	(24,767)	18,391
Common equity & warrants	50,315	916	3,000	—	—	—	54,231

Total Investments	$325,982	$7,254	$78,176	$(19,105)	$79	$(47,631)	$344,755

	Fair Value 3/31/2017	Realized & Unrealized Gains (Losses)	Purchases of Investments[1]	Repayments	PIK Interest Earned	Divestitures	Fair Value at 06/30/2017
First lien loans	$107,817	$1,365	$32,255	$(16,905)	$—	$—	$124,532
Second lien loans	47,177	236	32	(7,219)	—	—	40,226
Subordinated debt	12,485	(3)	4,517	—	2	—	17,001
Preferred equity[2]	19,343	1,916	500	—	71	—	21,830
Common equity & warrants	36,663	(1,731)	541	—	—	(15)	35,458

Total Investments	$223,485	$1,783	$37,845	$(24,124)	$73	$(15)	$239,047

[1]	Includes purchases of new investments, as well as discount accretion on existing investments.
[2]	Presentation of June 30, 2017 disclosure updated to confirm to current period presentation.

The total net unrealized gains (excluding reversals) included in earnings that related to assets still held at the report date for the three months ended June 30, 2018 and 2017 were $5.4 million and $1.5 million, respectively.

5.	BORROWINGS

In accordance with the 1940 Act, with certain limitations, the Company is only allowed to borrow amounts such that its asset coverage (i.e., the ratio of assets less liabilities not represented by senior securities to senior securities such as borrowings), calculated pursuant to the 1940 Act, is at least 200% (or, pursuant to recent legislation, 150% if certain requirements are met as described in our Annual Report on Form 10-K in the Business Section under “Regulation as a Business Development Company-Senior Securities”) after such borrowing. On April 25, 2018, the Board of Directors unanimously approved the application of the recently modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, the minimum asset coverage ratio applicable to the Company will be decreased from 200% to 150%, effective April 25, 2019. The Board of Directors also approved a resolution which limits the Company’s issuance of senior securities such that the asset coverage ratio, taking into account any such issuance, would not be less than 166%, effective April 25, 2019. As of June 30, 2018, the Company’s asset coverage was 351%.

The Company had the following borrowings outstanding as of June 30, 2018 and March 31, 2018 (amounts in thousands):

	June 30, 2018	March 31, 2018
Credit Facility	$65,000	$40,000
December 2022 Notes	58,886	57,500
Less: Unamortized debt issuance costs and debt discount	(2,240)	(2,195)

Total Notes	56,646	55,305

Total Borrowings	$121,646	$95,305

Credit Facility

In August 2016, CSWC entered into a senior secured credit facility (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Facility”) to provide additional liquidity to support its investment and operational activities, which included total commitments of $100 million. The Credit Facility contained an accordion feature that allowed CSWC to increase the total commitments under the facility up to $150 million from new and existing lenders on the same terms and conditions as the existing commitments. In August 2017, we increased our total commitments by $15 million through adding an additional lender using the accordion feature.

On November 16, 2017, CSWC entered into Amendment No. 1 (the “Amendment”) to its Credit Facility. Prior to the Amendment, borrowings under the Credit Facility accrued interest on a per annum basis at a rate equal to the applicable LIBOR rate plus 3.25% with no LIBOR floor. CSWC paid unused commitment fees of 0.50% to 1.50% per annum, based on utilization, on the unused lender commitments under the Credit Facility. The Amendment (1) increased the total borrowing capacity under the Credit Facility to $180 million, with commitments from a diversified group of eight lenders, (2) increased the Credit Facility’s accordion feature that allows for an increase in total commitments of up to $250 million under the Credit Facility from new and existing lenders on the same terms and conditions as the existing commitments, (3) reduced the interest rate on borrowings from LIBOR plus 3.25% down to LIBOR plus 3.00%, with a further step-down to LIBOR plus 2.75% at the time the Company’s net worth exceeds $325 million, (4) reduced unused commitment fees from a utilization-based grid of 0.50% to 1.5% down to a range of 0.50% to 1.0% per annum, and (5) extended the Credit Facility’s revolving period that ended on August 30, 2019 through November 16, 2020. Additionally, the final maturity of the Credit Facility was extended from August 30, 2020 to November 16, 2021. On April 16, 2018 and May 11, 2018, CSWC entered into Incremental Assumption Agreements, which increased the total commitments under the Credit Facility by $20 million and $10 million, respectively. The increases were executed under the accordion feature of the Credit Facility, increasing total commitments from $180 million to $210 million.

The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (1) certain reporting requirements, (2) maintaining RIC and BDC status, (3) maintaining a minimum shareholders’ equity, (4) maintaining a minimum consolidated net worth, (5) maintaining an asset coverage of not less than 200%, (6) maintaining a consolidated interest coverage ratio of at least 2.5 to 1.0, and (7) at any time the outstanding advances exceed 90% of the borrowing base, maintaining a minimum liquidity of not less than 10% of the covered debt amount.

The Credit Facility also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, bankruptcy, and change of control, with customary cure and notice provisions. If the Company defaults on its obligations under the Credit Facility, the lenders may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests. There are no changes to the covenants or the events of default in the Credit Facility as a result of the Amendment.

The Credit Facility is secured by (1) substantially all of the present and future property and assets of the Company and the guarantors and (2) 100% of the equity interests in the Company’s wholly-owned subsidiaries. As of June 30, 2018, substantially all of the Company’s assets were pledged as collateral for the Credit Facility.

At June 30, 2018, CSWC had $65.0 million in borrowings outstanding under the Credit Facility. CSWC recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs of $1.3 million for the three months ended June 30, 2018. For the three months ended June 30, 2017, CSWC recognized interest expense of $0.7 million. The weighted average interest rate on the Credit Facility was 5.18% and 4.45%, respectively, for the three months ended June 30, 2018 and 2017. Average borrowings for the three months ended June 30, 2018 and 2017 were $58.6 million and $25.0 million, respectively. As of June 30, 2018, CSWC was in compliance with all financial covenants under the Credit Facility.

December 2022 Notes

In December 2017, the Company issued $57.5 million in aggregate principal amount, including the underwriters’ full exercise of their option to purchase additional principal amounts to cover over-allotments, of 5.95% Notes due 2022 (the “December 2022 Notes”). The December 2022 Notes mature on December 15, 2022 and may be redeemed in whole or in part at any time, or from time to time, at the Company’s option on or after December 15, 2019. The December 2022 Notes bear interest at a rate of 5.95% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning on March 15, 2018. The December 2022 Notes are an unsecured obligation, rank pari passu with our other outstanding and future unsecured unsubordinated indebtedness and are effectively subordinated to all of our existing and future secured indebtedness, including borrowings under our Credit Facility.

On June 11, 2018, the Company entered into an “At-The-Market” (“ATM”) debt distribution agreement, pursuant to which it may offer for sale, from time to time, up to $50 million in aggregate principal amount of December 2022 Notes through B. Riley FBR, Inc., acting as its sales agent (the “2022 Notes Agent”). Sales of the December 2022 Notes may be made in negotiated transactions or transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on The Nasdaq Global Select Market, or similar securities exchanges or sales made through a market maker other than on an exchange at prices related to prevailing market prices or at negotiated prices.

The 2022 Notes Agent receives a commission from the Company equal to up to 2% of the gross sales of any December 2022 Notes sold through the 2022 Notes Agent under the debt distribution agreement. The 2022 Notes Agent is not required to sell any specific principal amount of December 2022 Notes, but will use its commercially reasonable efforts consistent with its sales and trading practices to sell the December 2022 Notes. The December 2022 Notes trade “flat,” which means that purchasers in the secondary market will not pay, and sellers will not receive, any accrued and unpaid interest on the December 2022 Notes that is not reflected in the trading price.

During the three months ended June 30, 2018, the Company sold 55,442 of the December 2022 Notes for an aggregate principal amount of approximately $1.4 million. As of June 30, 2018, an aggregate principal amount of approximately $48.6 million remains available for issuance and sale under the debt distribution agreement.

All issuances of December 2022 Notes rank equally in right of payment and form a single series of notes.

As of June 30, 2018, the carrying amount of the December 2022 Notes was $56.6 million. As of June 30, 2018, the fair value of the December 2022 Notes was $59.7 million. The fair value is based on the closing price of the security of The Nasdaq Global Select Market, which is a Level 1 input under ASC 820. The Company recognized interest expense related to the December 2022 Notes, including amortization of deferred issuance costs, of $1.0 million for the three months ended June 30, 2018.

The indenture governing the December 2022 Notes contains certain covenants including but not limited to (i) a requirement that the Company comply with the asset coverage requirement of Section 61 of the 1940 Act or any successor provisions thereto, after giving effect to any exemptive relief granted to the Company by the Securities and Exchange Commission (“SEC”), (ii) a requirement, subject to limited exception, that the Company will not declare any cash dividend, or declare any other cash distribution, upon a class of its capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, the Company has the minimum asset coverage required pursuant to Section 61 of the 1940 Act, or any successor provision thereto, after deducting the amount of such dividend, distribution or purchase price, as the case may be, giving effect to any exemptive relief granted to the Company by the SEC and (iii) a requirement to provide financial information to the holders of the December 2022 Notes and the trustee under the indenture if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. The indenture and supplement relating to the December 2022 Notes also provides for customary events of default. As of June 30, 2018, the Company was in compliance with all covenants of the December 2022 Notes.

6.	INCOME TAXES

We have elected to be treated as a RIC under Subchapter M of the IRC and have a tax year end of December 31. In order to qualify as a RIC, we must annually distribute at least 90% of our investment company taxable income, as defined by the IRC, to our shareholders in a timely manner. Investment company income generally includes net short-term capital gains but excludes net long-term capital gains. A RIC is not subject to federal income tax on the portion of its ordinary income and capital gains that is distributed to its shareholders, including “deemed distributions” as discussed below. As part of maintaining RIC status, undistributed taxable income and capital gain, which is subject to a 4% non-deductible U.S. federal excise tax, pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared on or prior to the later of (1) the filing of the U.S. federal income tax return for the applicable fiscal year and (2) the fifteenth day of the ninth month following the close of the year in which such taxable income was generated. We intend to distribute to our stockholders, after consideration and application of our ability under the Code to carry forward certain excess undistributed taxable income from one tax year into the next tax year, substantially all of our taxable income.

As of June 30, 2018, CSWC qualified to be taxed as a RIC. We intend to meet the applicable qualifications to be taxed as a RIC in future periods. However, the Company’s ability to meet certain portfolio diversification requirements of RICs in future years may not be controllable by the Company.

The determination of the tax attributes for CSWC’s distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Therefore, any determination made on an interim basis is forward-looking based on currently available facts, rules and assumptions and may not be representative of the actual tax attributes of distributions for a full year.

During the quarter ended March 31, 2018, CSWC declared regular dividends in the amount of $4.5 million, or $0.28 per share. During the quarter ended June 30, 2018, CSWC declared total dividends of $14.5 million, or $0.89 per share, which consisted of regular dividends in the amount of $4.7 million, or $0.29 per share, and supplemental dividends in the amount of $9.8 million, or $0.60 per share.

Ordinary dividend distributions from a RIC do not qualify for the 20% maximum tax rate on dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for distributions will generally include both ordinary income and capital gains, but may also include qualified dividends or return of capital.

The following reconciles net increase in assets resulting from operations to estimated RIC taxable income for the three months ended June 30, 2018 and 2017:

	Three Months Ended June 30,
	2018	2017
Reconciliation of RIC Taxable Income[1]
Net increase in net assets from operations	$11,653	$5,444
Net change in unrealized appreciation on investments	11,783	(1,384)
Income/gain (expense/loss) recognized for tax on pass-through entities	99	(168)
Loss recognized for tax on dispositions	281	—
Net operating loss - management company and taxable subsidiary	16	352
Non-deductible tax expense	240	(125)
Other book/tax differences	—	—

Estimated taxable income before deductions for distributions	$24,072	$4,119

[1]

The calculation of taxable income for each period is an estimate and will not be finally determined until the Company files its tax return each year. Final taxable income may be different than this estimate.

A RIC may elect to retain all or a portion of its net capital gains by designating them as a “deemed distribution” to its shareholders and paying a federal tax on the net capital gains for the benefit of its shareholders. Shareholders then report their share of the retained capital gains on their income tax returns as if it had been received and report a tax credit for tax paid on their behalf by the RIC. Shareholders then add the amount of the “deemed distribution” net of such tax to the basis of their shares. As a result of the tax reform legislation enacted on December 22, 2017 (the “Tax Reform”), the federal tax rate for deemed distributions is 21% as of January 1, 2018. For the tax year ended December 31, 2017, we distributed all long-term capital gains and therefore had no deemed distributions to our shareholders or federal taxes incurred related to such items. “Deemed distributions” are generally reclassified from accumulated net realized gains into additional capital after our tax year ends each December 31.

CSMC, a wholly-owned subsidiary of CSWC, is not a RIC and is required to pay taxes at the current corporate rate. For tax purposes, CSMC has elected to be treated as a taxable entity, and therefore is not consolidated for tax purposes and is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. The taxable income, or loss, of CSMC may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in our consolidated financial statements. CSMC records individual cash incentive award and bonus accruals on a quarterly basis. Deferred taxes related to the changes in the restoration plan, individual cash incentive award and bonus accruals are also recorded on a quarterly basis. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized. Establishing a valuation allowance of a deferred tax asset requires management to make estimates related to expectations of future taxable income. Estimates of future taxable income are based on forecasted cash flows from CSMC’s operations. As of both June 30, 2018 and March 31, 2018, CSMC had a deferred tax asset of approximately $2.1 million. As of June 30, 2018, we believe that we will be able to utilize all $2.1 million of our deferred tax assets. We will continue to assess our ability to realize our existing deferred tax assets.

Based on our assessment of our unrecognized tax benefits, management believes that all benefits will be realized and they do not contain any uncertain tax positions. As a result of the Tax Reform, the corporate tax rate of CSMC is 21% as of January 1, 2018.

In addition, we have a wholly-owned taxable subsidiary, or the Taxable Subsidiary, which holds a portion of one or more of our portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiary is consolidated for financial reporting purposes in accordance with U.S. GAAP, so that our consolidated financial statements reflect our investments in the portfolio companies owned by the Taxable Subsidiary. The purpose of the Taxable Subsidiary is to permit us to hold certain interests in portfolio companies that are organized as limited liability companies, or LLCs (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90% of our gross income for federal income tax purposes must consist of qualifying investment income. Absent the Taxable Subsidiary, a proportionate amount of any gross income of a partnership or LLC (or other pass-through entity) portfolio investment would flow through directly to us. To the extent that our income did not consist of investment income, it could jeopardize our ability to qualify as a RIC and therefore cause us to incur significant amounts of corporate-level U.S. federal income taxes. Where interests in LLCs (or other pass-through entities) are owned by the Taxable Subsidiary, however, the income from those interests is taxed to the Taxable Subsidiary and does not flow through to us, thereby helping us preserve our RIC status and resultant tax advantages. The Taxable Subsidiary is not consolidated for U.S. federal income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. The income tax expense, or benefit, and the related tax assets and liabilities, if any, are reflected in our Statement of Operations. As a result of the Tax Reform, the corporate tax rate of the Taxable Subsidiary is 21% as of January 1, 2018.

The income tax expense, or benefit, and the related tax assets and liabilities, generated by CSWC, CSMC and the Taxable Subsidiary, if any, are reflected in CSWC’s consolidated financial statements. For the three months ended June 30, 2018, we recognized net income tax expense of $0.4 million, principally consisting of a provision for current U.S. federal income taxes of $0.1 million, a $0.2 million accrual for excise tax on our estimated undistributed taxable income and $0.1 million relating to the Taxable Subsidiary. For the three months ended June 30, 2017, we recognized a net income tax expense of $0.1 million, principally consisting of a provision for current U.S. federal income taxes of $0.2 million and a $0.1 million benefit for excise tax on our estimated undistributed taxable income.

Regarding the Tax Reform, the Company has completed all accounting and there are no items reported as provisional amounts. However, changes in interpretations, assumptions, and guidance regarding the new tax legislation, as well as the potential for technical corrections to the Tax Reform, could have a material impact on the Company’s effective tax rate in future periods. Finally, given the significant complexity of the Tax Reform, current guidance from the U.S. Treasury about implementing the Tax Act and any related guidance from the SEC or the FASB may change, which may require us to refine the Company’s estimates in the future.

Although we believe our tax returns are correct, the final determination of tax examinations could be different from what was reported on the returns. In our opinion, we have made adequate tax provisions for years subject to examination. Generally, we are currently open to audit under the statute of limitations by the Internal Revenue Service as well as state taxing authorities for the years ended December 31, 2014 through December 31, 2017.

7.	SHAREHOLDERS’ EQUITY

There were no sales of the Company’s equity securities for the three months ended June 30, 2018 and 2017.

On October 26, 2010, we received an exemptive order from the SEC permitting us to issue restricted stock to our executive officers and certain key employees, or the Original Order. On August 22, 2017, we received the Exemptive Order that supersedes the Original Order and in addition to the relief granted under the Original

Order, allows us to withhold shares to satisfy tax withholding obligations related to the vesting of restricted stock granted pursuant to the 2010 Restricted Stock Award Plan, or the 2010 Plan, and to pay the exercise price of options to purchase shares of our common stock granted pursuant to the 2009 Stock Incentive Plan, or the 2009 Plan. During both the three months ended June 30, 2018 and 2017, the Company did not repurchase any shares in connection with the vesting of restricted stock awards.

Share Repurchase Program

In January 2016, the Company’s Board of Directors approved a share repurchase program authorizing the Company to repurchase up to $10 million of its outstanding common stock in the open market at certain thresholds below its NAV per share, in accordance with guidelines specified in Rules 10b5-1(c)(1)(i)(B) and 10b-18 under the Securities Exchange Act of 1934. On March 1, 2016, the Company entered into a share repurchase agreement with Cantor Fitzgerald & Co. This agreement became effective immediately and shall terminate on the earliest of: (1) the date on which a total of $10 million worth of common shares have been purchased under the plan; (2) the date on which the terms set forth in the purchase instructions have been met; or (3) the date that is one trading day after the date on which insider notifies broker in writing that this agreement shall terminate.

During both the three months ended June 30, 2018 and 2017, the Company did not repurchase any shares of the Company’s common stock under the share repurchase program. As of June 30, 2018, the Company has approximately $9.4 million available for additional repurchases under the program.

8.	SPIN-OFF COMPENSATION PLAN

On August 28, 2014, CSWC’s Board of Directors adopted a compensation plan (the “Spin-off Compensation Plan”) consisting of grants of nonqualified stock options, restricted stock and cash incentive awards to certain officers of the Company at the time. The Spin-off Compensation Plan was intended to align the compensation of the Company’s key officers with the Company’s strategic objective of increasing the market value of the Company’s shares through a transformative transaction for the benefit of the Company’s shareholders. Under the Spin-off Compensation Plan, Joseph B. Armes, former Chief Executive Officer of the Company, Kelly Tacke, former Chief Financial Officer of the Company, and Bowen S. Diehl, former Chief Investment Officer and current Chief Executive Officer of the company, were collectively as a group eligible to receive an amount equal to six percent of the aggregate appreciation in the Company’s share price from August 28, 2014 (using a base price of $36.16 per share) to the date 90 days after the completion of a transformative transaction (the “Trigger Event Date”). The first plan component consisted of nonqualified options awarded to purchase an aggregate of 259,000 shares of common stock at an exercise price of $36.60 per share. The second plan component consisted of an aggregate of 127,000 shares of restricted stock, which have voting rights but do not have cash dividend rights. See Note 9 for further discussion on the first two components of the Spin-off Compensation Plan. The final plan component consisted of cash incentive payments awarded to each participant in an amount equal to the excess of each awardee’s allocable portion of the total payment amount over the aggregate value as of the Trigger Event Date of the awardee’s restricted common stock and nonqualified options awarded under the plan.

On September 8, 2015, the Board designated the Share Distribution as a transformative transaction for purposes of the Spin-off Compensation Plan and amended the award agreements granted under the plan to provide for accelerated vesting of the awards held by a participant in the event of a termination of that participant’s service effected by the participant for good reason, by the employer without cause, or as a result of the disability or death of the participant. On September 30, 2015, we completed the Share Distribution.

Effective immediately with the Share Distribution, both Joseph B. Armes and Kelly Tacke became employees of CSWI and Bowen Diehl, our President and Chief Executive Officer, continued to be an employee of our Company. The Company entered into the Employee Matters Agreement with CSWI . Under the Employee

Matters Agreement, we retained the cash incentive awards granted under the Spin-off Compensation Plan, and all liabilities with respect to the cash incentive awards remained liabilities of CSWC. The equity based awards vesting terms were as follows: (1) one-third on December 29, 2015; (2) one-third on December 29, 2016; and (3) one-third on December 29, 2017, subject to accelerated vesting as described above.

The total value accretion was six percent of the aggregate appreciation in the Company’s share price from $36.16 to the combined volume-weighted average prices of both CSWC and CSWI stock as of December 29, 2015. The cash component of the Spin-off Compensation Plan was the difference between the total value accretion and the aggregate value of the awardee’s restricted common stock and non-qualified option awards under the Spin-off Compensation Plan. The total cash liabilities for three participants under the plan totaled $6.1 million. The final payment of $1.4 million was fully vested on December 29, 2017, and was subsequently paid out in January 2018. As of June 30, 2018, there is no remaining unrecognized expense related to the Spin-off Compensation Plan.

During the three months ended June 30, 2018, we did not recognize any expense related to the Spin-off Compensation Plan. During the three months ended June 30, 2017, we recognized the cash component of spin-off compensation expense of $0.2 million, which represented the cash component of spin-off compensation for our current employee. During the three months ended June 30, 2017, we also recorded $0.2 million directly to additional capital for the cash component of the spin-off compensation related to one of the two employees who transferred to CSWI.

9.	EMPLOYEE STOCK BASED COMPENSATION PLANS

Stock Awards

Pursuant to the Capital Southwest Corporation 2010 Plan, our Board of Directors originally reserved 188,000 shares of restricted stock for issuance to certain of our employees. At our annual shareholder meetings in August 2015 and August 2018, our shareholders approved an increase of an additional 450,000 and 850,000 shares, respectively, to our 2010 Plan. A restricted stock award is an award of shares of our common stock, which generally have full voting and dividend rights but are restricted with regard to sale or transfer. Restricted stock awards are independent of stock grants and are generally subject to forfeiture if employment terminates prior to these restrictions lapsing. Unless otherwise specified in the award agreement, these shares vest in equal annual installments over a four- to five-year period from the grant date and are expensed over the vesting period starting on the grant date.

On August 28, 2014, our Board of Directors amended the 2010 Plan, as permitted pursuant to Section 14 of the 2010 Plan (the “First Amendment to the 2010 Plan”). The First Amendment to the 2010 Plan provides that an award agreement may allow an award to remain outstanding after a spin-off or change in control of one or more wholly-owned subsidiaries of the Company. In addition, on August 28, 2014, the Board of Directors granted 127,000 shares of restricted stock under the Spin-off Compensation Plan. On August 10, 2015, the Second Amendment to the 2010 Plan increased the number of shares of Company common stock available for issuance by 450,000 shares.

On August 22, 2017, we received the Exemptive Order from the SEC that supersedes the Original Order and, in addition to the relief granted under the Original Order, allows the Company to withhold shares to satisfy tax withholding obligations related to the vesting of restricted stock granted pursuant to the 2010 Plan. The Third Amendment to the 2010 Plan, which became effective on August 22, 2017, reflects amendments relating to the Exemptive Order.

On August 2, 2018, the Fourth Amendment to the 2010 Plan increased the number of shares of Company common stock available for issuance by 850,000 shares. The Fourth Amendment also includes revisions regarding change in control provisions, minimum vesting periods, incorporation of a clawback policy and other technical revisions.

On September 30, 2015, we completed the Share Distribution. Each holder of an outstanding Capital Southwest Restricted Stock Award immediately prior to the Share Distribution received, as of the effective date of the Share Distribution, a CSWI Restricted Stock Award for the number of CSWI Shares the holder would have received if the outstanding Capital Southwest Restricted Stock Award was comprised of fully vested Capital Southwest Shares as of the effective date.

The vesting terms for restricted stock awards previously granted under the Spin-off Compensation Plan are as follows: (1) one-third on December 29, 2015; (2) one-third on December 29, 2016; and (3) one-third on December 29, 2017, subject to accelerated vesting as described above. As of June 30, 2018, there is no remaining unrecognized expense related to the Spin-off Compensation Plan.

The following table summarizes the restricted stock available for issuance for the nine months ended June 30, 2018:

Restricted stock available for issuance as of March 31, 2018	9,777
Additional restricted stock approved under the plan	—
Restricted stock granted during the three months ended June 30, 2018	—
Restricted stock forfeited during the three months ended June 30, 2018	2,250

Restricted stock available for issuance as of June 30, 2018	12,027

We expense the cost of the restricted stock awards, which is determined to equal the fair value of the restricted stock award at the date of grant on a straight-line basis over the requisite service period. For these purposes, the fair value of the restricted stock award is determined based upon the closing price of our common stock on the date of the grant. Due to the Share Distribution, the Company evaluated (1) the value of the CSWC stock awards prior to the Share Distribution and (2) the combined value of CSWC and CSWI stock awards following the Share Distribution and recorded additional incremental stock based compensation expenses.

For the three months ended June 30, 2018 and 2017, we recognized total share based compensation expense of $0.5 million and $0.3 million, respectively, related to the restricted stock issued to our employees and officers.

As of June 30, 2018, the total remaining unrecognized compensation expense related to non-vested restricted stock awards was $4.6 million, which will be amortized over the weighted-average vesting period of approximately 2.7 years. Subsequent to the Share Distribution, the compensation expense related to non-vested awards held by employees who are now employed by CSWI is recorded by CSWI.

The following table summarizes the restricted stock outstanding as of June 30, 2018:

Restricted Stock Awards	Number of Shares	Weighted Average Fair Value Per Share at grant date	Weighted Average Remaining Vesting Term (in Years)
Unvested at March 31, 2018	372,163	$15.82	2.9
Granted	—	—	—
Vested	(1,875)	13.92	—
Forfeited	(2,250)	15.60	—

Unvested at June 30, 2018	368,038	$15.84	2.7

Stock Options

On July 20, 2009, shareholders approved the 2009 Plan, which provides for the granting of stock options to employees and officers and authorizes the issuance of common stock upon exercise of stock options for up to

560,000 shares. All options are granted at or above market price, generally expire up to 10 years from the date of grant and are generally exercisable on or after the first anniversary of the date of grant in five annual installments.

On August 28, 2014, our Board of Directors amended the 2009 Plan, as permitted pursuant to Section 18 of the 2009 Plan (the “First Amendment to the 2009 Plan”). The First Amendment to the 2009 Plan provides that an award agreement may allow an award to remain outstanding after a spin-off or change in control of one or more wholly-owned subsidiaries of the Company. In addition, on August 28, 2014, options to purchase 259,000 shares at $36.60 per share were granted under the 2009 Plan, as amended. On September 8, 2015, the Board designated the Share Distribution as a transformative transaction for purposes of the 2009 Plan and amended the award agreements granted under the 2009 Plan to provide for accelerated vesting of the awards held by a participant in the event of a termination of that participant’s service effected by the participant for good reason, by the employer without cause, or as a result of the disability or death of the participant. A third of these options were vested on each of December 29, 2015, December 29, 2016 and December 29, 2017, respectively, subject to accelerated vesting as described above.

On August 22, 2017, we received the Exemptive Order from the SEC that supersedes the Original Order and, in addition to the relief granted under the Original Order, allows us to withhold shares of our common stock to satisfy the exercise of options to purchase shares of our common stock granted pursuant to the 2009 Plan.

At June 30, 2018, there are options to acquire 61,950 shares of common stock outstanding. The Compensation Committee does not intend to grant additional options under the 2009 Plan or request shareholders’ approval of additional stock options to be added under the 2009 Plan.

At September 30, 2015, in connection with the Share Distribution, we entered into the Employee Matters Agreement, which provided that each option to acquire CSWC common stock that was outstanding immediately prior to September 30, 2015, would be converted into both an option to acquire post-Share Distribution CSWC common stock and an option to acquire CSWI common stock and would be subject to substantially the same terms and conditions (including with respect to vesting and expiration) after the Share Distribution. Certain adjustments, using volumetric weighted-average prices for the 10-day period immediately prior to and immediately following the distribution, were made to the exercise price and number of shares of CSWC subject to such awards, with the intention of preserving the economic value of the awards immediately prior to the distribution for all CSWC employees. We compared the fair market value of our stock options on the day of the Share Distribution with the combined fair value of our stock options and CSWI stock options the day after the completion of the Share Distribution. The distribution-related adjustments did not have an impact on compensation expense for the three months ended June 30, 2018 and 2017.

The following table summarizes activity in the 2009 Plan as of June 30, 2018, including adjustments in connection with the Share Distribution:

	Number of Shares	Weighted Average Exercise Price	Aggregate Intrinsic Value
2009 Plan
Balance at March 31, 2017	206,364	$11.12
Granted	—	—
Exercised	(10,756)	11.66	$58,081
Canceled/Forfeited	—	—

Balance at March 31, 2018	195,608	11.09
Granted	—	—
Exercised	(133,658)	10.90	$1,085,781
Canceled/Forfeited	—	—

Balance at June 30, 2018	61,950	$11.49

	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
June 30, 2018
Outstanding	6.0 years	$410,022
Exercisable	6.2 years	$329,000

We recognize compensation cost using the straight-line method for all share-based payments. The fair value of stock options are determined on the date of grant using the Black-Scholes pricing model and are expensed over the requisite service period of the related stock options. Accordingly, for the three months ended June 30, 2018 and 2017, we recognized stock option compensation expense of $10.6 thousand and $48.0 thousand, respectively related to the stock options held by our employees and officers. As of June 30, 2018, the total remaining unrecognized compensation cost related to non-vested stock options was $28.2 thousand, which will be amortized over the weighted-average vesting period of approximately 0.4 years.

At June 30, 2018, the range of exercise prices was $11.00 to $11.66 and the weighted-average remaining contractual term of outstanding options was 6.0 years. The total number of shares of common stock exercisable under the 2009 Plan at June 30, 2018 was 50,000 shares with a weighted-average exercise price of $11.53. During the quarter ended June 30, 2018, no options became exercisable and 133,658 options were exercised with an average exercise price of $10.90. During the quarter ended June 30, 2017, no options became exercisable and no options were exercised.

Individual Incentive Awards

On January 16, 2012, our Board of Directors approved the issuance of 104,000 individual cash incentive awards with a baseline for measuring increases in NAV per share of $36.74 (NAV at December 31, 2011) to provide deferred compensation to certain key employees. Under the individual cash incentive award agreements, awards vest on the fifth anniversary of the award date. Upon exercise of an individual cash incentive award, the Company pays the recipient a cash payment in an amount equal to the NAV per share minus the baseline NAV per share, adjusted for capital gain dividends declared.

In connection with the Share Distribution, we entered into the Employee Matters Agreement with CSWI. Under the Employee Matters Agreement, the individual cash incentive award agreements were amended to provide that the value of each individual cash incentive award was determined based upon the NAV of CSWC as of June 30, 2015. The remaining terms of each individual cash incentive award agreement, including the vesting and payment terms, will remain unchanged. After the effective date of the Share Distribution, CSWC retains all liabilities associated with all individual cash incentive awards granted by CSWC.

There are currently 48,000 individual cash incentive awards outstanding as of June 30, 2018 and the liability for individual cash incentive awards was $0.3 million at June 30, 2018. As of June 30, 2018, there is no remaining unrecognized compensation expense related to individual cash incentive awards.

There were no individual cash incentive awards vested or granted during the three months ended June 30, 2018.

Individual Cash Incentive Awards	Number of Shares	Weighted Average Grant Price Per Share	Weighted Average Remaining Vesting Term (in Years)
Unvested at March 31, 2018	48,000	$47.03	0.6
Granted	—	—	—
Vested	—	—	—
Forfeited or expired	—	—	—

Unvested at June 30, 2018	48,000	$47.03	0.4

10.	OTHER EMPLOYEE COMPENSATION

We established a 401(k) plan (“401K Plan”) effective October 1, 2015. All full-time employees are eligible to participate in the 401K Plan. The 401K Plan permits employees to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum based on age and eligibility. We made contributions to the 401K Plan of up to 4.5% of the Internal Revenue Service’s annual maximum eligible compensation, all of which is fully vested immediately. During the three months ended June 30, 2018 and 2017, we made matching contributions of approximately $62.5 thousand and $48.0 thousand, respectively.

11.	COMMITMENTS AND CONTINGENCIES

Commitments

In the normal course of business, the Company is a party to financial instruments with off-balance sheet risk, consisting primarily of unused commitments to extend financing to the Company’s portfolio companies. Since commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

The balances of unused commitments to extend financing as of June 30, 2018 and March 31, 2018 were as follows (amounts in thousands):

Portfolio Company	Investment Type	June 30, 2018	March 31, 2018
I-45 SLF LLC	Equity Investment	$3,200	$3,200
Clickbooth.com, LLC	Revolving Loan	2,000	2,000
Environmental Pest Service Management Company, LLC	Delayed Draw Term Loan	7,000	—
Fast Sandwich, LLC	Revolving Loan	4,150	—
Gauge American Nuts Operations LLC	Delayed Draw Term Loan	1,969	—
ITA Holdings Group, LLC	Revolving Loan	1,687	2,000
LGM Pharma, LLC	Delayed Draw Term Loan	400	900
Prism Spectrum Holdings LLC	Revolving Loan	1,250	1,500
Zenfolio Inc.	Revolving Loan	2,000	2,000

Total unused commitments to extend financing		$23,656	$11,600

Included within the total revolving and delayed draw loan commitments as of June 30, 2018 were commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. As of June 30, 2018, the Company had $3.3 million in letters of credit issued and outstanding under these commitments on behalf of portfolio companies. For all of these letters of credit issued and outstanding, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. Of these letters of credit, $3.3 million expire in May 2019. As of June 30, 2018, none of the letters of credit issued and outstanding were recorded as a liability on the Company’s balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company.

Contingencies

We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. To our knowledge, we have no currently pending material legal proceedings to which we are party or to which any of our assets is subject.

12.	RELATED PARTY TRANSACTIONS

As a BDC, we are obligated under the 1940 Act to make available to our portfolio companies significant managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us will vary according to the particular needs of each portfolio company. During both the three months ended June 30, 2018 and 2017, we received management and other fees from certain of our portfolio companies totaling $0.1 million, which were recognized as Fees and other income on the Consolidated Statements of Operations. Additionally, as of both June 30, 2018 and March 31, 2018, we had dividends receivable from I-45 SLF LLC of $2.2 million, which were included in dividends and interest receivables on the Consolidated Statements of Assets and Liabilities.

13.	SUBSEQUENT EVENTS

On July 2, 2018, CSWC paid total dividends of $14.5 million, or $0.89 per share, which consisted of regular dividends declared on June 1, 2018 in the amount of $4.7 million, or $0.29 per share, and supplemental dividends declared on June 7, 2018 in the amount of $9.8 million, or $0.60 per share.

From July 1, 2018 through August 3, 2018, the Company sold 419,508 of the December 2022 Notes for an aggregate principal amount of approximately $10.5 million pursuant to the ATM debt distribution agreement. Since inception of the ATM program through August 3, 2018, the Company has sold 474,950 of the December 2022 Notes for an aggregate principal amount of approximately $11.9 million.

14.	SUMMARY OF PER SHARE INFORMATION

The following presents a summary of per share data for the three months ended June 30, 2018 and 2017 (share amounts presented in thousands).

	Three Months Ended June 30,
	2018	2017
Per Share Data:
Investment income[1]	$0.69	$0.48
Operating expenses[1]	(0.38)	(0.26)
Income taxes[1]	(0.02)	(0.01)

Net investment income[1]	0.29	0.21
Net realized gain[1]	1.16	0.04
Net change in unrealized appreciation of investments, net of tax[1]	(0.73)	0.09

Total increase from investment operations	0.72	0.34

Dividends to shareholders	(0.89)	(0.21)
Spin-off Compensation Plan distribution, net of tax	—	(0.01)
Exercise of employee stock options[2]	(0.09)	—
Share based compensation expense	0.03	0.02
Other[4]	0.02	0.02

(Decrease) increase in net asset value	(0.21)	0.16
Net asset value
Beginning of period	19.08	17.80

End of period	$18.87	$17.96

	Three Months Ended June 30,
	2018	2017
Ratios and Supplemental Data
Ratio of operating expenses, excluding interest expense, to average net assets[5]	1.21%	1.19%
Ratio of net investment income to average net assets[5]	1.50%	1.20%
Portfolio turnover	16.19%	8.02%
Total investment return[5,6]	11.63%	(3.67)%
Total return based on change in NAV[5,7]	3.56%	2.08%
Per share market value at the end of the period	$18.11	$16.08
Weighted-average common shares outstanding	16,180	16,010
Weighted-average fully diluted shares outstanding	16,201	16,072
Common shares outstanding at end of period	16,293	16,006

[1]	Based on weighted average of common shares outstanding for the period.
[2]	Net decrease is due to the exercise of employee stock options at prices less than beginning of period NAV.
[3]	Reflects impact of the different share amounts as a result of issuance or forfeiture of restricted stock during the period.
[4]

Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted-average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end.

[5]	Not annualized.
[6]

Total investment return based on purchase of stock at the current market price on the first day and a sale at the current market price on the last day of each period reported on the table and assumes reinvestment of dividends at prices obtained by CSWC’s dividend reinvestment plan during the period. The return does not reflect any sales load that may be paid by an investor.

[7]

Total return based on change in NAV was calculated using the sum of ending NAV plus dividends to shareholders and other non-operating changes during the period, as divided by the beginning NAV, and has not been annualized.

15.	SIGNIFICANT SUBSIDIARIES

Media Recovery, Inc.

Media Recovery, Inc., dba SpotSee Holdings, through its subsidiary, ShockWatch, provides solutions that currently enable over 3,000 customers and some 200 partners in 62 countries to detect mishandling that causes product damage and spoilage during transport and storage. The ShockWatch product portfolio includes impact, tilt, temperature, vibration, and humidity detection systems and is widely used in the energy, transportation, aerospace, defense, food, pharmaceutical, medical device, consumer goods and manufacturing sectors.

At June 30, 2018, the value of Media Recovery, Inc. represented 9.9% of our total assets. Below is certain selected key financial data from its Balance Sheet at June 30, 2018 and March 31, 2018 and Income Statement for the three months ended June 30, 2018 and 2017 (amounts in thousands).

	June 30, 2018	March 31, 2018
Current Assets	$8,023	$8,391
Non-Current Assets	23,631	24,727
Current Liabilities	2,268	2,559
Non-Current Liabilities	2,261	2,228

	Three months ended
	June 30, 2018	June 30, 2017
Revenue	$5,651	$4,995
Income (loss) from continuing operations	(433)	291
Net income	(433)	291

I-45 SLF LLC

In September 2015, we entered into an LLC agreement with Main Street Capital to form I-45 SLF LLC. I-45 SLF LLC began investing in UMM syndicated senior secured loans during the quarter ended December 31, 2015. The initial equity capital commitment to I-45 SLF LLC totaled $85.0 million, consisting of $68.0 million from CSWC and $17.0 million from Main Street Capital. Approximately $81.0 million was funded as of June 30, 2018, relating to these commitments, of which $64.8 million was from CSWC. As of June 30, 2018, CSWC has unfunded equity commitments outstanding of $3.2 million. CSWC owns 80% of I-45 SLF LLC and has a profits interest of 75.6%, while Main Street Capital owns 20% and has a profits interest of 24.4%. I-45 SLF LLC’s Board of Managers makes all investment and operational decisions for the fund, and consists of equal representation from CSWC and Main Street Capital.

As of June 30, 2018 and March 31, 2018, I-45 SLF LLC had total assets of $244.9 million and $233.4 million, respectively. I-45 SLF LLC had approximately $228.5 million and $220.8 million of credit investments at fair value as of June 30, 2018 and March 31, 2018, respectively. The portfolio companies in I-45 SLF LLC are in industries similar to those in which CSWC may invest directly. As of June 30, 2018, approximately $8.5 million of the credit investments were unsettled trades. During the three months ended June 30, 2018, I-45 SLF declared a total dividend of $2.9 million of which $2.2 million was paid to CSWC in July 2018.

Additionally, I-45 SLF LLC closed on a $75.0 million 5-year senior secured credit facility (the “I-45 credit facility”) in November 2015. This facility includes an accordion feature which will allow I-45 SLF LLC to achieve leverage of approximately 2x debt-to-equity. Borrowings under the facility are secured by all of the assets of I-45 SLF LLC and bear interest at a rate equal to LIBOR plus 2.5% per annum. During the year ended March 31, 2017, I-45 SLF LLC increased debt commitments outstanding by an additional $90.0 million by adding three additional lenders to the syndicate, bringing total debt commitments to $165.0 million. In July 2017, the I-45 credit facility was amended to extend the maturity to July 2022. Additionally, the amendment reduced the interest rate on borrowings to LIBOR plus 2.4% per annum. Under the I-45 credit facility, $150.0 million has been drawn as of June 30, 2018.

Below is a summary of I-45 SLF LLC’s portfolio, followed by a listing of the individual loans in I-45 SLF LLC’s portfolio as of June 30, 2018 and March 31, 2018:

I-45 SLF LLC Loan Portfolio as of June 30, 2018

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate[1]	Principal	Cost	Fair Value[2]
AAC Holdings, Inc.	Healthcare services	First Lien	6/30/2023	L+6.75% (Floor 1.00%)	$7,519,842	$7,373,759	$7,632,639

American Scaffold Holdings, Inc.	Aerospace & defense	First Lien	3/31/2022	L+6.50% (Floor 1.00%)	2,737,500	2,710,946	2,723,813

American Teleconferencing Services, Ltd.	Telecommunications	First Lien	12/8/2021	L+6.50% (Floor 1.00%)	7,185,875	6,865,440	6,983,772

Ansira Holdings, Inc.[3]	Business services	First Lien	12/20/2022	L+5.75% (Floor 1.00%)	4,193,497	4,164,407	4,183,014

		Delayed Draw	12/20/2022	L+5.75% (Floor 1.00%)	29,146	27,355	29,073

ATI Investment Sub, Inc.	Technology products & components	First Lien	6/22/2021	L+7.25% (Floor 1.00%)	3,432,227	3,383,064	3,427,937

ATX Canada Acquisitionco Inc.	Technology products & components	First Lien	6/11/2021	L+6.00% (Floor 1.00%)	4,753,516	4,721,586	4,503,957

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate[1]	Principal	Cost	Fair Value[2]
Beaver-Visitec International Holdings, Inc.	Healthcare products	First Lien	8/21/2023	L+5.00% (Floor 1.00%)	$4,912,500	$4,875,953	$4,937,063

BW NHHC Holdco Inc.	Healthcare	First Lien	5/15/2025	L+5.00%	3,000,000	2,955,598	2,955,598

California Pizza Kitchen, Inc.	Restaurants	First Lien	8/23/2022	L+6.00% (Floor 1.00%)	6,882,425	6,848,386	6,755,100

Chloe Ox Parent, LLC (Censeo Health)	Healthcare services	First Lien	12/23/2024	L+4.50% (Floor 1.00%)	5,187,000	5,138,491	5,199,968

CMN.com, LLC	Consumer services	First Lien	11/3/2021	L+6.00% (Floor 1.00%)	8,729,438	8,639,334	8,729,438

Digital River, Inc.	Software & IT services	First Lien	2/12/2021	L+6.00% (Floor 1.00%)	8,002,967	7,995,794	7,992,964

Go Wireless Holdings, Inc.	Retail	First Lien	12/22/2024	L+6.50% (Floor 1.00%)	6,825,000	6,761,359	6,773,813

The Hoover Group, Inc.	Energy services (Midstream)	First Lien	1/28/2021	L+7.25% (Floor 1.00%)	1,619,157	1,567,578	1,578,678

Hunter Defense Technologies, Inc.	Aerospace & defense	First Lien	3/29/2023	L+7.00% (Floor 1.00%)	6,500,000	6,374,775	6,374,775

iEnergizer Limited	Business services	First Lien	5/1/2019	L+6.00% (Floor 1.25%)	6,008,290	5,916,995	6,008,290

Imagine! Print Solutions, LLC	Media, marketing & entertainment	Second Lien	6/21/2023	L+8.75% (Floor 1.00%)	3,000,000	2,962,445	2,625,000

InfoGroup Inc.	Software & IT services	First Lien	4/3/2023	L+5.00% (Floor 1.50%)	2,962,500	2,938,836	2,921,766

Integro Parent Inc.	Business services	First Lien	10/31/2022	L+5.75% (Floor 1.00%)	4,876,424	4,763,221	4,864,233

Isagenix International, LLC	Healthcare products	First Lien	6/14/2025	L+5.75% (Floor 1.00%)	2,142,858	2,121,515	2,148,215

JAB Wireless, Inc.	Telecommunications	First Lien	5/2/2023	L+8.00% (Floor 1.00%)	7,980,000	7,902,823	7,902,823

Lift Brands, Inc.	Consumer services	First Lien	4/16/2023	L+7.00% (Floor 1.00%)	4,987,500	4,925,475	4,925,475

LOGIX Holdings Company, LLC	Telecommunications	First Lien	12/22/2024	L+5.75% (Floor 1.00%)	4,516,892	4,474,991	4,539,476

LSF9 Atlantis Holdings, LLC	Telecommunications	First Lien	5/1/2023	L+6.00% (Floor 1.00%)	6,825,000	6,769,616	6,769,547

Lulu’s Fashion Lounge, LLC	Consumer products & retail	First Lien	8/23/2022	L+7.00% (Floor 1.00%)	4,289,772	4,176,335	4,418,465

NBG Acquisition, Inc.	Wholesale	First Lien	4/26/2024	L+5.50% (Floor 1.00%)	2,943,750	2,894,757	2,943,750

New Era Technology, Inc.[4]	Software & IT services	First Lien	6/22/2023	L+6.50% (Floor 1.00%)	3,323,308	3,256,842	3,256,842

		Delayed Draw	6/22/2023	L+6.50% (Floor 1.00%)	—	(5,113)	—

New Media Holdings II LLC	Media, marketing & entertainment	First Lien	7/14/2022	L+6.25% (Floor 1.00%)	8,800,375	8,779,992	8,869,150

Peraton Corp. (fka MHVC Acquisition Corp.)	Aerospace & defense	First Lien	4/29/2024	L+5.25% (Floor 1.00%)	4,947,519	4,926,849	4,976,907

Pet Supermarket, Inc.	Consumer products & retail	First Lien	7/5/2022	L+5.50% (Floor 1.00%)	4,879,807	4,847,089	4,831,009

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate[1]	Principal	Cost	Fair Value[2]
Polycom, Inc.	Telecommunications	First Lien	9/27/2023	L+5.25% (Floor 1.00%)	$5,191,083	$5,191,083	$5,202,452

PT Network, LLC[5]	Healthcare products	First Lien	11/30/2021	L+6.50% (Floor 1.00%)	4,414,015	4,414,015	4,414,015

		Delayed Draw	11/30/2021	L+6.50% (Floor 1.00%)	—	—	—

Solaray, LLC[6]	Consumer services	First Lien	9/8/2023	L+6.50% (Floor 1.00%)	6,292,235	6,249,292	6,292,235

		Delayed Draw	9/8/2023	L+6.50% (Floor 1.00%)	2,088,104	2,072,841	2,088,104

Standard Media Group LLC	Media, marketing & entertainment	Second Lien	6/22/2026	L+8.25% (Floor 1.00%)	2,325,000	2,284,500	2,325,000

Tacala, LLC	Consumer products & retail	Second Lien	1/30/2026	L+7.00%	3,000,000	2,985,562	3,015,000

Teleguam Holdings , LLC	Telecommunications	Second Lien	4/12/2024	L+8.50% (Floor 1.00%)	2,000,000	1,965,239	2,015,000

Terra Millennium Corporation	Industrial products	First Lien	10/31/2022	L+6.25% (Floor 1.00%)	7,726,019	7,669,026	7,783,964

TestEquity, LLC	Capital equipment	First Lien	4/28/2022	L+5.50% (Floor 1.00%)	4,940,199	4,901,853	4,935,259

TGP Holdings III LLC	Durable consumer goods	Second Lien	9/25/2025	L+8.50% (Floor 1.00%)	2,500,000	2,465,976	2,537,500

Time Manufacturing Acquisition	Capital equipment	First Lien	2/3/2023	L+5.00% (Floor 1.00%)	4,935,025	4,898,223	4,922,688

Turning Point Brands, Inc.	Consumer products & retail	Second Lien	5/7/2024	L+7.00% (Floor 1.00%)	3,000,000	2,970,958	3,060,000

UniTek Global Services, Inc.	Telecommunications	First Lien	1/13/2019	L+8.50% (Floor 1.00%)	4,334,148	4,334,148	4,334,148

		First Lien	7/30/2023[7]	L+5.50% (Floor 1.00%)[7]	3,000,000	2,925,000	2,925,069

U.S. TelePacific Corp.	Telecommunications	First Lien	5/2/2023	L+5.00% (Floor 1.00%)	7,359,732	7,274,443	7,260,854

VIP Cinema Holdings, Inc.	Hotel, gaming & leisure	First Lien	3/1/2023	L+6.00% (Floor 1.00%)	4,687,500	4,669,214	4,732,922

Wireless Vision Holdings, LLC	Telecommunications	First Lien	9/29/2022	L+8.50% (Floor 1.00%)	7,979,900	7,841,677	7,841,677

Total Investments						$227,169,543	$228,468,437

[1]

Represents the interest rate as of June 30, 2018. All interest rates are payable in cash, unless otherwise noted. The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) which reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime in effect at June 30, 2018. Certain investments are subject to a LIBOR or Prime interest rate floor.

[2]

Represents the fair value determined utilizing a similar process as the Company in accordance with ASC 820. However, the determination of such fair value is determined by the Board of Managers of I-45 SLF LLC. It is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.

[3]	The investment has approximately $0.2 million in an unfunded delayed draw commitment as of June 30, 2018.
[4]	The investment has approximately $0.3 million in an unfunded delayed draw commitment as of June 30, 2018.
[5]	The investment has approximately $2.1 million in an unfunded delayed draw commitment as of June 30, 2018.
[6]	The investment has approximately $0.6 million in an unfunded delayed draw commitment as of June 30, 2018.
[7]	Credit agreement is under on-going negotiations with the portfolio company and other lenders, as applicable.

I-45 SLF LLC Loan Portfolio as of March 31, 2018

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate[1]	Principal	Cost	Fair Value[2]
AAC Holdings, Inc.	Healthcare services	First Lien	6/30/2023	L+ 6.75% (Floor 1.00%)	$7,568,046	$7,413,688	$7,700,487

American Scaffold Holdings, Inc.	Aerospace & defense	First Lien	3/31/2022	L+6.50% (Floor 1.00%)	2,775,000	2,746,293	2,761,125

American Teleconferencing Services, Ltd.	Telecommunications	First Lien	12/8/2021	L+6.50% (Floor 1.00%)	7,287,370	6,938,866	7,285,548

Ansira Holdings, Inc.[3]	Business services	First Lien	12/20/2022	L+6.50% (Floor 1.00%)	3,878,182	3,847,470	3,868,486

		Delayed Draw	12/20/2022	L+6.50% (Floor 1.00%)	315,316	310,799	314,527
ATI Investment Sub, Inc.	Technology products & components	First Lien	6/22/2021	L+7.25% (Floor 1.00%)	3,557,227	3,503,722	3,552,781

ATX Canada Acquisitionco Inc.	Technology products & components	First Lien	6/11/2021	L+6.00% (Floor 1.00%)	4,836,742	4,801,504	4,498,170

Beaver-Visitec International Holdings, Inc.	Healthcare products	First Lien	8/21/2023	L+5.00% (Floor 1.00%)	4,925,000	4,886,584	4,949,625
California Pizza Kitchen, Inc.	Restaurants	First Lien	8/23/2022	L+6.00% (Floor 1.00%)	6,899,937	6,863,761	6,775,739
Chloe Ox Parent, LLC (Censeo Health)	Healthcare services	First Lien	12/31/2024	L+5.00% (Floor 1.00%)	5,200,000	5,149,500	5,265,000

CMN.com, LLC	Consumer services	First Lien	11/3/2021	L+6.00% (Floor 1.00%)	8,742,126	8,645,306	8,742,126

Digital River, Inc.	Software & IT services	First Lien	2/12/2021	L+6.50% (Floor 1.00%)	8,002,967	7,995,112	8,002,967
Go Wireless Holdings, Inc.	Retail	First Lien	12/31/2024	L+6.50% (Floor 1.00%)	6,912,500	6,845,573	6,903,859

Highline Aftermarket Acquisition, LLC	Automobile	First Lien	3/17/2024	L+4.25% (Floor 1.00%)	2,856,595	2,844,340	2,860,166

Hunter Defense Technologies, Inc.	Aerospace & defense	First Lien	3/29/2023	L+7.00% (Floor 1.00%)	6,500,000	6,370,152	6,370,152
iEnergizer Limited	Business services	First Lien	5/1/2019	L+6.00% (Floor 1.25%)	6,550,375	6,421,048	6,558,563

Imagine! Print Solutions, LLC	Media, marketing & entertainment	Second Lien	6/21/2023	L+8.75% (Floor 1.00%)	3,000,000	2,960,563	2,760,000

InfoGroup Inc.	Software & IT services	First Lien	4/3/2023	L+5.00% (Floor 1.50%)	2,970,000	2,945,028	2,957,021

Integro Parent Inc.	Business services	First Lien	10/31/2022	L+5.75% (Floor 1.00%)	4,888,924	4,768,810	4,888,924

iPayment Holdings, Inc.	Financial services	First Lien	4/11/2023	L+5.00% (Floor 1.50%)	4,987,500	4,987,500	5,049,844

KeyPoint Government Solutions, Inc.	Business services	First Lien	4/18/2024	L+6.00% (Floor 1.00%)	4,750,000	4,708,981	4,750,000

LOGIX Holdings Company, LLC	Telecommunications	First Lien	12/22/2024	L+5.75% (Floor 1.00%)	4,528,716	4,484,992	4,551,360
LSF9 Atlantis Holdings, LLC	Telecommunications	First Lien	5/1/2023	L+6.00% (Floor 1.00%)	6,868,750	6,810,137	6,854,429

Lulu’s Fashion Lounge, LLC	Consumer products & retail	First Lien	8/23/2022	L+7.00% (Floor 1.00%)	4,374,999	4,254,636	4,506,249

NBG Acquisition, Inc.	Wholesale	First Lien	4/26/2024	L+5.50% (Floor 1.00%)	2,962,500	2,911,071	2,973,609

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate[1]	Principal	Cost	Fair Value[2]
New Media Holdings II LLC	Media, marketing & entertainment	First Lien	7/14/2022	L+6.25% (Floor 1.00%)	$8,822,598	$8,799,522	$8,880,518

Peraton Corp. (fka MHVC Acquisition Corp.)	Aerospace & defense	First Lien	4/29/2024	L+5.25% (Floor 1.00%)	4,960,013	4,938,405	5,022,013

Pet Supermarket, Inc.	Consumer products & retail	First Lien	7/5/2022	L+5.50% (Floor 1.00%)	4,925,000	4,889,928	4,900,375

Polycom, Inc.	Telecommunications	First Lien	9/27/2023	L+5.25% (Floor 1.00%)	5,234,833	5,234,833	5,287,182

Prepaid Legal Services, Inc.	Consumer services	First Lien	7/1/2019	L+5.25% (Floor 1.25%)	3,860,938	3,859,187	3,860,938

		Second Lien	7/1/2020	L+9.00% (Floor 1.25%)	405,000	398,614	405,000

PT Network, LLC[4]	Healthcare products	First Lien	11/30/2021	L+6.50% (Floor 1.00%)	4,425,133	4,425,133	4,425,133

Redwood Ahead Acquisition, LLC	Business services	First Lien	11/2/2020	L+ 6.50%	2,811,484	2,767,547	2,829,056

Solaray, LLC[5]	Consumer services	First Lien	9/8/2023	L+6.50% (Floor 1.00%)	6,308,205	6,263,089	6,308,205

		Delayed Draw	9/8/2023	L+6.50% (Floor 1.00%)	1,784,890	1,768,866	1,784,890

Tacala, LLC	Consumer products & retail	Second Lien	1/31/2026	L+7.00%	3,000,000	2,985,089	3,063,765

Teleguam Holdings , LLC	Telecommunications	Second Lien	4/12/2024	L+8.50% (Floor 1.00%)	2,000,000	1,963,812	2,015,000

Terra Millennium Corporation	Industrial products	First Lien	10/31/2022	L+6.25% (Floor 1.00%)	7,776,019	7,715,978	7,834,339

TestEquity, LLC	Capital equipment	First Lien	4/28/2022	L+5.50% (Floor 1.00%)	4,952,674	4,911,727	4,952,674

TGP Holdings III LLC[6]	Durable consumer goods	First Lien	9/25/2024	L+5.00% (Floor 1.00%)	1,720,169	1,701,604	1,736,296

		Second Lien	9/25/2025	L+8.50% (Floor 1.00%)	2,500,000	2,464,804	2,537,500
Time Manufacturing Acquisition	Capital equipment	First Lien	2/3/2023	L+5.00% (Floor 1.00%)	4,947,519	4,908,622	4,935,150

Turning Point Brands, Inc.	Consumer products & retail	Second Lien	3/7/2024	L+7.00% (Floor 1.00%)	3,000,000	2,970,120	3,060,000

UniTek Global Services, Inc.	Telecommunications	First Lien	1/13/2019	L+8.50% (Floor 1.00%)	4,584,809	4,584,809	4,584,809
US Joiner Holding Company (IMECO and RAACI)	Transportation & logistics	First Lien	4/16/2020	L+6.00% (Floor 1.00%)	4,459,182	4,425,102	4,436,886

U.S. TelePacific Corp.	Telecommunications	First Lien	5/2/2023	L+5.00% (Floor 1.00%)	7,643,991	7,550,843	7,441,425

VIP Cinema Holdings, Inc.	Hotel, gaming & leisure	First Lien	3/1/2023	L+6.00% (Floor 1.00%)	4,750,000	4,730,480	4,804,934

Total Investments						$218,673,550	$220,806,845

[1]

Represents the interest rate as of March 31, 2018. All interest rates are payable in cash, unless otherwise noted. The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) which reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime in effect at March 31, 2018. Certain investments are subject to a LIBOR or Prime interest rate floor.

[2]

Represents the fair value determined utilizing a similar process as the Company in accordance with ASC 820. However, the determination of such fair value is determined by the Board of Managers of the Joint Venture. It is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.

[3]	The investment has approximately $0.3 million in an unfunded delayed draw commitment as of March 31, 2018.
[4]	The investment has approximately $2.1 million in an unfunded delayed draw commitment as of March 31, 2018.
[5]	The investment has approximately $0.9 million in an unfunded delayed draw commitment as of March 31, 2018.
[6]	The investment has approximately $0.3 million in an unfunded delayed draw commitment as of March 31, 2018.

Below is certain summarized financial information for I-45 SLF LLC as of June 30, 2018 and March 31, 2018 and for the three months ended June 30, 2018 and June 30, 2017 (amounts in thousands):

	June 30, 2018	March 31, 2018
Selected Balance Sheet Information:
Investments, at fair value (cost $227,169 and $218,674)	$228,468	$220,807
Cash and cash equivalents	11,723	9,317
Due from broker	2,006	330
Deferred financing costs and other assets	1,986	2,111
Interest receivable	746	813

Total assets	$244,929	$233,378

Senior credit facility payable	150,000	$143,000
Payable for unsettled transactions	8,466	3,213
Other liabilities	3,128	3,119

Total liabilities	$161,594	$149,332
Members’ equity	83,335	84,046

Total liabilities and net assets	$244,929	$233,378

	Three Months Ended
	June 30, 2018	June 30, 2017
Selected Statement of Operations Information:
Total revenues	$4,871	$3,951
Total expenses	(2,062)	(1,552)

Net investment income	2,809	2,399
Net unrealized appreciation	(834)	221
Net realized gains	197	614

Net increase in members’ equity resulting from operations	$2,172	$3,234

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

Consolidated Schedule of Investments in and Advances to Affiliates (Unaudited)

Three Months Ended June 30, 2018

(amounts in thousands)

Portfolio Company	Type of Investment(1)	Amount of Interest or Dividends Credited in Income(2)	Fair Value at March 31, 2018	Amount of Realized Gain/(Loss)	Amount of Unrealized Gain/ (Loss)	Gross Additions(3)	Fair Value at Gross Reductions(4)	Fair Value at June 30, 2018
Control Investments
I-45 SLF LLC	80% LLC equity interest	$2,180	$67,113	$—	$(538)	$—	$—	$66,575
Prism Spectrum Holdings, LLC	First lien	133	4,241	—	6	2	—	4,249
	Revolving loan	27	490	—	24	723	(500)	737
	57.25 Class A units	—	1,692	—		—	—	1,692
Media Recovery, Inc.	800,000 shares Series A Convertible Preferred Stock, convertible into 800,000 shares common stock	119	6,371	—	252	—	—	6,623
	4,000,002 shares common stock	685	36,751	—	1,453	—	—	38,204
TitanLiner, Inc.	1,189,609 shares Series B convertible preferred stock (6% PIK)	29	11,362	6,913	(8,436)	29	(9,868)	—
	339,277 shares Series A convertible preferred stock	—	11,928	11,706	(8,724)	—	(14,910)	—

Total Control Investments		$3,173	$139,948	$18,619	$(15,963)	$754	$(25,278)	$118,080

Affiliate Investments
Chandler Signs, LLC	Senior subordinated debt (12.00% cash)	$152	$4,376	$—	$(76)	$15	$—	$4,315
	1,500,000 units of Class A-1 common stock	—	1,934	—	(641)	—	—	1,293
Elite SEM, Inc.	First lien	568	17,500	—	79	2,421	—	20,000
	1,173 Preferred units; 1,173 Class A Common units	38	1,879	—	(87)	149	—	1,941

Portfolio Company	Type of Investment(1)	Amount of Interest or Dividends Credited in Income(2)	Fair Value at March 31, 2018	Amount of Realized Gain/(Loss)	Amount of Unrealized Gain/ (Loss)	Gross Additions(3)	Fair Value at Gross Reductions(4)	Fair Value at June 30, 2018
ITA Holdings Group, LLC	First lien	$281	$9,314	$—	$3	$7	$(59)	$9,265
	First lien - Term Loan B	2	—	—	2	1,961	—	1,963
	Revolving loan	6	—	—	21	537	(250)	308
	Delayed draw term loan	43	1,470	—	1	1	—	1,472
	9.25% Class A membership interest	—	1,500	—	—	—	—	1,500
Zenfolio Inc.	First lien	396	13,325	—	28	13	(34)	13,332
	Revolving loan	4	—	—	(1)	1	—	—
	190 shares of common stock	—	1,900	—	—	—	—	1,900

Total Affiliate Investments		$1,490	$53,198	$—	$(671)	$5,105	$(343)	$57,289

Total Control & Affiliate Investments		$4,663	$193,146	$18,619	$(16,634)	$5,859	$(25,621)	$175,369

(1)	The principal amount and ownership detail as shown in the Consolidated Schedules of Investments.
(2)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in the Control or Affiliate categories, respectively.
(3)

Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on investments, accrued PIK interest, and accretion of OID. Gross additions also include movement of an existing portfolio company into this category and out of a different category.

(4)

Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include movement of an existing portfolio company out of this category and into a different category.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders

Capital Southwest Corporation

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Capital Southwest Corporation and Subsidiaries (the Company) as of March 31, 2018, and the related consolidated statements of operations, changes in net assets and cash flows for the year then ended, the related notes to the consolidated financial statements, and the Schedule of Investments in and Advances to Affiliates of the Company listed in Schedule 12-14 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2018, and the results of its operations and its cash flows for the year ended March 31, 2018 in conformity with accounting principles generally accepted in the United States of America, and in our opinion, the related Schedule of Investments in and Advances to Affiliates, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the Company’s internal control over financial reporting as of March 31, 2018, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013, and our report dated June 5, 2018, expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of March 31, 2018, by correspondence with the custodians, portfolio companies or agents or by other appropriate procedures where replies from custodians, portfolio companies or agents were not received. We believe that our audit provides a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the Company’s auditor since 2017.

Chicago, Illinois

June 5, 2018

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders

Capital Southwest Corporation

Opinion on the Internal Control Over Financial Reporting

We have audited Capital Southwest Corporation and Subsidiaries’ (the Company) internal control over financial reporting as of March 31, 2018, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of March 31, 2018, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated statements of assets and liabilities, including the consolidated schedules of investments, of the Company as of March 31, 2018, and the related consolidated statements of operations, changes in net assets and cash flows for the year then ended, the related notes to the consolidated financial statements, and our report dated June 5, 2018 expressed an unqualified opinion.

Basis for Opinion

The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

Definition and Limitations of Internal Control Over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ RSM US LLP

Chicago, Illinois

June 5, 2018

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

Capital Southwest Corporation

We have audited the accompanying consolidated statements of assets and liabilities of Capital Southwest Corporation (a Texas corporation) and subsidiaries (the “Company”), including the consolidated schedules of investments, as of March 31, 2017, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the two years in the period ended March 31, 2017 and the selected per share data and ratios for each of the four years in the period ended March 31, 2017. Our audits of the basic consolidated financial statements included the Schedule of Investments In and Advances to Affiliates listed in the index appearing under Item 15(2). These financial statements, per share data and ratios, and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements, per share data and ratios, and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements, including the consolidated schedules of investments, referred to above present fairly, in all material respects, the financial position of Capital Southwest Corporation and subsidiaries as of March 31, 2017, and the results of their operations, changes in their net assets and their cash flows for each of the two years in the period ended March 31, 2017, and the selected per share data and ratios for each of the four years in the period ended March 31, 2017, in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/ Grant Thornton LLP

Dallas, Texas

June 1, 2017

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(In thousands except share and per share data)

	March 31, 2018	March 31, 2017
Assets
Investments at fair value:
Non-control/Non-affiliate investments (Cost: $200,981 and $172,437, respectively)	$199,949	$175,731
Affiliate investments (Cost: $51,648 and $5,925, respectively)	53,198	7,138
Control investments (Cost: $82,768 and $72,178, respectively)	139,948	104,011

Total investments (Cost: $335,397 and $250,540, respectively)	393,095	286,880
Cash and cash equivalents	7,907	22,386
Receivables:
Dividends and interest	5,219	3,137
Escrow	119	545
Other	447	626
Income tax receivable	109	—
Deferred tax asset	2,050	2,017
Debt issuance costs (net of accumulated amortization of $1,041 and $366, respectively)	2,575	2,137
Other assets	5,969	8,024

Total assets	$417,490	$325,752

Liabilities
Notes (Par value: $57,500 and $ -, respectively)	$55,305	$—
Credit facility	40,000	25,000
Other liabilities	6,245	5,996
Dividends payable	4,525	7,191
Accrued restoration plan liability	2,937	2,170
Deferred income taxes	190	323

Total liabilities	109,202	40,680

Commitments and contingencies (Note 12)

Net Assets
Common stock, $0.25 par value per share: authorized, 25,000,000 shares; issued, 18,501,298 shares at March 31, 2018 and 18,350,808 shares at March 31, 2017	4,625	4,588
Additional capital	260,713	261,472
Accumulated net investment income (loss)	6,147	(1,457)
Accumulated net realized gain	3,231	8,390
Unrealized appreciation on investments, net of income taxes	57,509	36,016
Treasury stock - at cost, 2,339,512 shares	(23,937)	(23,937)

Total net assets	308,288	285,072

Total liabilities and net assets	$417,490	$325,752

Net asset value per share (16,161,786 shares outstanding at March 31, 2018 and 16,011,296 shares outstanding at March 31, 2017)	$19.08	$17.80

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands except share and per share data)

	Years Ended March 31,
	2018	2017	2016
Investment income
Interest income:
Non-control/Non-affiliate investments	$18,257	$11,739	$4,172
Affiliate investments	3,513	560	135
Control investments	82	116	237
Dividend income:
Non-control/Non-affiliate investments	—	20	—
Affiliate investments	127	163	—
Control investments	12,254	9,726	3,489
Interest income from cash and cash equivalents	21	166	386
Fees and other income	872	984	741

Total investment income	35,126	23,474	9,160

Operating expenses:
Compensation	7,013	6,330	7,310
Spin-off compensation plan	517	690	1,303
Share-based compensation	1,708	1,197	1,181
Interest	4,875	989	—
Professional fees	1,580	1,774	1,749
Net pension expense (benefit)	164	166	(99)
Spin-off professional fees	—	—	7,040
General and administrative	2,841	2,661	2,641

Total operating expenses	18,698	13,807	21,125

Income (loss) before taxes	16,428	9,667	(11,965)
Income tax expense (benefit)	195	1,779	(1,278)

Net investment income (loss)	$16,233	$7,888	$(10,687)

Realized gain (loss)
Non-control/Non-affiliate investments	1,492	3,992	(9,575)
Affiliate investments	90	3,876	(1,458)
Control investments	—	28	231

Total net realized gain (loss) on investments before income tax	1,582	7,896	(10,802)

Change in unrealized appreciation of investments
Non-control/Non-affiliate investments	(4,325)	(884)	5,585
Affiliate investments	337	184	2,860
Control investments	25,347	8,713	7,644
Income tax provision	133	(323)	—

Total net change in unrealized appreciation of investments, net of tax	21,492	7,690	16,089

Net realized and unrealized gains on investments	$23,074	$15,586	$5,287

Net increase (decrease) in net assets from operations	$39,307	$23,474	$(5,400)

Pre-tax net investment income (loss) per share – basic and diluted	$1.02	$0.61	$(0.76)

Net investment income (loss) per share – basic and diluted	$1.01	$0.50	$(0.68)

Net increase (decrease) in net assets from operations – basic and diluted	$2.45	$1.48	$(0.35)

Weighted average shares outstanding – basic	16,073,642	15,824,879	15,635,597

Weighted average shares outstanding – diluted	16,138,541	15,877,331	15,723,617

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(In thousands)

	Years Ended March 31,
	2018	2017	2016
Operations:
Net investment income (loss)	$16,233	$7,888	$(10,687)
Net realized gain (loss) on investments	1,582	7,896	(10,802)
Net change in unrealized appreciation on investments, net of tax	21,492	7,690	16,089

Net increase (decrease) in net assets from operations	39,307	23,474	(5,400)
Distributions from:
Undistributed net investment income	(12,905)	(8,132)	(625)
Realized gains	(3,015)	(4,428)	(1,544)
Taxes incurred on deemed capital gain distributions	—	—	(2,948)
Distributions of CSW Industrials, Inc.
Decrease in unrealized appreciation related to spin-off investments	—	—	(458,338)
Distribution from additional capital for spin-off	—	—	(26,279)
Spin-Off Compensation Plan distribution, net of tax of $-, $692 and $- for the years ended March 31, 2018, 2017 and 2016, respectively	(517)	(1,175)	(1,261)
Capital share transactions:
Change in restoration plan liability	(813)	(6)	—
Exercise of employee stock options	125	1,507	431
Share-based compensation expense	1,708	1,197	1,181
Common stock withheld for payroll taxes upon vesting of restricted stock	(86)	—	—
Repurchase of common stock	(588)	—	—

Increase (decrease) in net assets	23,216	12,437	(494,783)
Net assets, beginning of year	285,072	272,635	767,418

Net assets, end of year	$308,288	$285,072	$272,635

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Years Ended March 31,
	2018	2017	2016
Cash flows from operating activities
Net increase (decrease) in net assets from operations	$39,307	$23,474	$(5,400)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Purchases and originations of investments	(166,181)	(145,778)	(123,014)
Proceeds from sales and repayments of debt investments in portfolio companies	82,489	44,568	529
Proceeds from sales and return of capital of equity investments in portfolio companies	104	7,692	19,637
Payment of accreted original issue discounts	1,477	1,218	12
Depreciation and amortization	927	459	86
Net pension benefit	(46)	(41)	(308)
Realized (gain) loss on investments before income tax	(1,582)	(7,896)	10,802
Net change in unrealized appreciation on investments	(21,359)	(8,013)	(16,089)
Accretion of discounts on investments	(857)	(434)	(96)
Payment-in-kind interest and dividends	(306)	(63)	—
Stock option and restricted awards expense	1,708	1,197	1,181
Deferred income taxes	(537)	1,813	(363)
Changes in other assets and liabilities:
(Increase) decrease in dividend and interest receivable	(2,082)	(1,385)	(1,675)
Decrease (increase) in escrow receivables	426	2,860	(570)
Decrease (increase) in other receivables	180	(127)	1,173
(Increase) decrease in tax receivable	(109)	1,010	(915)
Decrease (increase) in other assets	1,958	(6,775)	(601)
Increase in other liabilities	620	602	165
Increase (decrease) in payable for unsettled transaction	—	(3,940)	3,940

Net cash used in operating activities	(63,863)	(89,559)	(111,506)

Cash flows from financing activities
Borrowings under credit facility	76,000	25,000	—
Repayments of credit facility	(61,000)	—	—
Debt issuance costs paid	(1,739)	(2,503)	—
Proceeds from notes	55,775	—	—
Taxes incurred on deemed capital gain distribution	—	—	(2,948)
Dividends to shareholders	(18,586)	(5,994)	(1,544)
Proceeds from exercise of employee stock options	125	1,507	431
Common stock withheld for payroll taxes upon vesting of restricted stock	(86)	—	—
Repurchase of common stock	(588)	—	—
Spin-off Compensation Plan distribution	(517)	(2,034)	(1,261)
Cash distribution to CSW Industrials, Inc.	—	—	(13,000)

Net cash provided by (used in) financing activities	49,384	15,976	(18,322)

Net decrease in cash and cash equivalents	(14,479)	(73,583)	(129,828)
Cash and cash equivalents at beginning of year	22,386	95,969	225,797

Cash and cash equivalents at end of year	$7,907	$22,386	$95,969

Supplemental cash flow disclosures:
Cash paid for income taxes	$708	$289	$2,948
Cash paid for interest	3,405	325	—
Supplemental disclosure of noncash financing activities:
Dividends declared, not yet paid	$4,525	$7,191	$625
Noncash adjustment to realized gain for escrow receivable	—	118	—
Cost of Investments spun-off[1]	—	—	6,981
Decrease in unrealized appreciation due to spin-off of CSWI[1]	—	—	458,338
Net pension assets[1]	—	—	9,687
Change in deferred tax liabilities[1]	—	—	3,391
Spin-off Compensation Plan distribution accrued, not yet paid	—	345	513

[1]	These non-cash items are related to the spin-off of CSW Industrials, Inc. at September 30, 2015.

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2018

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
Non-control/Non-affiliate Investments[5]
AAC HOLDINGS, INC.	First Lien	Healthcare services	L+6.75% (Floor 1.00%), Current Coupon 8.52%	6/30/2023	$9,321,875	$9,110,902	$9,485,008

AG KINGS HOLDINGS INC.[8]	First Lien	Food, agriculture & beverage	L+9.40% (Floor 1.00%), Current Coupon 11.21%	8/8/2021	9,650,000	9,507,562	9,437,700

ALLIANCE SPORTS GROUP, L.P.	Senior subordinated debt	Consumer products & retail	11.00%	2/1/2023	10,100,000	9,916,216	9,807,100

	2.65% membership interest		—	—	—	2,500,000	1,996,000

						12,416,216	11,803,100

AMERICAN TELECONFERENCING SERVICES, LTD.	First Lien	Telecommunications	L+6.50% (Floor 1.00%), Current Coupon 8.29%	12/8/2021	6,378,173	6,238,734	6,376,578

	Second Lien		L+9.50% (Floor 1.00%), Current Coupon 11.20%	6/6/2022	2,005,714	1,941,047	1,918,806

						8,179,781	8,295,384

AMWARE FULFILLMENT LLC[17]	First Lien	Distribution	L+12.00% (Floor 1.00%), Current Coupon 14.02%	5/21/2019	13,478,333	13,284,488	12,939,200

BINSWANGER HOLDING CORP.	First Lien	Distribution	L+8.00% (Floor 1.00%), Current Coupon 10.02%	3/9/2022	13,036,418	12,817,614	12,899,536

	900,000 shares of common stock		—	—	—	900,000	874,000

						13,717,614	13,773,536

CALIFORNIA PIZZA KITCHEN, INC.	First Lien	Restaurants	L+6.00% (Floor 1.00%), Current Coupon 7.88%	8/23/2022	4,925,000	4,886,550	4,836,350

CAPITAL PAWN HOLDINGS, LLC	First Lien	Consumer products & retail	L+9.50%, Current Coupon 11.19%	7/8/2020	12,922,365	12,669,652	12,767,297

CLICKBOOTH.COM, LLC	First Lien	Media, marketing & entertainment	L+8.50% (Floor 1.00%), Current Coupon 10.19%	12/5/2022	17,390,625	17,059,608	17,442,797

	Revolving Loan[15]		L+8.50% (Floor 1.00%)	12/5/2022	—	(18,719)	—

						17,040,889	17,442,797

The accompanying Notes are an integral part of these Consolidated Financial Statements.

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
DEEPWATER CORROSION SERVICES, INC.	127,004 shares of Series A convertible preferred stock	Energy services (upstream)	—	—	$—	$8,000,000	$4,629,000

DELPHI INTERMEDIATE HEALTHCO, LLC	First Lien	Healthcare services	L+7.50% (Floor 1.00%), Current Coupon 9.27%	10/3/2022	7,406,250	7,336,879	7,265,531

DIGITAL RIVER, INC.	First Lien	Software & IT services	L+6.50% (Floor 1.00%), Current Coupon 8.61%	2/12/2021	6,285,443	6,273,415	6,285,443

DUNN PAPER, INC.	Second Lien	Paper & forest products	L+8.75% (Floor 1.00%), Current Coupon 10.63%	8/26/2023	3,000,000	2,949,611	3,000,000

LGM PHARMA, LLC[13]	First Lien	Healthcare products	L+8.50% (Floor 1.00%), Current Coupon 10.17%	11/15/2022	9,975,000	9,787,481	9,955,050

	Delayed Draw Term Loan[18]		L+8.50% (Floor 1.00%), Current Coupon 10.29%	11/15/2022	1,300,000	1,274,815	1,297,400

	110,000 units of Class A common stock[9]		—	—	—	1,100,000	1,100,000

						12,162,296	12,352,450

LIGHTING RETROFIT INTERNATIONAL, LLC	First Lien	Environmental services	L+9.25% (Floor 1.00%), Current Coupon 10.94%	6/30/2022	14,625,000	14,487,144	14,361,750

	396,825 shares of Series B preferred stock		—	—	—	500,000	376,000

						14,987,144	14,737,750

PRE-PAID LEGAL SERVICES, INC.	Second Lien	Consumer services	L+9.00% (Floor 1.25%), Current Coupon 10.88%	7/1/2020	5,000,000	4,967,603	5,000,000

RESEARCH NOW GROUP, INC.	Second Lien	Business services	L+9.50% (Floor 1.00%), Current Coupon 11.28%	12/20/2025	10,500,000	9,778,956	9,817,500

RESTAURANT TECHNOLOGIES, INC.	Second Lien	Business services	L+8.75% (Floor 1.00%), Current Coupon 10.69%	11/23/2023	3,500,000	3,454,894	3,493,000

JVMC HOLDINGS CORP.[14]	First Lien	Financial services	L+8.02% (Floor 1.00%), Current Coupon 9.90%	5/5/2022	7,218,750	7,156,878	7,215,141

The accompanying Notes are an integral part of these Consolidated Financial Statements.

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
TAX ADVISORS GROUP, LLC[13]	Senior subordinated debt	Financial services	10.00% / 2.00% PIK	12/23/2022	$4,600,000	$4,517,884	$4,600,000

	143.3 Class A units[9]		—	—	—	541,176	886,000

						5,059,060	5,486,000

VISTAR MEDIA INC.	First Lien	Media, marketing & entertainment	L+10.00% (Floor 1.00%), Current Coupon 12.02%	2/16/2022	8,112,500	7,434,072	8,193,625

	Warrants (Expiration - February 17, 2027)		—	—	—	886,000	1,682,000

						8,320,072	9,875,625

WASTEWATER SPECIALTIES, LLC	First Lien[16]	Industrial services	L+12.25% (Floor 1.00%), Current Coupon 13.90%	4/18/2022	9,863,582	9,720,600	10,011,536

Total Non-control/Non-affiliate Investments						$200,981,062	$199,949,348

Affiliate Investments[6]

CHANDLER SIGNS, LLC[13]	Senior subordinated debt	Business services	12.00% / 1.00% PIK	7/4/2021	$4,511,259	$4,450,704	$4,375,922

	1,500,000 units of Class A-1 common stock[9]		—	—	—	1,500,000	1,934,000

						5,950,704	6,309,922

ELITE SEM, INC.[8]	First Lien	Media, marketing & entertainment	L+9.90% (Floor 1.00%), Current Coupon 12.10%	2/1/2022	17,500,000	17,103,533	17,500,000

	1,089 Preferred units		12% PIK	—	—	1,235,651	1,879,000

						18,339,184	19,379,000

ITA HOLDINGS GROUP, LLC[13]	First Lien	Transportation & logistics	L+8.50% (Floor 1.00%, Current Coupon 10.32%)	2/14/2023	9,500,000	9,313,995	9,313,995

	Revolving Loan[19]		L+8.50% (Floor 1.00%)	2/14/2023	—	(9,748)	—

	Delayed Draw Term Loan		L+8.50% (Floor 1.00%, Current Coupon 10.32%)	2/14/2023	1,500,000	1,470,378	1,470,378

	9.25% Class A Membership Interest[9]		—	—	—	1,500,000	1,500,000

						12,274,625	12,284,373

The accompanying Notes are an integral part of these Consolidated Financial Statements.

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
ZENFOLIO INC.	First Lien	Business services	L+9.00% (Floor 1.00%), Current Coupon 10.69%	7/17/2022	$13,432,500	$13,200,549	$13,325,040

	Revolving Loan[15]		L+9.00% (Floor 1.00%)	7/17/2022	—	(17,174)	—
	190 shares of common stock		—	—	—	1,900,000	1,900,000

						15,083,375	15,225,040

Total Affiliate Investments						$51,647,888	$53,198,335

Control Investments[7]

I-45 SLF LLC[9,10,11]	80% LLC equity interest	Multi-sector holdings	—	—	—	$64,800,000	$67,113,368

MEDIA RECOVERY, INC.[11]	800,000 shares of Series A convertible preferred stock	Industrial products	—	—	—	800,000	6,370,748

	4,000,002 shares of common stock		—	—	—	4,615,000	36,751,252

						5,415,000	43,122,000

PRISM SPECTRUM HOLDINGS, LLC[13]	First Lien	Environmental services	L+9.50% (Floor 2.25%), Current Coupon 11.75%	2/6/2023	4,325,177	4,240,522	4,240,522

	Revolving Loan[20]		L+9.50% (Floor 2.25%), Current Coupon 11.75%	2/6/2023	500,000	490,290	490,290

	57.25 Class A units[9]		—	—	—	1,691,674	1,691,674

						6,422,486	6,422,486

TITANLINER, INC.	1,189,609 shares of Series B convertible preferred stock	Energy services (upstream)	6% PIK	—	—	2,925,960	11,362,000

	339,277 shares of Series A convertible preferred stock		—	—	—	3,204,222	11,928,000

						6,130,182	23,290,000

Total Control Investments						$82,767,668	$139,947,854

TOTAL INVESTMENTS[12]						$335,396,618	$393,095,537

[1]	All debt investments are income-producing, unless otherwise noted. Equity investments are non-income producing, unless otherwise noted.
[2]	All of the Company’s investments, unless otherwise noted, are encumbered as security for the Company’s senior secured credit facility.
[3]

The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) and reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at March 31, 2018. Certain investments are subject to a LIBOR or Prime interest rate floor. Certain investments, as noted, accrue payment-in-kind (“PIK”) interest.

The accompanying Notes are an integral part of these Consolidated Financial Statements.

[4]

Investments are carried at fair value in accordance with the Investment Company Act of 1940 (the “1940 Act”) and Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 820, Fair Value Measurements and Disclosures. We determine in good faith the fair value of our Investment portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors. See Note 4 to the consolidated financial statements.

[5]

Non-Control/Non-Affiliate investments are generally defined by the 1940 Act as investments that are neither control investments nor affiliate investments. At March 31, 2018, approximately 50.9% of the Company’s investment assets were non-control/non-affiliate investments. The fair value of these investments as a percent of net assets is 64.9%.

[6]

Affiliate investments are generally defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as control investments. At March 31, 2018, approximately 13.5% of the Company’s investment assets were affiliate investments. The fair value of these investments as a percent of net assets is 17.3%.

[7]

Control investments are generally defined by the 1940 Act as investments in which more than 25% of the voting securities are owned or where greater than 50% of the board representation is maintained. At March 31, 2018, approximately 35.6% of the Company’s investment assets were control investments. The fair value of these investments as a percent of net assets is 45.4%.

[8]	The investment is structured as a first lien last out term loan.
[9]

Indicates assets that are considered “non-qualifying assets” under section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets. As of March 31, 2018, approximately 18.0% of the Company’s investment assets are non-qualifying assets.

[10]	The investment has approximately $3.2 million unfunded commitment as of March 31, 2018.
[11]	Income producing through dividends on distributions.
[12]

As of March 31, 2018, the cumulative gross unrealized appreciation for federal income tax purposes is approximately $62.4 million; cumulative gross unrealized depreciation for federal income tax purposes is $4.9 million. Cumulative net unrealized appreciation is $57.5 million, based on a tax cost of $335.6 million.

[13]

ITA Holdings Group, LLC membership interest, LGM Pharma, LLC Class A common stock, Prism Spectrum Holdings LLC Class A units, Tax Advisors Group, LLC Class A units and Chandler Signs, LP Class A-1 common stock are held through a wholly-owned taxable subsidiary.

[14]	The investment is structured as a first lien first out term loan.
[15]	The investment has approximately $2.0 million unfunded commitment as of March 31, 2018.
[16]	As of March 31, 2018, the investment is paying default interest at a rate of 3.0% per annum.
[17]	As of March 31, 2018, the investment is paying default interest at a rate of 2.5% per annum.
[18]	The investment has approximately $0.9 million unfunded commitment as of March 31, 2018.
[19]	The investment has approximately $2.0 million unfunded commitment as of March 31, 2018.
[20]	The investment has approximately $1.5 million unfunded commitment as of March 31, 2018.

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2017

Portfolio Company[1]	Type of Investment	Industry	Current Interest Rate[2]	Maturity	Principal	Cost	Fair Value[3]
Non-control/Non-affiliate Investments[4]
AG KINGS HOLDINGS[8]	First Lien	Food, agriculture & beverage	L+8.50% (Floor 1.00%)	8/10/2021	$9,900,000	$9,720,743	$9,900,000

AMERICAN TELECONFERENCING	First Lien	Telecommunications	L+6.50% (Floor 1.00%)	12/8/2021	6,733,503	6,559,616	6,720,709

	Second Lien		L+9.50% (Floor 1.00%)	6/6/2022	2,005,714	1,929,670	1,965,600

AMWARE FULFILLMENT	First Lien	Distribution	L+9.50% (Floor 1.00%)	5/21/2019	13,065,000	12,858,885	12,934,350

ARGON MEDICAL DEVICES	Second Lien	Healthcare products	L+9.50% (Floor 1.00%)	6/23/2022	5,000,000	4,871,024	5,000,000

BINSWANGER CORP.	First Lien	Consumer products & retail	L+8.00% (Floor 1.00%)	3/9/2022	13,251,760	12,988,847	12,988,848

	900,000 shares of common stock					900,000	900,000

						13,888,847	13,888,848

CALIFORNIA PIZZA KITCHEN	First Lien	Restaurants	L+6.00% (Floor 1.00%)	8/23/2022	4,975,000	4,929,234	4,975,995

CAST AND CREW PAYROLL, LLC	Second Lien	Media, marketing & entertainment	L+7.75% (Floor 1.00%)	8/12/2023	3,705,263	3,685,537	3,671,916

DEEPWATER CORROSION SERVICES, INC.	127,004 shares of Series A convertible preferred stock	Energy services (upstream)	—	—	—	8,000,000	9,956,000

DIGITAL RIVER, INC.	First Lien	Software & IT services	L+6.50% (Floor 1.00%)	2/12/2021	7,032,285	7,001,500	7,067,446

DIGITAL ROOM INC.	Second Lien	Paper & forest products	L+10.00% (Floor 1.00%)	5/21/2023	7,000,000	6,864,682	6,864,682

DUNN PAPER, INC.	Second Lien	Paper & forest products	L+8.75% (Floor 1.00%)	8/26/2023	3,000,000	2,942,972	2,970,000

ELITE SEM, INC.[8]	First Lien	Media, marketing & entertainment	L+8.50% (Floor 1.00%)	2/1/2022	12,150,000	11,864,161	11,864,161

	1,000 Preferred units		12% PIK	—	—	1,019,667	1,020,000

						12,883,828	12,884,161

IMAGINE! PRINT SOLUTIONS, INC.	First Lien	Media, marketing & entertainment	L+6.00% (Floor 1.00%)	3/30/2022	4,853,233	4,800,146	4,913,898

INFOGROUP INC.	First Lien	Software & IT services	L+5.50% (Floor 1.50%)	5/26/2018	4,895,007	4,822,951	4,890,112

LIGHTING RETROFIT INTERNATIONAL	First Lien	Environmental services	L+9.75% (Floor 0.5%)	9/28/2021	10,222,222	10,126,394	10,126,394

LTI HOLDINGS, INC.	Second Lien	Industrial products	L+9.25% (Floor 1.00%)	4/17/2023	7,000,000	6,853,685	6,825,000
The accompanying Notes are an integral part of these Consolidated Financial Statements.

Portfolio Company[1]	Type of Investment	Industry	Current Interest Rate[2]	Maturity	Principal	Cost	Fair Value[3]
PREPAID LEGAL SERVICES, INC.	Second Lien	Consumer services	L+9.00% (Floor 1.25%)	7/1/2020	$5,000,000	$4,955,404	$5,029,000

REDBOX AUTOMATED RETAIL	First Lien	Gaming & leisure	L+7.50% (Floor 1.00%)	9/27/2021	8,750,000	8,505,558	8,761,375

RESEARCH NOW GROUP, INC.	Second Lien	Business services	L+8.75% (Floor 1.00%)	3/18/2022	7,000,000	6,918,134	6,860,000

RESTAURANT TECHNOLOGIES, INC.	Second Lien	Restaurants	L+8.75% (Floor 1.00%)	11/23/2023	3,500,000	3,449,262	3,482,500

TAXACT, INC.	First Lien	Financial services	L+6.00% (Floor 1.00%)	12/31/2022	2,775,000	2,722,263	2,775,000

VISTAR MEDIA INC.	First Lien	Media, marketing & entertainment	L+10.00% (Floor 1.00%)	2/16/2022	11,000,000	9,898,494	9,898,494

	Warrants					886,000	886,000

						10,784,494	10,784,494

WATER PIK, INC.	Second Lien	Consumer products & retail	L+8.75% (Floor 1.00%)	2/8/2021	4,473,684	4,385,853	4,507,237

WINZER CORPORATION	Senior subordinated debt	Distribution	11.00%	6/1/2021	8,100,000	7,976,347	7,976,347

Total Non-control/Non-affiliate Investments						$172,437,029	$175,731,064

Affiliate Investments[6]

CHANDLER SIGNS, LP13	Senior subordinated debt	Business services	12.00%	7/4/2021	$4,500,000	$4,425,310	$4,477,500

	1,500,000 units of Class A-1 common stock		—	—	—	1,500,000	2,661,000

						5,925,310	7,138,500

Total Affiliate Investments						$5,925,310	$7,138,500

Control Investments[7]

I-45 SLF LLC[9,10,11]	80% LLC equity interest	Multi-sector holdings	—	—	—	$60,800,000	$63,394,679

MEDIA RECOVERY, INC.[11]	800,000 shares of Series A convertible preferred stock	Industrial products	—	—	—	800,000	5,590,249

	4,000,002 shares of common stock		—	—	—	4,615,000	32,248,751

						5,415,000	37,839,000

TITANLINER, INC.	1,189,609 shares of Series B convertible preferred stock	Energy services (upstream)	6% PIK	—	—	2,758,528	2,777,000

	339,277 shares of Series A convertible preferred stock		—	—	—	3,204,222	—

						5,962,750	2,777,000

Total Control Investments						$72,177,750	$104,010,679

TOTAL INVESTMENTS[12]						$250,540,089	$286,880,243

[1]	All debt investments are income-producing, unless otherwise noted. Equity investments are non-income producing, unless otherwise noted.
[2]	All of the Company’s investments, unless otherwise noted, are encumbered as security for the Company’s senior secured credit facility.
[3]

The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) and reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at March 31, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor.

[4]

Investments are carried at fair value in accordance with the Investment Company Act of 1940 (the “1940 Act”) and Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 820, Fair Value Measurements and Disclosures. We determine in good faith the fair value of our Investment portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors. See Note 4 to the consolidated financial statements.

[5]

Non-Control/Non-Affiliate investments are generally defined by the 1940 Act as investments that are neither control investments nor affiliate investments. At March 31, 2017, approximately 61.3% of the Company’s investment assets were non-control/non-affiliate investments.

[6]

Affiliate investments are generally defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as control investments. At March 31, 2017, approximately 2.5% of the Company’s investment assets were affiliate investments.

[7]

Control investments are generally defined by the 1940 Act as investments in which more than 25% of the voting securities are owned or maintains greater than 50% of the board representation. At March 31, 2017, approximately 36.2% of the Company’s investment assets were control investments.

[8]	The investment is structured as a first lien last out term loan and earns interest in addition to the stated rate.
[9]

Indicates assets that the Company believes do not represent “qualifying assets” under section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

[10]	The investment has approximately $7.2 million unfunded commitment as of March 31, 2017.
[11]	Income producing through dividends on distributions.
[12]

As of March 31, 2017, the cumulative gross unrealized appreciation for federal income tax purposes is approximately $40.1 million; cumulative gross unrealized depreciation for federal income tax purposes is $3.4 million. Cumulative net unrealized appreciation is $36.7 million, based on a tax cost of $250.1 million.

[13]	Chandler Signs, LP Class A-1 common stock is held through a wholly-owned taxable subsidiary.

The accompanying Notes are an integral part of these Consolidated Financial Statements.

Notes to Consolidated Financial Statements

1.	ORGANIZATION AND BASIS OF PRESENTATION

References in this Annual Report on Form 10-K to “we,” “our,” “us,” “CSWC,” or the “Company” refer to Capital Southwest Corporation, unless the context requires otherwise.

Organization

Capital Southwest Corporation is an internally managed investment company that specializes in providing customized financing to middle market companies in a broad range of industry segments located primarily in the United States. Our common stock currently trades on The Nasdaq Global Select Market under the ticker symbol “CSWC.”

CSWC was organized as a Texas corporation on April 19, 1961. Until September 1969, we operated as a Small Business Investment Company (“SBIC”) licensed under the Small Business Investment Act of 1958. At that time, CSWC transferred to its then wholly-owned subsidiary, Capital Southwest Venture Corporation (“CSVC”), certain assets including our license as a “SBIC”. CSVC was a closed-end, non-diversified investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective June 14, 2016, CSVC was dissolved and its SBIC license was surrendered. All assets held in CSVC were transferred to CSWC upon dissolution. Prior to March 30, 1988, CSWC was registered as a closed-end, non-diversified investment company under the 1940 Act. On that date, we elected to be treated as a business development company (“BDC”) subject to the provisions of the 1940 Act, as amended by the Small Business Incentive Act of 1980. In order to remain a BDC, we must meet certain specified requirements under the 1940 Act, including investing at least 70% of our assets in eligible portfolio companies and limiting the amount of leverage we incur.

We have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986 (the “Code”). As such, we are not required to pay corporate-level U.S federal income tax on our investment income. We intend to maintain our RIC status, which requires that we qualify annually as a RIC by meeting certain specified requirements.

Capital Southwest Management Corporation (“CSMC”), a wholly-owned subsidiary of CSWC, is the management company for CSWC. CSMC generally incurs all normal operating and administrative expenses, including, but not limited to, salaries and related benefits, rent, equipment and other administrative costs required for day-to-day operations.

CSWC also has a direct wholly owned subsidiary that has been elected to be a taxable entity (the “Taxable Subsidiary”). The primary purpose of the Taxable Subsidiary is to permit CSWC to hold certain interests in portfolio companies that are organized as limited liability companies, or LLCs (or other forms of pass-through entities) and still allow us to satisfy the RIC tax requirement that at least 90% of our gross income for federal income tax purposes must consist of qualifying investment income. The Taxable Subsidiary is taxed at normal corporate tax rates based on its taxable income.

We focus on investing in companies with histories of generating revenues and positive cash flow, established market positions and proven management teams with strong operating discipline. We target senior and subordinated investments in the lower middle market, as well as first and second lien syndicated loans in upper middle market companies. Our target lower middle market (“LMM”) companies typically have annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) between $3.0 million and $15.0 million, and our LMM investments generally range in size from $5.0 million to $25.0 million. Our upper middle market (“UMM”) investments generally include syndicated first and second lien loans in companies with EBITDA generally greater than $50.0 million and typically range in size from $5.0 million to $15.0 million. We make available significant managerial assistance to the companies in which we invest as we believe that providing managerial assistance to an investee company is critical to its business development activities.

On September 30, 2015, we completed the spin-off (the “Share Distribution”) of CSW Industrials, Inc. (“CSWI”). CSWI is now an independent publicly traded company. CSWI’s common stock trades on the Nasdaq Global Select Market under the ticker symbol “CSWI.” The Share Distribution was effected through a tax-free, pro-rata distribution of 100% of CSWI’s common stock to shareholders of the Company. Each Company shareholder received one share of CSWI common stock for every one share of Company common stock on the record date, September 18, 2015. Cash was paid in lieu of any fractional shares of CSWI common stock.

Following the Share Distribution, we have maintained operations as an internally managed BDC and pursue a credit-focused investing strategy akin to similarly structured organizations. We intend to continue to provide capital to middle-market companies. In the future, we intend to invest primarily in debt securities, including senior debt, second lien and subordinated debt, and may also invest in preferred stock and common stock alongside our debt investments or through warrants.

Basis of Presentation

The consolidated financial statements have been prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“U.S. GAAP”). We meet the definition of an investment company and follow the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies (“ASC Topic 946”). Under rules and regulations applicable to investment companies, we are generally precluded from consolidating any entity other than another investment company, subject to certain exceptions. One of the exceptions to this general principle occurs if the investment company has an investment in an operating company that provides services to the investment company. Accordingly, the consolidated financial statements include CSMC, our management company, and the Taxable Subsidiary.

Portfolio Investment Classification

We classify our investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are generally defined as investments in which we own more than 25% of the voting securities or have rights to maintain greater than 50% of the board representation; “Affiliate investments” are generally defined as investments in which we own between 5% and 25% of the voting securities; and “Non-Control/Non-Affiliate investments” are generally defined as investments that are neither “Control Investments” nor “Affiliate Investments.”

Under the 1940 Act, a BDC must meet certain requirements, including investing at least 70% of our assets in qualifying assets. As of March 31, 2018, the Company has 82.0% of our assets in qualifying assets. The principal categories of qualifying assets relevant to our business are:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.

(2) Securities of any eligible portfolio company that we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no readily available market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Additionally, in order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things meet the following tests:

(1) Continue to qualify as a BDC under the 1940 Act at all times during each taxable year.

(2) Derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”).

(3) Diversify our holdings in accordance with two Diversification Tests: (a) Diversify our holdings such that at the end of each quarter of the taxable year at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and such other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and (b) Diversify our holdings such that no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of certain “qualified publicly traded partnerships” (collectively, the “Diversification Tests”).

The two Diversification Tests must be satisfied quarterly. If a RIC satisfies the tests for one quarter, and then, due solely to fluctuations in market value, fails to meet one of the tests in the next quarter, it retains RIC status. A RIC that fails to meet the Diversification Tests as a result of a nonqualified acquisition may be subject to excess taxes unless the nonqualified acquisition is disposed of and the tests are satisfied within 30 days of the close of the quarter in which the tests are failed.

This quarter we satisfied all RIC tests and have 17.0% in nonqualified assets according to measurement criteria established in Section 851(d) of the Internal Revenue Code (as amended, the “IRC”).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements of CSWC.

Fair Value Measurements We account for substantially all of our financial instruments at fair value in accordance with ASC Topic 820 – Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value, and requires disclosures for fair value measurements, including the categorization of financial instruments into a three-level hierarchy based on the transparency of valuation inputs. ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. We believe that the carrying amounts of our financial instruments such as cash, receivables and payables approximate the fair value of these items due to the short maturity of these instruments. This is considered a Level 1 valuation technique. The carrying value of our credit facility approximates fair value (Level 3 input). See Note 4 below for further discussion regarding the fair value measurements and hierarchy.

Investments Investments are stated at fair value and are reviewed and approved by our Board of Directors as described in the footnotes to the Consolidated Schedule of Investments and Notes 3 and 4 below. Investments are recorded on a trade date basis.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment or a financial instrument and the cost basis of the investment or financial investment, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written off during the period net of recoveries and realized gains or losses from in-kind redemptions. Net change in unrealized appreciation or depreciation reflects the net change in the fair value of the investment portfolio and financial instruments and the reclassification of any prior period unrealized appreciation or depreciation on exited investments and financial instruments to realized gains or losses.

Cash and Cash Equivalents Cash and cash equivalents, which consist of cash and highly liquid investments with an original maturity of three months or less at the date of purchase, are carried at cost, which approximates fair value. Cash may be held in a money market fund from time to time, which is a Level 1 security. Cash and cash equivalents includes deposits at financial institutions. We deposit our cash balances in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. At March 31, 2018 and 2017, cash balances totaling $6.8 million and $19.6 million, respectively, exceeded FDIC insurance limits, subjecting us to risk related to the uninsured balance. All of our cash deposits are held at large established high credit quality financial institutions and management believes that the risk of loss associated with any uninsured balances is remote.

Segment Information We operate and manage our business in a singular segment. As an investment company, we invest in portfolio companies in various industries and geographic areas as discussed in Note 3.

Consolidation As permitted under Regulation S-X and ASC Topic 946, we generally do not consolidate our investment in a portfolio company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to CSWC. Accordingly, we consolidated the results of CSWC’s wholly-owned Taxable Subsidiary and CSWC’s wholly-owned management company, CSMC. Prior to its dissolution, we consolidated the results of CSWC’s wholly-owned subsidiary, CSVC. All intercompany balances have been eliminated upon consolidation.

Use of Estimates The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. We have identified investment valuation and revenue recognition as our most critical accounting estimates.

Interest and Dividend Income Interest and dividend income is recorded on an accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared by the portfolio company or at the point an obligation exists for the portfolio company to make a distribution. Discounts/premiums received to par on loans purchased are capitalized and accreted or amortized into income over the life of the loan using the effective interest method. In accordance with our valuation policy, accrued interest and dividend income are evaluated quarterly for collectability. When we do not expect the debtor to be able to service all of its debt or other obligations, we will generally establish a reserve against interest income receivable, thereby placing the loan or debt security on non-accrual status, and cease to recognize interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security’s status significantly improves regarding its ability to service debt or other obligations, it will be restored to accrual basis. As of March 31, 2018 and 2017, we did not have any investments on non-accrual status or past due its contractual payment obligation.

To maintain RIC tax treatment, non-cash sources of income such as accretion of interest income may need to be paid out to shareholders in the form of distributions, even though CSWC may not have collected the interest income. For the year ended March 31, 2018, approximately 2.4% of CSWC’s total investment income was attributable to non-cash interest income for the accretion of discounts associated with debt investments, net of any premium reduction. For the year ended March 31, 2017, approximately 1.8% of CSWC’s total investment income was attributable to non-cash interest income for the accretion of discounts associated with debt investments, net of any premium reduction.

Payment-in-Kind Interest The Company currently holds, and expects to hold in the future, some investments in its portfolio that contain payment-in-kind (“PIK”) interest and dividend provisions. The PIK interest and dividends, computed at the contractual rate specified in each loan agreement, are added to the principal balance of the loan, rather than being paid to the Company in cash, and are recorded as interest and dividend income. Thus, the actual collection of PIK interest and dividends may be deferred until the time of debt principal repayment or disposition of equity investment. PIK interest and dividends, which are non-cash sources of income, are included in the Company’s taxable income and therefore affect the amount the Company is required to distribute to stockholders to maintain its qualification as a RIC for federal income tax purposes, even though the Company has not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the investment on non-accrual status and will generally cease recognizing PIK interest and dividend income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest and dividend income is deemed to be collectible. The Company writes off any accrued and uncollected PIK interest and dividends when it is determined that the PIK interest and dividends are no longer collectible. As of March 31, 2018 and 2017, we did not have any investments on non-accrual status and have not written off any accrued and uncollected PIK interest and dividends. For the years ended March 31, 2018 and 2017, approximately 0.9% and 0.3%, respectively, of CSWC’s total investment income was attributable to non-cash PIK interest and dividend income.

Debt Issuance Costs Debt issuance costs include commitment fees and other costs related to CSWC’s senior secured credit facility and its notes (as discussed further in Note 5). The costs in connection with the credit facility have been capitalized and are amortized into interest expense over the term of the credit facility. The costs in connection with the notes are a direct deduction from the related debt liability and amortized into interest expense over the term of the notes.

Federal Income Taxes CSWC has elected and intends to comply with the requirements of the IRC necessary to qualify as a RIC. By meeting these requirements, we will not be subject to corporate federal income taxes on ordinary income distributed to shareholders. In order to qualify as a RIC, the company is required to timely distribute to its shareholders at least 90% of investment company taxable income, as defined by the IRC, each year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year that generated such taxable income. Investment company taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Investment company taxable income generally excludes net unrealized appreciation or depreciation, as investment gains and losses are not included in investment company taxable income until they are realized.

In addition to the requirement that we must annually distribute at least 90% of our investment company taxable income, we may either distribute or retain our realized net capital gains from investments, but any net capital gains not distributed may be subject to corporate level tax. We may decide to retain some or all of our long-term capital gains in excess of the amount required to be distributed. If we retain the capital gains, they are subject to a corporate tax rate of 35% and are classified as a “deemed distribution” to our shareholders. With the tax reform legislation enacted on December 22, 2017 (the “Tax Reform”), deemed distributions will be subject to a corporate tax rate of 21% as of January 1, 2018. As an investment company that qualifies as a RIC, federal income taxes payable on security gains that we elect to retain are accrued only on the last day of our tax year,

December 31. Any capital gains actually distributed to shareholders are generally taxable to the shareholders as long-term capital gains. See Note 6 for further discussion.

CSMC, a wholly-owned subsidiary of CSWC, and the Taxable Subsidiary are not RICs and are required to pay taxes at the corporate rate of 34% as of December 31, 2017. Due to the Tax Reform, CSMC and the Taxable Subsidiary are now required to pay taxes at the corporate rate of 21% as of January 1, 2018. For tax purposes, CSMC and the Taxable Subsidiary have elected to be treated as taxable entities, and therefore are not consolidated for tax purposes and are taxed at normal corporate tax rates based on taxable income and, as a result of their activities, may generate income tax expense or benefit. The taxable income, or loss, of each of CSMC and the Taxable Subsidiary may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in our consolidated financial statements.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Company’s consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions with respect to tax at the CSWC level not deemed to meet the “more-likely-than-not” threshold would be recorded as an expense in the current year. Management’s conclusions regarding tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. The Company has concluded that it does not have any uncertain tax positions that meet the recognition of measurement criteria of ASC 740, Income Taxes, (“ASC 740”) for the current period. Also, we account for interest and, if applicable, penalties for any uncertain tax positions as a component of income tax expense. No interest or penalties expense was recorded during the years ended March 31, 2018, 2017 and 2016.

Deferred Taxes Deferred tax assets and liabilities are recorded for losses or income at our taxable subsidiaries using statutory tax rates. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized. ASC 740 requires the effects of changes in tax rates and laws on deferred tax balances to be recognized in the period in which the legislation was enacted. As such, we have accounted for the tax effects as a result of the enactment of the Tax Reform as of March 31, 2018. See Note 6 for further discussion.

Stock-Based Compensation We account for our stock-based compensation using the fair value method, as prescribed by ASC Topic 718, Compensation – Stock Compensation. Accordingly, we recognize stock-based compensation cost on a straight-line basis for all share-based payments awards granted to employees. The fair value of stock options are determined on the date of grant using the Black-Scholes pricing model and are expensed over the requisite service period of the related stock options. For restricted stock awards, we measured the grant date fair value based upon the market price of our common stock on the date of the grant. For restricted stock awards, we will amortize this fair value to share-based compensation expense over the vesting term. We recognized forfeitures as they occur. We issue new shares upon the exercise of stock options. The unvested shares of restricted stock awarded pursuant to CSWC’s equity compensation plans are participating securities and are included in the basic and diluted earnings per share calculation. On October 26, 2010, we received an exemptive order from the SEC permitting us to issue restricted stock to our executive officers and certain key employees (the “Original Order”) .On August 22, 2017, we received an exemptive order that supersedes the Original Order (the “Exemptive Order”) and, in addition to the relief granted under the Original Order, allows us to withhold shares to satisfy tax withholding obligations related to the vesting of restricted stock granted pursuant to the 2010 Restricted Stock Award Plan (the “2010 Plan”) and to pay the exercise price of options to purchase shares of our common stock granted pursuant to the 2009 Stock Incentive Plan (the “2009 Plan”).

At the years ended March 31, 2018, 2017 and 2016, weighted-average basic shares were adjusted for the diluted effect of stock-based awards of 64,899, 52,452 and 88,020, respectively. For individual cash incentive awards, the option value of the individual cash incentive awards is calculated based on the changes in net asset value of our Company. In connection with the Share Distribution, we entered into an Employee Matters

Agreement (the “Employee Matters Agreement”) with CSWI. Under the Employee Matters Agreement, the value of individual cash incentive awards was determined based upon the net asset value of CSWC as of June 30, 2015. See Note 9 for further discussion.

Shareholder Distributions Distributions to common shareholders are recorded on the ex-dividend date. The amount of distributions, if any, is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although the Company may decide to retain such capital gains for investment.

Presentation Presentation of certain amounts on the Consolidated Financial Statements for the prior year comparative financial statements is updated to conform to the current period presentation. This mainly includes disclosure of amounts at a more disaggregated level.

Recently Issued or Adopted Accounting Standards In February 2016, the FASB issued ASU 2016-02, Leases, which requires lessees to recognize on the balance sheet a right-of-use asset, representing its right to use the underlying asset for the lease term, and a lease liability for all leases with terms greater than 12 months. The guidance also requires qualitative and quantitative disclosures designed to assess the amount, timing, and uncertainty of cash flows arising from leases. The standard requires the use of a modified retrospective transition approach, which includes a number of optional practical expedients that entities may elect to apply. The new guidance is effective for annual periods beginning after December 15, 2018, and interim periods therein. Early application is permitted. While we continue to assess the effect of adoption, we currently believe the single change relates to the recognition of a new right-of-use asset and lease liability on our consolidated balance sheet for our office space operating lease. We currently have one operating lease for office space and do not expect a significant change in our leasing activity between now and adoption. See further discussion of our operating lease obligation in “Note 12 — Commitments and Contingences” in the notes to the consolidated financial statements.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-09 supersedes the revenue recognition requirements under SAC Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606) — Narrow-Scope Improvements and Practical Expedients. This ASU clarified guidance on assessing collectability, presenting sales tax, measuring noncash consideration, and certain transition matters. The new guidance will be effective for the annual reporting period beginning after December 15, 2017, including interim periods within that reporting period. CSWC is still completing its assessment; however, in evaluating the potential impact on its consolidated financial statements, the Company determined that its material financial contracts are excluded from the scope of ASU 2014-09. As a result of the scope exception for financial contracts, the Company’s management has determined that there will be no material changes to the recognition timing and classification of revenues and expenses; additionally, the adoption of ASU 2014-09 will not have a significant impact to pretax income upon adoption or on the consolidated financial statement disclosures.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230), which is intended to reduce the existing diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The guidance is effective for annual periods beginning after December 15, 2017, and interim periods therein. The adoption of this new accounting standard will not have a material impact on the Company’s consolidated financial statements.

3.	INVESTMENTS

The following tables show the composition of the investment portfolio, at cost and fair value (with corresponding percentage of total portfolio investments), as of March 31, 2018 and 2017:

	Fair Value	Percentage of Total Portfolio at Fair Value	Percentage of Net Assets	Cost	Percentage of Total Portfolio at Cost
	(dollars in thousands)
March 31, 2018:
First lien loans[1]	$197,110	50.1%	63.9%	$194,820	58.1%
Second lien loans	23,229	5.9	7.5	23,092	6.9
Subordinated debt	18,783	4.8	6.1	18,885	5.6
Preferred equity	36,545	9.3	11.9	16,666	5.0
Common equity & warrants	50,315	12.8	16.3	17,134	5.1
I-45 SLF LLC[2]	67,113	17.1	21.8	64,800	19.3

	$393,095	100.0%	127.5%	$335,397	100.0%

March 31, 2017[3]:
First lien loans	$107,817	37.6%	37.8%	$106,799	42.6%
Second lien loans	47,176	16.5	16.6	46,856	18.7
Subordinated debt	12,453	4.3	4.4	12,402	4.9
Preferred equity	19,343	6.7	6.4	15,782	6.3
Common equity & warrants	36,696	12.8	13.2	7,901	3.2
I-45 SLF LLC[2]	63,395	22.1	22.2	60,800	24.3

	$286,880	100.0%	100.6%	$250,540	100.0%

[1]

Included in first lien loans are loans structured as first lien last out loans. These loans may in certain cases be subordinated in payment priority to other senior secured lenders. As of March 31, 2018 and 2017, the fair value of the first lien last out loans are $26.9 million and $21.8 million, respectively.

[2]

I-45 SLF LLC is a joint venture between CSWC and Main Street Capital. This entity primarily invests in syndicated senior secured loans in the upper middle market. The portfolio companies held by I-45 SLF LLC represent a diverse set of industry classifications, which are similar to those in which CSWC invests directly. See Note 17 for further discussion.

[3]	Presentation of March 31, 2017 disclosure is updated to conform to the current period presentation.

The following tables show the composition of the investment portfolio by industry, at cost and fair value (with corresponding percentage of total portfolio investments), as of March 31, 2018 and 2017:

	Fair Value	Percentage of Total Portfolio at Fair Value	Percentage of Net Assets	Cost	Percentage of Total Portfolio at Cost
	(dollars in thousands)
March 31, 2018:
I-45 SLF LLC[1]	$67,113	17.1%	21.8%	$64,800	19.3%
Media, Marketing, & Entertainment	46,697	11.9	15.1	43,700	13.0
Industrial Products	43,122	11.0	14.0	5,415	1.6
Business Services	34,846	8.9	11.3	34,268	10.2
Energy Services (Upstream)	27,919	7.1	9.1	14,130	4.2
Distribution	26,713	6.8	8.7	27,002	8.1
Consumer Products and Retail	24,570	6.2	7.9	25,086	7.5
Environmental Services	21,160	5.4	6.9	21,410	6.4
Healthcare Services	16,751	4.3	5.4	16,448	4.9
Financial Services	12,701	3.2	4.1	12,216	3.6

	Fair Value	Percentage of Total Portfolio at Fair Value	Percentage of Net Assets	Cost	Percentage of Total Portfolio at Cost
	(dollars in thousands)
Healthcare Products	$12,353	3.1%	4.0%	$12,162	3.6%
Transportation & Logistics	12,284	3.1	4.0	12,275	3.7
Industrial Services	10,012	2.5	3.2	9,721	2.9
Food, Agriculture & Beverage	9,438	2.4	3.1	9,507	2.8
Telecommunications	8,295	2.1	2.7	8,180	2.4
Software & IT Services	6,285	1.6	2.0	6,273	1.9
Consumer Services	5,000	1.3	1.6	4,968	1.5
Restaurants	4,836	1.2	1.6	4,886	1.5
Paper & Forest Products	3,000	0.8	1.0	2,950	0.9

	$393,095	100.0%	127.5%	$335,397	100.0%

March 31, 2017:
I-45 SLF LLC[1]	$63,395	22.1%	22.2%	$60,800	24.3%
Industrial Products	44,664	15.6	15.7	12,269	4.9
Media, Marketing, & Entertainment	32,254	11.2	11.3	32,154	12.8
Distribution	20,911	7.3	7.3	20,835	8.3
Consumer Products & Retail	18,396	6.4	6.4	18,275	7.3
Business Services	13,999	4.9	4.9	12,843	5.1
Energy Services (Upstream)	12,733	4.4	4.5	13,963	5.6
Software & IT Services	11,958	4.2	4.2	11,825	4.7
Environmental Services	10,126	3.5	3.6	10,126	4.0
Food, Agriculture & Beverage	9,900	3.5	3.5	9,721	3.9
Paper & Forest Products	9,835	3.4	3.4	9,808	3.9
Gaming & Leisure	8,761	3.1	3.1	8,506	3.4
Telecommunications	8,686	3.0	3.0	8,489	3.4
Restaurants	8,458	2.9	2.9	8,378	3.4
Consumer Services	5,029	1.8	1.8	4,955	2.0
Healthcare Products	5,000	1.7	1.8	4,871	1.9
Financial Services	2,775	1.0	1.0	2,722	1.1

	$286,880	100.0%	100.6%	$250,540	100.0%

[1]

I-45 SLF LLC is a joint venture between CSWC and Main Street Capital. This entity primarily invests in syndicated senior secured loans to the UMM. The portfolio companies in I-45 SLF LLC include multi-sector holdings, which are similar to those in which CSWC invests directly. See Note 17 for further discussion.

The following tables summarize the composition of the investment portfolio by geographic region of the United States, at cost and fair value (with corresponding percentage of total portfolio investments), as of March 31, 2018 and 2017:

	Fair Value	Percentage of Total Portfolio at Fair Value	Percentage of Net Assets	Cost	Percentage of Total Portfolio at Cost
	(dollars in thousands)
March 31, 2018:
Southwest	$131,753	33.5%	42.7%	$79,713	23.8%
Southeast	84,969	21.6	27.6	84,290	25.1
Northeast	72,205	18.4	23.4	69,739	20.8
I-45 SLF LLC[1]	67,113	17.1	21.8	64,800	19.3

	Fair Value	Percentage of Total Portfolio at Fair Value	Percentage of Net Assets	Cost	Percentage of Total Portfolio at Cost
	(dollars in thousands)
West	$23,554	6.0%	7.6%	$23,425	7.0%
Midwest	13,501	3.4	4.4	13,430	4.0

	$393,095	100.0%	127.5%	$335,397	100.0%

March 31, 2017[2]:
Southwest	$82,576	28.8%	29.0%	$50,024	20.0%
I-45 SLF LLC[1]	63,395	22.1	22.2	60,800	24.3
Northeast	43,695	15.2	15.3	43,516	17.4
Southeast	38,479	13.4	13.5	38,180	15.2
West	30,327	10.6	10.6	30,168	12.0
Midwest	28,408	9.9	10.0	27,852	11.1

	$286,880	100.0%	100.6%	$250,540	100.0%

[1]

I-45 SLF LLC is a joint venture between CSWC and Main Street Capital. This entity primarily invests in syndicated senior secured loans to the UMM. The portfolio companies in I-45 SLF LLC represent a diverse set of industry classifications, which are similar to those in which CSWC invests directly. See Note 17 for further discussion.

[2]	Presentation of March 31, 2017 disclosure is updated to conform to the current period presentation.

4.	FAIR VALUE MEASUREMENTS

Investment Valuation Process

The valuation process is led by the finance department in conjunction with the investment team. The process includes a monthly review of each investment by our executive officers and investment teams. Valuations of each portfolio security are prepared quarterly by the finance department using updated financial and other operational information collected by the investment teams. Each investment valuation is then subject to review by the executive officers and investment teams. In conjunction with the internal valuation process, we have also engaged multiple independent consulting firms specializing in financial due diligence, valuation, and business advisory services to provide third-party valuation reviews of certain investments. The third-party valuation firms provide a range of values for selected investments, which is presented to CSWC’s executive officers and Board of Directors.

CSWC also uses a standard internal investment rating system in connection with its investment oversight, portfolio management, and investment valuation procedures for its debt portfolio. This system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein.

There is no single standard for determining fair value in good faith, as fair value depends upon the specific circumstances of each individual investment. While management believes our valuation methodologies are appropriate and consistent with market participants, the recorded fair values of our investments may differ significantly from fair values that would have been used had an active market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. The Board of Directors has the ultimate responsibility for reviewing and approving, in good faith, the fair value of CSWC’s investments in accordance with the 1940 Act.

Fair Value Hierarchy

CSWC has established and documented processes for determining the fair values of portfolio company investments on a recurring basis in accordance with the 1940 Act and ASC Topic 820. As required by ASC Topic

820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, unrealized appreciation and depreciation related to such investments categorized within the Level 3 tables below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). CSWC conducts reviews of fair value hierarchy classifications on a quarterly basis. We also use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement.

The three levels of valuation inputs established by ASC Topic 820 are as follows:

•	Level 1: Investments whose values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•

Level 2: Investments whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•	Level 3: Investments whose values are based on unobservable inputs that are significant to the overall fair value measurement.

As of March 31, 2018 and 2017, 100% of the CSWC investment portfolio consisted of debt and equity instruments of privately held companies for which inputs falling within the categories of Level 1 and Level 2 are generally not available. Therefore, CSWC determines the fair value of its investments (excluding investments for which fair value is measured at NAV) in good faith using Level 3 inputs, pursuant to a valuation policy and process that is established by the management of CSWC with assistance from multiple third-party valuation advisors, which is subsequently approved by our Board of Directors.

Investment Valuation Inputs

ASC Topic 820 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date excluding transaction costs. Under ASC Topic 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset. In determining the principal market for an asset or liability under ASC Topic 820, it is assumed that the reporting entity has access to the market as of the measurement date.

The Level 3 inputs to CSWC’s valuation process reflect our best estimate of the assumptions that would be used by market participants in pricing the investment in a transaction in the principal or most advantageous market for the asset.

The fair value determination of each portfolio investment categorized as Level 3 required one or more of the following unobservable inputs:

•	Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

•	Current and projected financial condition of the portfolio company;

•	Current and projected ability of the portfolio company to service its debt obligations;

•	Type and amount of collateral, if any, underlying the investment;

•	Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio and net debt/EBITDA ratio) applicable to the investment;

•	Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

•	Indicative dealer quotations from brokers, banks, and other market participants;

•	Market yields on other securities of similar risk;

•	Pending debt or capital restructuring of the portfolio company;

•	Projected operating results of the portfolio company;

•	Current information regarding any offers to purchase the investment;

•	Current ability of the portfolio company to raise any additional financing as needed;

•	Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

•	Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

•	Qualitative assessment of key management;

•	Contractual rights, obligations or restrictions associated with the investment; and

•	Other factors deemed relevant.

CSWC uses several different valuation approaches depending on the security type including the Market Approach, the Income Approach, the Enterprise Value Waterfall Approach, and the NAV Valuation Method.

Market Approach

Market Approach is a qualitative and quantitative analysis of the aforementioned unobservable inputs. It is a combination of the Enterprise Value Waterfall Approach and Income Approach as described in detail below. For investments recently originated (within a quarterly reporting period) or where the value has not departed significantly from its cost, we generally rely on our cost basis or recent transaction price to determine the fair value, unless a material event has occurred since origination.

Income Approach

In valuing debt securities, CSWC typically uses an Income Approach model, which considers some or all of the factors listed above. Under the Income Approach, CSWC develops an expectation of the yield that a hypothetical market participant would require when purchasing each debt investment (the “Required Market Yield”). The Required Market Yield is calculated in a two-step process. First, using quarterly market data we estimate the current market yield of similar debt securities. Next, based on the factors described above, we modify the current market yield for each security to produce a unique Required Market Yield for each of our investments. The resulting Required Market Yield is the significant Level 3 input to the Income Approach model. If, with respect to an investment, the unobservable inputs have not fluctuated significantly from the date the investment was made or have not fluctuated significantly from CSWC’s expectations on the date the investment was made, and there have been no significant fluctuations in the market pricing for such investments, we may conclude that the Required Market Yield for that investment is equal to the stated rate on the investment. In instances where CSWC determines that the Required Market Yield is different from the stated rate on the investment, we discount the contractual cash flows on the debt instrument using the Required Market Yield in order to estimate the fair value of the debt security.

In addition, under the Income Approach, CSWC also determines the appropriateness of the use of third-party broker quotes, if any, as a significant Level 3 input in determining fair value. In determining the appropriateness of the use of third-party broker quotes, CSWC evaluates the level of actual transactions used by the broker to develop the quote, whether the quote was an indicative price or binding offer, the depth and consistency of broker quotes, the source of the broker quotes, and the correlation of changes in broker quotes with underlying performance of the portfolio company and other market indices. To the extent sufficient observable inputs are available to determine fair value, CSWC may use third-party broker quotes or other independent pricing to determine the fair value of certain debt investments.

Fair value measurements using the Income Approach model can be sensitive to significant changes in one or more of the inputs. A significant increase (decrease) in the Required Market Yield for a particular debt security may result in a lower (higher) fair value for that security. A significant increase (decrease) in a third-party broker quote for a particular debt security may result in a higher (lower) value for that security.

Enterprise Value Waterfall Approach

In valuing equity securities (including warrants), CSWC estimates fair value using an Enterprise Value Waterfall valuation model. CSWC estimates the enterprise value of a portfolio company and then allocates the enterprise value to the portfolio company’s securities in order of their relative liquidation preference. In addition, CSWC assumes that any outstanding debt or other securities that are senior to CSWC’s equity securities are required to be repaid at par. Additionally, we may estimate the fair value of non-performing debt securities using the Enterprise Value Waterfall approach as needed.

To estimate the enterprise value of the portfolio company, CSWC uses a weighted valuation model based on public comparable companies, observable transactions and discounted cash flow analyses. A main input into the valuation model is a measure of the portfolio company’s financial performance, which generally is either earnings before interest, taxes, depreciation and amortization, as adjusted (“Adjusted EBITDA”) or revenues. In addition, we consider other factors, including but not limited to (1) offers from third parties to purchase the portfolio company, and (2) the implied value of recent investments in the equity securities of the portfolio company. For certain non-performing assets, we may utilize the liquidation or collateral value of the portfolio company’s assets in our estimation of its enterprise value.

The significant Level 3 inputs to the Enterprise Value Waterfall model are (1) an appropriate multiple derived from the comparable public companies and transactions, (2) discount rate assumptions used in the discounted cash flow model and (3) a measure of the portfolio company’s financial performance, which generally is either Adjusted EBITDA or revenues. Inputs can be based on historical operating results, projections of future operating results or a combination thereof. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for certain non-recurring items. CSWC also may consult with the portfolio company’s senior management to obtain updates on the portfolio company’s performance, including information such as industry trends, new product development, loss of customers and other operational issues. Fair value measurements using the Enterprise Value Waterfall model can be sensitive to significant changes in one or more of the inputs. A significant increase (decrease) in either the multiple, Adjusted EBITDA or revenues for a particular equity security would result in a higher (lower) fair value for that security.

NAV Valuation Method

Under the NAV valuation method, for an investment in an investment fund that does not have a readily determinable fair value, CSWC measures the fair value of the investment predominately based on the NAV of the investment fund as of the measurement date. However, in determining the fair value of the investment, we may consider whether adjustments to the NAV are necessary in certain circumstances, based on the analysis of any restrictions on redemption of our investment as of the measurement date, recent actual sales or redemptions of interests in the investment fund, expected future cash flows available to equity holders, or other uncertainties surrounding CSWC’s ability to realize the full NAV of its interests in the investment fund.

The following fair value hierarchy tables set forth our investment portfolio by level as of March 31, 2018 and March 31, 2017 (in thousands):

		Fair Value Measurements at March 31, 2018 Using
Asset Category	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
First lien loans	$197,110	$—	$—	$197,110
Second lien loans	23,229	—	—	23,229
Subordinated debt	18,783	—	—	18,783
Preferred equity	36,545	—	—	36,545
Common equity & warrants	50,315	—	—	50,315
Investments measured at net asset value[1]	67,113	—	—	—

Total Investments	$393,095	$—	$—	$325,982

		Fair Value Measurements at March 31, 2017 Using
Asset Category[2]	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
First lien loans	$107,817	$—	$—	$107,817
Second lien loans	47,176	—	—	47,176
Subordinated debt	12,453	—	—	12,453
Preferred equity	19,343			19,343
Common equity & warrants	36,696	—	—	36,696
Investments measured at net asset value[1]	63,395	—	—	—

Total Investments	$286,880	$—	$—	$223,485

[1]

Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in Consolidated Statements of Assets and Liabilities. For the investment valued at net asset value per share at March 31, 2018 and 2017, the redemption restrictions dictate that we cannot withdraw our membership interest without unanimous approval. We are permitted to sell or transfer our membership interest and must deliver written notice of such transfer to the other member no later than 60 business days prior to the sale or transfer.

[2]	Presentation of March 31, 2017 disclosure updated to conform to current period presentation.

The table below presents the Valuation Techniques and Significant Level 3 Inputs (ranges and weighted averages) used in the valuation of CSWC’s debt and equity securities at March 31, 2018 and March 31, 2017. The table is not intended to be all inclusive, but instead captures the significant unobservable inputs relevant to our determination of fair value.

Type	Valuation Technique	Fair Value at 3/31/2018 (in thousands)	Significant Unobservable Inputs	Range	Weighted Average
First lien loans	Income Approach	$181,595	Discount Rate	9.5% - 17.0%	12.8%
			Third Party Broker Quote	98.2 - 101.8	100.3
	Market Approach	15,515	Cost	98.0 - 98.1	98.0
Second lien loans	Income Approach	18,229	Discount Rate	11.6% - 11.6%	11.6%
			Third Party Broker Quote	93.5 - 100.0	96.0
	Market Approach	5,000	Exit Value	100.0	100.0
Subordinated debt	Income Approach	18,783	Discount Rate	12.4% - 13.8%	12.9%
Preferred equity	Enterprise Value
	Waterfall Approach	36,545	EBITDA Multiple	5.1x - 9.3x	6.9x
			Discount Rate	15.0% - 32.1%	20.2%
Common equity & warrants	Enterprise Value Waterfall Approach	47,123	EBITDA Multiple	6.0x - 8.4x	8.1x
			Discount Rate	15.7% - 21.6%	20.6%
	Market Approach	3,192	Cost	100.0	100.0

Total Level 3 Investments		$325,982

Type	Valuation Technique	Fair Value at 3/31/2017 (in thousands)	Significant Unobservable Inputs	Range	Weighted Average
First lien loans	Income Approach	$73,065	Discount Rate	7.7% - 12.6%	11.1%
			Third Party Broker Quote	99.8 - 101.3	100.3
	Market Approach	34,752	Cost	90.0 - 98.0	95.6
Second lien loans	Income Approach	47,176	Discount Rate	9.5% - 12.6%	11.0%
			Third Party Broker Quote	97.5 - 100.8	99.2
Subordinated debt	Income Approach	12,453	Discount Rate	11.5% - 12.3%	11.8%
Preferred equity	Enterprise Value Waterfall Approach	19,343	EBITDA Multiple	3.5x - 9.2x	5.8x
			Discount Rate	14.1% - 27.8%	20.2%
Common equity & warrants	Enterprise Value Waterfall Approach	36,696	EBITDA Multiple	5.8x - 8.3x	8.0x
			Discount Rate	16.0% - 17.0%	16.1%

Total Level 3 Investments		$223,485

Changes in Fair Value Levels

We monitor the availability of observable market data to assess the appropriate classification of financial instruments within the fair value hierarchy. Changes in economic conditions or model based valuation techniques may require the transfer of financial instruments from one fair value to another. We recognize transfer of financial instruments between levels at the end of each quarterly reporting period. During the years ended March 31, 2018 and 2017, we had no transfers between levels.

The following table provides a summary of changes in the fair value of investments measured using Level 3 inputs during the years ended March 31, 2018 and 2017 (in thousands):

	Fair Value 3/31/2017	Realized & Unrealized Gains (Losses)	Purchases of Investments[1]	Repayments	PIK Interest Earned	Divestitures	Fair Value at 3/31/2018
First lien loans	$107,817	$2,086	$128,894	$(41,687)	$—	$—	$197,110
Second lien loans	47,176	367	9,865	(34,179)		—	23,229
Subordinated debt	12,453	(39)	14,458	(8,100)	11	—	18,783
Preferred equity	19,343	16,319	588	—	295	—	36,545
Common equity & warrants	36,696	4,401	9,233	—	—	(15)	50,315

Total Investments	$223,485	$23,134	$163,038	$(83,966)	$306	$(15)	$325,982

	Fair Value 3/31/2016	Realized & Unrealized Gains (Losses)	Purchases of Investments[1]	Repayments	Divestitures	Conversion of Security from Debt to Equity	Fair Value at 3/31/2017
First lien loans	$39,491	$2,332	$102,159	$(36,165)	$—	$—	$107,817
Second lien loans	38,227	1,277	17,229	(7,050)	(2,507)	—	47,176
Subordinated debt	15,114	80	34	(60)	—	(2,715)	12,453
Preferred equity	13,155	2,410	1,063	—	—	2,715	19,343
Common equity & warrants	36,112	6,490	2,049	—	(7,955)	—	36,696

Total Investments	$142,099	$12,589	$122,534	$(43,275)	$(10,462)	$—	$223,485

[1]	Includes purchases of new investments, as well as discount accretion on existing investments.

The total net unrealized gains (excluding reversals) included in earnings that related to assets still held at the report date for the years ended March 31, 2018 and 2017 were $22.0 million and $12.5 million, respectively.

5.	BORROWINGS

In accordance with the 1940 Act, with certain limitations, the Company is only allowed to borrow amounts such that its asset coverage, calculated pursuant to the 1940 Act, is at least 200% (or, pursuant to recent legislation, 150% if certain requirements are met as described in the Business Section under “Regulation as a Business Development Company-Senior Securities”) after such borrowing. As of March 31, 2018, the Company’s asset coverage was 416%.

The Company had the following borrowings outstanding as of March 31, 2018 and March 31, 2017 (amounts in thousands):

	March 31, 2018	March 31, 2017
Credit Facility	$40,000	$25,000
December 2022 Notes	$57,500	$—
Less: Unamortized debt issuance costs and debt discount	(2,195)	—

Total Notes	$55,305	$—

Credit Facility

In August 2016, CSWC entered into a senior secured credit facility (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Facility”) to provide additional liquidity to support its investment and operational activities, which included total commitments of $100.0 million. The Credit Facility contained an accordion feature that allowed CSWC to increase the total commitments under the facility up to $150.0 million from new and existing lenders on the same terms and conditions as the existing commitments. In August 2017, we increased our total commitments by $15 million through adding an additional lender using the accordion feature.

On November 16, 2017, CSWC entered into Amendment No. 1 (the “Amendment”) to its Credit Facility. Prior to the Amendment, borrowings under the Credit Facility accrued interest on a per annum basis at a rate equal to the applicable LIBOR rate plus 3.25% with no LIBOR floor. CSWC paid unused commitment fees of 0.50% to 1.50% per annum, based on utilization, on the unused lender commitments under the Credit Facility. The Amendment (1) increased the total borrowing capacity under the Credit Facility to $180 million, with commitments from a diversified group of eight lenders, (2) increased the Credit Facility’s accordion feature that allows for an increase in total commitments of up to $250 million under the Credit Facility from new and existing lenders on the same terms and conditions as the existing commitments, (3) reduced the interest rate on borrowings to LIBOR plus 3.00%, with a step-down to LIBOR plus 2.75% at the time the Company’s net worth exceeds $325 million, (4) reduced unused commitment fees to a range from 0.50% to 1.0% per annum based on utilization, and (5) extended the Credit Facility’s revolving period that ended on August 30, 2019 through November 16, 2020. Additionally, the final maturity of the Credit Facility was extended from August 30, 2020 to November 16, 2021. Subsequent to March 31, 2018, on April 16, 2018 and May 11, 2018, CSWC entered into Incremental Assumption Agreements, which increased the total commitments under the Credit Facility by $20 million and $10 million, respectively. The increases were executed under the accordion feature of the Credit Facility and increased total commitments from $180 million to $210 million.

The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (1) certain reporting requirements, (2) maintaining RIC and BDC status, (3) maintaining a minimum shareholders’ equity, (4) maintaining a minimum consolidated net worth, (5) maintaining an asset coverage of not less than 200%, (6) maintaining a consolidated interest coverage ratio of at least 2.5 to 1.0, and (7) at any time the outstanding advances exceed 90% of the borrowing base, maintaining a minimum liquidity of not less than 10% of the covered debt amount.

The Credit Facility also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, bankruptcy, and change of control, with customary cure and notice provisions. If the Company defaults on its obligations under the Credit Facility, the lenders may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests. There are no changes to the covenants or the events of default in the Credit Facility as a result of the Amendment.

The Credit Facility is secured by (1) substantially all of the present and future property and assets of the Company and the guarantors and (2) 100% of the equity interests in the Company’s wholly-owned subsidiaries. As of March 31, 2018, substantially all of the Company’s assets were pledged as collateral for the Credit Facility.

At March 31, 2018, CSWC had $40.0 million in borrowings outstanding under the Credit Facility. CSWC recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs of $3.7 million and $1.0 million, respectively, for the years ended March 31, 2018 and 2017. The weighted average interest rate on the Credit Facility was 4.66% and 4.28%, respectively, for the years ended March 31, 2018 and 2017. Average borrowings for the years ended March 31, 2018 and 2017 were $42.2 million and $17.8 million, respectively. As of March 31, 2018, CSWC was in compliance with all financial covenants under the Credit Facility.

December 2022 Notes

In December 2017, the Company issued $57.5 million in aggregate principal amount, including the underwriters’ full exercise of their option to purchase additional principal amounts to cover over-allotments, of 5.95% Notes due 2022 (the “December 2022 Notes”). The December 2022 Notes mature on December 15, 2022 and may be redeemed in whole or in part at any time, or from time to time, at the Company’s option on or after December 15, 2019. The December 2022 Notes bear interest at a rate of 5.95% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning on March 15, 2018. The December 2022 Notes are an unsecured obligation, rank pari passu with our other outstanding and future unsecured unsubordinated indebtedness and are effectively subordinated to all of our existing and future secured indebtedness, including borrowings under our Credit Facility.

As of March 31, 2018, the carrying amount of the December 2022 Notes was $55.3 million. As of March 31, 2018, the fair value of the December 2022 Notes was $58.4 million. The fair value is based on the closing price of the security of The Nasdaq Global Select Market, which is a Level 1 input under ASC 820. The Company recognized interest expense related to the December 2022 Notes, including amortization of deferred issuance costs, of $1.2 million for the year ended March 31, 2018.

The indenture governing the December 2022 Notes contains certain covenants including but not limited to (i) a requirement that the Company comply with the asset coverage requirement of Section 61 of the 1940 Act or any successor provisions thereto, after giving effect to any exemptive relief granted to the Company by the Securities and Exchange Commission (“SEC”), (ii) a requirement, subject to limited exception, that the Company will not declare any cash dividend, or declare any other cash distribution, upon a class of its capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, the Company has the minimum asset coverage required pursuant to Section 61 of the 1940 Act or any successor provisions thereto after deducting the amount of such dividend, distribution or purchase price, as the case may be, giving effect to any exemptive relief granted to the Company by the SEC and (iii) a requirement to provide financial information to the holders of the December 2022 Notes and the trustee under the indenture if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. The indenture and supplement relating to the December 2022 Notes also provides for customary events of default. As of March 31, 2018, the Company was in compliance with all covenants of the December 2022 Notes.

6.	INCOME TAXES

We have elected to be treated as a RIC under Subchapter M of the IRC and have a tax year end of December 31. In order to qualify as a RIC, we must annually distribute at least 90% of our investment company taxable income, as defined by the IRC, to our shareholders in a timely manner. Investment company income generally includes net short-term capital gains but excludes net long-term capital gains. A RIC is not subject to federal income tax on the portion of its ordinary income and long-term capital gains that is distributed to its shareholders, including “deemed distributions” as discussed below. As part of maintaining RIC status, undistributed taxable income, which is subject to a 4% non-deductible U.S. federal excise tax, pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared on or prior to the later of (1) the filing of the U.S federal income tax return for the applicable fiscal year or (2) the fifteenth day of the ninth month following the close of the year in which such taxable income was generated.

For the tax years ended December 31, 2017, 2016 and 2015, CSWC qualified to be taxed as a RIC. We intend to meet the applicable qualifications to be taxed as a RIC in future periods. However, the company’s ability to meet certain portfolio diversification requirements of RICs in future years may not be controllable by the company.

We have distributed or intend to distribute sufficient dividends to eliminate taxable income for our completed tax years. If we fail to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any tax year, we would be subject to tax in that year on all of our taxable income, regardless of whether we made any distributions to our shareholders. During the quarter ended March 31, 2018, CSWC declared regular dividends in the amount of $4.5 million, or $0.28 per share. During the tax year ended December 31, 2017, we declared total dividends of $18.3 million or $1.16 per share. We declared quarterly dividends of $0.45 ($0.19 in regular dividends and $0.26 in supplemental dividends) in March 2017, $0.21 in June 2017, $0.24 in September 2017, and $0.26 in December 2017. For the tax year ended December 31, 2016, we declared total dividends of $6.0 million or $0.38 per share. We declared quarterly dividends of $0.04 per share in March 2016, $0.06 per share in June 2016, $0.11 per share in September 2016, and $0.17 per share in December 2016. For the tax year ended December 31, 2015, we declared total dividends of $1.5 million, or $0.10 per share, in May 2015.

Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are typically reclassified among the CSWC’s capital accounts. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP; accordingly for the fiscal years ended March 31, 2018 and 2017, CSWC reclassified for book purposes amounts arising from permanent book/tax differences related to the tax treatment of return of capital and/or deemed distributions, tax treatment of investments upon disposition, and non-deductible expenses, as follows (amounts in thousands):

	Year ended March 31, 2018	Year ended March 31, 2017
Additional capital	$(552)	$(2,518)
Accumulated net investment (income) loss	$4,277	$(889)
Accumulated net realized gains	$(3,725)	$3,407

The determination of the tax attributes of CSWC’s distributions is made after tax year end, based upon its taxable income for the full tax year and distributions paid for the full tax year. Therefore, the determination of tax attributes made on an interim basis for fiscal year end may not be representative of the actual tax attributes determined at tax year end.

For tax purposes, the 2017 dividends totaled $1.16 per share and were comprised of (1) ordinary income totaling approximately $0.643 per share, (2) long term capital gains totaling approximately $0.324 per share, and (3) qualified dividend income totaling approximately $0.193 per share. In addition, 88.35% of each of the ordinary distributions represent interest-related dividends and 10.76% of each of the distributions represents short-term capital gains dividends. 94.54% of total distributions represent the portion of CSWC’s dividends received by non-U.S. residents and foreign corporation shareholders that are generally exempt from U.S. withholding tax. Of the qualified dividends of $3.5 million, 23.13% are eligible for the dividends received deduction. For tax purposes, the 2016 dividends totaled $0.38 per share and were comprised of (1) ordinary income totaling approximately $0.065 per share, (2) long term capital gains totaling approximately $0.28 per share, and (3) qualified dividend income totaling approximately $0.035 per share. In addition, 19.75% of total distributions are considered an interest-related dividend and 97.78% of total distributions represent the portion of CSWC’s dividends received by non-U.S. residents and foreign corporation shareholders that are generally exempt from U.S. withholding tax. Of the qualified dividends of $0.5 million, 34.65% are eligible for the dividends received deduction.

Ordinary dividend distributions from a RIC do not qualify for the 20% maximum tax rate (plus a 3.8% Medicare surtax, if applicable) on dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for distributions will generally include both ordinary income and capital gains, but may also include qualified dividends or return of capital.

The tax character of distributions paid for the tax years ended December 31, 2017 and 2016 was as follows (amounts in thousands):

	Twelve Months Ended December 31,
	2017	2016
Ordinary income	$13,149	$1,551
Distributions of long term capital gains	5,101	4,367

Distributions on tax basis[1]	$18,250	$5,918

[1]	Includes only those distributions which reduce estimated taxable income.

As of March 31, 2018, CSWC estimates that it has undistributed taxable income of approximately $10.9 million, or $0.67 per share, which includes $4.7 million of distributions related to prior year, that will be carried forward toward distributions to be paid in future periods. We intend to meet the applicable qualifications to be taxed as a RIC in future periods.

The following reconciles net increase in assets resulting from operations to estimated RIC taxable income for the years ended March 31, 2018, 2017 and 2016:

	Years ended March 31,
	2018	2017	2016
Reconciliation of RIC Taxable Income[1]
Net increase (decrease) in net assets resulting from operations	$39,307	$23,474	$(5,400)
Net change in unrealized (appreciation) depreciation on investments	(21,492)	(7,690)	(16,089)
Disallowed net operating loss	—	—	3,630
(Expense/loss) income/gain recognized for tax on pass-through entities	(403)	986	2,334
Gain (loss) recognized for tax on dispositions	643	1,248	(2,165)
Net operating loss - management company and taxable subsidiary	316	1,323	6,188
Non-deductible tax expense	228	588	—
Other book tax differences	(62)	223	563

Estimated taxable income (loss) before deductions for distributions	18,537	20,152	(10,939)

Distributions[2]:
Ordinary	7,020	932	—
Capital gains	930	4,367	1,544
Deemed distributions	—	—	8,423
Distributions payable[2]	4,421	7,072	619

Estimated RIC undistributed taxable income (loss)	6,166	7,781	(21,525)

[1]

The calculation of taxable income for each period is an estimate and will not be finally determined until the Company files its tax return each year. Final taxable income may be different than this estimate.

[2]	Includes only those distributions which reduce estimated taxable income.

As of March 31, 2018, 2017 and 2016, the components of estimated RIC accumulated earnings on a tax basis were as follows (amounts in thousands):

	Years ended March 31,
	2018	2017	2016
Components of Accumulated Earnings on a Tax Basis[1]
Undistributed ordinary income - tax basis	$13,427	$11,890	$—
Capital loss carryforward	—	—	(10,939)
Undistributed net realized gain	2,276	3,085	—
Unrealized appreciation on investments	57,264	36,481	30,740
Other temporary differences	(321)	(122)	243
Distributions payable[2]	(4,421)	(7,072)	(619)

Components of distributable earnings at year-end	68,225	44,262	19,425

[1]

The calculation of taxable income for each period is an estimate and will not be finally determined until the Company files its tax return each year. Final taxable income may be different than this estimate.

[2]	Includes only those distributions which reduce estimated taxable income.

As of March 31, 2018, the cost of investments for U.S. federal income tax purposes was $335.6 million, with such investments having a gross unrealized appreciation of $62.4 million and gross unrealized depreciation of $4.9 million.

A RIC may elect to retain all or a portion of its long-term capital gains by designating them as a “deemed distribution” to its shareholders and paying a federal tax on the long-term capital gains for the benefit of its shareholders. Shareholders then report their share of the retained capital gains on their income tax returns as if it had been received and report a tax credit for tax paid on their behalf by the RIC. Shareholders then add the amount of the “deemed distribution” net of such tax to the basis of their shares. As a result of the Tax Reform, the federal tax rate for deemed distributions is 21% as of January 1, 2018.

For the tax years ended December 31, 2017 and 2016, we distributed all long-term capital gains and therefore had no deemed distributions to our shareholders or federal taxes incurred related to such items. During our tax year ended December 31, 2015, we had net long-term capital gains of $8.4 million for tax purposes, which we elected to retain and treat as deemed distributions to our shareholders. For the tax year ended December 31, 2015, we incurred federal taxes on behalf of our shareholders in the amount of $2.9 million.

CSMC, a wholly-owned subsidiary of CSWC, is not a RIC and is required to pay taxes at the current corporate rate. For tax purposes, CSMC has elected to be treated as a taxable entity, and therefore is not consolidated for tax purposes and is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. The taxable income, or loss, of CSMC may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in our consolidated financial statements. CSMC records individual cash incentive award and bonus accruals on a quarterly basis. Deferred taxes related to the changes in the restoration plan, individual cash incentive award and bonus accruals are also recorded on a quarterly basis. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized. Establishing a valuation allowance of a deferred tax asset requires management to make estimates related to expectations of future taxable income. Estimates of future taxable income are based on forecasted cash flows from CSMC’s operations. As of March 31, 2018, CSMC had a deferred tax asset of approximately $2.1 million and a deferred tax liability of $0.2 million. During the year ended March 31, 2018, the deferred tax asset increased by approximately $0.1 million as a result of the Tax Reform. The deferred tax asset decreased by $1.2 million due to the reduction of the corporate tax rate to 21% and was offset by an increase of $1.3 million due to the release of the valuation allowance on our deferred tax asset. Our estimated taxable income increased due to the repeal of 162(m) qualified performance-based pay exemptions and the expansion of the definition of a “covered employee,” As of March 31, 2018, we believe that we will be able to utilize all $2.1 million of our deferred tax assets. We will continue to assess our ability to realize our existing deferred tax assets. As of March 31, 2017, CSMC had a deferred tax asset of $2.0 million.

Based on our assessment of our unrecognized tax benefits, management believes that all benefits will be realized and they do not contain any uncertain tax positions. As a result of the Tax Reform, the corporate tax rate of CSMC is 21% as of January 1, 2018.

The following table sets forth the significant components of the deferred tax assets and liabilities as of March 31, 2018 and 2017 (amounts in thousands):

	Years ended
	2018	2017
Deferred tax asset:
Net operating loss carryforwards	$487	$1,571
Compensation	924	1,110
Pension liability	617	722
Other	22	76

Total deferred tax asset	2,050	3,479
Less valuation allowance	—	(1,325)

Total net deferred tax asset	2,050	2,154

Deferred tax liabilities:
Other	(190)	(137)

Total deferred tax liabilities	(190)	(137)

Total net deferred tax assets	$1,860	$2,017

The above referenced Net Operating Loss was generated in 2015 and expires in 2035.

In addition, we have a wholly-owned taxable subsidiary, or the Taxable Subsidiary, which holds a portion of one or more of our portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiary is consolidated for financial reporting purposes in accordance with U.S. GAAP, so that our consolidated financial statements reflect our investments in the portfolio companies owned by the Taxable Subsidiary. The purpose of the Taxable Subsidiary is to permit us to hold certain interests in portfolio companies that are organized as limited liability companies, or LLCs (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90% of our gross income for federal income tax purposes must consist of qualifying investment income. Absent the Taxable Subsidiary, a proportionate amount of any gross income of a partnership or LLC (or other pass-through entity) portfolio investment would flow through directly to us. To the extent that our income did not consist of investment income, it could jeopardize our ability to qualify as a RIC and therefore cause us to incur significant amounts of corporate-level U.S. federal income taxes. Where interests in LLCs (or other pass-through entities) are owned by the Taxable Subsidiary, however, the income from those interests is taxed to the Taxable Subsidiary and does not flow through to us, thereby helping us preserve our RIC status and resultant tax advantages. The Taxable Subsidiary is not consolidated for U.S. federal income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense, or benefit, and the related tax assets and liabilities, if any, are reflected in our Statement of Operations. As a result of the Tax Reform, the corporate tax rate of the Taxable Subsidiary is 21% as of January 1, 2018.

The income tax expense, or benefit, and the related tax assets and liabilities generated by CSWC, CSMC and the Taxable Subsidiary, if any, are reflected in CSWC’s consolidated financial statements. For the year ended March 31, 2018, we recognized total net income tax expense of $0.2 million, principally consisting of a

$0.2 million accrual for excise tax on our estimated undistributed taxable income. For the year ended March 31, 2017, we recognized a total net income tax provision of $1.8 million, principally consisting of a provision for deferred U.S. federal income taxes relating to CSMC of $1.0 million, a $0.6 million accrual for excise tax on our estimated undistributed taxable income and $0.2 million relating to the Taxable Subsidiary. We also recognized a deferred tax provision of $0.3 million, which is primarily the result of the unrealized appreciation related to the portfolio investment held in the Taxable Subsidiary.

Regarding the Tax Reform, the Company has completed all accounting and there are no items reported as provisional amounts. However, the Tax Reform accounting incorporates assumptions made based on the Company’s current interpretation of the Tax Act and may change, possibly materially, as the Company completes the analysis and receives additional clarification and implementation guidance. In addition, changes in interpretations, assumptions, and guidance regarding the new tax legislation, as well as the potential for technical corrections to the Tax Reform, could have a material impact to the Company’s effective tax rate in future periods. Finally, given the significant complexity of the Tax Reform, current guidance from the U.S. Treasury about implementing the Tax Act and any related guidance from the SEC or the FASB may change, which may require us to refine the Company’s estimates in the future.

Although we believe our tax returns are correct, the final determination of tax examinations could be different from what was reported on the returns. In our opinion, we have made adequate tax provisions for years subject to examination. Generally, we are currently open to audit under the statute of limitations by the Internal Revenue Service as well as state taxing authorities for the years ended December 31, 2014 through 2017.

The following table sets forth the significant components of the income tax expense as of March 31, 2018, 2017 and 2016 (amounts in thousands):

	Years ended March 31,
Components of Income Tax Expense	2018	2017	2016
Statutory federal income tax	$(91)	$(175)	$(2,593)
162(m) limitation	710	625	545
Excise tax	228	588	—
Valuation allowance	(1,324)	459	866
Tax related to Taxable Subsidiary	—	173	—
Prior year deferred tax true-up	(164)	67	(125)
Compensation benefits	(426)	—	—
Tax Reform	1,246	—	—
Other	16	42	29

Total income tax expense	$195	$1,779	$(1,278)

7.	SHAREHOLDERS’ EQUITY

There were no sales of the Company’s equity securities for the years ended March 31, 2018 and 2017.

On October 26, 2010, we received an exemptive order from the SEC permitting us to issue restricted stock to our executive officers and certain key employees, or the Original Order. On August 22, 2017, we received the Exemptive Order that supersedes the Original Order and in addition to the relief granted under the Original Order, allows us to withhold shares to satisfy tax withholding obligations related to the vesting of restricted stock granted pursuant to the 2010 Restricted Stock Award Plan, or the 2010 Plan, and to pay the exercise price of options to purchase shares of our common stock granted pursuant to the 2009 Stock Incentive Plan, or the 2009 Plan. During the year ended March 31, 2018, the Company repurchased 5,080 shares at an aggregate cost of approximately $0.1 million and a weighted average price per share of $16.78 in connection with the vesting of restricted stock awards. During the year ended March 31, 2017, the Company did not repurchase any shares in connection with the vesting of restricted stock awards.

Share Repurchase Program

In January 2016, the Company’s Board of Directors approved a share repurchase program authorizing the Company to repurchase up to $10 million of its outstanding common stock in the open market at certain thresholds below its NAV per share, in accordance with guidelines specified in Rules 10b5-1(c)(1)(i)(B) and 10b-18 under the Securities Exchange Act of 1934. On March 1, 2016, the Company entered into a share repurchase agreement with Cantor Fitzgerald & Co. This agreement became effective immediately and shall terminate on the earliest of: (1) the date on which a total of $10 million worth of common shares have been purchased under the plan; (2) the date on which the terms set forth in the purchase instructions have been met; or (3) the date that is one trading day after the date on which insider notifies broker in writing that this agreement shall terminate.

During the year ended March 31, 2018, the Company had repurchased a total of 35,911 shares at an average price of $16.37 per share, including commissions paid, leaving approximately $9.4 million available for additional repurchases under the program. During the year ended March 31, 2017, the Company did not repurchase any shares of the Company’s common stock under the share repurchase program. The following table summarizes the Company’s share repurchases under the program for the years ended March 31, 2018 and 2017:

	Year Ended March 31,
Repurchases of Common Stock	2018	2017
Number of shares repurchased	35,911	—
Cost of shares repurchased, including commissions	$587,772	$—
Weighted average price per share	$16.37	$—
Net asset value per share at prior quarter end	$18.44	N/A
Weighted average discount to prior quarter net asset value	11.2%	N/A

8.	SPIN-OFF COMPENSATION PLAN

On August 28, 2014, CSWC’s Board of Directors adopted a compensation plan (the “Spin-off Compensation Plan”) consisting of grants of nonqualified stock options, restricted stock and cash incentive awards to certain officers of the Company at the time. The Spin-off Compensation Plan was intended to align the compensation of the Company’s key officers with the Company’s strategic objective of increasing the market value of the Company’s shares through a transformative transaction for the benefit of the Company’s shareholders. Under the Spin-Off Compensation Plan, Joseph B. Armes, former Chief Executive Officer of the Company, Kelly Tacke, former Chief Financial Officer of the Company, and Bowen S. Diehl, former Chief Investment Officer and current Chief Executive Officer of the company, were collectively as a group eligible to receive an amount equal to six percent of the aggregate appreciation in the Company’s share price from August 28, 2014 (using a base price of $36.16 per share) to the date 90 days after the completion of a transformative transaction (the “Trigger Event Date”). The first plan component consisted of nonqualified options awarded to purchase an aggregate of 259,000 shares of common stock at an exercise price of $36.60 per share. The second plan component consisted of an aggregate of 127,000 shares of restricted stock, which have voting rights but do not have cash dividend rights. See Note 9 for further discussion on the first two components of the Spin-off Compensation Plan. The final plan component consisted of cash incentive payments awarded to each participant in an amount equal to the excess of each awardee’s allocable portion of the total payment amount over the aggregate value as of the Trigger Event Date of the awardee’s restricted common stock and nonqualified options awarded under the Spin-off Compensation Plan.

On September 8, 2015, the Board designated the Share Distribution as a transformative transaction for purposes of the Spin-off Compensation Plan and amended the award agreements granted under the plan to provide for accelerated vesting of the awards held by a participant in the event of a termination of that participant’s service effected by the participant for good reason, by the employer without cause, or as a result of the disability or death of the participant. On September 30, 2015, we completed the Share Distribution.

Effective immediately with the Share Distribution, both Joseph B. Armes and Kelly Tacke became employees of CSWI and Bowen Diehl, our President and Chief Executive Officer, continued to be an employee of our Company. The Company entered into the Employee Matters Agreement with CSWI. Under the Employee Matters Agreement, we retained the cash incentive awards granted under the Spin-off Compensation Plan, and all liabilities with respect to the cash incentive awards remained liabilities of CSWC. The equity based awards vesting terms were as follows: (1) 1/3 on December 29, 2015; (2) 1/3 on December 29, 2016; and (3) 1/3 on December 29, 2017, subject to accelerated vesting as described above.

The total value accretion was six percent of the aggregate appreciation in the Company’s share price from $36.16 to the combined volume-weighted average prices of both CSWC and CSWI stock as of December 29, 2015. The cash component of the Spin-off Compensation Plan was the difference between the total value accretion and the aggregate value of the awardee’s restricted common stock and non-qualified option awards under the Spin-Off Compensation Plan. The total cash liabilities for three participants under the plan totaled $6.1 million. The final payment of $1.4 million was fully vested on December 29, 2017, and was subsequently paid out in January 2018. As of March 31, 2018, there is no remaining unrecognized expense related to the Spin-off Compensation Plan.

During both the years ended March 31, 2018 and 2017, we recognized the cash component of spin-off compensation expense of $0.7 million, which represented the cash component of spin-off compensation for our current employee. During the years ended March 31, 2018 and 2017, we recorded $0.5 million and $1.9 million, respectively, directly to additional capital for the cash component of the spin-off compensation related to the two employees who transferred to CSWI, of which $1.3 million was paid to Kelly Tacke during the year ended March 31, 2017 upon her separation from CSWI. As of March 31, 2018, there is no remaining unrecognized expense related to the cash component of the Spin-Off Compensation Plan.

9.	EMPLOYEE STOCK BASED COMPENSATION PLANS

Stock Awards

Pursuant to the Capital Southwest Corporation 2010 Plan, our Board of Directors originally reserved 188,000 shares of restricted stock for issuance to certain of our employees. At our annual shareholder meeting in August 2015, our shareholders approved an increase of an additional 450,000 shares to our 2010 Plan. A restricted stock award is an award of shares of our common stock, which generally have full voting and dividend rights but are restricted with regard to sale or transfer. Restricted stock awards are independent of stock grants and are generally subject to forfeiture if employment terminates prior to these restrictions lapsing. Unless otherwise specified in the award agreement, these shares vest in equal annual installments over a four to five-year period from the grant date and are expensed over the vesting period starting on the grant date.

On August 28, 2014, our Board of Directors amended the 2010 Plan, as permitted pursuant to Section 14 of the 2010 Plan (the “First Amendment to the 2010 Plan”). The First Amendment to the 2010 Plan provides that an award agreement may allow an award to remain outstanding after a spin-off or change in control of one or more wholly-owned subsidiaries of the Company. In addition, on August 28, 2014, the Board of Directors granted 127,000 shares of restricted stock under the Spin-Off Compensation Plan. On August 10, 2015, the Second Amendment to the 2010 Plan increased the number of shares of Company common stock available for issuance by 450,000 shares.

On August 22, 2017, we received the Exemptive Order from the SEC that supersedes the Original Order and, in addition to the relief granted under the Original Order, allows the Company to withhold shares to satisfy tax withholding obligations related to the vesting of restricted stock granted pursuant to the 2010 Plan. The Third Amendment to the 2010 Plan, which became effective on August 22, 2017, reflects amendments relating to the Exemptive Order.

On September 30, 2015, we completed the Share Distribution. Each holder of an outstanding Capital Southwest Restricted Stock Award immediately prior to the Share Distribution received, as of the effective date of the Share Distribution, a CSWI Restricted Stock Award for the number of CSWI Shares the holder would have received if the outstanding Capital Southwest Restricted Stock Award was comprised of fully vested Capital Southwest Shares as of the effective date.

The vesting terms for restricted stock awards previously granted under the Spin-off Compensation Plan are as follows: (1) one-third on December 29, 2015; (2) one-third on December 29, 2016; and (3) one-third on December 29, 2017, subject to accelerated vesting as described above. As of March 31, 2018, there is no remaining unrecognized expense related to the Spin-off Compensation Plan.

The following table summarizes the restricted stock available for issuance for the year ended March 31, 2018:

Restricted stock available for issuance as of March 31, 2017	190,502
Additional restricted stock approved under the plan	—
Restricted stock granted during the year ended March 31, 2018	(185,725)
Restricted stock forfeited during the year ended March 31, 2018	5,000

Restricted stock available for issuance as of March 31, 2018	9,777

We expense the cost of the restricted stock awards, which is determined to equal the fair value of the restricted stock award at the date of grant, on a straight-line basis over the requisite service period. For these purposes, the fair value of the restricted stock award is determined based upon the closing price of our common stock on the date of the grant. Due to the Share Distribution, the Company evaluated (1) the value of the CSWC stock awards prior to the Share Distribution and (2) the combined value of CSWC and CSWI stock awards following the Share Distribution and recorded additional incremental stock based compensation expenses.

For the fiscal years ended March 31, 2018, 2017, and 2016 we recognized total share based compensation expense of $1.7 million, $1.0 million and $0.7 million, respectively, related to the restricted stock issued to our employees and officers.

As of March 31, 2018, the total remaining unrecognized compensation expense related to non-vested restricted stock awards was $5.1 million, which will be amortized over the weighted-average vesting period of approximately 2.9 years. Subsequent to the Share Distribution, the compensation expense related to non-vested awards held by employees who are now employed by CSWI is recorded by CSWI.

The following table summarizes the restricted stock outstanding as of March 31, 2018:

Restricted Stock Awards	Number of Shares	Weighted Average Fair Value Per Share at grant date	Weighted Average Remaining Vesting Term (in Years)
Unvested at March 31, 2016	233,207	$15.79	3.0
Granted	161,918	14.46	3.6
Vested	(93,202)	15.87	—
Forfeited	(7,880)	22.44	—

Unvested at March 31, 2017	294,043	$14.99	3.1
Granted	185,725	16.79	3.6
Vested	(102,605)	15.25	—
Forfeited	(5,000)	14.48	—

Unvested at March 31, 2018	372,163	$15.82	2.9

Stock Options

On July 20, 2009, shareholders approved our 2009 Plan, which provides for the granting of stock options to employees and officers and authorizes the issuance of common stock upon exercise of stock options for up to 560,000 shares. All options are granted at or above market price, generally expire up to 10 years from the date of grant and are generally exercisable on or after the first anniversary of the date of grant in five annual installments.

On August 28, 2014, our Board of Directors amended the 2009 Plan, as permitted pursuant to Section 18 of the 2009 Plan (the “First Amendment to the 2009 Plan”). The First Amendment to the 2009 Plan provides that an award agreement may allow an award to remain outstanding after a spin-off or change in control of one or more wholly-owned subsidiaries of the Company. In addition, on August 28, 2014, options to purchase 259,000 shares at $36.60 per share were granted under the 2009 Plan, as amended. On September 8, 2015, the Board designated the Share Distribution as a transformative transaction for purposes of the 2009 Plan and amended the award agreements granted under the 2009 Plan to provide for accelerated vesting of the awards held by a participant in the event of a termination of that participant’s service effected by the executive for good reason, by the employer without cause, or as a result of the disability or death of the participant. A third of these options were vested on each of December 29, 2015, December 29, 2016, and December 29, 2017, respectively, subject to accelerated vesting as described above.

On August 22, 2017, we received the Exemptive Order from the SEC that supersedes the Original Order and, in addition to the relief granted under the Original Order, allows us to withhold shares of our common stock to satisfy the exercise of options to purchase shares of our common stock granted pursuant to the 2009 Plan.

At March 31, 2018, there are options to acquire 195,608 shares of common stock outstanding. The Compensation Committee does not intend to grant additional options under the 2009 Stock Incentive Plan or request shareholders’ approval of additional stock options to be added under the 2009 Stock Incentive Plan.

We previously granted stock options under our 1999 Stock Option Plan (the “1999 Plan”), as approved by shareholders on July 19, 1999. The 1999 Plan expired on April 19, 2009. Options previously granted under our 1999 Plan and outstanding on July 20, 2009 continue in effect and are governed by the provisions of the 1999 Plan. All options granted under the 1999 Plan were granted at market price on the date of grant, generally expire up to 10 years from the date of grant and are generally exercisable on or after the first anniversary of the date of grant in five to ten annual installments. At March 31, 2018 and 2017, there are no options to acquire shares of common stock outstanding under the 1999 Plan.

At September 30, 2015, in connection with the Share Distribution, we entered into the Employee Matters Agreement, which provided that each option to acquire CSWC common stock that was outstanding immediately prior to September 30, 2015, would be converted into both an option to acquire post-Share Distribution CSWC common stock and an option to acquire CSWI common stock and would be subject to substantially the same terms and conditions (including with respect to vesting and expiration) after the Share Distribution. Certain adjustments, using volumetric weighted-average prices for the 10-day period immediately prior to and immediately following the distribution, were made to the exercise price and number of shares of CSWC subject to such awards, with the intention of preserving the economic value of the awards immediately prior to the distribution for all CSWC employees. We compared the fair market value of our stock options on the day of the Share Distribution with the combined fair value of our stock options and CSWI stock options the day after the completion of the Share Distribution. The distribution-related adjustments did not have a material impact on compensation expense for the years ended March 31, 2018 and 2017.

The following table summarizes activity in the 2009 Plan and the 1999 Plan as of March 31, 2018, including adjustments in connection with the Share Distribution:

	Number of Shares	Weighted Average Exercise Price		Aggregate Intrinsic Value
2009 Plan
Balance at March 31, 2015	372,000	$35.24
Granted	—	—
Exercised	(8,000)	23.37			$221,020
Canceled/Forfeited	—	—
Spin-off adjustments	(1,487)*	NA

Balance at March 31, 2016	362,513	11.21	*
Granted	—	—
Exercised	(131,252)	11.48			$479,177
Canceled/Forfeited	(24,897)	10.56

Balance at March 31, 2017	206,364	11.12
Granted	—	—
Exercised	(10,756)	11.66			$58,081
Canceled/Forfeited	—	—

Balance at March 31, 2018	195,608	$11.09

1999 Plan
Balance at March 31, 2015	16,000	$23.37
Granted	—	—
Exercised	(15,974)	17.38			$316,241
Canceled/Forfeited	—	—
Spin-off adjustments	(26)*	NA

Balance at March 31, 2016	—	—
Granted	—	—
Exercised	—	—
Canceled/Forfeited	—	—

Balance at March 31, 2017	—	—
Granted	—	—
Exercised	—	—
Canceled/Forfeited	—	—

Balance at March 31, 2018	—	$—		$

Combined Balance at March 31, 2018	195,608	$11.09	*	$

	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
March 31, 2018
Outstanding	5.6 years	$1,160,177
Exercisable	5.6 years	$1,092,181

*

Certain adjustments were made to the exercise price and number of shares of Capital Southwest awards using volumetric weighted-average prices for the 10-day period immediately prior to and immediately following the distribution with the intention of preserving the economic value of the awards immediately prior to the distribution for all Capital Southwest employees.

We recognize compensation cost using the straight-line method for all share-based payments. The fair value of stock options is determined on the date of grant using the Black-Scholes pricing model and is expensed over the requisite service period of the related stock options. Accordingly, for the years ended March 31, 2018, 2017 and 2016, we recognized stock option compensation expense of $0.2 million, $0.2 million, and $0.4 million, respectively, related to the stock options held by our employees and officers. As of March 31, 2018, the total remaining unrecognized compensation expense related to non-vested stock options was $39 thousand, which will be amortized over the weighted-average vesting period of approximately 0.6 years.

At March 31, 2018, the range of exercise prices was $7.55 to $11.66 and the weighted-average remaining contractual life of outstanding options was 5.6 years. The total number of shares of common stock exercisable under both the 2009 Plan and the 1999 Plan at March 31, 2018 was 183,658 shares with a weighted-average exercise price of $11.07. During the year ended March 31, 2018, no options were granted, 69,272 options vested with a total fair value of approximately $0.4 million and 10,756 options were exercised with an average exercise price of $11.66.

At March 31, 2017, the range of exercise prices was $7.55 to $11.53 and the weighted-average remaining contractual life of outstanding options was 6.5 years. The total number of options exercisable under both the 2009 Plan and the 1999 Plan at March 31, 2017, was 125,141 shares with a weighted-average exercise price of $11.12. During the year ended March 31, 2017, no options were granted, 126,594 options vested with a total fair value of approximately $0.8 million and 131,252 options were exercised with an average exercise price of $11.48.

Individual Incentive Awards

On January 16, 2012, our Board of Directors approved the issuance of 104,000 individual cash incentive awards with a baseline for measuring increases in NAV per share of $36.74 (NAV at December 31, 2011) to provide deferred compensation to certain key employees. Under the individual cash incentive award agreements, awards vest on the fifth anniversary of the award date. Upon exercise of an individual cash incentive award, the Company pays the recipient a cash payment in an amount equal to the net asset value per share minus the baseline net asset value per share, adjusted for capital gain dividends declared.

In connection with the Share Distribution, we entered into the Employee Matters Agreement with CSWI. Under the Employee Matters Agreement, the individual cash incentive award agreements were amended to provide that the value of each individual cash incentive award is determined based upon the NAV of CSWC as of June 30, 2015. The remaining terms of each individual incentive award agreement, including the vesting and payment terms, will remain unchanged. After the effective date of the Share Distribution, CSWC retains all liabilities associated with all individual cash incentive awards granted by CSWC.

There are currently 48,000 individual cash incentive awards outstanding as of March 31, 2018 and the liability for individual cash incentive awards was $0.3 million at March 31, 2018. During the year ended March 31, 2018, no payments were made. During the year ended March 31, 2017, payments in the amount of $0.3 million were paid to vested employees. The estimated liability for individual cash incentive awards was $0.3 million at March 31, 2017.

There were no individual cash incentive awards vested or granted during the year ended March 31, 2018.

Individual Cash Incentive Awards	Number of Shares	Weighted Average Grant Price Per Share	Weighted Average Remaining Vesting Term (in Years)
Unvested at March 31, 2017	48,000	$47.03	1.6
Granted	—	—	—
Vested	—	—	—
Forfeited or expired	—	—	—

Unvested at March 31, 2018	48,000	$47.03	0.6

10.	OTHER EMPLOYEE COMPENSATION

We established a 401(k) plan (“401K Plan”) effective October 1, 2015. All full-time employees are eligible to participate in the 401K Plan. The 401K Plan permits employees to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum based on age and eligibility. We made contributions to the 401K Plan of up to 4.5% of the Internal Revenue Service’s annual maximum eligible compensation, all of which is fully vested immediately. During the year ended March 31, 2018, we made matching contributions of approximately $128.0 thousand. During the year ended March 31, 2017, we made matching contributions of approximately $119.0 thousand.

11.	RETIREMENT PLANS

Until the Share Distribution, CSWC sponsored a qualified defined benefit pension plan which covers its employees and employees of certain of its controlled affiliates. The following information about the plan represents amounts and information related to CSWC’s participation in the plan and is presented as though CSWC sponsored a single-employer plan. Benefits were based on years of service and an average of the highest five consecutive years of compensation during the last 10 years of employment. The funding policy of the plan was to contribute annual amounts that are currently deductible for tax reporting purposes. No contribution was made to the plan during the three years ended March 31, 2018. The qualified defined benefit pension plan is closed to any employees hired or rehired on or after January 1, 2015. In connection with the Share Distribution, we entered into an Employee Matters Agreement with CSWI on September 8, 2015. The Employee Matters Agreement was amended and restated on September 14, 2015. Under the Employee Matters Agreement, Capital Southwest Corporation and Capital Southwest Management Corporation withdrew as participating employers in the Plan and CSWI became the Sponsoring Employer of the Qualified Retirement Plan and assumed all the liabilities, assets, and future funding obligations for providing benefits for the covered Participants under the Qualified Retirement Plan.

Additionally, CSWC sponsors an unfunded Retirement Restoration Plan, which is a nonqualified plan that provides for the payment, upon retirement, of the difference between the maximum annual payment permissible under the qualified retirement plan pursuant to federal limitations and the amount which would otherwise have been payable under the qualified plan. Effective September 30, 2015, the benefits accrued under the Restoration Plan on behalf of CSWI employees, including employees who transferred from the Company to CSWI, were transferred to a non-qualified deferred compensation plan established by CSWI. The Company retained all liabilities associated with benefits accrued under the Restoration Plan on behalf of individuals who remain employees of the Company or Capital Southwest Management Corporation following September 30, 2015 or who terminated employment prior to September 30, 2015 with vested benefits under the Restoration Plan. Unvested accrued benefits under the Restoration Plan were forfeited as of September 30, 2015.

The following tables set forth the qualified plan’s net pension benefit, benefit obligation, fair value of plan assets, and amounts recognized in our Consolidated Statements of Operations at March 31, 2018, 2017 and 2016, as well as amounts recognized in our Consolidated Statements of Assets and Liabilities at March 31, 2018 and 2017 in thousands):

	Years ended March 31,
	2018	2017	2016
Net pension benefit
Service cost-benefits earned during the year	$—	$—	$190
Interest cost on projected benefit obligation	—	—	173
Expected return on assets	—	—	(579)
Net amortization	—	—	5
Immediate recognition of benefit cost due to Plan Freeze at 9/30/2015	—	—	(72)

Net pension benefit from qualified plan	$—	$—	$(283)

	Years ended March 31,
	2018	2017	2016
Change in benefit obligation
Benefit obligation at beginning of year	$—	$—	$8,329
Service cost	—	—	190
Interest cost	—	—	173
Actuarial (gain) loss	—	—	(508)
Benefits paid	—	—	(172)
Curtailment recognition	—	—	(409)
Transferred to CSWI at 9/30/2015	—	—	(7,603)

Benefit obligation at end of year	$—	$—	$—

	Years ended March 31,
	2018	2017	2016
Change in plan assets
Fair value of plan assets at beginning of year	$—	$—	$18,623
Actual return on plan assets	—	—	(315)
Benefits paid	—	—	(172)
Transferred to CSWI at 9/30/2015	—	—	(18,136)

Fair value of plan assets at end of year	$—	$—	$—

Following the Share Distribution, all plan assets were transferred to CSWI. As such, CSWC did not record any prepaid pension cost or accumulated benefit obligation in connection with the qualified defined benefit pension plan for the years ended March 31, 2018, 2017 and 2016.

The following tables set forth the retirement restoration plan’s net pension benefit and benefit obligation amounts at March 31, 2018, 2017 and 2016, as well as amounts recognized in our consolidated statements of assets and liabilities at March 31, 2018 and 2017:

	Years ended March 31,
	2018	2017	2016
Net pension cost
Service cost-benefits earned during the year	$—	$—	$82
Interest cost on projected benefit obligation	116	125	138
Net amortization	48	47	45
Immediate recognition of benefit cost due to Plan Freeze at 9/30/2015	—	—	(82)

Net pension cost from restoration plan	$164	$172	$183

	Years ended March 31,
	2018	2017	2016
Change in benefit obligation
Benefit obligation at beginning of year	$3,020	$3,061	$3,119
Service cost	—	—	82
Interest cost	116	125	138
Actuarial loss	11	41	428
Benefits paid	(210)	(207)	(200)
Curtailment recognition	—	—	(329)
Other adjustments	—	—	(177)

Benefit obligation at end of year	$2,937	$3,020	$3,061

	Years ended March 31,
	2018	2017
Amounts recognized in our Consolidated Statements of Assets and Liabilities
Projected benefit obligation	$(2,937)	$(3,020)
Net actuarial loss recognized as a component of equity	813	850

Total	$(2,124)	$(2,170)

Accumulated benefit obligation	$(2,937)	$(3,020)

The estimated net actuarial loss that will be amortized from equity into net pension cost during 2019 is approximately $46 thousand.

The following assumptions were used in estimating the actuarial present value of the projected benefit obligations:

	Years ended March 31,
	2018	2017	2016
Discount rate	4.00%	4.00%	4.25%
Rate of compensation increases	N/A	N/A	5.00%

The following assumptions were used in estimating the net periodic (income)/expense:

	Years ended March 31,
	2018	2017	2016
Discount rate	4.00%	4.00%	4.25%
Expected return on plan assets	N/A	N/A	N/A
Rate of compensation increases	N/A	N/A	N/A

Following are the expected benefit payments for the next five years and in the aggregate for the years 2024-2028 (amounts in thousands):

(In thousands)	2019	2020	2021	2022	2023	2024-2028
Restoration Plan	$213	$212	$225	$235	$232	$1,084

12.	COMMITMENTS AND CONTINGENCIES

Commitments

In the normal course of business, the Company is a party to financial instruments with off-balance sheet risk, consisting primarily of unused commitments to extend financing to the Company’s portfolio companies. Since commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

		March 31, 2018	March 31, 2017
Portfolio Company	Investment Type	(amounts in thousands)
I-45 SLF LLC	Equity Investment	$3,200	$7,200
Clickbooth.com, LLC	Revolving Loan	2,000	—
ITA Holdings Group, LLC	Revolving Loan	2,000	—
LGM Pharma, LLC	Delayed Draw Term Loan	900	—
Prism Spectrum Holdings LLC	Revolving Loan	1,500	—
Zenfolio Inc.	Revolving Loan	2,000	—

Total unused commitments to extend financing		$11,600	$7,200

We lease office space under an operating lease which requires annual base rentals of approximately $250 thousand. For the three years ended March 31, 2018, total rental expense was $233 thousand in 2018, $233 thousand in 2017, and $186 thousand in 2016, and the rent commitments for the next five years as of March 31, 2018 are as follows (amounts in thousands):

Year ending March 31,	Rent Commitment
2019	248
2020	257
2021	266
2022	248
2023	—
Thereafter	—

Total	$1,019

Contingencies

We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. We have no currently pending material legal proceedings to which we are part or to which any of our assets is subject.

13.	SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

The following presents a summary of the unaudited quarterly consolidated financial information for the years ended March 31, 2018 and 2017 (in thousands except per share amounts):

2018	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
Net investment income	$3,436	$3,937	$4,663	$4,197	$16,233
Net realized gain on investments	624	210	617	131	1,582
Net change in unrealized appreciation on investments, net of tax	1,384	4,496	4,963	10,649	21,492
Net increase in net assets from operations	5,444	8,643	10,243	14,977	39,307
Net investment income per share	0.21	0.25	0.29	0.26	1.01
Net increase in net assets from operations per share	0.34	0.54	0.64	0.93	2.45

2017	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
Net investment income	$371	$1,365	$2,873	$3,279	$7,888
Net realized gain on investments	199	3,527	72	4,098	7,896
Net change in unrealized appreciation on investments, net of tax	2,127	2,026	4,940	(1,403)	7,690
Net increase in net assets from operations	2,697	6,918	7,885	5,974	23,474
Net investment income per share	0.02	0.09	0.18	0.21	0.50
Net increase in net assets from operations per share	0.17	0.44	0.50	0.37	1.48

14.	RELATED PARTY TRANSACTIONS

As a BDC, we are obligated under the 1940 Act to make available to our portfolio companies significant managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us will vary according to the particular needs of each portfolio company. During both the years ended March 31, 2018 and 2017, we received management and other fees from certain of our portfolio companies totaling $0.4 million, which were recognized as fees and other income on the Consolidated Statements of Operations. Additionally, as of March 31, 2018 and 2017, we had dividends receivable from I-45 SLF LLC of $2.2 million and $2.1 million, respectively, which were included in dividends and interest receivables on the Consolidated Statements of Assets and Liabilities.

15.	SUBSEQUENT EVENTS

On April 2, 2018, CSWC paid regular dividends declared on February 28, 2018 in the amount of $4.5 million, or $0.28 per share.

On April 16, 2018 and May 11, 2018, CSWC entered into Incremental Assumption Agreements, which increased the total commitments under the Credit Facility by $20 million and $10 million, respectively. The increases were executed under the accordion feature of the Credit Facility and increased total commitments from $180 million to $210 million.

On April 25, 2018, the Board of Directors unanimously approved the application of the recently modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, the minimum asset coverage ratio applicable to the Company will be decreased from 200% to 150%, effective April 25, 2019. The Board of Directors also approved a resolution which limits the Company’s issuance of senior securities such that the asset coverage ratio, taking into account any such issuance, would not be less than 166%, effective April 25, 2019.

On June 1, 2018, the Company’s Board of Directors declared a $0.29 dividend per share for the quarter ended June 30, 2018. The record date for the dividend is June 26, 2018. The payment date for the dividend is July 2, 2018.

16.	SELECTED PER SHARE DATA AND RATIOS

The following presents a summary of the selected per share data for the years ended March 31, 2014 through 2018 (in thousands except per share amounts):

	Years Ended March 31,
	2018	2017	2016	2015	2014
Per Share Data:
Investment income[1]	$2.18	$1.48	$0.58	$0.64	$0.82
Operating expenses[1]	(1.16)	(0.87)	(1.34)	(0.78)	(0.55)
Income taxes[1]	(0.01)	(0.11)	0.08	(0.02)	0.05

Net investment income (loss)[1]	1.01	0.50	(0.68)	(0.16)	0.32
Net realized gain (loss)[1]	0.10	0.50	(0.88)	7.06	0.66
Net change in unrealized appreciation on investments[1]	1.34	0.49	1.02	(6.96)	6.04

Total increase (decrease) from investment operations	2.45	1.49	(0.54)	(0.06)	7.02

Dividends to shareholders	(0.99)	(0.79)	(0.14)	(0.20)	(0.20)
Distribution from additional capital for spin-off	—	—	(1.67)	—	—
Spin-off Compensation Plan distribution, net of tax	(0.03)	(0.08)	(0.08)	—	—
Decrease in unrealized appreciation due to distributions to CSWI	—	—	(29.15)	—	—
Exercise of employee stock options[2]	0.01	(0.09)	0.03	(0.04)	(0.18)
Forfeiture (issuance) of restricted stock[3]	(0.18)	(0.15)	(0.49)	(0.40)	—

	Years Ended March 31,
	2018	2017	2016	2015	2014
Share based compensation expense	$0.11	$0.08	$0.08	$0.07	$(0.04)
Common stock withheld for payroll taxes upon vesting of restricted stock	(0.01)	—	—	—	—
Repurchase of common stock	(0.04)	—	—	—	—
Net change in pension plan funded status	(0.05)	—	—	(0.05)	0.08
Other[4]	0.01	—	—	—	—

Increase (decrease) in net asset value	1.28	0.46	(31.96)	(0.68)	6.68
Net asset value
Beginning of year	17.80	17.34	49.30	49.98	43.30

End of year	$19.08	$17.80	$17.34	$49.30	$49.98

Ratios and Supplemental Data
Ratio of operating expenses, excluding interest expense, to average net assets[5]	4.70%	4.59%	4.48%	1.59%	1.18%
Ratio of net investment income to average net assets	5.51%	2.83%	(2.27)%	(0.32)%	0.68%
Portfolio turnover	25.42%	23.57%	4.20%	0.93%	1.76%
Total investment return[6]	6.61%	27.88%	(20.71)%	8.40%	16.90%
Total return based on change in NAV[7]	12.75%	7.21%	(2.15)%	(0.96)%	15.89%

Per share market value at end of year	$17.02	$16.91	$13.87	$46.42	$34.72
Weighted-average basic shares outstanding	16,074	15,825	15,636	15,492	15,278
Weighted-average fully diluted shares outstanding	16,139	15,877	15,724	15,531	15,298
Common shares outstanding at end of year	16,162	16,011	15,726	15,565	15,414

[1]	Based on weighted-average basic shares outstanding for the period.
[2]	Net decrease is due to the exercise of employee stock options at prices less than beginning of period net asset value.
[3]	Reflects impact of the different share amounts as a result of issuance or forfeiture of restricted stock during the period.
[4]

Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted-average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end.

[5]	Amounts for fiscal 2015 and 2014 are based on average net assets prior to the Share Distribution.
[6]

Total investment return based on purchase of stock at the current market price on the first day and a sale at the current market price on the last day of each period reported on the table and assumes reinvestment of dividends at prices obtained by CSWC’s DRIP during the period. The return does not reflect any sales load that may be paid by an investor.

[7]	Total return based on change in NAV was calculated using the sum of ending NAV plus dividends to shareholders and other non-operating changes during the period, as divided by the beginning NAV.

17.	SIGNIFICANT SUBSIDIARIES

Media Recovery Inc.

Media Recovery, Inc., dba SpotSee Holdings, through its subsidiary ShockWatch, provides solutions that currently enable over 3,000 customers and some 200 partners in 62 countries to detect mishandling that causes product damage and spoilage during transport and storage. The ShockWatch product portfolio includes impact, tilt, temperature, vibration, and humidity detection systems and is widely used in the energy, transportation, aerospace, defense, food, pharmaceutical, medical device, consumer goods and manufacturing sectors.

At March 31, 2018, our investment in Media Recovery, Inc. exceeded the 10% threshold in at least one of the tests under Rule 4-08(g) of Regulation S-X. At March 31, 2018, our investment in Media Recovery, Inc. did not exceed the 20% threshold in at least one of the tests under Rule 3-09. However, our investment in Media Recovery, Inc. did exceed the 20% threshold in at least one of the tests under Rule 3-09 as of March 31, 2017. Accordingly, we will amend this Form 10-K to include the financial statements of Media Recovery, Inc. once they are available. At March 31, 2017, our investment in Media Recovery, Inc. exceeded the 10% and 20% thresholds in at least one of the tests under Rule 3-09 and Rule 4-08(g). Accordingly, we amended our Form 10-K for the fiscal year ended March 31, 2017 to include the financial statements of Media Recovery, Inc. in December 2017, within 90 days of Media Recovery, Inc.’s fiscal year end.

Below is certain selected key financial data from its Balance Sheet at March 31, 2018 and 2017 and the twelve months ended March 31, 2018, 2017 and 2016 Income Statement (amounts in thousands).

	March 31, 2018	March 31, 2017
Current Assets	$8,391	$9,935
Non-Current Assets	24,727	23,173
Current Liabilities	2,559	2,083
Non-Current Liabilities	2,228	2,396

	Twelve Months Ended March 31,
	2018	2017	2016
Revenue	$22,242	$19,571	$20,765
Income from continuing operations	2,673	1,100	591
Net income	2,673	1,100	472

TitanLiner, Inc.

TitanLiner, Inc. engages in the manufacture, installation and rental of spill containment systems for oilfield applications.

At March 31, 2018, our investment in TitanLiner, Inc. exceeded the 10% and 20% thresholds in at least one of the tests under Rule 3-09 and Rule 4-08(g) of Regulation S-X. Accordingly, we have included as an exhibit to this Form 10-K the financial statements of TitanLiner, Inc.

Below is certain selected key financial data from its Balance Sheet at March 31, 2018 and 2017 and the twelve months ended March 31, 2018, 2017 and 2016 Income Statement (amounts in thousands).

	March 31, 2018	March 31, 2017
Current Assets	$8,633	$5,712
Non-Current Assets	3,597	2,277
Current Liabilities	2,300	1,709
Non-Current Liabilities	1,486	1,638

	Twelve Months Ended March 31,
	2018	2017	2016
Revenue	$17,455	$9,963	$10,885
Income from continuing operations	3,150	(281)	(1,360)
Net income	3,150	(281)	(1,360)

I-45 SLF LLC

In September 2015, we entered into an LLC agreement with Main Street Capital to form I-45 SLF LLC. I-45 SLF LLC began investing in UMM syndicated senior secured loans during the quarter ended December 31,

2015. The initial equity capital commitment to I-45 SLF LLC totaled $85.0 million, consisting of $68.0 million from CSWC and $17.0 million from Main Street Capital. Approximately $81.0 million was funded as of March 31, 2018, relating to these commitments, of which $64.8 million was from CSWC. As of March 31, 2018, CSWC has unfunded commitments outstanding of $3.2 million. CSWC owns 80% of I-45 SLF LLC and has a profits interest of 75.6%, while Main Street Capital owns 20% and has a profits interest of 24.4%. I-45 SLF LLC’s Board of Managers make all investment and operational decisions for the fund, and consists of equal representation from CSWC and Main Street Capital.

As of March 31, 2018 and 2017, I-45 SLF LLC had total assets of $223.4 million and $216.2 million, respectively. I-45 SLF LLC had approximately $220.8 million and $200.2 million of credit investments at fair value as of March 31, 2018 and 2017, respectively. The portfolio companies in I-45 SLF LLC are in industries similar to those in which CSWC may invest directly. As of March 31, 2018 and 2017, approximately $3.2 million and $11.8 million, respectively, of the credit investments were unsettled trades. For the years ended March 31, 2018 and 2017, I-45 SLF LLC declared total dividends of $11.9 million and $9.1 million, respectively.

Additionally, I-45 SLF LLC closed on a $75.0 million 5-year senior secured credit facility (the “I-45 credit facility”) in November 2015. This facility includes an accordion feature which will allow I-45 SLF LLC to achieve leverage of approximately 2x debt-to-equity. Borrowings under the facility are secured by all of the assets of I-45 SLF LLC and bear interest at a rate equal to LIBOR plus 2.5% per annum. During the year ended March 31, 2017, I-45 SLF LLC increased debt commitments outstanding by an additional $90.0 million by adding three additional lenders to the syndicate, bringing total debt commitments to $165.0 million. In July 2017, the I-45 credit facility was amended to extend the maturity to July 2022. Additionally, the amendment reduced the interest rate on borrowings to LIBOR plus 2.4% per annum. Under the I-45 credit facility, $143.0 million has been drawn as of March 31, 2018.

Below is a summary of I-45 SLF LLC’s portfolio, followed by a listing of the individual loans in I-45 SLF LLC’s portfolio as of March 31, 2018 and 2017:

I-45 SLF LLC Loan Portfolio as of March 31, 2018

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate[1]	Principal	Cost	Fair Value[2]
AAC Holdings, Inc.	Healthcare services	First Lien	6/30/2023	L+6.75% (Floor 1.00%)	$7,568,046	$7,413,688	7,700,487

American Scaffold Holdings, Inc.	Aerospace & defense	First Lien	3/31/2022	L+6.50% (Floor 1.00%)	2,775,000	2,746,293	2,761,125

American Teleconferencing Services, Ltd.	Telecommunications	First Lien	12/8/2021	L+6.50% (Floor 1.00%)	7,287,370	6,938,866	7,285,548

Ansira Holdings, Inc.[3]	Business services	First Lien	12/20/2022	L+6.50% (Floor 1.00%)	3,878,182	3,847,470	3,868,486

		Delayed Draw	12/20/2022	L+6.50% (Floor 1.00%)	315,316	310,799	314,527

ATI Investment Sub, Inc.	Technology products & components	First Lien	6/22/2021	L+7.25% (Floor 1.00%)	3,557,227	3,503,722	3,552,781

ATX Canada Acquisitionco Inc.	Technology products & components	First Lien	6/11/2021	L+6.00% (Floor 1.00%)	4,836,742	4,801,504	4,498,170

Beaver-Visitec International Holdings, Inc.	Healthcare products	First Lien	8/21/2023	L+5.00% (Floor 1.00%)	4,925,000	4,886,584	4,949,625

California Pizza Kitchen, Inc.	Restaurants	First Lien	8/23/2022	L+6.00% (Floor 1.00%)	6,899,937	6,863,761	6,775,739

Chloe Ox Parent, LLC (Censeo Health)	Healthcare services	First Lien	12/31/2024	L+5.00% (Floor 1.00%)	5,200,000	5,149,500	5,265,000

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate[1]	Principal	Cost	Fair Value[2]
CMN.com, LLC	Consumer services	First Lien	11/3/2021	L+6.00% (Floor 1.00%)	$8,742,126	$8,645,306	8,742,126

Digital River, Inc.	Software & IT services	First Lien	2/12/2021	L+6.50% (Floor 1.00%)	8,002,967	7,995,112	8,002,967

Go Wireless Holdings, Inc.	Retail	First Lien	12/31/2024	L+6.50% (Floor 1.00%)	6,912,500	6,845,573	6,903,859

Highline Aftermarket Acquisition, LLC	Automobile	First Lien	3/17/2024	L+4.25% (Floor 1.00%)	2,856,595	2,844,340	2,860,166

Hunter Defense Technologies, Inc.	Aerospace & defense	First Lien	3/29/2023	L+7.00% (Floor 1.00%)	6,500,000	6,370,152	6,370,152

iEnergizer Limited	Business services	First Lien	5/1/2019	L+6.00% (Floor 1.25%)	6,550,375	6,421,048	6,558,563

Imagine! Print Solutions, LLC	Media, marketing & entertainment	Second Lien	6/21/2023	L+8.75% (Floor 1.00%)	3,000,000	2,960,563	2,760,000

InfoGroup Inc.	Software & IT services	First Lien	4/3/2023	L+5.00% (Floor 1.50%)	2,970,000	2,945,028	2,957,021

Integro Parent Inc.	Business services	First Lien	10/31/2022	L+5.75% (Floor 1.00%)	4,888,924	4,768,810	4,888,924

iPayment Holdings, Inc.	Financial services	First Lien	4/11/2023	L+5.00% (Floor 1.50%)	4,987,500	4,987,500	5,049,844

KeyPoint Government Solutions, Inc.	Business services	First Lien	4/18/2024	L+6.00% (Floor 1.00%)	4,750,000	4,708,981	4,750,000

LOGIX Holdings Company, LLC	Telecommunications	First Lien	12/22/2024	L+5.75% (Floor 1.00%)	4,528,716	4,484,992	4,551,360

LSF9 Atlantis Holdings, LLC	Telecommunications	First Lien	5/1/2023	L+6.00% (Floor 1.00%)	6,868,750	6,810,137	6,854,429

Lulu’s Fashion Lounge, LLC	Consumer products & retail	First Lien	8/23/2022	L+7.00% (Floor 1.00%)	4,374,999	4,254,636	4,506,249

NBG Acquisition, Inc.	Wholesale	First Lien	4/26/2024	L+5.50% (Floor 1.00%)	2,962,500	2,911,071	2,973,609

New Media Holdings II LLC	Media, marketing & entertainment	First Lien	7/14/2022	L+6.25% (Floor 1.00%)	8,822,598	8,799,522	8,880,518

Peraton Corp. (fka MHVC Acquisition Corp.)	Aerospace & defense	First Lien	4/29/2024	L+5.25% (Floor 1.00%)	4,960,013	4,938,405	5,022,013

Pet Supermarket, Inc.	Consumer products & retail	First Lien	7/5/2022	L+5.50% (Floor 1.00%)	4,925,000	4,889,928	4,900,375

Polycom, Inc.	Telecommunications	First Lien	9/27/2023	L+5.25% (Floor 1.00%)	5,234,833	5,234,833	5,287,182

Prepaid Legal Services, Inc.	Consumer services	First Lien	7/1/2019	L+5.25% (Floor 1.25%)	3,860,938	3,859,187	3,860,938

		Second Lien	7/1/2020	L+9.00% (Floor 1.25%)	405,000	398,614	405,000

PT Network, LLC[4]	Healthcare products	First Lien	11/30/2021	L+6.50% (Floor 1.00%)	4,425,133	4,425,133	4,425,133

Redwood Ahead Acquisition, LLC	Business services	First Lien	11/2/2020	L+ 6.50%	2,811,484	2,767,547	2,829,056

Solaray, LLC[5]	Consumer services	First Lien	9/8/2023	L+6.50% (Floor 1.00%)	6,308,205	6,263,089	6,308,205

		Delayed Draw	9/8/2023	L+6.50% (Floor 1.00%)	1,784,890	1,768,866	1,784,890

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate[1]	Principal	Cost	Fair Value[2]
Tacala, LLC	Consumer products & retail	Second Lien	1/31/2026	L+7.00%	$3,000,000	$2,985,089	3,063,765

Teleguam Holdings , LLC	Telecommunications	Second Lien	4/12/2024	L+8.50% (Floor 1.00%)	2,000,000	1,963,812	2,015,000

Terra Millennium Corporation	Industrial products	First Lien	10/31/2022	L+6.25% (Floor 1.00%)	7,776,019	7,715,978	7,834,339

TestEquity, LLC	Capital equipment	First Lien	4/28/2022	L+5.50% (Floor 1.00%)	4,952,674	4,911,727	4,952,674

TGP Holdings III LLC[6]	Durable consumer goods	First Lien	9/25/2024	L+5.00% (Floor 1.00%)	1,720,169	1,701,604	1,736,296

		Second Lien	9/25/2025	L+8.50% (Floor 1.00%)	2,500,000	2,464,804	2,537,500

Time Manufacturing Acquisition	Capital equipment	First Lien	2/3/2023	L+5.00% (Floor 1.00%)	4,947,519	4,908,622	4,935,150

Turning Point Brands, Inc.	Consumer products & retail	Second Lien	3/7/2024	L+7.00% (Floor 1.00%)	3,000,000	2,970,120	3,060,000

UniTek Global Services, Inc.	Telecommunications	First Lien	1/13/2019	L+8.50% (Floor 1.00%)	4,584,809	4,584,809	4,584,809

US Joiner Holding Company (IMECO and RAACI)	Transportation & logistics	First Lien	4/16/2020	L+6.00% (Floor 1.00%)	4,459,182	4,425,102	4,436,886

U.S. TelePacific Corp.	Telecommunications	First Lien	5/2/2023	L+5.00% (Floor 1.00%)	7,643,991	7,550,843	7,441,425

VIP Cinema Holdings, Inc.	Hotel, gaming & leisure	First Lien	3/1/2023	L+6.00% (Floor 1.00%)	4,750,000	4,730,480	4,804,934

Total Investments						$218,673,548	$220,806,845

[1]

Represents the interest rate as of March 31, 2018. All interest rates are payable in cash, unless otherwise noted. The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“Prime”) which reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime in effect at March 31, 2018. Certain investments are subject to a LIBOR or Prime interest rate floor.

[2]

Represents the fair value determined utilizing a similar process as the Company in accordance with ASC 820. However, the determination of such fair value is determined by the Board of Managers of the Joint Venture. It is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.

[3]	The investment has approximately $0.3 million in an unfunded delayed draw commitment as of March 31, 2018.
[4]	The investment has approximately $2.1 million in an unfunded delayed draw commitment as of March 31, 2018.
[5]	The investment has approximately $0.9 million in an unfunded delayed draw commitment as of March 31, 2018.
[6]	The investment has approximately $0.3 million in an unfunded delayed draw commitment as of March 31, 2018.

I-45 SLF LLC Loan Portfolio as of March 31, 2017

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate[1]	Principal	Cost	Fair Value[2]
Ahead, LLC	Business services	First Lien	11/2/2020	L+ 6.50%	$4,687,500	$4,585,980	4,640,625

American Scaffold Holdings	Aerospace & defense	First Lien	3/31/2022	L+6.50% (Floor 1.00%)	2,925,000	2,887,177	2,910,375

American Teleconferencing	Telecommunications	First Lien	12/8/2021	L+6.50% (Floor 1.00%)	5,711,302	5,243,687	5,700,451

		Second Lien	6/6/2022	L+9.50% (Floor 1.00%)	1,708,571	1,643,620	1,674,400

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate[1]	Principal	Cost	Fair Value[2]
Ansira Partners	Business services	First Lien	12/31/2022	L+6.50% (Floor 1.00%)	$4,500,000	$3,884,092	3,893,523

Array Technologies	Technology products & components	First Lien	6/22/2021	L+7.25% (Floor 1.00%)	4,625,000	4,542,126	4,613,437

ATX Networks Corp.	Technology products & components	First Lien	6/12/2021	L+6.00% (Floor 1.00%)	4,924,812	4,877,593	4,875,564

Beaver-Visitec International	Healthcare products	First Lien	8/21/2023	L+5.00% (Floor 1.00%)	4,975,000	4,928,997	4,975,000

California Pizza Kitchen	Food, agriculture & beverage	First Lien	8/23/2022	L+6.00% (Floor 1.00%)	6,969,987	6,925,133	6,971,381

CMN.com (Higher Education)	Consumer services	First Lien	10/15/2021	L+6.00% (Floor 1.00%)	6,912,500	6,785,531	6,785,531

Contextmedia	Media, marketing & entertainment	First Lien	12/31/2021	L+6.50% (Floor 1.00%)	1,975,000	1,787,489	1,975,000

Digital River	Software & IT services	First Lien	2/12/2021	L+6.50% (Floor 1.00%)	7,015,452	6,988,236	7,050,529

Digital Room	Paper & forest products	Second Lien	5/28/2023	L+10.00% (Floor 1.00%)	4,000,000	3,924,128	3,924,128

Highline Aftermarket	Automobile	First Lien	3/17/2024	L+4.25% (Floor 1.00%)	3,000,000	2,985,000	3,033,900

Hunter Defense Technologies	Aerospace & defense	First Lien	8/5/2019	L+6.00% (Floor 1.00%)	2,703,947	2,697,208	2,514,671

ICSH, Inc.	Containers & packaging	First Lien	12/31/2018	L+5.75% (Floor 1.00%)	6,698,007	6,670,865	6,685,051

iEnergizer	Business services	First Lien	5/1/2019	L+6.00% (Floor 1.25%)	6,567,046	6,217,720	6,542,748

IG Investments Holdings	Business services	First Lien	10/31/2021	L+5.00% (Floor 1.00%)	2,480,470	2,469,439	2,507,856

Imagine! Print Solutions	Media, marketing & entertainment	First Lien	3/30/2022	L+6.00% (Floor 1.00%)	3,565,489	3,526,760	3,610,057

InfoGroup Inc.	Software & IT services	First Lien	5/28/2018	L+5.50% (Floor 1.50%)	5,913,550	5,813,451	5,907,637

		First Lien		L+5.00% (Floor 1.50%)	3,000,000	2,970,000	2,970,000

Integro Parent Inc.	Business services	First Lien	11/2/2022	L+5.75% (Floor 1.00%)	4,938,924	4,790,756	4,963,618

iPayment, Inc.	Financial services	First Lien	5/8/2017	L+5.25% (Floor 1.50%)	6,964,029	6,947,920	6,929,209

LTI Holdings, Inc.	Industrial products	First Lien	4/17/2022	L+4.25% (Floor 1.00%)	1,974,874	1,780,886	1,974,874

Mood Media Corporation	Business services	First Lien	5/1/2019	L+6.00% (Floor 1.00%)	4,503,289	4,427,043	4,483,024

MWI Holdings	Industrial products	First Lien	6/29/2020	L+5.50% (Floor 1.00%)	4,962,500	4,921,442	5,006,170

New Media Holdings II LLC	Media, marketing & entertainment	First Lien	6/4/2020	L+6.25% (Floor 1.00%)	6,901,894	6,886,200	6,867,385

Northstar Travel	Media, marketing & entertainment	First Lien	6/7/2022	L+6.25% (Floor 1.00%)	4,090,625	4,036,655	4,070,172

PetValu	Consumer products & retail	First Lien	7/5/2022	L+5.50% (Floor 1.00%)	4,975,000	4,931,261	4,987,438

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate[1]	Principal	Cost	Fair Value[2]
Pike Corp.	Utilities	Second Lien	8/30/2024	L+8.00% (Floor 1.00%)	$1,000,000	$990,000	1,017,500

Polycom	Telecommunications	First Lien	9/27/2023	L+6.50% (Floor 1.00%)	6,445,833	6,445,833	6,547,678

Prepaid Legal Services, Inc.	Consumer services	First Lien	7/1/2019	L+5.25% (Floor 1.25%)	4,474,279	4,470,626	4,507,836

		Second Lien	7/1/2020	L+9.00% (Floor 1.25%)	405,000	395,663	407,349

PT Network	Healthcare products	First Lien	11/30/2021	L+6.50% (Floor 1.00%)	4,990,972	3,883,735	3,883,735

Redbox Automated Retail	Gaming & leisure	First Lien	9/27/2021	L+7.50% (Floor 1.00%)	6,125,000	5,958,692	6,132,963

Safe Guard	Automobile	First Lien	3/31/2024	L+5.00% (Floor 1.00%)	3,250,000	3,152,500	3,225,625

Sigma Electric	Industrial products	First Lien	8/31/2021	L+7.50% (Floor 1.00%)	5,000,000	4,886,637	4,886,637

SRP Companies	Consumer services	First Lien	9/8/2023	L+6.50% (Floor 1.00%)	5,152,273	5,106,492	5,132,212

TaxACT	Financial services	First Lien	12/31/2022	L+6.00% (Floor 1.00%)	1,269,915	1,238,463	1,269,915

Terra Millennium	Industrial products	First Lien	11/23/2022	L+6.25% (Floor 1.00%)	6,956,250	6,889,423	6,956,250

Time Manufacturing	Capital Equipment	First Lien	2/10/2022	L+5.00% (Floor 1.00%)	3,000,000	2,985,343	2,985,343

Turning Point Brands	Retail	First Lien	12/31/2021	L+6.00% (Floor 1.00%)	5,000,000	4,950,846	4,950,846

Tweddle Group	Media, marketing & entertainment	First Lien	10/24/2022	L+6.00% (Floor 1.00%)	2,506,731	2,459,763	2,525,531

US Joiner (IMECO and RAACI)	Transportation & logistics	First Lien	4/16/2020	L+6.00% (Floor 1.00%)	4,791,601	4,737,062	4,767,643

VIP Cinema	Hotel, gaming & leisure	First Lien	3/31/2023	L+6.00% (Floor 1.00%)	5,000,000	4,975,275	5,059,500

Water Pik, Inc.	Consumer products & retail	First Lien	7/8/2020	L+4.75% (Floor 1.00%)	1,137,090	1,135,097	1,139,478

		Second Lien	1/8/2021	L+8.75% (Floor 1.00%)	1,789,474	1,756,683	1,802,895

Total Investments						$197,494,528	$200,242,690

[1]

Represents the interest rate as of March 31, 2017. All interest rates are payable in cash, unless otherwise noted. The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“Prime”) which reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime in effect at March 31, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor

[2]

Represents the fair value determined utilizing a similar process as the Company in accordance with ASC 820. However, the fair value is determined by the Board of Managers of the Joint Venture. It is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.

At March 31, 2018, our investment in I-45 SLF LLC exceeded the 10% threshold in at least one of the tests under Rule 4-08(g) of Regulation S-X. At March 31, 2018, our investment in I-45 SLF LLC did not exceed the 20% threshold in at least one of the tests under Rule 3-09. However, our investment in I-45 SLF LLC did exceed the 20% threshold in at least one of the tests under Rule 3-09 as of March 31, 2017. Accordingly, we have included as an exhibit to this Form 10-K the financial statements of I-45 SLF LLC. Below is certain summarized financial information for I-45 SLF LLC as of March 31, 2018 and 2017 and for the years ended March 31, 2018 and 2017 and for the period from September 3, 2015 (the date of incorporation) to March 31, 2016 (amounts in thousands):

	March 31, 2018	March 31, 2017
Selected Balance Sheet Information:
Investments, at fair value (cost $218,674 and $197,495)	$220,807	$200,243
Cash and cash equivalents	9,317	12,093
Due from broker	330	1,732
Deferred financing costs	2,111	1,659
Interest receivable	813	474

Total assets	$233,378	$216,201

Senior credit facility payable	$143,000	$122,000
Payable for unsettled transactions	3,213	11,795
Other liabilities	3,119	2,988

Total liabilities	$149,332	$136,783
Members’ equity	84,046	79,418

Total liabilities and net assets	$233,378	$216,201

	Year Ended March 31, 2018	Year Ended March 31, 2017	Period from September 3, 2015 (date of incorporation) to March 31, 2016
Selected Statement of Operations Information:
Total revenues	$17,066	$12,542	$2,401
Total expenses	6,613	4,400	689

Net investment income	10,453	8,142	1,712
Net unrealized appreciation (depreciation)	(615)	3,370	(621)
Net realized gains	1,660	1,653	42

Net increase in members’ equity resulting from operations	$11,498	$13,165	$1,133

SCHEDULE 12-14

Schedule of Investments in and Advances to Affiliates

(In thousands)

Portfolio Company	Type of Investment(1)	Amount of Interest or Dividends Credited in Income(2)	Fair Value at March 31, 2017	Amount of Realized Gain/(Loss)	Amount of Unrealized Gain/(Loss)	Gross Additions(3)	Fair Value at March 31, 2018
Control Investments
I-45 SLF LLC	80% LLC equity interest	$8,973	$63,395	$—	$(282)	$4,000	$67,113
Prism Spectrum Holdings, LLC	First lien	78	—	—	—	4,241	4,241
	Revolving loan	4	—	—	—	490	490
	57.25 Class A units	—	—	—	—	1,692	1,692
Media Recovery, Inc.	800,000 shares Series A Convertible Preferred Stock, convertible into 800,000 shares common stock	460	5,590	—	781	—	6,371
	4,000,002 shares common stock	2,653	32,249	—	4,502	—	36,751
TitanLiner	1,189,609 shares Series B convertible preferred stock (6% PIK)	168	2,777	—	8,418	167	11,362
	339,277 shares Series A convertible preferred stock	—	—	—	11,928	—	11,928

Total Control Investments		$12,336	$104,011	$—	$25,347	$10,590	$139,948

Portfolio Company	Type of Investment(1)	Amount of Interest or Dividends Credited in Income(2)	Fair Value at March 31, 2017	Amount of Realized Gain/(Loss)	Amount of Unrealized Gain/(Loss)	Gross Additions(3)	Fair Value at March 31, 2018
Affiliate Investments
Chandler Signs, LP	Senior subordinated debt (12.00% cash)	$577	$4,477	$—	$(127)	$26	$4,376
	1,500,000 units of Class A-1 common stock	—	2,661	—	(727)	—	1,934
Elite SEM, Inc.	First lien	1,747	—	—	396	17,104	17,500
	1,089 Preferred units	127	—	—	643	1,236	1,879

Portfolio Company	Type of Investment(1)	Amount of Interest or Dividends Credited in Income(2)	Fair Value at March 31, 2017	Amount of Realized Gain/(Loss)	Amount of Unrealized Gain/(Loss)	Gross Additions(3)	Fair Value at March 31, 2018
ITA Holdings Group, LLC	First lien	$129	$—	$—	$—	$9,314	$9,314
	Revolving loan	2	—	—	10	(10)	—
	Delayed draw term loan	3	—	—	—	1,470	1,470
	9.25% Class A membership interest	—	—	—	—	1,500	1,500
Zenfolio Inc.	First lien	1,046	—	—	125	13,200	13,325
	Revolving loan	9	—	—	17	(17)	—
	190 shares of common stock	—	—	—	—	1,900	1,900
Investments not held at the end of the period		—	—	90	—	—	—

Total Affiliate Investments		$3,640	$7,138	$90	$337	$45,723	$53,198

Total Control & Affiliate Investments		$15,976	$111,149	$90	$25,684	$56,313	$193,146

This schedule should be read in conjunction with our Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Consolidated Schedules of Investments.
(2)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in the Control or Affiliate categories, respectively.
(3)

Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on investments, accrued PIK interest, and accretion of OID. Gross additions also include movement of an existing portfolio company into this category and out of a different category.

INDEX TO OTHER FINANCIAL STATEMENTS AND FINANCIAL STATEMENTS SCHEDULES

I-45 SLF LLC	Page
Independent Auditor’s Report	SF-1
Consolidated Statements of Assets, Liabilities and Members’ Equity as of March 31, 2018 and 2017	SF-2
Consolidated Schedule of Investments as of March 31, 2018 and 2017	SF-3
Consolidated Statements of Operations for the year ended March 31, 2018 and 2017 and for the period from September 3, 2015 (date of incorporation) to March 31, 2016	SF-7
Consolidated Statements of Changes in Member’s Equity for the year ended March 31, 2018 and 2017 and for the period from September 3, 2015 (date of incorporation) to March 31, 2016	SF-8
Consolidated Statements of Cash Flows for the year ended March 31, 2018 and 2017 and for the period from September 3, 2015 (date of incorporation) to March 31, 2016	SF-9
Notes to Consolidated Financial Statements	SF-10

Media Recovery, Inc.	Page
Report of Independent Auditors	SF-19
Consolidated Balance Sheets as of September 30, 2017 and 2016	SF-21
Consolidated Statements of Operations and Comprehensive Income (Loss) for Years Ended September 30, 2017, 2016 and 2015	SF-22
Consolidated Statements of Stockholders’ Equity for Years Ended September 30, 2017, 2016 and 2015	SF-23
Consolidated Statements of Cash Flows for Years Ended September 30, 2017, 2016 and 2015	SF-24
Notes to Consolidated Financial Statements	SF-25

TitanLiner, Inc.
Independent Auditor’s Report	SF-36
Balance Sheets as of December 31, 2017 and 2016	SF-37
Statements of Operations for years ended December 31, 2017, 2016, and 2015	SF-38
Statements of Changes in Stockholders’ Equity for years ended December 31, 2017, 2016, and 2015	SF-39
Statements of Cash Flows for years ended December 31, 2017, 2016, and 2015	SF-40
Notes to Financial Statements	SF-41

IMPORTANT NOTE

In accordance with certain SEC rules, Capital Southwest Corporation. (the “Company”) is providing additional information regarding the following three portfolio companies: I-45 SLF LLC, Media Recovery, Inc., and TitanLiner, Inc. However, pursuant to SEC rules, the Company does not consolidate portfolio company investments, including those in which it has a controlling interest. As a result, the additional financial information regarding these entities does not directly impact the Company’s financial position, results of operations or cash flows.

Independent Auditor’s Report

Board of Managers

I-45 SLF LLC

Report on the Financial Statements

We have audited the accompanying consolidated financial statements of I-45 SLF LLC and its subsidiary, which comprise the consolidated statements of assets, liabilities and members’ equity, including the consolidated schedules of investments, as of March 31, 2018 and 2017, the related consolidated statements of operations, changes in members’ equity and cash flows for the years ended March 31, 2018 and 2017, and for the period from September 3, 2015 (date of incorporation) to March 31, 2016, and the related notes to the consolidated financial statements (collectively, the financial statements).

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of I-45 SLF LLC and its subsidiary as of March 31, 2018 and 2017, and the results of their operations, and their cash flows for the years ended March 31, 2018 and 2017 and for the period from September 3, 2015 (date of incorporation) to March 31, 2016 in accordance with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Chicago, Illinois

May 17, 2018

I-45 SLF LLC

Consolidated Statements of Assets, Liabilities

and Members’ Equity

	March 31,
	2018	2017
Assets
Investments, at fair value (cost $218,673,548 and $197,494,528, respectively)	$220,806,845	$200,242,690
Cash and cash equivalents	9,317,184	12,092,653
Due from broker	329,987	1,732,500
Deferred financing costs (net of accumulated amortization of $927,485 and $439,982, respectively)	2,110,545	1,659,042
Interest receivable	813,100	474,331

	$233,377,661	$216,201,216

Liabilities and Members’ Equity
Liabilities
Credit facility	$143,000,000	$122,000,000
Payable for securities purchased	3,212,818	11,795,000
Distributions payable	2,890,475	2,830,442
Interest payable	102,075	60,192
Accrued expenses and other liabilities	126,212	97,882

Total liabilities	149,331,580	136,783,516
Commitments and contingencies (Note 8)
Members’ equity	84,046,081	79,417,700

	$233,377,661	$216,201,216

See accompanying notes to consolidated financial statements

I-45 SLF LLC

Consolidated Schedule of Investments

March 31, 2018

Description	Maturity Date	Current Interest Rate(1)	Principal Amount	Cost	Fair Value	Percentage of Members’ Equity
Corporate Bank Loans
United States
Aerospace & Defense
American Scaffold Holdings, Inc.	3/31/2022	L+6.50%	$2,775,000	$2,746,293	$2,761,125	3.29%
Hunter Defense Technologies, Inc.	3/29/2023	L+7.00%	6,500,000	6,370,152	6,370,152	7.58%
Peraton Corp. (fka MHVC Acquisition Corp.)	4/29/2024	L+5.25%	4,960,013	4,938,405	5,022,013	5.98%
Automobile
Highline Aftermarket Acquisition, LLC	3/17/2024	L+4.25%	2,856,595	2,844,340	2,860,166	3.40%
Business Services
Ansira Holdings, Inc.	12/20/2022	L+6.50%	3,878,182	3,847,470	3,868,486	4.60%
Ansira Holdings, Inc. - Delayed Draw	12/20/2022	L+6.50%	315,316	310,799	314,527	0.37%
iEnergizer Limited	5/1/2019	L+6.00%	6,550,375	6,421,048	6,558,563	7.80%
Integro Parent Inc.	10/31/2022	L+5.75%	4,888,924	4,768,810	4,888,924	5.82%
KeyPoint Government Solutions, Inc.	4/18/2024	L+6.00%	4,750,000	4,708,981	4,750,000	5.65%
Redwood Ahead Acquisition, LLC	11/2/2020	L+6.50%	2,811,484	2,767,547	2,829,056	3.37%
Capital Equipment
TestEquity, LLC	4/28/2022	L+5.50%	4,952,674	4,911,727	4,952,674	5.89%
Time Manufacturing Acquisition	2/3/2023	L+5.00%	4,947,519	4,908,622	4,935,150	5.87%
Consumer Products & Retail
Lulu’s Fashion Lounge, LLC	8/23/2022	L+7.00%	4,374,999	4,254,636	4,506,249	5.36%
Pet Supermarket, Inc.	7/5/2022	L+5.50%	4,925,000	4,889,928	4,900,375	5.83%
Tacala, LLC - Second Lien	1/31/2026	L+7.00%	3,000,000	2,985,088	3,063,765	3.65%
Turning Point Brands, Inc. - Second Lien	3/7/2024	L+7.00%	3,000,000	2,970,120	3,060,000	3.64%
Consumer Services
CMN.com, LLC	11/3/2021	L+6.00%	8,742,126	8,645,306	8,742,126	10.40%
Prepaid Legal Services, Inc.	7/1/2019	L+5.25%	3,860,938	3,859,187	3,860,938	4.59%
Prepaid Legal Services, Inc. - Second Lien	7/1/2020	L+9.00%	405,000	398,614	405,000	0.48%
Solaray, LLC	9/8/2023	L+6.50%	6,308,205	6,263,089	6,308,205	7.51%
Solaray, LLC - Delayed Draw	9/8/2023	L+6.50%	1,784,890	1,768,866	1,784,890	2.12%
Durable Consumer Goods
TGP Holdings III LLC	9/25/2024	L+5.00%	1,720,169	1,701,604	1,736,296	2.07%
TGP Holdings III LLC - Second Lien	9/25/2025	L+8.50%	2,500,000	2,464,804	2,537,500	3.02%
Financial Services
iPayment Holdings, Inc.	4/11/2023	L+5.00%	4,987,500	4,987,500	5,049,844	6.01%
Healthcare Products
Beaver-Visitec International Holdings, Inc.	8/21/2023	L+5.00%	4,925,000	4,886,584	4,949,625	5.89%
PT Network, LLC	11/30/2021	L+6.50%	4,425,133	4,425,133	4,425,133	5.27%
Healthcare Services
AAC Holdings, Inc.	6/30/2023	L+6.75%	7,568,046	7,413,688	7,700,487	9.16%
Chloe Ox Parent, LLC (Censeo Health)	12/31/2024	L+5.00%	5,200,000	5,149,500	5,265,000	6.26%
Hotel, Gaming & Leisure
VIP Cinema Holdings, Inc.	3/1/2023	L+6.00%	4,750,000	4,730,480	4,804,934	5.72%
Industrial Products
Terra Millennium Corporation	10/31/2022	L+6.25%	7,776,019	7,715,978	7,834,339	9.32%
Media, Marketing & Entertainment
Imagine! Print Solutions, LLC - Second Lien	6/21/2023	L+8.75%	3,000,000	2,960,563	2,760,000	3.28%
New Media Holdings II LLC	7/14/2022	L+6.25%	8,822,598	8,799,522	8,880,518	10.57%

See accompanying notes to consolidated financial statements

I-45 SLF LLC

Consolidated Schedule of Investments

March 31, 2018

(Continued)

Description	Maturity Date	Current Interest Rate(1)	Principal Amount	Cost	Fair Value	Percentage of Members’ Equity
Restaurants
California Pizza Kitchen, Inc.	8/23/2022	L+6.00%	$6,899,937	$6,863,761	$6,775,739	8.06%
Retail
Go Wireless Holdings, Inc.	12/31/2024	L+6.50%	6,912,500	6,845,573	6,903,859	8.21%
Software & IT Services
Digital River, Inc.	2/12/2021	L+6.50%	8,002,967	7,995,112	8,002,967	9.52%
InfoGroup Inc.	4/3/2023	L+5.00%	2,970,000	2,945,028	2,957,021	3.52%
Technology Products & Components
ATI Investment Sub, Inc.	6/22/2021	L+7.25%	3,557,227	3,503,722	3,552,781	4.23%
ATX Canada Acquisitionco Inc.	6/11/2021	L+6.00%	4,836,742	4,801,504	4,498,170	5.35%
Telecommunications
American Teleconferencing Services, Ltd.	12/8/2021	L+6.50%	7,287,370	6,938,866	7,285,548	8.67%
LOGIX Holdings Company, LLC	12/22/2024	L+5.75%	4,528,716	4,484,992	4,551,360	5.42%
LSF9 Atlantis Holdings, LLC	5/1/2023	L+6.00%	6,868,750	6,810,137	6,854,429	8.16%
Polycom, Inc.	9/27/2023	L+5.25%	5,234,833	5,234,833	5,287,182	6.29%
Teleguam Holdings , LLC	4/12/2024	L+8.50%	2,000,000	1,963,812	2,015,000	2.40%
U.S. TelePacific Corp.	5/2/2023	L+5.00%	7,643,991	7,550,843	7,441,425	8.85%
UniTek Global Services, Inc.	1/13/2019	L+8.50%	4,584,809	4,584,809	4,584,809	5.46%
Transportation & Logistics
US Joiner Holding Company (IMECO and RAACI)	4/16/2020	L+6.00%	4,459,182	4,425,101	4,436,886	5.28%
Wholesale
NBG Acquisition, Inc.	4/26/2024	L+5.50%	2,962,500	2,911,071	2,973,609	3.54%

Total Investments - (cost $218,673,548)				$218,673,548	$220,806,845	262.73%

(1)

The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) which reset daily, monthly, quarterly, or semiannually. For each investment, the Company has provided the spread over LIBOR in effect at March 31, 2018. Certain investments are subject to a LIBOR interest rate floor.

See accompanying notes to consolidated financial statements

I-45 SLF LLC

Consolidated Schedule of Investments

March 31, 2017

Description	Maturity Date	Current Interest Rate(1)	Principal Amount	Cost	Fair Value	Percentage of Members’ Equity
Corporate Bank Loans
United States
Aerospace & Defense
American Scaffold Holdings	3/31/2022	L+6.50%	$2,925,000	$2,887,177	$2,910,375	3.66%
Hunter Defense Technologies	8/5/2019	L+6.00%	2,703,947	2,697,208	2,514,671	3.17%
Automobile
Highline Aftermarket	3/17/2024	L+4.25%	3,000,000	2,985,000	3,033,900	3.82%
Safe Guard	3/31/2024	L+5.00%	3,250,000	3,152,500	3,225,625	4.06%
Business Services
Ahead, LLC	11/2/2020	L+6.50%	4,687,500	4,585,981	4,640,625	5.84%
Ansira Partners	12/31/2022	L+6.50%	4,500,000	3,884,092	3,893,523	4.90%
iEnergizer	5/1/2019	L+6.00%	6,567,046	6,217,720	6,542,748	8.24%
IG Investments Holdings	10/31/2021	L+5.00%	2,480,570	2,469,439	2,507,856	3.16%
Integro Parent Inc.	11/2/2022	L+5.75%	4,938,924	4,790,756	4,963,618	6.25%
Mood Media Corporation	5/1/2019	L+6.00%	4,503,289	4,427,043	4,483,024	5.64%
Capital Equipment
Time Manufacturing	2/10/2022	L+5.00%	3,000,000	2,985,343	2,985,343	3.76%
Consumer Products & Retail
PetValu	7/5/2022	L+5.50%	4,975,000	4,931,261	4,987,438	6.28%
Water Pik, Inc. - 1st lien	7/8/2020	L+4.75%	1,137,090	1,135,097	1,139,478	1.43%
Water Pik, Inc. - 2nd lien	1/8/2021	L+8.75%	1,789,474	1,756,683	1,802,895	2.27%
Consumer Services
CMN.com (Higher Education)	10/15/2021	L+6.00%	6,912,500	6,785,531	6,785,531	8.54%
Prepaid Legal Services, Inc. - 2nd Lien	7/1/2020	L+9.00%	405,000	395,663	407,349	0.51%
Prepaid Legal Services, Inc. - 1st Lien	7/1/2019	L+5.25%	4,474,279	4,470,626	4,507,836	5.68%
SRP Companies	9/8/2023	L+6.50%	5,975,275	5,106,492	5,132,212	6.46%
Containers & Packaging
ICSH, Inc.	12/31/2018	L+5.75%	6,698,007	6,670,865	6,685,051	8.42%
Financial Services
iPayment, Inc.	5/8/2017	L+5.25%	6,964,029	6,947,920	6,929,209	8.73%
TaxACT	12/31/2022	L+6.00%	1,269,915	1,238,463	1,269,915	1.60%
Food, Agriculture & Beverage
California Pizza Kitchen	8/23/2022	L+6.00%	6,969,987	6,925,133	6,971,381	8.78%
Gaming & leisure
Redbox Automated Retail	9/27/2021	L+7.50%	6,125,000	5,958,692	6,132,963	7.72%
Healthcare Services
Beaver-Visitec International	8/21/2023	L+5.00%	4,975,000	4,928,997	4,975,000	6.26%
PT Network	11/30/2021	L+6.50%	4,990,972	3,883,735	3,883,735	4.89%
Hotel, gaming & leisure
VIP Cinema	3/31/2023	L+6.00%	5,000,000	4,975,275	5,059,500	6.37%
Industrial products
LTI Holdings, Inc.	4/17/2022	L+4.25%	1,974,874	1,780,886	1,974,874	2.49%
MWI Holdings	6/29/2020	L+5.50%	4,962,500	4,921,442	5,006,170	6.30%
Sigma Electric	8/31/2021	L+7.50%	5,000,000	4,886,637	4,886,637	6.15%
Terra Millennium	11/23/2022	L+6.25%	6,956,250	6,889,423	6,956,250	8.76%
Media, Marketing & Entertainment
Contextmedia	12/31/2021	L+6.50%	1,975,000	1,787,489	1,975,000	2.49%
Imagine! Print Solutions	3/30/2022	L+6.00%	3,565,489	3,526,760	3,610,057	4.55%
New Media Holdings II LLC	6/4/2020	L+6.25%	6,901,894	6,886,200	6,867,385	8.65%
Northstar Travel	6/7/2022	L+6.25%	4,090,625	4,036,655	4,070,172	5.13%
Tweddle Group	10/24/2022	L+6.00%	2,506,731	2,459,763	2,525,531	3.18%

See accompanying notes to consolidated financial statements

I-45 SLF LLC

Consolidated Schedule of Investments

March 31, 2017

(Continued)

Description	Maturity Date	Current Interest Rate(1)	Principal Amount	Cost	Fair Value	Percentage of Members’ Equity
Paper & forest products
Digital Room	5/28/2023	L+10.00%	$4,000,000	$3,924,128	$3,924,128	4.94%
Retail
Turning Point Brands	12/31/2021	L+6.00%	5,000,000	4,950,846	4,950,846	6.23%
Software & IT Services
Digital River	2/12/2021	L+6.50%	7,015,452	6,988,236	7,050,529	8.88%
InfoGroup Inc. - 1st Lien	5/28/2018	L+5.50%	3,000,000	2,970,000	2,970,000	3.74%
InfoGroup Inc. - 1st Lien	5/28/2018	L+5.00%	5,913,550	5,813,451	5,907,637	7.44%
Technology Products & Components
Array Technologies	6/22/2021	L+7.25%	4,625,000	4,542,126	4,613,438	5.81%
ATX Networks Corp.	6/12/2021	L+6.00%	4,924,812	4,877,594	4,875,564	6.14%
Telecommunications
American Teleconferencing - 1st Lien	12/8/2021	L+6.50%	5,711,302	5,243,685	5,700,450	7.18%
American Teleconferencing - 2nd Lien	6/6/2022	L+9.50%	1,708,571	1,643,620	1,674,400	2.11%
Polycom	9/27/2023	L+6.50%	6,445,833	6,445,833	6,547,678	8.24%
Transportation & Logistics
US Joiner	4/16/2020	L+6.00%	4,791,601	4,737,062	4,767,643	6.00%
Utilities
Pike Corp.	8/30/2024	L+8.00%	1,000,000	990,000	1,017,500	1.28%

Total Investments - (cost $197,494,528)				$197,494,528	$200,242,690	252.13%

(1)

The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) which reset daily, monthly, quarterly, or semiannually. For each investment, the Company has provided the spread over LIBOR in effect at March 31, 2017. Certain investments are subject to a LIBOR interest rate floor.

See accompanying notes to consolidated financial statements

I-45 SLF LLC

Consolidated Statements of Operations

	Year ended March 31, 2018	Year ended March 31, 2017	Period from September 3, 2015 (date of incorporation) to March 31, 2016
Investment income
Interest	$16,732,879	$12,293,686	$2,368,470
Fees and other income	332,752	247,870	32,401

Total investment income	17,065,631	12,541,556	2,400,871

Expenses
Interest expense	5,202,715	3,164,136	309,949
Amortization of facility fee	487,503	374,659	65,323
Administrative agent fee	418,229	318,150	69,792
Administrative fee	150,362	120,543	35,106
Unused facility fee	145,997	185,897	95,264
Organizational expense	—	—	80,853
Professional fees and other	208,225	236,372	32,295

Total expenses	6,613,031	4,399,757	688,582

Net investment income	10,452,600	8,141,799	1,712,289

Realized and unrealized gain (loss) on investments
Net realized gain on investments	1,660,104	1,653,143	41,926
Net change in unrealized appreciation (depreciation) on investments	(614,866)	3,369,673	(621,510)

Net gain (loss) on investments	1,045,238	5,022,816	(579,584)

Net increase in members’ equity resulting from operations	$11,497,838	$13,164,615	$1,132,705

See accompanying notes to consolidated financial statements

I-45 SLF LLC

Consolidated Statements of Changes in Members’ Equity

	Year ended March 31, 2018	Year ended March 31, 2017	Period from September 3, 2015 (date of incorporation) to March 31, 2016
Members’ equity beginning balance	$79,417,700	$45,357,231	$—
Contributions	5,000,000	30,000,000	46,000,000
Distributions	(11,869,457)	(9,104,146)	(1,775,474)

	72,548,243	66,253,085	44,224,526

Net increase in members’ equity resulting from operations:
Net investment income	10,452,600	8,141,799	1,712,289
Net realized gain on investments	1,660,104	1,653,143	41,926
Net change in unrealized appreciation (depreciation) on investments	(614,866)	3,369,673	(621,510)

Net increase in members’ equity resulting from operations	11,497,838	13,164,615	1,132,705

Members’ equity ending balance	$84,046,081	$79,417,700	$45,357,231

See accompanying notes to consolidated financial statements

I-45 SLF LLC

Consolidated Statements of Cash Flows

	Year ended March 31, 2018	Year ended March 31, 2017	Period from September 3, 2015 (date of incorporation) to March 31, 2016
Cash flows from operating activities
Net increase in members’ equity resulting from operations	$11,497,838	$13,164,615	$1,132,705
Adjustments to reconcile net increase in members’ equity resulting from operations to net cash used in operating activities:
Net realized gain on investments	(1,660,104)	(1,653,143)	(41,926)
Net change in unrealized (appreciation) depreciation on investments	614,866	(3,369,673)	621,510
Amortization of premiums and discounts on investments	(710,236)	(1,084,012)	(84,867)
Amortization of deferred financing costs	487,503	374,659	65,323
Purchases of investments	(135,400,139)	(161,951,431)	(101,973,261)
Proceeds from sales / paydowns of investments	116,591,458	67,029,872	2,264,241
Changes in operating assets and liabilities:
Due from broker	1,402,513	(1,732,500)	—
Interest receivable	(338,769)	(37,939)	(436,392)
Payable for securities purchased	(8,582,182)	3,754,809	8,040,191
Interest payable	41,883	30,987	29,205
Accrued expenses and other liabilities	28,330	58,842	39,040

Net cash used in operating activities	(16,027,039)	(85,414,914)	(90,344,231)

Cash flows from financing activities
Borrowings under credit facility	34,000,000	74,000,000	48,000,000
Repayments of credit facility	(13,000,000)
Deferred financing costs paid	(939,006)	(974,024)	(1,125,000)
Capital contributions	5,000,000	30,000,000	46,000,000
Distributions	(11,809,424)	(7,699,178)	(350,000)

Net cash provided by financing activities	13,251,570	95,326,798	92,525,000

Net change in cash and cash equivalents	(2,775,469)	9,911,884	2,180,769
Cash and cash equivalents, beginning of period	12,092,653	2,180,769	—

Cash and cash equivalents, end of period	$9,317,184	$12,092,653	$2,180,769

Supplemental disclosure of cash flow information
Cash paid during the period for interest	$5,705,952	$3,133,149	$280,744

Supplemental disclosure of noncash financing activities
Distributions payable	$2,890,475	$2,830,442	$1,425,474

See accompanying notes to consolidated financial statements

I-45 SLF LLC

Notes to Consolidated Financial Statements

1. ORGANIZATION AND BASIS OF PRESENTATION

ORGANIZATION

I-45 SLF LLC (the “Company”) was organized as a Delaware limited liability company on September 3, 2015 by the filing of a certificate of formation (the “Certificate”) with the Office of the Secretary of State of the State of Delaware under and pursuant to the Delaware Limited Liability Company Act (the “Act”). The Company is a joint venture between Main Street Capital Corporation and Capital Southwest Corporation. Capital Southwest Corporation owns 80.0% of the Company and has a profits interest of 75.6%, while Main Street Capital Corporation owns 20.0% and has a profits interest of 24.4%. The initial equity capital commitment to I-45 SLF totaled $85 million, consisting of $68 million from Capital Southwest Corporation and $17 million from Main Street Capital Corporation, of which, $81 million, or 95.3%, in total was funded as of March 31, 2018 and $76 million, or 89.4% was funded as of March 31, 2017.

On September 18, 2015, the Company’s wholly-owned and consolidated subsidiary, I-45 SPV LLC (the “SPV”) was organized as a Delaware limited liability company by the filing of a certificate of formation with the Office of the Secretary of State of the State of Delaware. The Company is the sole equity member of the SPV. All intercompany balances and transactions have been eliminated in consolidation.

The registered agent and office of the Company required by the Act to be maintained in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The principal office of the Company shall be located at such place within or without the State of Delaware, and the Company shall maintain such records, as the Members shall determine from time to time.

BASIS OF PRESENTATION

The accounting and reporting policies of the Company conform with U.S. generally accepted accounting principles (“U.S. GAAP”) as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”). The Company is an investment company and follows the accounting and reporting guidance in FASB Topic 946 – Financial Services – Investment Companies (“ASC Topic 946”). Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

Investment transactions are accounted for on a trade-date basis. Premiums and discounts are amortized over the lives of the respective debt securities using the effective interest method. Investments that are held by the Company are stated at fair value in accordance with ASC Topic 820 – Fair Value Measurements and Disclosures (“ASC Topic 820”).

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the year net of recoveries and realized gains or losses from in-kind redemptions. Net change in unrealized appreciation or depreciation reflects the net change in the fair value of the investment portfolio and the reclassification of any prior period unrealized appreciation or depreciation on exited investments and financial instruments to realized gains or losses.

I-45 SLF LLC

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

CASH AND CASH EQUIVALENTS

Cash and cash equivalents, which consist of cash and highly liquid investments with an original maturity of three months or less at the date of purchase, are carried at cost, which approximates fair value.

In the normal course of business, the Company maintains its cash and cash equivalents balances in financial institutions, which at times may exceed federally insured limits. The Company is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

DEFERRED FINANCING COSTS

Deferred financing costs include commitment fees and other costs related to the Company’s credit facility (the “Credit Facility”, as discussed further in Note 4). These costs have been capitalized and are amortized into interest expense over the term of the individual instrument.

INTEREST INCOME

Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts. In accordance with the Company’s valuation policy, accrued interest receivables are evaluated periodically for collectability. When the Company does not expect the debtor to be able to service all of its debt or other obligations, the Company will generally establish a reserve against interest income receivable, thereby placing the loan or debt security on non-accrual status, and cease to recognize interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security’s status significantly improves regarding the ability to service debt or other obligations, it will be restored to accrual basis. As of March 31, 2018 and 2017, the Company did not have any investments on non-accrual status.

EXPENSES

Unless otherwise voluntarily or contractually assumed by the Board of Managers or another party, the Company bears all expenses incurred in its business including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Company, legal fees, accounting, auditing and tax preparation fees, recordkeeping and custodial fees, costs of computing the Company’s members’ equity, research expenses, costs of registration expenses, all costs with respect to communications with members, and other types of expenses as may be approved from time to time.

INCOME TAXES

The Company is organized and operates as a limited liability company and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual members. Accordingly, no provision for income taxes has been made in the Company’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities.

For the current open tax year and for all major jurisdictions, management of the Company has evaluated the tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine

I-45 SLF LLC

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

whether the tax positions will “more-likely-than-not” be sustained by the Company upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Company would be recorded as a tax benefit or expense in the current year. For the years ended March 31, 2018 and 2017, and the period from September 3, 2015 (date of incorporation) to March 31, 2016, the Company determined that it did not have any uncertain tax positions. Generally, the Company is subject to income tax examinations by major taxing authorities during the three years prior to the periods covered by these financial statements.

RECENTLY ISSUED OR ADOPTED ACCOUNTING STANDARDS

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-09 supersedes the revenue recognition requirements under ASC Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606)—Narrow-Scope Improvements and Practical Expedients. This ASU clarified guidance on assessing collectability, presenting sales tax, measuring noncash consideration, and certain transition matters. The FASB decided to defer the effective date of the new revenue standard for public entities under U.S. GAAP for one year. The new guidance will be effective for the annual reporting period beginning after December 15, 2018, and interim periods within annual reporting periods beginning after December 15, 2019. Early adoption was permitted for annual reporting periods beginning after December 15, 2016. The Company completed its assessment in evaluating the potential impact on its consolidated financial statements and determined that its financial contracts are excluded from the scope of ASU 2014-09. As a result of the scope exception for financial contracts, the Company’s management has determined the adoption of ASU 2014-09 will have no impact on the recognition timing and classification of revenues and expenses, pretax income or on the consolidated financial statement disclosures.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230), which is intended to reduce the existing diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods therein. Early application is permitted. The adoption of this new accounting standard is not expected to have an impact on the Company’s consolidated financial statements.

3. FAIR VALUE MEASUREMENTS

ASC Topic 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s investments is determined as of the close of business at the end of each reporting period (“Valuation Date”) in conformity with the guidance on fair value measurements and disclosures under U.S. GAAP.

I-45 SLF LLC

Notes to Consolidated Financial Statements

3. FAIR VALUE MEASUREMENTS, continued

The inputs used to determine the fair value of the Company’s investments are summarized in the three broad levels listed below:

•	Level 1- unadjusted quoted prices in active markets for identical investments

•	Level 2- investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3- investments with significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The Company establishes valuation processes and procedures to ensure the valuation methodologies for investments categorized within Level 3 of the fair value hierarchy are fair, consistent, and verifiable. The Company designates the Board of Managers to oversee the entire valuation process of Level 3 investments. The Board of Managers is responsible for developing the Company’s valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. Additionally, the Board of Managers is generally responsible for reviewing and approving the valuation determinations and any information provided by U.S. Bancorp Fund Services, LLC (the “Administrator”), as well as determining the levels of the fair value hierarchy in which the investments fall.

The Board of Managers meets on a quarterly basis, or more frequently as needed, to determine the valuations of Level 3 investments. Valuations determined by the Board of Managers are required to be supported by market data, third-party pricing sources, industry accepted pricing models, counterparty prices, or other methods the Board of Managers deems to be appropriate, including the use of internal proprietary pricing models. The Company, along with the Board of Managers, periodically reviews the valuations of Level 3 investments, and if necessary, recalibrates its valuation procedures.

Investments currently held by the Company are generally valued as follows:

Securities that are listed on a recognized exchange are valued at their last available public sales price. Securities that are listed on more than one national securities exchange are valued at the last quoted sales price on the primary exchange on which the security is listed. If a security was not traded on the primary exchange on the valuation date, such security is valued at the last quoted sales price on the next most active market, if the Board of Managers determines the price to be representative of fair value. Investments that are not listed on an exchange but are traded over-the-counter are generally valued using independent pricing services. These pricing services may use the broker quotes or models that consider such factors as issue type, coupon rate, maturity, rating, prepayment speed, yield, or prices of comparable quality, when pricing securities.

In the case of investments not priced by independent pricing services, the Board of Managers will endeavor to obtain market maker quotes. For both long and short positions, the average of all “bid” and “asked” quotations is generally used.

The fair value determination of the Company’s investments consists of a combination of observable inputs in non-active markets and unobservable inputs. The observable inputs are not always sufficient to determine the fair value of these investments. As a result, all investments currently held by the Company are categorized as Level 3 under ASC 820.

I-45 SLF LLC

Notes to Consolidated Financial Statements

3. FAIR VALUE MEASUREMENTS, continued

The following table summarizes the valuation techniques and significant unobservable inputs used for the Company’s investments that are categorized within Level 3 of the fair value hierarchy as of March 31, 2018 and 2017:

Type of Investment	Fair Value at March 31, 2018	Valuation Technique	Unobservable Input	Range	Weighted Average
Corporate bank loans	$182,716,013	Income Approach	Broker Quotes	92.0 - 103.0	100.0
	23,029,609	Income Approach	Discount Rate	7.4% - 8.6%	7.8%
	10,795,285	Market Approach	Cost	98.0 - 100.0	98.8
	4,265,938	Market Approach	Exit Value	100.0	100.0

Total	$220,806,845

Type of Investment	Fair Value at March 31, 2017	Valuation Technique	Unobservable Input	Range	Weighted Average
Corporate bank loans	$161,497,019	Income Approach	Broker Quotes	93.0 - 101.8	99.8
	8,359,451	Income Approach	Discount Rate	6.06% - 10.5%	7.1%
	30,386,220	Market Approach	Cost	97.7 - 99.5	98.5

Total	$200,242,690

The Board of Managers will evaluate the valuation hierarchy and make changes when necessary. The Company discloses transfers between levels based on valuations at the end of the reporting period. There were no transfers between levels for the years ended March 31, 2018 and 2017. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary categorization, as of March 31, 2018, of the Company’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Investments (at fair value)
Corporate bank loans	$—	$—	$220,806,845	$220,806,845

Total investments	—	—	220,806,845	220,806,845

Cash equivalents - money market fund	3,087,598	—	—	3,087,598

	$3,087,598	$—	$220,806,845	$223,894,443

The following is a summary categorization, as of March 31, 2017, of the Company’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Investments (at fair value)
Corporate bank loans	$—	$—	$200,242,690	$200,242,690

Total investments	—	—	200,242,690	200,242,690

Cash equivalents - money market fund	8,861,173	—	—	8,861,173

	$8,861,173	$—	$200,242,690	$209,103,863

I-45 SLF LLC

Notes to Consolidated Financial Statements

3. FAIR VALUE MEASUREMENTS, continued

The following table represents additional information about Level 3 assets measured at fair value. Both observable and unobservable inputs may be used to determine the fair value of positions that the Company has classified within the Level 3 category. As a result, the unrealized gains and losses for assets within the Level 3 category may include changes in fair value that were attributable to both observable and unobservable inputs. Changes in Level 3 assets measured at fair value for the years ended March 31, 2018 and 2017 were as follows:

	LEVEL 3
	Beginning Balance March 31, 2017	Purchases(a)	Settlements	Change in Unrealized Appreciation(b)	Realized Gains (Losses)(c)	Ending Balance March 31, 2018
Investments (at fair value)
Corporate bank loans	$200,242,690	$135,480,991	$(115,962,074)	$(614,866)	$1,660,104	$220,806,845

Total	$200,242,690	$135,480,991	$(115,962,074)	$(614,866)	$1,660,104	$220,806,845

	LEVEL 3
	Beginning Balance March 31, 2016	Purchases(a)	Settlements	Change in Unrealized Appreciation(b)	Realized Gains (Losses)(c)	Ending Balance March 31, 2017
Investments (at fair value)
Corporate bank loans	$99,214,303	$162,546,451	$(66,540,880)	$3,369,673	$1,653,143	$200,242,690

Total	$99,214,303	$162,546,451	$(66,540,880)	$3,369,673	$1,653,143	$200,242,690

(a)	Includes purchases of new investments, as well as discount accretion on investments.
(b)	The change in unrealized appreciation is reflected in the net change in unrealized appreciation on investments in the Consolidated Statements of Operations.
(c)	Realized gains (losses) are included in the net realized gain on investments in the Consolidated Statements of Operations.

The total net unrealized gains (excluding reversals) included in earnings related to assets still held at the report date for the years ended March 31, 2018 and 2017 were approximately $0.6 million and $3.4 million, respectively.

4. CREDIT FACILITY

The Company closed on a $75.0 million 5-year senior secured credit facility with Deutsche Bank AG (the “Credit Facility”) in the period ended March 31, 2016. This facility included an accordion feature which allows the Company to achieve leverage of up to 2x debt-to-equity. During the year ended March 31, 2017, the Company increased credit facility commitments outstanding by an additional $90.0 million by adding three additional lenders to the syndicate, bringing total debt commitments to $165.0 million. In July 2017, the Credit Facility was amended to extend the maturity to July 2022. The Company maintains the Credit Facility to provide additional liquidity to support its investment and operational activities.

I-45 SLF LLC

Notes to Consolidated Financial Statements

4. CREDIT FACILITY, continued

Prior to the amendment to the Credit Facility, borrowings under the Credit Facility bore interest on a per annum basis at a rate equal to the applicable LIBOR rate plus 2.50%. Subsequent to the amendment, borrowings bear interest on a per annum basis at a rate equal to LIBOR plus 2.40%. The Company pays an Admin Fee of 0.25% per annum and unused fees of 0.50% per annum on the unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of the Company. The Credit Facility contains certain affirmative and negative covenants, including but not limited to maintenance of a borrowing base. The Credit Facility is provided on a revolving basis through its final maturity date in July 2022.

At March 31, 2018 and 2017, the Company had $143.0 million and $122.0 million, respectively, in borrowings outstanding under the Credit Facility. The Company recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs, of approximately $5.3 million and $3.4 million, respectively, for the years ended March 31, 2018 and 2017. The weighted average interest rate on the Credit Facility was 3.92% and 3.44%, respectively, for the years ended March 31, 2018 and 2017. Average borrowings for the years ended March 31, 2018 and 2017 were $132.5 million and $91.7 million, respectively.

5. ALLOCATION OF PROFITS AND LOSSES

For each fiscal year, profits or net losses of the Company are allocated among and credited to or debited against the capital accounts of the members as of the last day of each fiscal year in accordance the Limited Liability Company Agreement (the “LLC Agreement”). Net profits or net losses are allocated after giving effect for any initial or additional applications for interests or any repurchases of interests. Net investment income, realized gains and losses, and unrealized gains or losses are allocated to the members pro rata in accordance with their profit percentages, as defined in the LLC Agreement. Net profits or net losses are measured as the net change in the value of the members’ equity in the Company, including any change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal year.

Each quarter a cash distribution may be made to the members, which is generally equivalent to estimated taxable income less non-cash revenue (such as original issue discount amortization or PIK interest). The estimated taxable income distributions are generally made up of taxable net investment income (excluding non-cash revenue) and realized gains and losses. Estimated taxable income and distributions made to the members therefore may be materially different than GAAP net investment income. The distribution policy is subject to change by the Board of Managers based on business and market conditions at any time.

6. DUE FROM BROKERS

The Company conducts business with brokers for its investment activities. The clearing and depository operations for the investment activities are performed pursuant to agreements with the brokers. The Company is subject to credit risk to the extent any broker with whom the Company conducts business is unable to deliver cash balances or securities, or clear security transactions on the Company’s behalf. The Company monitors the financial condition of the brokers with which the Company conducts business and believes the likelihood of loss under the aforementioned circumstances is remote. At March 31, 2018 and 2017, the balance in due from brokers is cash of approximately $0.3 million and $1.7 million, respectively.

I-45 SLF LLC

Notes to Consolidated Financial Statements

7. ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Company pays the Administrator a quarterly administration fee. This fee is calculated based on the quarter end invested assets. For the year ended March 31, 2018, the Company had incurred $150,362 in administration fees, of which $37,465 were payable at the end of the year. For the year ended March 31, 2017, the Company had incurred $120,543 in administration fees, of which $35,101 were payable at the end of the year. For the period ended March 31, 2016, the Company had incurred $35,106 in administration fees, of which $19,068 were payable at the end of the year.

The Administrator is affiliated with a broker, U.S. Bank, through which the Company transacts operations. At March 31, 2018, cash and cash equivalents in the amount of $9.3 million are held with U.S. Bank. At March 31, 2017, cash and cash equivalents in the amount of $12.1 million are held by U.S. Bank.

8. COMMITMENTS AND CONTINGENCIES

The Company entered into various trades during the periods ended March 31, 2018 and 2017. As of March 31, 2018 and 2017, there were outstanding trades in the amount of approximately $3.2 million and $11.8 million, respectively, that remained unsettled. This is shown as payable for securities purchased on the Consolidated Statements of Assets, Liabilities and Members’ Equity.

In the normal course of business, the Company is a party to financial instruments with off-balance sheet risk, consisting primarily of unused commitments to extend financing to the Company’s portfolio companies. Since commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The following table lists the outstanding commitments as of March 31, 2018 and 2017:

Portfolio Company	Investment Type	March 31, 2018	March 31, 2017
		(amounts in thousands)
Ansira Holdings, Inc.	Delayed Draw Term Loan	$255	$573
PT Network, LLC	Delayed Draw Term Loan	2,053	1,061
Solaray, LLC	Delayed Draw Term Loan	912	813
TGP Holdings III LLC	Delayed Draw Term Loan	271	—

Total unused commitments to extend financing		$3,491	$2,447

The Company may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. The Company has no currently pending material legal proceedings to which it is are party or to which any of its assets is subject.

I-45 SLF LLC

Notes to Consolidated Financial Statements

9. FINANCIAL HIGHLIGHTS

Financial highlights are as follows:

	Year ended March 31, 2018	Year ended March 31, 2017	Period from September 3, 2015 (date of incorporation) to March 31, 2016
Net investment income to average members’ equity(1)	12.40%	12.17%	14.79%
Expenses to average members’ equity(1)	(7.85)%	(6.58)%	(5.55)%
Internal Rate of Return, end of year(2)	15.04%	15.13%	(1.32)%

(1)

Ratios are calculated by dividing the indicated amount by average members’ equity measured as the end of each quarter during the period. For the period from September 3, 2015 (date of incorporation) to March 31, 2016, the ratios are annualized.

(2)

The internal rate of return since inception (“IRR”) of the members is computed based on the actual dates of cash inflows, outflows and the ending net assets at the end of the year of the members’ equity account as of each measurement date. The IRR includes actual cash payments and does not include distributions declared but not yet paid.

Financial highlights are calculated for the members’ class taken as a whole. An individual member’s return and ratios may vary. Financial highlights disclosed may not be indicative of future performance of the Company.

10. SUBSEQUENT EVENTS

Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through May 17, 2018, the date the consolidated financial statements were available to be issued.

Dallas Office 8343 Douglas Avenue Suite 400 Dallas, Texas 75225 214.393.9300 Main
whitleypenn.com

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of

Media Recovery, Inc., dba SpotSee Holdings

We have audited the accompanying consolidated financial statements of Media Recovery, Inc., dba SpotSee Holdings (the “Company”) which comprise the consolidated balance sheets as of September 30, 2017 and 2016, and the related consolidated statements of operations and comprehensive income (loss), stockholders’ equity, and cash flows for the years ended September 30, 2017, 2016, and 2015, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”); this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Austin                Dallas                 Fort Worth                Houston

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2017 and 2016, and the results of their operations and their cash flows for the years ended September 30, 2017, 2016, and 2015 in conformity with GAAP.

Dallas, Texas

December 7, 2017

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

CONSOLIDATED BALANCE SHEETS

	September 30,
	2017	2016
Assets
Current assets:
Cash and cash equivalents	$1,787,490	$4,125,854
Accounts receivable - trade, net of allowance for doubtful accounts of $24,980 in 2017 and $28,298 in 2016	4,500,902	2,786,063
Accounts receivable, other	227,598	141,542
Inventories, net of allowance of $200,731 in 2017 and $193,627 in 2016	2,682,719	3,144,056
Prepaid expenses and other	153,787	126,502

Total current assets	9,352,496	10,324,017
Property and equipment, net	4,671,439	4,076,658
Other assets	45,753	43,202
Intangible asset, net	691,592	—
Goodwill	19,403,349	19,403,349

Total assets	$34,164,629	$33,847,226

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,359,509	$934,674
Accrued liabilities	1,452,301	1,017,384
Income taxes payable	613,195	513,492

Total current liabilities	3,425,005	2,465,550
Long-term liabilities:
Non-current deferred income taxes	2,520,144	2,094,755
Long-term accrued liabilities	70,798	97,334

Total liabilities	6,015,947	4,657,639
Commitments and contingencies
Mandatorily redeemable preferred stock, $0.001 par value, $1 liquidating preference, 10,000,000 shares authorized, 5,850,000 shares issued and 800,000 shares outstanding	800,000	800,000
Stockholders’ equity:
Common stock, $0.001 par value, 20,000,000 shares authorized, 5,539,002 shares issued and 4,102,002 shares outstanding	5,539	5,539
Treasury common stock, 1,437,000 shares in 2017 and 2016, at cost	(13,712,275)	(13,712,275)
Additional paid-in capital	6,057,411	5,908,389
Other comprehensive income	7,063	966
Retained earnings	34,990,944	36,186,968

Total stockholders’ equity	27,348,682	28,389,587

Total liabilities and stockholders’ equity	$34,164,629	$33,847,226

See accompanying notes to consolidated financial statements.

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

	Year Ended September 30,
	2017	2016	2015
Net sales	$20,988,000	$20,423,432	$21,125,532

Cost of sales	9,522,146	9,811,630	11,228,220

Gross profit	11,465,854	10,611,802	9,897,312

General and administrative expenses	8,083,782	7,883,368	9,392,459
(Gain) loss on disposal of property and equipment	(838)	—	315,182

Income from continuing operations	3,382,910	2,728,434	189,671

Interest expense	—	—	(11,351)
Other income (expense)	(3,937)	17,530	419,818

Income from continuing operations before income taxes	3,378,973	2,745,964	598,138

Income tax expense	1,608,783	1,344,602	527,123

Income from continuing operations	1,770,190	1,401,362	71,015

Discontinued operations	—	—	—
Loss on sale of discontinued operations, net of tax benefit	—	—	(119,310)

Loss from discontinued operations	—	—	(119,310)

Net income (loss)	$1,770,190	$1,401,362	$(48,295)

Other comprehensive income (loss)
Gain (loss) on cumulative translation adjustment	6,097	(1,104)	2,070

Comprehensive income (loss)	$1,776,287	$1,400,258	$(46,225)

See accompanying notes to consolidated financial statements.

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

Years Ended September 30, 2017, 2016 and 2015

	Common Stock	Treasury Stock	Additional Paid-in Capital	Retained Earnings	Other Comprehensive Income (Loss)	Total
Balance at September 30, 2014	$5,539	$(13,712,275)	$5,795,457	$38,149,911	$—	$30,238,632
Cumulative translation adjustment					2,070	2,070
Net loss	—	—	—	(48,295)	—	(48,295)

Balance at September 30, 2015	5,539	(13,712,275)	5,795,457	38,101,616	2,070	30,192,407
Cumulative translation adjustment	—	—	—	—	(1,104)	(1,104)
Stock compensation expense	—	—	112,932	—	—	112,932
Dividends	—	—	—	(3,316,010)	—	(3,316,010)
Net income	—	—	—	1,401,362	—	1,401,362

Balance at September 30, 2016	5,539	(13,712,275)	5,908,389	36,186,968	966	28,389,587
Cumulative translation adjustment	—	—	—	—	6,097	6,097
Stock compensation expense	—	—	149,022	—	—	149,022
Dividends	—	—	—	(2,966,214)	—	(2,966,214)
Net income	—	—	—	1,770,190	—	1,770,190

Balance at September 30, 2017	$5,539	$(13,712,275)	$6,057,411	$34,990,944	$7,063	$27,348,682

See accompanying notes to consolidated financial statements.

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended September 30,
	2017	2016	2015
Operating Activities
Net income (loss)	$1,770,190	$1,401,362	$(48,295)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	590,182	621,080	559,094
Amortization	91,342	—	—
Deferred income taxes	425,389	465,192	1,048,056
Reserve for inventory obsolescence	7,104	—	619,000
Stock based compensation (forfeiture)	149,022	112,932	(441,258)
(Gain) loss on sales or disposals of property and equipment	(838)	—	315,182
Changes in operating assets and liabilities:
Accounts receivable, trade	(1,640,236)	(100,546)	759,302
Accounts receivable, other	(86,056)	1,529,541	5,192,990
Inventories	454,233	(658,717)	600,594
Prepaid expenses and other	(26,874)	(52,115)	262,583
Prepaid income taxes and income taxes payable	99,703	1,391,747	(44,180)
Other assets	(2,551)	12,250	58,031
Accounts payable	359,335	155,655	(176,946)
Accrued liabilities	381,792	(621,316)	(1,410,550)

Net cash provided by operating activities	2,571,737	4,257,065	7,293,603
Investing Activities
Purchase of intangible asset	(765,859)	—	—
Proceeds from sales of property and equipment	40,126	—	—
Purchases of property and equipment	(1,224,251)	(455,238)	(978,089)

Net cash used in investing activities	(1,949,984)	(455,238)	(978,089)
Financing Activities
Payment of dividends	(2,966,214)	(3,316,010)	—
Payments on line of credit	—	—	(2,754,794)

Net cash used in financing activities	(2,966,214)	(3,316,010)	(2,754,794)
Effect of exchange rate changes on cash	6,097	(1,104)	2,070

Net (decrease) increase in cash and cash equivalents	(2,338,364)	484,713	3,562,790
Cash and cash equivalents at beginning of year	4,125,854	3,641,141	78,351

Cash and cash equivalents at end of year	$1,787,490	$4,125,854	$3,641,141

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$—	$—	$28,042

Cash paid during the year for income taxes	$483,773	$133,080	$293,181

See accompanying notes to consolidated financial statements.

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of September 30, 2017 and 2016

and for the Years ended September 30, 2017, 2016 and 2015

A. Nature of Business

Media Recovery, Inc., dba SpotSee Holdings, (the “Company”) is a manufacturing and distribution company that manufactures shipping and handling monitors and recorders, which measure impact, temperature, and tilt of products during shipment and equipment monitors, used primarily to measure impact and other safety factors. The Company has two manufacturing facilities located in Graham, Texas and Chihuahua, Mexico. A sales and distribution office is located in Loenen, Netherlands and a sales office is located in Shanghai, China. The Company’s corporate offices are located in Dallas, Texas.

B. Summary of Significant Accounting Policies

A summary of the Company’s significant accounting policies consistently applied in the preparation of the accompanying consolidated financial statements follows:

Basis of Accounting

The accounts are maintained and the consolidated financial statements have been prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries ShockWatch, Inc. dba SpotSee; MRI DPC; DataSpan, Inc.; Shocklog Holdings Limited; ShockWatch Europe, B.V.; Mexico SW Production, S.A. DE C.V.; ShockWatch, Inc. Shanghai Representative Office; ShockLog, Ltd; and Diffrenet Ltd. All significant intercompany accounts and transactions have been eliminated in consolidation. MRI DPC and DataSpan were sold during 2014 and are classified as discontinued operations in the accompanying consolidated financial statements, see Note M.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect certain reported amounts in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates and assumptions.

Foreign Currency Translation

All assets and liabilities in the balance sheet of foreign subsidiaries whose functional currency is other than the U.S. dollar are translated at year-end exchange rates. All revenues and expenses in the statement of operations, of these foreign subsidiaries, are translated at average exchange rates for the year. Translation gains and losses are not included in determining net income but are shown in other comprehensive income on the consolidated balance sheets. Foreign currency transaction gains and losses are included in determining net income.

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

B. Summary of Significant Accounting Policies – continued

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. At September 30, 2017 and 2016, the Company had no such investments. The Company maintains deposits primarily in two financial institutions, which may at times exceed amounts covered by insurance provided by the U.S. Federal Deposit Insurance Corporation (“FDIC”). The Company has not experienced any losses related to amounts in excess of FDIC limits.

Accounts Receivable

Accounts receivable are stated at amounts management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to accounts receivable. Changes in the valuation allowance have not been material to the consolidated financial statements. Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising the Company’s customer base, and their dispersion across many different industries and geographies. One customer’s accounts receivable balance consisted of approximately 12% and 10% of the accounts receivable balance as of September 30, 2017 and 2016, respectively.

Inventories

Inventories are stated at the lower of cost or market value. Cost is principally determined by the weighted-average cost method, which approximates the first-in, first-out method. Inventories include factory overhead that is applied on the basis of labor costs and manufacturing expenses incurred, less allowances for obsolete items. The Company determines that items are slow moving or obsolete based on whether they have been sold or used in production between 180 and 365 days, or greater than 365 days, respectively, during the fiscal year. Such items are then specifically reviewed for obsolescence based on other criteria which include the frequency that these items are purchased, manufactured, and sold. The amount of the inventory reserve for each year presented is disclosed in Note D.

Property and Equipment

Property and equipment is stated at cost less accumulated depreciation. Depreciation is provided on the straight-line method over the assets’ estimated service lives. For major renewals and betterments that extend the useful lives are capitalized. Expenditures for maintenance and repairs are charged to expense in the period in which they are incurred, and betterments are capitalized. The cost of assets sold or abandoned and the related accumulated depreciation are eliminated from the accounts and any gains or losses are reflected in the accompanying consolidated statements of operations and comprehensive loss of the respective period. The estimated useful lives for buildings and improvements range from 10 to 25 years, are 5 years for software, and for machinery and equipment range from 3 to 7 years.

Intangible Asset

In January 2017 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2017-01. ASU 2017-01 changes the definition of a business when determining whether a transaction is a business

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

B. Summary of Significant Accounting Policies – continued

combination or an asset acquisition. The Company early adopted this guidance for the year ended September 30, 2017. In March 2017 the Company completed an acquisition of Diffrenet Limited, which was considered an asset acquisition under ASU 2017-01 as substantially all of the fair value of the gross assets acquired was concentrated in a single identifiable asset. The asset acquisition resulted in the recognition of an intangible asset comprised of purchased software (see Note K) which is being amortized over a period of five years.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of trade accounts receivable. The Company continually evaluates its customers’ financial condition and generally does not require collateral. Concentrations of credit risk with respect to trade accounts receivable are generally limited due to the large number of entities comprising the Company’s customer base. Additionally, credit losses have historically been within management’s expectations.

Revenue Recognition

The Company recognizes revenue on product sales upon the passage of title, which generally occurs upon shipment, or the rendering of services, and when collectability is deemed probable.

Presentation of Sales Tax

The states in which the Company operates and the counties within those states impose a sales tax on all of the Company’s sales to nonexempt customers. The Company collects that sales tax from customers and remits the entire amount to the applicable state. The Company’s accounting policy is to exclude the tax collected and remitted to the states from revenue and cost of sales.

Shipping and Handling Costs

Shipping and handling costs are included in cost of sales on the consolidated statements of operations and comprehensive income.

Advertising

The Company expenses advertising costs as incurred. Total advertising costs for the years ended September 30, 2017, 2016, and 2015, were approximately $154,000, $100, and $400, respectively.

Stock Awards

The Company may, with the approval of its Board of Directors, grant stock awards for a fixed number of shares to employees with an exercise price equal to the fair value of the shares at the date of grant. The Company uses the Black-Scholes option valuation model for use in estimating the fair value of stock awards.

Reclassification

Certain prior year amounts have been reclassified to conform to the current year presentation. These reclassifications had no effect on previously reported results of operations.

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

B. Summary of Significant Accounting Policies – continued

Goodwill

The Company records goodwill when consideration paid in an acquisition exceeds the fair value of the assets acquired. Goodwill is not amortized, but rather is tested for impairment annually or more frequently if events or changes in circumstances indicate that the carrying value may not be recoverable. The Company conducted their annual impairment test of goodwill as of September 30, 2017 and 2016. They have elected to first assess the qualitative factors to determine whether it is more likely than not that the fair value of the single reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment under GAAP.

If the Company determines that it is more likely than not that its fair value is less than its carrying amount, then the two-step goodwill impairment test is performed. The first step, identifying a potential impairment, compares the fair value of the reporting unit with its carrying amount. If the carrying amount exceeds its fair value, the second step would need to be performed; otherwise, no further step is required. The second step, measuring the impairment loss, compares the implied fair value of the goodwill with the carrying amount of the goodwill. Any excess of the goodwill carrying amount over the applied fair value is recognized as an impairment loss, and the carrying value of goodwill is written down to fair value. No impairment of goodwill was required for the years ended September 30, 2017, 2016, and 2015.

Long-lived Assets

The Company evaluates its long-lived assets including goodwill, property and equipment, and intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of these assets is measured by comparison of their carrying amounts to future undiscounted cash flows that the assets are expected to generate. If long-lived assets are considered to be impaired, the impairment to be recognized equals the amount by which the carrying value of the asset exceeds its fair market value and is recorded in the period the determination was made. Based upon management’s assessment, there was no impairment of long-lived assets during the years ended September 30, 2017, 2016, or 2015.

Income Taxes

Deferred income taxes are determined using the asset and liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred income taxes are measured using enacted tax rates expected to apply to taxable income in years in which such temporary differences are expected to be recovered or settled. The effect on deferred income taxes of a change in tax rates is recognized in the consolidated statement of operations of the period that includes the enactment date. In addition, a valuation allowance is established to reduce any deferred tax asset for which it is determined that it is more likely than not that some portion of the deferred tax asset will not be realized.

The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction, various states, and foreign jurisdictions. The Company has not taken a tax position that, if challenged, would have a material effect on the financial statements or the effective tax rate for the year ended September 30, 2017, or during the prior three years. The Company and its subsidiaries are currently subject to a three-year statute of limitations by major tax jurisdictions.

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

B. Summary of Significant Accounting Policies – continued

The Company did not incur any penalties or interest related to its federal tax returns during the years ended September 30, 2017, 2016, or 2015.

Fair Value of Financial Instruments

The Company calculates the fair value of its assets and liabilities which qualify as financial instruments and includes this additional information in the notes to consolidated financial statements when the fair value is different than the carrying value of those financial instruments. The estimated fair value of accounts receivable (trade and other), accounts payable, and accrued liabilities approximate the carrying amounts due to the relatively short maturity of these instruments. The carrying value of the line of credit also approximates fair value since the instrument bears market rates of interest. None of these instruments are held for trading purposes.

C. Fair Value Measurements

GAAP defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and establishes a three-tier hierarchy that is used to identify assets and liabilities measured at fair value. The hierarchy focuses on the inputs used to measure fair value and requires that the lowest level input be used. The three levels defined are as follows:

•	Level 1 — observable inputs that are based upon quoted market prices for identical assets or liabilities within active markets.

•

Level 2 — observable inputs other than Level 1 that are based upon quoted market prices for similar assets or liabilities, based upon quoted prices within inactive markets, or inputs other than quoted market prices that are observable through market data for substantially the full term of the asset or liability.

•

Level 3 — inputs that are unobservable for the particular asset or liability due to little or no market activity and are significant to the fair value of the asset or liability. These inputs reflect assumptions that market participants would use when valuing the particular asset or liability.

The Company holds no instruments which have fair value measured at Level 1 or Level 2. The Company’s goodwill was valued using Level 3 inputs of the fair value hierarchy contained in Accounting Standards Codification (“ASC”) 820-10, in accordance with policies disclosed in Note B, and are reflected in the accompanying consolidated balance sheets at fair value.

The following table summarizes the fair value of the Company’s Level 3 financial assets and liabilities as of September 30, 2017 and 2016:

	September 30,
	2017	2016
Assets:
Goodwill	$19,403,349	$19,403,349

There were no changes to fair value for the Company’s Goodwill using Level 3 inputs during the fiscal years ended September 30, 2017, 2016, and 2015.

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

D. Inventories

Inventories consist of the following as of September 30:

	2017	2016
Raw materials	$771,676	$974,374
Work-in-progress	441,508	331,612
Finished goods	1,670,266	2,031,697
Allowance for obsolescence	(200,731)	(193,627)

	$2,682,719	$3,144,056

E. Property and Equipment

Property and equipment consisted of the following at September 30:

	2017	2016
Land	$63,332	$63,332
Buildings & improvements	2,865,116	2,865,116
Machinery & equipment	7,507,757	6,803,184
Projects in progress	667,480	204,508

	11,103,685	9,936,140
Less: accumulated depreciation	(6,432,246)	(5,859,482)

	$4,671,439	$4,076,658

F. Mandatorily Redeemable Preferred Stock

In fiscal year 1998 the Company issued 5,850,000 shares of Series A preferred stock which are convertible into shares of voting common stock at the option of the holder at any time at the initial conversion price of $1.00 per share, resulting in an initial conversion rate of one fully paid and non-assessable share of voting common stock for each share of Series A preferred stock, subject to adjustment. During the year ended September 30, 2006, 5,050,000 preferred shares were converted to common shares. No preferred shares were converted to common shares during the years ended September 30, 2017, 2016, and 2015. Dividends are paid to holders of preferred stock concurrently with dividends paid to holders of common stock and such dividends do not accumulate.

In addition, at any time on or after December 31, 2004, holders of preferred stock representing in the aggregate at least 10% of the then outstanding shares of Series A preferred stock may require the Company to redeem such stock for $1.00 per share. The Company has classified the Series A Preferred Stock as temporary equity in accordance with ASC Topic No. 480, Distinguishing Liabilities from Equity, which states that certain mandatorily redeemable financial instruments should be classified as temporary equity.

The Series A preferred stock has a $0.01 par value and a $1 liquidation preference. The Series A preferred stock could be redeemed through a cash payment if requested by the stockholders. Holders of preferred stock are not allowed to vote on matters submitted to a vote of the stockholders of the Company. However, certain corporate matters including dividend payments, issuances of certain stock awards, disposal of shares of capital stock, and a merger of the Company, require the consent of the holders of at least 85% of the then outstanding

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

F. Mandatorily Redeemable Preferred Stock – continued

shares of Series A preferred stock. The Company has reserved 800,000 shares of common stock for the potential conversion of preferred stock. When the Company did not meet the definition of a public business entity it was eligible for certain nonpublic company exceptions under Accounting Standards Codification 480, Distinguishing Liabilities from Equity, and classified these redeemable preferred shares as equity.

G. Stockholders’ Equity

Stock Awards

During October of 2010 the Company canceled all 160,260 phantom stock awards previously outstanding and granted 215,260 new phantom stock awards to key management employees. The 2010 phantom stock awards vested at the expiration of a 63 month period (December 31, 2014). The awards were not exercisable until the end of the period (December 31, 2014), and were to be automatically exercised by the Company between February 1, 2015 and February 28, 2015, entitling the employees to a cash payment at an amount equal to the excess of the value of a share of the Company’s stock (as determined by the Board of Directors of a corporation that is the major stockholder of the Company) over the phantom award “exercise price” of $2.46 per share.

The Company recorded compensation expense for valuing its phantom stock awards based on the Company’s assessment of its enterprise value at each fiscal year end. In assessing such value, the Company considered its financial condition and operating results; the long-term potential of its business; the market for and recent sales prices of the Company’s securities, if any; and the values of similar securities issued by companies in similar businesses. Two of the key management employees left the Company and forfeited 65,000 of the 2010 phantom stock awards.

During 2015 all remaining phantom stock awards were forfeited or expired. For the years ended September 30, 2017, 2016, and 2015, the Company recorded approximately $0, $0, and ($441,000), respectively, in compensation expense (benefit) associated with the issuance or forfeitures of phantom stock awards. As of September 30, 2017 and 2016, there was no phantom stock award liability.

Stock Option Grants

During 2017 and 2016, certain officers of the Company were granted options to purchase common shares of the Company.

Option transactions for the years ended September 30, 2017 and 2016, are as follows:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)
Balance at October 1, 2015	—	$—
Granted	350,744	$5.22

Balance at September 30, 2016	350,744	$5.22	8.76
Granted	105,244	$5.70

Balance at September 30, 2017	455,988	$5.33	7.89

Exercisable at September 30, 2017	140,298	$5.70	8.38

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

G. Stockholders’ Equity – continued

As of September 30, 2017, the range of exercise prices for outstanding options was $5.15 to $7.83.

All stock-based compensation must be recognized as an expense in the consolidated financial statements and such cost should be measured at the fair value of the award. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. The expected life of awards granted represents the period of time that they are expected to be outstanding. The Company determined the initial expected life based on a simplified method, giving consideration to the contractual terms, vesting schedules, and pre-vesting and post-vesting forfeitures.

The fair value of options granted for the year ended September 30, 2017 and 2016, was estimated to be $195,625 and $550,262, respectively, at the date of grant using a Black-Scholes option-pricing model using the following weighted average assumptions at the date of grant:

	2017	2016
Risk-free interest rate	1.78%	1.63%
Expected option life	6.5 years	6.5 years
Expected stock volatility	17.34%	23.61%
Expected dividend yields	0.66%	—

The expected stock volatility was calculated by averaging the historical volatility of a comparable public entity. As of September 30, 2017, all options were outstanding.

During the years ended September 30, 2017 and 2016, respectively, the Company recorded $149,022 and $112,932 of stock-based compensation related to the awards, which is included in general and administrative expense in the accompanying consolidated statements of operations and comprehensive income (loss). Total unamortized stock-based compensation expense at September 30, 2017, was $483,932 and will be expensed ratably through 2022. There was no stock-based compensation expense for the year ended September 30, 2015.

H. Line of Credit

The Company maintained a financing arrangement with a bank. The line of credit required compliance with certain financial covenants and was secured by substantially all of the assets of the Company. Outstanding amounts bore interest at the prime or LIBOR rate plus an applicable margin (2.25% at September 30, 2017). The Company had no debt outstanding as of September 30, 2017 and 2016. There was approximately $2,755,000 outstanding under this line of credit at September 30, 2014, which was paid off in 2015. The line of credit matured in 2017 but was extended until March 19, 2018.

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

I. Income Taxes

Significant components of the provision for income taxes are as follows:

	2017	2016	2015
Current	$1,183,394	$879,410	$(582,396)
Deferred	425,389	465,192	1,048,056
Less: income tax expense from discontinued operations	—	—	61,463

Total income tax expense from continuing operations	$1,608,783	$1,344,602	$527,123

The difference between income tax expense and tax expense computed by applying the federal statutory income tax rate to income before taxes is due primarily to the effect of nondeductible goodwill impairment, applicable state income taxes, foreign tax credits, and nondeductible meals and entertainment expense.

Deferred tax assets and liabilities for the years ended September 30, consisted of the following:

	2017	2016
Deferred tax assets (liabilities):
Allowance for doubtful accounts	$9,492	$10,753
Inventory reserves	76,278	73,578
Other accruals	241,287	191,356
Deferred compensation	760	760
Charitable contributions	—	1,959
State NOL	110,458	109,093
Foreign tax credit	1,088,913	899,034
Depreciation	(616,102)	(497,122)
Goodwill	(1,025,287)	(1,025,287)
Unrepatriated foreign earnings	(1,317,030)	(959,845)
Valuation allowance for deferred tax assets	(1,088,913)	(899,034)

Net deferred tax liability	$(2,520,144)	$(2,094,755)

J. Employee Benefit Plan

The Company has a 401(k) deferred compensation plan for all eligible employees. Active participants may contribute up to 90% of their annual compensation, subject to annual limit established by the government. The Company matches 50% of the employees’ contributions up to 6% of the employees’ salaries. Effective November 30, 2015, the Plan merged into the Capital Southwest Management Corporation Employee Savings Plan. For the years ended September 30, 2017, 2016, and 2015, the Company recognized approximately $145,000, $111,000, and $128,000, respectively, of expense related to this Plan.

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

K. Asset Acquisition

On March 10, 2017, the Company acquired the assets and liabilities of Diffrenet Limited (“Diffrenet”), a company incorporated in England and Wales, for a purchase price of $765,859. The following table summarizes the assets acquired and liabilities assumed in the asset acquisition:

Accounts receivable	$74,603
Other assets	411
Intangible asset, acquired software	782,934
Accounts payable and accrued liabilities	(92,089)

Net purchase price	$765,859

The acquired intangible asset is being amortized over five years. Expected future amortization expense at September 30, 2017, is as follows:

2018	$156,587
2019	156,587
2020	156,587
2021	156,587
2022	65,244

Total amortization	$691,592

As part of the acquisition, the Company is contingently liable for earn-out consideration. The earn-out consideration is based on certain annual, cumulative earnings targets of the Diffrenet subsidiary. The Company’s maximum exposure for this consideration is $1,473,969, from the date of acquisition through January 1, 2021.

L. Commitments and Contingencies

Operating Leases

The Company leases operating facilities and equipment under non-cancelable operating leases. Lease agreements expire at various dates through 2022. Associated rent expense for the years ended September 30, 2017, 2016, and 2015, was approximately $150,000, $128,000, and $148,000, respectively. As a result of escalating lease payments, the Company has recorded deferred rent of approximately $97,000 and $124,000 as of September 30, 2017 and 2016, respectively, included in accrued liabilities and long-term accrued liabilities in the accompanying consolidated balance sheets.

Future minimum payments under non-cancelable operating leases with initial terms of one year or more consisted of the following at September 30, 2017:

2018	$164,000
2019	164,000
2020	156,000
2021	104,000
2022	4,000

Total minimum lease payments	$592,000

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

L. Commitments and Contingencies – continued

Litigation

The Company is subject to legal proceedings and claims that arise in the ordinary course of operations. As of September 30, 2017 and 2016, the Company has no known material legal contingencies.

M. Discontinued Operations

On October 14, 2013, the Company sold substantially all the assets of MRI DPC, Inc. for a purchase price of approximately $6.3 million, which included a working capital price adjustment of approximately $207,000.

On September 30, 2014, the Company sold substantially all the assets of DataSpan, Inc. for a purchase price of approximately $8.7 million, which included a working capital price adjustment of approximately $2.3 million. The Company incurred a net loss of $119,310 on the sale of the entity for 2015. No gain or loss was recorded for discontinued operations for the years ended September 30, 2017 or 2016.

The operations of both entities net of applicable income taxes, are presented as discontinued operations and comprehensive income for the years ended September 30, 2017, 2016, and 2015, in the accompanying consolidated statements of operations and comprehensive income (loss). Interest expense was not allocated to the reporting unit and, therefore, all of the Company’s interest expense is included in continuing operations.

	2017	2016	2015
Income from discontinued operations	$—	$—	$—
Loss on sale of discontinued operations			(180,773)
Income tax benefit	—	—	61,463

Net loss from discontinued operations	$—	$—	$(119,310)

Net sales from discontinued operations	$—	$—	$—

N. Subsequent Events

Management has evaluated and considered disclosure of subsequent events up to and including December 7, 2017, which is the date the consolidated financial statements were available for issuance.

Independent Auditor’s Report

To the Board of Directors and Stockholders of

TitanLiner, Inc.

Fort Worth, Texas

We have audited the accompanying financial statements of TitanLiner, Inc. (a Nevada corporation), which comprise the balance sheets as of December 31, 2017 and 2016, and the related statements of operations, changes in stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2017, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TitanLiner, Inc. as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the each of the years in the three-year period ended December 31, 2017 in accordance with accounting principles generally accepted in the United States of America.

/s/ WEAVER AND TIDWELL, L.L.P.

Fort Worth, Texas

May 31, 2018

AN INDEPENDENT MEMBER OF BAKER TILLY INTERNATIONAL	WEAVER AND TIDWELL, L.L.P. CERTIFIED PUBLIC ACCOUNTANTS AND ADVISORS	2821 WEST SEVENTH STREET, SUITE 700, FORT WORTH, TX 76107 P: 817.332.7905 F: 817.429.5936

TitanLiner, Inc.

Balance Sheets

December 31, 2017 and 2016

	2017	2016
ASSETS

CURRENT ASSETS
Cash	$1,382,463	$999,415
Accounts receivable (net of allowance of $67,402 and $33,133, respectively)	5,397,404	3,037,643
Inventory	835,638	483,618
Prepaid expenses	117,832	31,331
Income tax receivable	—	413,785
Deferred income tax asset	47,669	32,173

Total current assets	7,781,006	4,997,965

PROPERTY AND EQUIPMENT, net	3,191,639	1,938,310

OTHER ASSETS
Intangible assets, net	60,111	69,292
Deposits	39,816	39,601

Total other assets	99,927	108,893

TOTAL ASSETS	$11,072,572	$7,045,168

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$819,063	$481,670
Accrued liabilities	954,053	352,666
Income tax payable	348,516	—
Capital lease obligation, current portion	131,937	137,369
Long-term debt, current portion	26,787	27,358

Total current liabilities	2,280,356	999,063

LONG-TERM LIABILITIES
Line of credit	1,064,114	1,064,114
Capital lease obligation, net of current portion	26,424	19,265
Long-term debt, net of current portion	33,595	62,412
Deferred income tax liability	374,024	240,582

Total long-term liabilities	1,498,157	1,386,373

STOCKHOLDERS’ EQUITY
Series A preferred stock, $0.001 stated par value, 370,664 shares authorized, issued, and outstanding at December 31, 2017 and 2016, respectively	371	371
Series B preferred stock, $0.001 stated par value, 1,299,173 shares authorized, issued, and outstanding at December 31, 2017 and 2016, respectively	1,299	1,299
Common stock, $0.001 stated par value, 5,000,000 shares authorized, 1,000,000 issued, and 765,031 and 749,300 outstanding at December 31, 2017 and 2016, respectively	1,000	1,000
Additional paid-in capital	8,297,502	8,258,241
Retained earnings	3,158,065	562,999

	11,458,237	8,823,910
Treasury stock	(4,164,178)	(4,164,178)

Total stockholders’ equity	7,294,059	4,659,732

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$11,072,572	$7,045,168

The Notes to Financial Statements are an integral part of these statements.

TitanLiner, Inc.

Statements of Operations

Years Ended December 31, 2017, 2016, and 2015

	2017	2016	2015
SALES, net	$15,471,273	$8,023,883	$13,374,467

COST OF SALES	7,761,967	5,594,808	8,425,226

Gross profit	7,709,306	2,429,075	4,949,241

SELLING, GENERAL AND ADMINISTRATIVE
Selling expenses	879,120	755,302	905,699
General and administrative	3,093,263	2,690,156	3,046,816

Total selling, general and administrative	3,972,383	3,445,458	3,952,515
Operating income (loss)	3,736,923	(1,016,383)	996,726

OTHER INCOME (EXPENSE)
Miscellaneous income	5,667	72,837	27,993
Gain (loss) on disposal of assets	13,644	(189,792)	(49,746)
Interest expense	(56,167)	(519,457)	(623,553)

Total other income (expense)	(36,856)	(636,412)	(645,306)

INCOME (LOSS) BEFORE INCOME TAXES	3,700,067	(1,652,795)	351,420
INCOME TAX PROVISION (BENEFIT)	1,105,001	(569,742)	319,065

NET INCOME (LOSS)	$2,595,066	$(1,083,053)	$32,355

The Notes to Financial Statements are an integral part of these statements.

TitanLiner, Inc.

Statements of Changes in Stockholders’ Equity

Years Ended December 31, 2017, 2016, and 2015

	Preferred Stock				Common	Additional		Treasury
	Series A Stock	Series A Par Value	Series B Stock	Series B Par Value	Common Stock	Stock Par Value	Paid-in Capital	Treasury Stock	Stock Amount	Retained Earnings	Total
BALANCE, January 1, 2015	237,164	$237	—	$—	717,837	$1,000	$5,225,717	282,163	$(4,164,178)	$1,613,697	2,676,473
Stock-based compensation	—	—	—	—	—	—	57,585	—	—	—	57,585
Issuance of stock grants	—	—	—	—	11,831	—	—	(11,831)	—	—	—
Exercise of Series A preferred stock warrants	122,239	122	—	—	—	—	1,100	—	—	—	1,222
Net income	—	—	—	—	—	—	—	—	—	32,355	32,355

BALANCE, December 31, 2015	359,403	359	—	—	729,668	1,000	5,284,402	270,332	(4,164,178)	1,646,052	2,767,635
Stock-based compensation	—	—	—	—	—	—	63,693	—	—	—	63,693
Issuance of stock grants	—	—	—	—	19,632	—	—	(19,632)	—	—	—
Exercise of Series A preferred stock warrants	11,261	12	—	—	—	—	101	—	—	—	113
Conversion of debt to Series B preferred stock	—	—	1,299,173	1,299	—	—	2,910,045	—	—	—	2,911,344
Net loss	—	—	—	—	—	—	—	—	—	(1,083,053)	(1,083,053)

BALANCE, December 31, 2016	370,664	371	1,299,173	1,299	749,300	1,000	8,258,241	250,700	(4,164,178)	562,999	4,659,732
Stock-based compensation	—	—	—	—	—	—	39,261	—	—	—	39,261
Issuance of stock grants	—	—	—	—	15,731	—	—	(15,731)	—	—	—
Net income	—	—	—	—	—	—	—	—	—	2,595,066	2,595,066

BALANCE, December 31, 2017	370,664	$371	1,299,173	$1,299	765,031	$1,000	$8,297,502	234,969	$(4,164,178)	$3,158,065	$7,294,059

The Notes to Financial Statements are an integral part of these statements.

TitanLiner, Inc.

Statements of Cash Flows

Years Ended December 31, 2017, 2016, and 2015

	2017	2016	2015
CASH FLOW FROM OPERATING ACTIVITIES
Net income (loss)	$2,595,066	$(1,083,053)	$32,355
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Provision for bad debt expense	67,402	33,133	—
Depreciation and amortization expense	814,873	835,955	1,301,888
Interest on warrants	—	206,494	208,737
(Gain) loss on sale of assets	(13,644)	189,792	49,746
Non-cash stock-based compensation	39,261	63,693	57,585
Deferred tax	117,946	(191,261)	279,129
Changes in operating assets and liabilities
Accounts receivable	(2,427,163)	(150,133)	1,073,583
Inventory	(352,020)	365,392	(52,532)
Prepaid expenses	(86,501)	59,929	6,673
Income tax receivable	413,785	(28,037)	(385,748)
Intangible assets	—	—	(2,696)
Deposits	(215)	5,037	(25,651)
Accounts payable	337,393	(24,422)	(344,574)
Accrued liabilities	601,387	91,094	(2,630,060)
Income tax payable	348,516	—	—
Deferred revenue	—	(6,500)	(393,483)

Net cash provided by (used in) operating activities	2,456,086	367,113	(825,048)

CASH FLOW FROM INVESTING ACTIVITIES
Purchases of property and equipment	(1,983,188)	(202,096)	(760,400)
Proceeds from sale of property and equipment	18,644	1,004,266	22,886

Net cash provided by (used in) investing activities	(1,964,544)	802,170	(737,514)

CASH FLOW FROM FINANCING ACTIVITIES
Exercise of preferred stock warrants	—	113	1,222
Net payments on line of credit	—	(617,591)	(200,000)
Payments on capital lease obligation	(79,106)	(182,754)	(176,507)
Payments on long-term debt principal	(29,388)	(254,013)	(66,324)

Net cash used in financing activities	(108,494)	(1,054,245)	(441,609)

Change in cash	383,048	115,038	(2,004,171)
CASH, beginning of year	999,415	884,377	2,888,548

CASH, end of year	$1,382,463	$999,415	$884,377

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest	$56,230	$311,514	$683,171

Cash paid for income taxes	$500,000	$—	$—

NON CASH INVESTING AND FINANCING ACTIVITIES
Equipment purchased with financing	$80,833	$—	$277,051

Conversion of notes payable to Series B preferred stock	$—	$2,911,344	$—

The Notes to Financial Statements are an integral part of these statements.

TitanLiner, Inc.

Notes to Financial Statements

Note 1. Organization and Nature of Operations

TitanLiner, Inc. (the Company) is a Nevada corporation which was originally organized as a Texas limited liability company (LLC) on April 15, 2010. The Company converted from a LLC to a Texas corporation on June 29, 2012. On November 2, 2012, the Company converted from a Texas corporation to a Nevada corporation.

Additionally, in the conversion, the Company entered into an investment agreement (the Agreement) with Capital Southwest Corporation (CSC), K. Rick Turner Revocable Trust, Turner Family Partnership, MK Holdings, LP, Josh Hopkins, Tim Manning, Brannon Nash and Coy Taylor (collectively the Investors). The Company sold and the Investors acquired the Company’s senior subordinated secured promissory notes in the aggregate principal of $3,000,000, 237,164 shares of Series A Convertible Preferred Stock for $3,500,000 and warrants to acquire an aggregate of 133,500 shares of Series A Convertible Preferred Stock. In December 2016, the Company and the Investors agreed to convert the outstanding notes payable totaling $2,911,344 net of the debt discount of $88,656 into 1,299,173 shares of Series B Convertible Preferred Stock.

The Company was organized to acquire and operate containment systems and related activities. The Company derives its revenue from building rigid secondary containment systems and renting portable containment systems in the oil and gas industry and providing coating services.

Note 2. Summary of Significant Accounting Policies

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid instruments with an original maturity of three months or less to be cash equivalents.

Trade Receivables and Allowance for Doubtful Accounts

Accounts receivable are stated at the amounts management expects to collect from outstanding balances. The carrying amount of accounts receivable is reduced by an allowance for uncollectible accounts that reflects management’s best estimate of the amount that will not be collected. Management individually reviews all receivable balances and, based on an assessment of current creditworthiness, past experience, historical losses, and management’s evaluation of other pertinent factors, estimates the portion, if any, of the balance that will not be collected.

Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance, based on its assessment.

Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the allowance and a credit to the respective receivable account.

Inventory

Inventory consists of tank bases, containment systems, and various chemical agents. Inventory is stated at the lower of cost or net realizable value. Cost is determined using the average cost method.

Prepaid Expenses

Prepaid expenses include the prepaid portion of insurance policies and building leases.

TitanLiner, Inc.

Notes to Financial Statements

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation of property and equipment is provided using the straight-line method for financial reporting purposes at rates based on the following estimated useful lives:

Office equipment and furniture	5 years
Equipment	2 – 5 years
Autos, trucks and trailers	3 – 5 years
Building	40 years
Leasehold improvements	40 years
Rental equipment	2 years

Replacements, betterments, and additions to property and equipment are capitalized at cost. Expenditures for repairs and maintenance are expensed as incurred. The cost of assets disposed of and the related accumulated depreciation are eliminated from the accounts in the year of disposal. Gains or losses resulting from property disposals are credited or charged to operations.

Other Assets

Intangible assets include costs incurred for a patent for portable containment systems for hazardous or other materials and computer software.

Amortization expense was $9,181 for each of the years ended December 31, 2017, 2016, and 2015 respectively. Estimated amortization expense for each of the next 5 years and thereafter are as follows:

Years ending December 31,
2018	$9,181
2019	9,181
2020	9,181
2021	9,181
2022	9,181
Thereafter	14,206

$60,111

The Company applies Financial Accounting Standards Board (FASB) Accounting Standard Codification (ASC) Topic 350, Intangibles – Goodwill and Other (ASC Topic 350) which establishes a framework for capitalizing internally developed intangibles. ASC Topic 350 states an internally generated intangible (i.e. patent or trademark) may be capitalized if the following three conditions are satisfied; 1) the costs relate to an intangible asset that can be specifically identified; 2) the identifiable intangible has a determinable life, and 3) the intangible is not one that is inherent in a going concern (internally generated goodwill). The Company deems the patent mentioned above meets all three of these criteria.

Intangible assets are amortized over their estimated useful lives. Amortizable intangible assets are reviewed at least annually to determine whether events or circumstances warrant a revision to the remaining period of amortization.

TitanLiner, Inc.

Notes to Financial Statements

Fair Values of Financial Instruments and Fair Value Measurements

The Company applies Financial Accounting Standards Board (FASB) Accounting Standard Codification (ASC) Topic 820, Fair Value Measurements and Disclosure (ASC Topic 820), which establishes a framework for measuring fair value under U.S. generally accepted accounting principles and enhances disclosures about the fair value of financial instruments.

Financial instruments of the Company consist of cash, trade accounts receivable, and trade accounts payable. The carrying value of these financial instruments approximates their fair value due to the short maturity of these instruments.

Revenue Recognition

The Company’s products and services are sold based upon purchase orders or field tickets with their customers. The Company recognizes revenue once the following four criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery of the product has occurred or services have been rendered, (iii) the price of the product or service is fixed or determinable and (iv) collectability is reasonably assured. The Company also recognizes revenue as services are performed in accordance with the related field tickets.

Sales of products and services are recognized upon completion of a containment system at the customer site, upon completion of a coating service, or upon completion of a portable rental term.

Income Taxes

The Company was converted to a C-corporation on June 29, 2012. Items of income and loss attributable to a C-corporation are taxed at the corporate level. The Company is subject to federal income tax.

The deferred taxes represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. An asset and liability approach is used in accounting for income taxes. Deferred tax assets and deferred tax liabilities are classified as current or non-current based on the classification of the related asset or liability for financial reporting or according to the expected reversal date of temporary differences not related to an asset or liability for financial reporting. In addition, a valuation allowance is used, if necessary, to reduce deferred tax assets by the amount of any tax benefits that are not expected to be realized in the future based on available evidence.

The Company implemented the accounting guidance for uncertainty in income taxes using the provisions of ASC Topic 740. Using that guidance, tax positions initially need to be recognized in the financial statements when it is more-likely-than-not the position will be sustained upon examination by the tax authorities. Such tax positions initially and subsequently need to be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts. The Company believes that it has appropriate support for the income tax positions taken and to be taken on its tax returns, and that its accruals for tax liabilities are adequate for all open tax years based on an assessment of many factors including experience and interpretations of tax laws applied to the facts of each matter. As of December 31, 2017, the Company’s tax years 2014 and thereafter remain subject to examination for federal tax purposes and tax years 2013 and thereafter remain subject to examination for state tax purposes.

The Company’s policy is to record any interest or penalties related to uncertain tax positions as a component of the related federal or state income tax expense.

TitanLiner, Inc.

Notes to Financial Statements

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

Economic Concentrations

The Company’s revenue is derived from customers involved in the oil and gas industry. Future operations could be affected by changes in economic or other conditions in the geographical areas in which they operate or by changes in the demand for such services.

Concentrations of Credit Risk

In the normal course of business, the Company maintains cash balances in excess of federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash or cash equivalents.

The Company’s customer base consists primarily of oil and natural gas producers. This concentration of customers may impact the Company’s overall credit risk, either positively or negatively, in that these entities may be similarly affected by changes in economic or other conditions. Collateral is not required for credit extended to the Company’s customers in the form of accounts receivable. The Company believes the individual customer credit risk is generally mitigated by the size, reputation and nature of its customers.

In the normal course of business, the Company grants credit to its customers based on credit evaluations of their financial condition and generally requires no collateral or other security. Major customers are defined as those individually comprising more than 10% of the Company’s accounts receivable. At December 31, 2017 and 2016, the Company had three major customers representing 38% and 56% of accounts receivable, respectively.

Major customers are defined as those individually comprising more than 10% of the Company’s sales. For the year ended December 31, 2017, the Company had two major customers representing 27% of the Company’s sales. For the year ended December 31, 2016, the Company had one major customer representing 35% of the Company’s sales. For the year ended December 31, 2015, the Company had three major customers representing 43% of the Company’s sales.

Advertising

Advertising costs are expensed as incurred. Advertising costs for the years ended December 31, 2017, 2016, and 2015 were $72,202, $45,748, and $65,745, respectively.

Recent Accounting Pronouncements

In November 2015, the FASB issued ASU 2015-17, “Income Taxes”, which requires all deferred tax assets and liabilities to be classified as non-current on the balance sheet instead of separating deferred taxes into current and non-current amounts. The guidance is effective for annual and interim periods beginning after December 15, 2017, and may be adopted on either a prospective or retrospective basis.

TitanLiner, Inc.

Notes to Financial Statements

In February 2016, the FASB issued ASU 2016-02, “Leases”, a comprehensive new standard that amends various aspects of existing accounting guidance for leases, including the recognition of a right of use asset and a lease liability for leases with a duration greater than one year. The guidance is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted. The Company has not completed a review of the new guidance; however, the Company anticipates that upon adoption of the standard the Company will recognize additional assets and corresponding liabilities related to leases on the Company’s balance sheet.

In May 2014, the FASB issued ASU No. 2014-09, which amends ASC Topic 606, “Revenue from Contracts with Customers”. The amendments in this ASU are intended to provide a more robust framework for addressing revenue issues, improve comparability of revenue recognition practices and improve disclosure requirements. The amendments in this accounting standard update are effective for interim and annual reporting periods beginning after December 15, 2017 and December 15, 2018 for public and private entities, respectively. This ASU can be adopted either retrospectively or as a cumulative effect adjustment as of the date of adoption. The Company has not completed a review of the new guidance and its impact on operations.

Subsequent Events

Management has evaluated all events or transactions that occurred after December 31, 2017 through May 31, 2018, the date the financial statements were available to be issued. During this period, the Company had no material recognizable subsequent events.

Note 3. Property and Equipment

Property and equipment consisted of the following at December 31:

	2017	2016
Office equipment and furniture	$29,008	$86,029
Equipment	641,893	643,785
Autos, trucks and trailers	1,906,715	1,726,938
Building	1,299,510	1,244,830
Leasehold improvements	49,535	49,535
Land	97,151	97,151
Rental equipment	3,058,360	1,489,582

	7,082,172	5,337,850
Accumulated depreciation	(3,890,533)	(3,399,540)

Total property and equipment, net	$3,191,639	$1,938,310

Depreciation expense for the years ended December 31, 2017, 2016, and 2015 was $805,692, $826,774, and $1,292,707 respectively.

Note 4. Line of Credit

The loan agreement with Comerica Bank was amended in December 2016 to require that the Company pay the principal sum of $3,000,000, or the amount outstanding under the agreement, together with interest thereon at the daily LIBOR rate plus the applicable margin, due January 1, 2019. Eligible accounts consist solely of trade accounts created in the ordinary course of business, upon which the Company’s right to receive advances or repayments is absolute and not contingent upon the fulfillment of any condition.

At December 31, 2017 and 2016, the outstanding balance was $1,064,114, respectively.

TitanLiner, Inc.

Notes to Financial Statements

Note 5. Long-Term Debt

Long-term debt consisted of the following at December 31,:

	2017	2016
Term notes payable to a financing company, payable in monthly installments totaling $2,664 including interest at 5.95% through January 6, 2020; secured by equipment.	$60,382	$89,770

Total long-term debt	60,382	89,770
Current portion	(26,787)	(27,358)

Long-term debt, net of current portion	$33,595	$62,412

As of December 31, 2017, maturities of long-term debt are as follows:

2018	$26,787
2019	30,933
2020	2,662

$60,382

Note 6. Income Taxes

Deferred income tax assets and liabilities for the Company are computed annually for temporary differences between financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to be realized. Income tax expenses are the taxes payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

The income tax provision differs from that computed by applying statutory rates to income before income tax expense (refund) primarily because of property basis adjustments required by tax regulations.

On December 22, 2017, legislation was signed into law which enacts significant changes to U.S. tax and related laws, including certain key U.S. federal income tax provisions applicable to oilfield service and manufacturing companies such as the Company. These include, but are not limited to, the following: a reduction in the maximum U.S. corporate tax rate to 21% beginning in 2018 from 35% in 2017, allows for the immediate expensing of certain property placed in service after September 27, 2017, elimination of certain manufacturing deductions after 2017 and limitations on the deductibility of Interest expense after 2017. U.S. state or other regulatory bodies have not announced potential changes to existing laws and regulations which may result from the new U.S. tax and related laws. U.S. GAAP requires that the impact of tax legislation be recognized in the period in which the law was enacted. As a result, the Company recorded a tax benefit of $190,288 due to a remeasurement of deferred tax assets and liabilities at December 31, 2017 at the U.S. corporate tax rate of 21%.

The income tax provision for the years ended December 31, 2017, 2016, and 2015 consists of the following:

	2017	2016	2015
Federal
Current	$739,052	$(384,548)	$32,169
Deferred	59,581	6,052	279,130

TitanLiner, Inc.

Notes to Financial Statements

	2017	2016	2015
State
Current	$278,664	$(172,372)	$7,766
Deferred	27,704	(18,874)	—

Income tax provision (benefit)	$1,105,001	$(569,742)	$319,065

The estimated provision for income tax differs from the amount calculated by applying the statutory federal income tax rates to income before taxes due to expenses which are not deductible for federal income tax, as follows:

	2017	2016	2015
Taxes at statutory rates	$1,258,023	$(561,950)	$51,991
State taxes at various rates	68,919	(14,880)	97,766
Other	(221,941)	7,088	169,308

Income tax provision (benefit)	$1,105,001	$(569,742)	$319,065

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at December 31, 2017 and 2016 are presented below:

	2017	2016
Deferred income tax asset:
Stock compensation	$23,182	$22,393
Bad debts	18,810	13,949
Inventory	—	(12,958)
Accrued vacation	5,677	8,789

Total deferred income tax asset	$47,669	$32,173

Deferred income tax liability:
Property and equipment, principally due to depreciation	$374,024	$253,590
Net operating loss carryforward	—	(13,008)

Total deferred income tax liability	$374,024	$240,582

Note 7. Leases

Capital Lease

The Company leases autos and equipment with lease terms through 2020. The assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the assets. The assets are depreciated over the shorter of their related lease terms or their estimated productive lives. Depreciation of assets under capital leases is included in depreciation expense.

Following is a summary of property held under capital leases at December 31, 2017 and 2016:

	2017	2016
Autos	$454,926	$482,948
Accumulated depreciation	(350,581)	(310,450)

Total	$104,345	$172,498

TitanLiner, Inc.

Notes to Financial Statements

Minimum future lease payments under capital leases as of December 31, 2017 for each of the next three years are:

Year Ending December 31,
2018	$134,051
2019	28,585
2020	2,383

Total minimum lease payments	165,019
Amount representing interest	(6,658)

Present value of net minimum lease payments	158,361
Current portion	(131,937)

Present value of net minimum lease payments, net of current portion	$26,424

Operating Leases

The Company leases warehouse and office space under non-cancelable agreements classified as operating leases, expiring at various dates through 2022. Rental expense for the year was $567,019, $551,197, and $634,727 for 2017, 2016, and 2015 respectively. Minimum annual rental commitments under non-cancelable agreements are as follows at December 31, 2017:

Year Ending December 31,
2018	$439,702
2019	333,248
2020	219,000
2021	78,000
2022	45,500

Total minimum lease payments	$1,115,450

Note 8. Stockholders’ Equity

The Company has three classes of stock which includes Series A preferred stock, Series B preferred stock, and common stock. The Company is authorized to issue an aggregate of 6,669,837 shares having a par value of $0.001 per share, of which 5,000,000 shares shall be common stock, 370,664 shares shall be “Series A Convertible Preferred Stock”, and 1,299,173 shares shall be “Series B Convertible Preferred Stock”.

Preferred Stock

Series A Convertible Preferred Stock and Series B Convertible Preferred Stock holders may vote on any matters and are entitled to cast votes equal to the number of shares each respective class can convert into Common Stock. The holders may convert their shares at any time into Common Stock. In the event of liquidation, the holders of Series B shares shall be paid preferential amounts before payments are made to the holders of Series A shares.

Series A Convertible Preferred Stock are valued at the Series A Liquidation Preference on the date of such conversion. The Series A Liquidation Preference is equal to the original issue price plus all accrued and unpaid dividends thereon to the date fixed for liquidation. As of December 31, 2017 and 2016, there were no accrued and unpaid dividends.

TitanLiner, Inc.

Notes to Financial Statements

Series B Convertible Preferred Stock are valued at the Series B Liquidation Preference on the date of such conversion. The Series B Liquidation Preference is equal to the original issue price plus the PIK Amount (“PIK”) defined as equal to 6% per annum of the original issue price wherein interest from the date of issuance shall accrue cumulatively and be compounded annually. As of December 31, 2017 and 2016, the balance related to PIK was $164,957 and 0, respectively.

As of December 31, 2017 and 2016, all Series A shares and Series B shares totaling 1,669,837, respectively, were issued and held by the investor group consisting of Capital Southwest Corporation, K. Rick Turner Revocable Trust, Turner Family Partnership, and MK Holdings, LP.

Warrants

At December 31, 2017 and 2016, the Company had outstanding warrants to purchase zero shares of Series A Convertible Preferred Stock with an exercise price of $0.01 per share, respectively. The warrants became exercisable in 2012 and will expire on December 31, 2022. No warrants were exercised during 2017. 11,261 warrants were exercised in December 2016.

Common Stock

Common Stock has all the rights, privileges, preferences and obligations provided for in the Agreement, which are generally consistent with an ordinary equity ownership interest. At December 31, 2017 and 2016, 1,000,000 shares of Common Stock had been issued, 765,031 and 749,300 of which were still outstanding at December 31, 2017 and 2016, respectively.

Treasury Stock

Treasury stock is shown at cost and at December 31, 2017 and 2016, consisted of 234,969 and 250,700 shares of common stock respectively.

Stock Appreciation Rights

During 2017 and 2016, the Company granted 9,000 and 6,000 equity equivalent awards, respectively, in the form of Stock Appreciation Rights (“SARs”) to key members of management that vest evenly over four years from the date of the grant. The SARs have no rights with payment contingent on a change of control. The Company determined the fair value of the SARs to be $0 as of the date of the grant.

Note 9. Commitments and Contingencies

In the normal course of business, the Company is involved in disputes and/or claims made by it against others or made by others against it. Management believes that the ultimate outcome of any dispute will not have a material adverse effect on its financial position, results of operations or on cash flows.

The Company is in an industry subject to increasingly demanding environmental standards imposed by federal, state and local environmental laws and regulations. Management believes it is in substantial compliance with applicable environmental laws and regulations.

Note 10. Employee Benefit Plan

The Company has a safe harbor 401(k) plan through Fidelity Investments covering all employees who have worked for the Company for more than 90 days as defined in the plan. The plan provides for employer matching up to 4% of each eligible employee’s contributions. The Company contributed $73,896, $57,525, and $52,684 to the plan for the years ended December 31, 2017, 2016, and 2015, respectively.

100,000 Shares

Common Stock

PROSPECTUS SUPPLEMENT

October 2, 2018